UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2014

Date of reporting period: May 31, 2014

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

May 31, 2014

AllianzGI Retirement 2015 Fund

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Global Growth Allocation Fund

AllianzGI Behavioral Advantage Large Cap Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI China Equity Fund

AllianzGI Convertible Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global Managed Volatility Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI Multi-Asset Real Return Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ Global Dividend Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI NFJ International Value Fund II

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund (formerly AllianzGI Structured Alpha Fund)

AllianzGI Ultra Micro Cap Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI U.S. Small-Cap Growth Fund (formerly AllianzGI U.S. Emerging Growth Fund)

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–5	AllianzGI Target-Date and Target Risk Funds
6–85	Fund Summaries
86–87	Important Information
88–90	Benchmark Descriptions
91–135	Schedules of Investments
136–147	Statements of Assets and Liabilities
148–159	Statements of Operations
160–172	Statements of Changes in Net Assets
174–227	Financial Highlights
228–287	Notes to Financial Statements
288–292	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder,

After three years of generally moderate growth, the US economy contracted toward the end of the six-month fiscal reporting period ended May 31, 2014. Despite this, US equities rallied sharply. The US bond market it also posted a positive return during the reporting period.

Six Months in Review

For the six-month fiscal reporting period ended May 31, 2014, US stocks rose 7.62% as measured by the Standard & Poor’s 500 Index. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, rose 5.33% and 6.52%, respectively, in dollar-denominated terms. In Emerging Markets, the MSCI Emerging Markets Index rose 1.89%.

With respect to bonds, the Barclays US Credit Index returned 5.35%, whereas the Barclays Global High Yield Index rose 5.86%. The Barclays US Government Bond Index returned 1.90%, while the broader bond market index, as measured by the Barclays US Aggregate Index, gained 3.28%.

After several years of positive growth, severe winter weather in parts of the United States constrained the US economy throughout the reporting period. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity, expanded at a 2.6% annual pace during the fourth quarter of 2013, but GDP contracted at an annual pace of 2.9% during the first quarter of 2014.

The Federal Reserve (the “Fed”) maintained an accommodative monetary stance during the reporting period. Announcements and actions related to the reduction of the Fed’s monthly asset purchase program contributed to bond-yield volatility over the December to May period. The markets have also been scrutinizing Fed statements related to when interest rates would begin to rise. In April the Fed repeated that it would not raise rates in the near future, saying that it “likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Federal Open Market Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

2	May 31, 2014 |	Semiannual Report

Outlook

We remain constructive on the US economic recovery and expect the first-quarter GDP decline to be followed by a meaningful bounce during the second quarter.

Federal Reserve officials have tied the outlook for monetary policy to incoming economic data. Based on our forecasts for growth, we believe that Fed asset purchases will end in the fourth quarter of 2014, with an increase in the Fed funds rate possible in mid-2015.

Additional Information

For many of our shareholders, especially those who are nearing or in retirement, income-generation is a top priority. But with continued low yields on investment-grade core bonds and the growing threat of interest-rate hikes, an overallocation to low-yielding, rate-sensitive securities may threaten today’s scarce income streams and put long-term goals in jeopardy.

If you’d like more information about this issue, talk to your financial advisor and consider reading our educational white paper, Strategies to Generate a Diversified Income Stream in a Low-Yield Environment.

Visit http://us.allianzgi.com/whitepaper to download a copy.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Semiannual Report	| May 31, 2014	3

Unaudited

AllianzGI Target-Date and Target Risk Funds*

For the period of December 1, 2013, through May 31, 2014, as provided by the US Multi-Asset Group.

Market Review and Outlook

What Happened

The Fellowship of the Central Bankers

For the six months ending May 31, 2014, a handful of central banks and their leaders—what we have termed, the fellowship of the central bankers—remained a key driver of market returns. As has been the case for recent periods, we believe that this fellowship contributed to most risk assets around the world rising and most government bond yields around the world falling. This is evident in the chart below that tracks the unprecedented expansion of the Fed’s balance sheet and the persistent upward march of the S&P 500 Index.

In the US, the taper announcement came at the December Federal Open Market Committee (FOMC) meeting and was implemented in January with a $10 billion reduction to Treasury bonds and mortgage-backed security purchases. The new Chair of the Federal Reserve, Janet Yellen, assumed her position at the helm of the FOMC and did not waste time making changes. At her first meeting in March, she both changed the nature of the Fed’s forward guidance from quantitative (targeted at least in part to achieving 6.5% unemployment) to qualitative and refocused market attention on speculating about the end of the Fed’s Zero Interest Rate Policy (ZIRP), which has been in place now for five years. In the wake of the changes, US 10-year Treasury yields continued to plummet from their recent high of 3.00% in late December to a low of 2.44% on May 28, 2014.

Around the world, the fellowship of the central bankers continued to influence markets with the result similar to that of the chart below. In Europe, during the period, European Central Bank (ECB) president Mario Draghi’s comments about the appreciation of the Euro and his reference to the possibility of further quantitative easing contributed to peripheral bond yields falling. In Spain, the yield on 10-year government bonds fell from 4.24% on December 5, 2013 to 2.82% on May 28, 2014 and in Italy, the yield on such bonds fell from a high of 4.22% on December 5, 2013 to 2.91% on May 14, 2014. (Yields in each moved steadily downward in June as well). Evidence of an economic recovery in both the core countries of Europe, including Germany and France, as well as the periphery also contributed to bond price appreciation. Elsewhere, the Bank of Japan (BOJ) continued its aggressive quantitative easing program. In the United Kingdom, the Bank of England maintained its record low interest rate and left unchanged its stimulus program of holding 375 billion pounds in government bonds.

United States, Europe and Emerging Markets

In the US, in the period from January through March, market observers had two big questions: First, would US growth continue despite a soft patch related to bad weather throughout parts of the country; and second, would markets avoid a repeat of the “taper tantrum” episode observed last spring. As it turned out, we learned in April that the answer to both was “yes.” The employment, retail sales and manufacturing data for March showed significant improvement compared with February, and most major asset classes posted positive returns for the quarter.

For the six-month period ending May 31, 2014, US equities were up 7.62% based on the S&P 500 Index and 5 to 10-year Treasuries were up 2.28% based on the Barclays US Treasury 5-10Yr Index.

Globally, in broad terms, equities and bonds were up as well: MSCI ACWI returned 6.02% and the Barclays Global Aggregate Index returned 3.55%. In fixed income, as with the previous period, the “fellowship of the central bankers” influenced all bond markets—including US Treasuries, where yields fluctuated, but remained in a range.

Global equities benefited from a steady recovery in Europe, which attracted both attention and capital inflows and drove up the value of the euro. The core and periphery of Europe saw positive equity performance. The periphery outperformed, with Spain up 12.99% and Italy up 15.96% (each based on respective MSCI dollar-denominated indexes). In the developed world, Japan was an underperformer, returning -3.56% in dollar terms.

For the period, emerging markets (EM) underperformed developed markets. Performance in EM was mixed for the period. From December 1, 2013 through early February, the MSCI Emerging Markets Index lost roughly 9.5%. However, from February 5 through May 23, the index was up 13.8%. Overall, emerging market stocks finished the period up 1.89%. Despite uncertainties surrounding growth in several key emerging-market countries, commodity prices, which are generally tightly linked to EM, finished the period up 7.77% led by energy, including Natural Gas which was up 23.03% and petroleum up 6.03%, based on the Dow Jones UBS Commodity Index.

* The “Target-Date Funds” are the AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund. The “Target Risk Funds” are the AllianzGI Retirement Income Fund, the AllianzGI Global Allocation Fund and the AllianzGI Global Allocation Fund.

4	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Target-Date and Target Risk Funds (cont’d)

Outlook

At the close of the reporting period, we believe that investors are left with few options. The first is simply waiting out the central banks’ financial repression strategy, and slowly losing money in real terms with the losses adding up over time. At a 2.5% inflation rate, an account earning a zero nominal rate loses 14.0% of its value after six years.

Alternatively, investors can buy risky assets and follow the “Don’t Fight the Fed, ECB, BOE and BOJ” rule. Such an approach relies on further price/earnings expansion (or at least no contraction) and some earnings growth. This is an increasingly difficult proposition as global central banks push asset prices up and bond yields below inflation. This strategy involves hunting for still-undervalued assets to realize both earnings growth and expansions in valuation, as well as for sustainable and growing dividends. We believe that the opportunity set is limited.

Patience may turn out to be the best investment strategy during what is now the sixth year of financial repression. When spreads are tight, shorter-term real rates are negative and valuations are high almost everywhere, a slow but small loss of purchasing power is not the worst outcome. And recovering economies have pockets of value and opportunities for growth.

As a result, our favored investment themes are short-duration credit risk, high-quality dividends with growth and the few remaining value opportunities. Carefully building portfolios around these themes, while waiting out the recovery and central-bank normalization, is expected to pay off eventually. This is a global exercise. There will be times of stress that will be accompanied by sharp sell-offs. Since evidence indicates that the economy and equity markets could be in a long-term uptrend, these sell-offs, when acute, can be the time to buy.

At the end of the period, AllianzGI Target-Date Funds and AllianzGI Retirement Income Fund remain underweight hard duration and exposed to fixed-income strategies that may benefit in rising-rate environments. The portfolios remain modestly underweight commodities and real estate relative to their benchmarks. All of the portfolios are within their benchmark-determined risk budgets.

During the reporting period, several changes to the Target-Date and Target Risk Funds’ portfolios were made including, in the fixed income portion, a net reduction to hard duration through trimming the PIMCO Real Return Fund and the PIMCO Mortgage Opportunities Fund. To this end, the PIMCO Senior Floating Rate Fund was also added. There was an increase in the Funds’ exposure to equities in Spain, given the recovery in Europe and based on the team’s work to find opportunities based on valuations. Exposure to emerging market equities was reduced in early January and further reduced later in the period at least in part to further underweight markets that have not yet implemented what we believe are needed structural reforms.

Semiannual Report	| May 31, 2014	5

Unaudited

AllianzGI Retirement 2015 Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at Net Asset Value (“NAV”) of the AllianzGI Retirement 2015 Fund (the “Fund”) returned 4.04% underperforming the Dow Jones Real Return 2015 Index (the “benchmark index”) which returned 5.31%.

Portfolio Review

The Fund finished the six-month period ended May 31, 2014 within its risk budget but trailed the benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the benchmark index, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark index, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position to global equities because it is overweight US large-cap and international large-cap equities. The Fund is underweight duration and the fixed income portion of the portfolio held off-benchmark exposure in international sovereign bonds and short-term US nominal bonds.

From an asset-class perspective, allocations away from global equities into commodities and real estate helped the Fund relative to its peers however it was underweight these asset classes relative to its benchmark index, which was a detractor from the reporting period’s relative return. Commodities and real estate both rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ UBS Commodity Index was up 7.77% and the DJ US Select REIT Index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. An underweight in duration further detracted as the long end of the US Treasury curve outperformed the short end. (The US Treasury 10-20 Year Index returned 6.26% versus the Barclays US Aggregate Index which returned 3.28%). While yields fell during the period, the negative effect on the portfolio was partially offset by the Fund’s positioning within inflation-protected bonds. An underweight to intermediate-term TIPS contributed to overall performance.

Within the equity component of the portfolio, the Fund’s overweight to US and international large-cap equities helped relative returns with the S&P 500 and MSCI EAFE both posting strong absolute returns of 7.62% and 5.33%, respectively. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International

Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s duration and positioning within commodities and real estate were the primary detractors for relative returns during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

6	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2015 Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2015 Fund Class A	4.04%	5.39%	8.60%	9.50%
AllianzGI Retirement 2015 Fund Class A (adjusted)	–1.68%	–0.41%	7.38%	8.37%
AllianzGI Retirement 2015 Fund Class C	3.68%	4.61%	7.79%	8.68%
AllianzGI Retirement 2015 Fund Class C (adjusted)	2.68%	3.61%	7.79%	8.68%
AllianzGI Retirement 2015 Fund Class D	3.99%	5.28%	8.54%	9.45%
AllianzGI Retirement 2015 Fund Class R	3.90%	5.04%	8.28%	9.19%
AllianzGI Retirement 2015 Fund Class P	4.22%	5.72%	8.89%	9.79%
AllianzGI Retirement 2015 Fund Class R6	4.27%	5.83%	8.98%	9.89%
AllianzGI Retirement 2015 Fund Administrative Class	4.12%	5.46%	8.65%	9.56%
Dow Jones Real Return 2015 Index	5.31%	4.67%	8.20%	8.65%
Lipper Mixed-Asset Target 2015 Funds Average	4.28%	8.63%	10.43%	10.96%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.42% for Class R shares, 0.77% for Class P shares, 0.67% for Class R6 shares and 1.02% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

PIMCO 1-5 Year U.S. TIPS Index	12.0%
PIMCO Income	10.0%
PIMCO Real Return	9.0%
PIMCO Short-term	8.0%
PIMCO Senior Floating Rate	5.5%
AllianzGI Short Duration High Income	5.5%
PIMCO Floating Income	5.0%
PIMCO Mortgage Opportunities	4.0%
Other	40.3%
Cash & Equivalents — Net	0.7%

Semiannual Report	| May 31, 2014	7

Unaudited

AllianzGI Retirement 2015 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,040.40	$1,036.80	$1,039.90	$1,039.00	$1,042.20	$1,042.70	$1,041.20
Expenses Paid During Period	$2.03	$5.84	$2.54	$3.81	$0.51	$—	$1.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,022.94	$1,019.20	$1,022.44	$1,021.19	$1,024.43	$1,024.93	$1,023.19
Expenses Paid During Period	$2.02	$5.79	$2.52	$3.78	$0.50	$—	$1.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.15% for Class C, 0.50% for Class D, 0.75% for Class R, 0.10% for Class P, 0.00% for Class R6 and 0.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

8	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2020 Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Retirement 2020 Fund (the “Fund”) returned 4.33% underperforming the Dow Jones Real Return 2020 Index (the “benchmark index”) which returned 5.45%.

Portfolio Review

The Fund finished the six month period ended May 31, 2014 within its risk budget but trailed the benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the benchmark index, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark index, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position to global equities because it is overweight US large-cap and international large-cap equities. The Fund is underweight duration and the fixed income portion of the portfolio held off-benchmark exposure in international sovereign bonds and short-term US nominal bonds.

From an asset-class perspective, allocations away from global equities into commodities and real estate helped the Fund relative to its peers however it was underweight these asset classes relative to its benchmark index, which was a detractor from the reporting period’s relative return. Commodities and real estate both rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ UBS Commodity Index was up 7.77% and the DJ US Select REIT Index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. An underweight in duration further detracted as the long end of the US Treasury curve outperformed the short end. (The US Treasury 10-20 Year Index returned 6.26% versus the Barclays US Aggregate Index which returned 3.28%). While yields fell during the period, the negative effect on the portfolio was partially offset by the Fund’s positioning within inflation-protected bonds. An underweight to intermediate-term TIPS contributed to overall performance.

Within the equity component of the portfolio, the Fund’s overweight to US and international large-cap equities helped relative returns with the S&P 500 and MSCI EAFE both posting strong absolute returns of 7.62% and 5.33%, respectively. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International

Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark index, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s duration and positioning within commodities and real estate were the primary detractors for relative returns during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

Semiannual Report	| May 31, 2014	9

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	4.33%	5.93%	8.95%	9.87%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–1.41%	0.10%	7.73%	8.73%
AllianzGI Retirement 2020 Fund Class C	3.92%	5.14%	8.12%	9.03%
AllianzGI Retirement 2020 Fund Class C (adjusted)	2.92%	4.14%	8.12%	9.03%
AllianzGI Retirement 2020 Fund Class D	4.24%	5.78%	8.88%	9.80%
AllianzGI Retirement 2020 Fund Class R	4.14%	5.58%	8.63%	9.55%
AllianzGI Retirement 2020 Fund Class P	4.48%	6.24%	9.24%	10.15%
AllianzGI Retirement 2020 Fund Class R6	4.53%	6.40%	9.34%	10.26%
AllianzGI Retirement 2020 Fund Administrative Class	4.36%	5.96%	9.00%	9.92%
Dow Jones Real Return 2020 Index	5.45%	5.28%	8.61%	9.11%
Lipper Mixed-Asset Target 2020 Funds Average	4.49%	9.69%	11.16%	11.59%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.19% for Class A shares, 1.94% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

PIMCO 1-5 Year U.S. TIPS Index	11.5%
PIMCO Income	9.0%
PIMCO Real Return	9.0%
PIMCO Senior Floating rate	5.5%
AllianzGI Short Duration High Income	5.5%
PIMCO Short-Term	5.5%
PIMCO Floating Income	5.0%
AllianzGI Best Styles Global Equity	4.0%
Other	44.2%
Cash & Equivalents — Net	0.8%

10	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,043.30	$1,039.20	$1,042.40	$1,041.40	$1,044.80	$1,045.30	$1,043.60
Expenses Paid During Period	$2.04	$5.85	$2.55	$3.82	$0.51	$—	$1.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,022.94	$1,019.20	$1,022.44	$1,021.19	$1,024.43	$1,024.93	$1,023.19
Expenses Paid During Period	$2.02	$5.79	$2.52	$3.78	$0.50	$—	$1.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.15% for Class C, 0.50% for Class D, 0.75% for Class R, 0.10% for Class P, 0.00% for Class R6 and 0.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2014	11

Unaudited

AllianzGI Retirement 2025 Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Retirement 2025 Fund (the “Fund”) returned 4.52% underperforming the Dow Jones Real Return 2025 Index (the “benchmark index”) which returned 5.71%.

Portfolio Review

The Fund finished the six month period ended May 31, 2014 within its risk budget but trailed the benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the benchmark index, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark index, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position to global equities because it is overweight US large-cap and international large-cap equities. The Fund is underweight duration and the fixed income portion of the portfolio held off-benchmark exposure in international sovereign bonds and short-term US nominal bonds.

From an asset-class perspective, allocations away from global equities into commodities and real estate helped the fund relative to its peers however it was underweight these asset classes relative to its benchmark index, which was a detractor from the reporting period’s relative return. Commodities and real estate both rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ UBS Commodity Index was up 7.77% and the DJ US Select REIT index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. An underweight in duration further detracted as the long end of the US Treasury curve outperformed the short end. (The US Treasury 10-20 Year Index returned 6.26% versus the Barclays US Aggregate Index which returned 3.28%). While yields fell during the period, the negative effect on the portfolio was partially offset by the Fund’s positioning within inflation-protected bonds. An underweight to intermediate-term TIPS contributed to overall performance.

Within the equity component of the portfolio, the Fund’s overweight to US and international large-cap equities helped relative returns with the S&P 500 and MSCI EAFE both posting strong absolute returns of 7.62% and 5.33%, respectively. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International

Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s duration and positioning within commodities and real estate were the primary detractors for relative returns during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

12	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	4.52%	6.67%	8.54%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–1.23%	0.80%	6.06%
AllianzGI Retirement 2025 Fund Class R	4.31%	6.27%	8.15%
AllianzGI Retirement 2025 Fund Class P	4.67%	7.00%	8.87%
AllianzGI Retirement 2025 Fund Class R6	4.72%	7.05%	8.95%
AllianzGI Retirement 2025 Fund Administrative Class	4.56%	6.70%	8.58%
Dow Jones Real Return 2025 Index	5.71%	6.27%	7.30%
Lipper Mixed-Asset Target 2025 Funds Average	5.06%	12.06%	13.19%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.46% for Class R shares, 0.81% for Class P shares, 0.71% for Class R6 shares and 1.06% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

PIMCO Income	8.5%
PIMCO Real Return	8.0%
PIMCO 1-5 Year U.S. TIPS Index	7.9%
PIMCO Senior Floating Rate	5.5%
AllianzGI Short Duration High Income	5.4%
PIMCo Floating Income	5.0%
PIMCO Short-Term	4.9%
AllianzGI Best Styles Global Equity	4.5%
Other	49.3%
Cash & Equivalents — Net	1.0%

Semiannual Report	| May 31, 2014	13

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,045.20	$1,043.10	$1,046.70	$1,047.20	$1,045.60
Expenses Paid During Period	$2.04	$3.82	$0.51	$—	$1.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,022.94	$1,021.19	$1,024.43	$1,024.93	$1,023.19
Expenses Paid During Period	$2.02	$3.78	$0.50	$—	$1.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 0.75% for Class R, 0.10% for Class P, 0.00% for Class R6 and 0.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

14	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2030 Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Retirement 2030 Fund (the “Fund”) returned 4.71% underperforming the Dow Jones Real Return 2030 Index (the “benchmark index”) which returned 6.10%.

Portfolio Review

The Fund finished the six month period ended May 31, 2014 within its risk budget but trailed its benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the benchmark index, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark index, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position to global equities because it is overweight international large-cap equities, international small-cap equities, and US small-cap equities. The Fund is underweight duration. The fixed income portion of the portfolio held off-benchmark exposure in international sovereign bonds and short-term US nominal bonds.

From an asset-class perspective, allocations away from global equities into commodities and real estate helped the Fund relative to its peers however it was underweight these asset classes relative to its benchmark, which was a detractor from the reporting period’s relative return. Commodities and real estate both rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ UBS Commodity Index was up 7.77% and the DJ US Select REIT Index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. An underweight in duration further detracted as the long end of the US Treasury curve outperformed the short end. (The US Treasury 10-20 Year Index returned 6.26% versus the Barclays US Aggregate Index which returned 3.28%). While yields fell during the period, the negative effect on the portfolio was partially offset by the Fund’s positioning within inflation-protected bonds. An underweight to intermediate-term TIPS contributed to overall performance.

Within the equity component of the portfolio, the Fund’s overweight to international large-cap equities helped relative returns with the MSCI EAFE posting a strong absolute return of 5.33%. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s duration and positioning within commodities and real estate were the primary detractors for relative returns during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

Semiannual Report	| May 31, 2014	15

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	4.71%	8.28%	10.44%	11.65%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–1.05%	2.32%	9.20%	10.49%
AllianzGI Retirement 2030 Fund Class C	4.37%	7.48%	9.62%	10.89%
AllianzGI Retirement 2030 Fund Class C (adjusted)	3.37%	6.48%	9.62%	10.89%
AllianzGI Retirement 2030 Fund Class D	4.71%	8.21%	10.39%	11.65%
AllianzGI Retirement 2030 Fund Class R	4.59%	7.89%	10.11%	11.40%
AllianzGI Retirement 2030 Fund Class P	4.92%	8.61%	10.73%	12.01%
AllianzGI Retirement 2030 Fund Class R6	4.97%	8.71%	10.83%	12.11%
AllianzGI Retirement 2030 Fund Administrative Class	4.78%	8.32%	10.50%	11.78%
Dow Jones Real Return 2030 Index	6.10%	7.66%	10.09%	10.80%
Lipper Mixed-Asset Target 2030 Funds Average	5.16%	13.00%	12.98%	13.44%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.28% for Class A shares, 2.03% for Class C shares, 1.28% for Class D shares, 1.53% for Class R shares, 0.88% for Class P shares, 0.78% for Class R6 shares and 1.13% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

PIMCO Income	8.5%
AllianzGI Best Styles Global Equity	5.5%
PIMCO Senior Floating Rate	5.5%
PIMCO 1-5 Year U.S. TIPS Index	5.5%
AllianzGI Short Duration High Income	5.5%
PIMCO Floating Income	5.0%
PIMCO Short-Term	4.5%
AllianzGI U.S. Managed Volatility	4.0%
Other	55.2%
Cash & Equivalents — Net	0.8%

16	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,047.10	$1,043.70	$1,047.10	$1,045.90	$1,049.20	$1,049.70	$1,047.80
Expenses Paid During Period	$1.79	$5.60	$2.30	$3.57	$0.26	$—	$1.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,023.19	$1,019.45	$1,022.69	$1,021.44	$1,024.68	$1,024.93	$1,023.44
Expenses Paid During Period	$1.77	$5.54	$2.27	$3.53	$0.25	$—	$1.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 1.10% for Class C, 0.45% for Class D, 0.70% for Class R, 0.05% for Class P, 0.00% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2014	17

Unaudited

AllianzGI Retirement 2035 Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Retirement 2035 Fund (the “Fund”) returned 5.00% underperforming the Dow Jones Real Return 2035 Index (the “benchmark index”) which returned 6.57%.

Portfolio Review

The Fund finished the six-month period ended May 31, 2014 within its risk budget but trailed benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the benchmark index, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark index, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position to global equities because it is overweight international large-cap equities, international small-cap equities, and US small-cap equities. The Fund is underweight duration and the fixed income portion of the portfolio held off-benchmark exposure in international sovereign bonds and short-term US nominal bonds.

From an asset-class perspective, allocations away from global equities into commodities and real estate helped the Fund relative to its peers however it was underweight these asset classes relative to its benchmark index, which was a detractor from the reporting period’s relative return. Commodities and real estate both rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ UBS Commodity Index was up 7.77% and the DJ US Select REIT Index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. An underweight in duration further detracted as the long end of the US Treasury curve outperformed the short end. (The US Treasury 10-20 Year Index returned 6.26% versus the Barclays US Aggregate Index which returned 3.28%). While yields fell during the period, the negative effect on the portfolio was partially offset by the Fund’s positioning within inflation-protected bonds. An underweight to intermediate-term TIPS contributed to overall performance.

Within the equity component of the portfolio, the Fund’s overweight to international large-cap equities helped relative returns with the MSCI EAFE posting a strong absolute return of 5.33%. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International

Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI US Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s duration and positioning within commodities and real estate were the primary detractors for relative returns during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

18	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	5.00%	9.68%	11.91%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–0.77%	3.65%	9.36%
AllianzGI Retirement 2035 Fund Class R	4.81%	9.32%	11.54%
AllianzGI Retirement 2035 Fund Class P	5.18%	10.03%	12.28%
AllianzGI Retirement 2035 Fund Class R6	5.29%	10.20%	12.37%
AllianzGI Retirement 2035 Fund Administrative Class	5.05%	9.78%	11.98%
Dow Jones Real Return 2035 Index	6.57%	9.34%	10.69%
Lipper Mixed-Asset Target 2035 Funds Average	5.40%	14.54%	15.70%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 1.56% for Class R shares, 0.91% for Class P shares, 0.81% for Class R6 shares and 1.16% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of
May 31, 2014)

AllianzGI Best Styles Global Equity	7.6%
PIMCO Income	7.0%
PIMCO Floating Income	5.0%
PIMCO Senior Floating Rate	4.9%
AllianzGI Short Duration High Income	4.9%
AllianzGI U.S. Managed Volatility	4.5%
AllianzGI Behavioral Advantage Large Cap	4.2%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	4.1%
Other	57.0%
Cash & Equivalents — Net	0.8%

Semiannual Report	| May 31, 2014	19

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,050.00	$1,048.10	$1,051.80	$1,052.90	$1,050.50
Expenses Paid During Period	$1.79	$3.57	$0.26	$—	$1.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,023.19	$1,021.44	$1,024.68	$1,024.93	$1,023.44
Expenses Paid During Period	$1.77	$3.53	$0.25	$—	$1.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 0.70% for Class R, 0.05% for Class P, 0.00% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

20	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2040 Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Retirement 2040 Fund (the “Fund”) returned 5.26% underperforming the Dow Jones Real Return 2040 Index (the “benchmark index”) which returned 6.99%.

Portfolio Review

The Fund finished the six-month period ended May 31, 2014 within its risk budget but trailed benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the benchmark index, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark index, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position to global equities because it is overweight international large-cap equities, international small-cap equities, and US small-cap equities. The Fund is underweight duration. The fixed income portfolio held off-benchmark exposure in international sovereign bonds and short-term US nominal bonds.

From an asset-class perspective, allocations away from global equities into commodities and real estate helped the Fund relative to its peers but the Fund was underweight these asset classes relative to its benchmark index, which was a detractor from the reporting period’s relative return. Commodities and real estate both rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ UBS Commodity Index was up 7.77% and the DJ US Select REIT Index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. An underweight in duration further detracted as the long end of the US Treasury curve outperformed the short end. (The US Treasury 10-20 Year Index returned 6.26% versus the Barclays US Aggregate Index which returned 3.28%). While yields fell during the period, the negative effect on the portfolio was partially offset by the Fund’s positioning within inflation-protected bonds. An underweight to intermediate-term TIPS contributed to overall performance.

Within the equity component of the portfolio, the Fund’s overweight to international large-cap equities helped relative returns with the MSCI EAFE posting a strong absolute return of 5.33%. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International

Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s duration and positioning within commodities and real estate were the primary detractors for relative returns during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

Semiannual Report	| May 31, 2014	21

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	5.26%	10.90%	12.08%	13.45%
AllianzGI Retirement 2040 Fund Class A (adjusted)	–0.53%	4.80%	10.82%	12.27%
AllianzGI Retirement 2040 Fund Class C	4.94%	10.13%	11.25%	12.58%
AllianzGI Retirement 2040 Fund Class C (adjusted)	3.94%	9.13%	11.25%	12.58%
AllianzGI Retirement 2040 Fund Class D	5.28%	10.82%	12.00%	13.35%
AllianzGI Retirement 2040 Fund Class R	5.11%	10.56%	11.75%	13.11%
AllianzGI Retirement 2040 Fund Class P	5.45%	11.27%	12.38%	13.74%
AllianzGI Retirement 2040 Fund Class R6	5.50%	11.36%	12.47%	13.83%
AllianzGI Retirement 2040 Fund Administrative Class	5.32%	10.99%	12.14%	13.50%
Dow Jones Real Return 2040 Index	6.99%	10.93%	11.77%	12.72%
Lipper Mixed-Asset Target 2040 Funds Average	5.38%	14.57%	13.93%	14.38%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.34% for Class A shares, 2.09% for Class C shares, 1.34% for Class D shares, 1.59% for Class R shares, 0.94% for Class P shares, 0.84% for Class R6 shares and 1.19% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

AllianzGI Best Styles Global Equity	8.1%
PIMCO Income	5.4%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	5.3%
AllianzGI Behavioral Advantage Large Cap	5.1%
AllianzGI U.S. Managed Volatility	5.0%
PIMCO Floating Income	5.0%
AllianzGI Short Duration High Income	4.9%
AllianzGI Income & Growth	4.5%
Other	55.8%
Cash & Equivalents — Net	0.9%

22	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,052.60	$1,049.40	$1,052.80	$1,051.10	$1,054.50	$1,055.00	$1,053.20
Expenses Paid During Period	$1.74	$5.57	$2.25	$3.53	$0.20	$—	$1.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,023.24	$1,019.50	$1,022.74	$1,021.49	$1,024.73	$1,024.93	$1,023.49
Expenses Paid During Period	$1.72	$5.49	$2.22	$3.48	$0.20	$—	$1.46

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.34% for Class A, 1.09% for Class C, 0.44% for Class D, 0.69% for Class R, 0.04% for Class P, 0.00% for Class R6 and 0.29% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2014	23

Unaudited

AllianzGI Retirement 2045 Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Retirement 2045 Fund (the “Fund”) returned 5.38% underperforming the Dow Jones Real Return 2045 Index (the “benchmark index”) which returned 7.26%.

Portfolio Review

The Fund finished the six-month period ended May 31, 2014 within its risk budget but trailed benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the Dow Jones Real Return benchmark, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark index, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position to global equities because it is overweight international large-cap equities, international small-cap equities, and US small-cap equities. The Fund is underweight duration and the fixed income portion of the portfolio held off-benchmark exposure in international sovereign bonds and short-term US nominal bonds.

From an asset-class perspective, allocations away from global equities into commodities and real estate helped the Fund relative to its peers but the Fund was underweight these asset classes relative to its benchmark, which was a detractor from the reporting period’s relative return. Commodities and real estate both rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ UBS Commodity Index was up 7.77% and the DJ US Select REIT Index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. An underweight in duration further detracted as the long end of the US Treasury curve outperformed the short end. (The US Treasury 10-20 Year Index returned 6.26% versus the Barclays US Aggregate Index which returned 3.28%). While yields fell during the period, the negative effect on the portfolio was partially offset by the Fund’s positioning within inflation-protected bonds. An underweight to intermediate-term TIPS contributed to overall performance.

Within the equity component of the portfolio, the Fund’s overweight to international large-cap equities helped relative returns with the MSCI EAFE posting a strong absolute return of 5.33%. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International

Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s underweight in real estate and stock selection within global equities were the primary detractors for relative returns during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

24	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	5.38%	11.69%	13.87%
AllianzGI Retirement 2045 Fund Class A (adjusted)	–0.41%	5.54%	11.27%
AllianzGI Retirement 2045 Fund Class R	5.23%	11.31%	13.47%
AllianzGI Retirement 2045 Fund Class P	5.58%	12.05%	14.21%
AllianzGI Retirement 2045 Fund Class R6	5.60%	12.13%	14.30%
AllianzGI Retirement 2045 Fund Administrative Class	5.44%	11.80%	13.89%
Dow Jones Real Return 2045 Index	7.26%	12.18%	13.74%
Lipper Mixed-Asset Target 2045 Funds Average	5.53%	15.59%	17.07%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 1.62% for Class R shares, 0.97% for Class P shares, 0.87% for Class R6 shares and 1.22% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

AllianzGI Best Styles Global Equity	9.5%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	5.7%
AllianzGI Behavioral Advantage Large Cap	5.0%
AllianzGI U.S. Managed Volatility	5.0%
AllianzGI Short Duration High Income	5.0%
AllianzGI NFJ International Value	4.9%
AllianzGI NFJ Global Dividend Value	4.8%
AllianzGI Income & Growth	4.5%
Other	54.5%
Cash & Equivalents — Net	1.1%

Semiannual Report	| May 31, 2014	25

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,053.80	$1,052.30	$1,055.80	$1,056.00	$1,054.40
Expenses Paid During Period	$1.69	$3.48	$0.15	$—	$1.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,023.29	$1,021.54	$1,024.78	$1,024.93	$1,023.54
Expenses Paid During Period	$1.66	$3.43	$0.15	$—	$1.41

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.33% for Class A, 0.68% for Class R, 0.03% for Class P, 0.00% for Class R6 and 0.28% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

26	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2050 Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Retirement 2050 Fund (the “Fund”) returned 5.49% underperforming the Dow Jones Real Return 2050 Index (the “benchmark index”) which returned 7.38%.

Portfolio Review

The Fund finished the six-month period ended May 31, 2014 within its risk budget but trailed its benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the benchmark index, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark index, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position to global equities because it is overweight international large-cap equities, international small-cap equities, and US small-cap equities. The Fund is underweight duration and the fixed income portion of the portfolio held off-benchmark exposure in international sovereign bonds and short-term US nominal bonds.

From an asset-class perspective, allocations away from global equities into commodities and real estate helped the Fund relative to its peers but the Fund was underweight these asset classes relative to its benchmark, which was a detractor from the reporting period’s relative return. Commodities and real estate both rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ UBS Commodity Index was up 7.77% and the DJ US Select REIT Index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. An underweight in duration further detracted as the long end of the US Treasury curve outperformed the short end. (The US Treasury 10-20 Year Index returned 6.26% versus the Barclays US Aggregate Index which returned 3.28%). While yields fell during the period, the negative effect on the portfolio was partially offset by the Fund’s positioning within inflation-protected bonds. An underweight to intermediate-term TIPS contributed to overall performance.

Within the equity component of the portfolio, the Fund’s overweight to international large-cap equities helped relative returns with the MSCI EAFE posting a strong absolute return of 5.33%. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International

Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s underweight in real estate and stock selection within global equities were the primary detractors for relative returns during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

Semiannual Report	| May 31, 2014	27

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	5.49%	12.10%	12.73%	14.03%
AllianzGI Retirement 2050 Fund Class A (adjusted)	–0.31%	5.94%	11.47%	12.85%
AllianzGI Retirement 2050 Fund Class C	5.11%	11.27%	11.88%	13.20%
AllianzGI Retirement 2050 Fund Class C (adjusted)	4.11%	10.27%	11.88%	13.20%
AllianzGI Retirement 2050 Fund Class D	5.41%	12.01%	12.67%	13.98%
AllianzGI Retirement 2050 Fund Class R	5.34%	11.75%	12.40%	13.73%
AllianzGI Retirement 2050 Fund Class P	5.63%	12.45%	13.02%	14.35%
AllianzGI Retirement 2050 Fund Class R6	5.71%	12.53%	13.12%	14.45%
AllianzGI Retirement 2050 Fund Administrative Class	5.46%	12.14%	12.78%	14.11%
Dow Jones Real Return 2050 Index	7.38%	13.03%	12.68%	13.74%
Lipper Mixed-Asset Target 2050+ Funds Average	5.52%	15.15%	14.18%	14.59%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 2.15% for Class C shares, 1.40% for Class D shares, 1.65% for Class R shares, 1.00% for Class P shares, 0.90% for Class R6 shares and 1.25% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

The Dow Jones Real Return 2050 Index inception date was 12/31/2009. Accordingly, Dow Jones Real Return 40+ Index performance is used for periods prior to 12/31/2009.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

AllianzGI Best Styles Global Equity	10.0%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	6.0%
AllianzGI Behavioral Advantage Large Cap	5.6%
AllianzGI NFJ International Value	5.4%
AllianzGI U.S. Managed Volatility	5.2%
AllianzGI Income & Growth	5.0%
AllianzGI NFJ Mid-Cap Value	5.0%
AllianzGI NFJ Global Dividend Value	5.0%
Other	51.6%
Cash & Equivalents — Net	1.2%

28	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,054.90	$1,051.10	$1,054.10	$1,053.40	$1,056.30	$1,057.10	$1,054.60
Expenses Paid During Period	$1.59	$5.42	$2.10	$3.38	$0.05	$—	$1.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,023.39	$1,019.65	$1,022.89	$1,021.64	$1,024.88	$1,024.93	$1,023.64
Expenses Paid During Period	$1.56	$5.34	$2.07	$3.33	$0.05	$—	$1.31

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.31% for Class A, 1.06% for Class C, 0.41% for Class D, 0.66% for Class R, 0.01% for Class P, 0.00% for Class R6 and 0.26% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2014	29

Unaudited

AllianzGI Retirement 2055 Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Retirement 2055 Fund (the “Fund”) returned 5.63% underperforming the Dow Jones Real Return 2040+ Index (the “benchmark index”) which returned 7.24%.

Portfolio Review

The Fund finished the six-month period ended May 31, 2014 within its risk budget but trailed its benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the benchmark index, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position in international large-cap equities, international small-cap equities, and US small-cap equities, while underweighting US large-cap equities. The Fund’s fixed income portion of the portfolio held off-benchmark exposure in international sovereign bonds and an underweight position in TIPS.

From an asset-class perspective, allocations away from global equities into real estate helped the

Fund relative to its peers but the Fund was underweight this asset classes relative to its benchmark, which was a detractor from the reporting period’s relative return. Real estate rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ US Select REIT Index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. Within fixed income, the Fund maintained an underweight position in duration and an overweight in credit. While yields fell during the reporting period, the negative effect on the portfolio was partially offset by positioning within inflation-protected bonds. The underweight to intermediate-term TIPS contributed to performance.

Within the equity component of the portfolio, the Fund’s overweight to international large-cap equities helped relative returns with the MSCI EAFE posting a strong absolute return of 5.33%. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s positioning within real estate and stock selection in global equities were the primary detractors from relative return during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	5.63%	12.28%	14.50%
AllianzGI Retirement 2055 Fund Class A (adjusted)	–0.18%	6.11%	11.88%
AllianzGI Retirement 2055 Fund Class R	5.45%	11.94%	14.13%
AllianzGI Retirement 2055 Fund Class P	5.82%	12.65%	14.87%
AllianzGI Retirement 2055 Fund Class R6	5.87%	12.75%	14.97%
AllianzGI Retirement 2055 Fund Administrative Class	5.66%	12.44%	14.57%
Dow Jones Real Return 2040+ Index	7.24%	13.53%	15.04%
Lipper Mixed-Asset Target 2055+ Funds Average	5.66%	16.30%	17.44%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 1.65% for Class R shares, 1.00% for Class P shares, 0.90% for Class R6 shares and 1.25% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

30	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

AllianzGI Best Syles Global Equity	10.0%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	6.0%
AllianzGI Behavioral Advantage Large Cap	5.6%
AllianzGI NFJ International Value	5.4%
AllianzGI U.S. Managed Volatility	5.3%
AllianzGI NFJ Mid-Cap Value	5.0%
AllianzGI Income & Growth	5.0%
AllianzGI NFJ Global Dividend Value	4.9%
Other	51.7%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,056.30	$1,054.50	$1,058.20	$1,058.70	$1,056.60
Expenses Paid During Period	$1.54	$3.33	$—	$—	$1.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,023.44	$1,021.69	$1,024.93	$1,024.93	$1,023.68
Expenses Paid During Period	$1.51	$3.28	$—	$—	$1.26

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.30% for Class A, 0.65% for Class R, 0.00% for Class P, 0.00% for Class R6 and 0.25% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2014	31

Unaudited

AllianzGI Retirement Income Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Retirement Income Fund (the “Fund”) returned 3.85% underperforming the Dow Jones Real Return Today Index (the “benchmark index”) which returned 5.32%.

Portfolio Review

The Fund finished the six-month period ended May 31, 2014 within its risk budget but trailed its benchmark index. The underperformance was primarily a result of asset allocation positioning and security selection decisions.

During the reporting period, and relative to the benchmark index, the Fund held underweights in real-return assets (including real estate and commodities futures), and Treasury inflation-protected securities (TIPS). Although the Fund was underweight these asset classes relative to its benchmark index, it remains among the most diversified within its Morningstar category, with relatively higher allocations to real estate and commodities. The Fund held an overweight position to global equities because it is overweight international large-cap equities, international small-cap equities, and US small-cap equities. The Fund is underweight duration and the fixed income portfolio held off-benchmark exposure in international sovereign bonds and short-term US nominal bonds.

From an asset-class perspective, allocations away from global equities into commodities and real estate helped the Fund relative to its peers but the Fund was underweight these asset classes relative to its benchmark, which was a detractor from the reporting period’s relative return. Commodities and real estate both rebounded and outperformed the global equity market after underperforming earlier in 2013. The DJ UBS Commodity Index was up 7.77% and the DJ US Select REIT Index rose 17.88% during the reporting period.

Positioning within the Fund’s fixed income portfolio also detracted from relative returns, in part due to an off benchmark exposure in international bonds. An underweight in duration further detracted as the long end of the US Treasury curve outperformed the short end. (The US Treasury 10-20 Year Index returned 6.26% versus the Barclays US Aggregate Index which returned 3.28%). While yields fell during the period, the negative effect on the portfolio was partially offset by the Fund’s positioning within inflation-protected bonds. An underweight to intermediate-term TIPS contributed to overall performance.

Within the equity component of the portfolio, the Fund’s overweight to international large-cap equities helped relative returns with the MSCI EAFE posting a strong absolute return of 5.33%. Selection within the global equity component of the Fund detracted from the reporting period’s relative return which was to a large part driven by the AllianzGI International Small-Cap Fund underperforming the MSCI World ex-US Small Cap Index.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, an underweight in the Fund’s underweight in real estate and stock selection within global equities were the primary detractors for relative returns during the reporting period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a qualified default investment alternative (QDIA), which states that a QDIA should be “diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield-bonds, emerging-market equities, frontier-market equities and emerging-market bonds within the return-generating segment of the portfolio to help provide diversification benefits to investors’ retirement assets.

32	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	3.85%	4.92%	8.24%	9.16%
AllianzGI Retirement Income Fund Class A (adjusted)	–1.86%	–0.85%	7.02%	8.03%
AllianzGI Retirement Income Fund Class C	3.50%	4.15%	7.45%	8.36%
AllianzGI Retirement Income Fund Class C (adjusted)	2.50%	3.15%	7.45%	8.36%
AllianzGI Retirement Income Fund Class D	3.80%	4.78%	8.19%	9.10%
AllianzGI Retirement Income Fund Class R	3.64%	4.54%	7.91%	8.84%
AllianzGI Retirement Income Fund Class P	3.98%	5.25%	8.54%	9.45%
AllianzGI Retirement Income Fund Class R6	4.05%	5.34%	8.64%	9.56%
AllianzGI Retirement Income Fund Administrative Class	3.85%	4.97%	8.30%	9.23%
Dow Jones Real Return Today Index	5.32%	4.81%	8.11%	8.52%
Lipper Mixed-Asset Target Today Funds Average	3.72%	6.24%	8.16%	8.57%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

PIMCO 1-5 Year U.S. TIPS Index	13.1%
PIMCO Income	10.0%
PIMCO Short-Term	9.9%
PIMCO Real Return	8.8%
PIMCO Senior Floating Rate	5.5%
AllianzGI Short Duration High Income	5.4%
PIMCO Floating Income	5.0%
PIMCO Mortgage Opportunities	4.0%
Other	37.4%
Cash & Equivalents — Net	0.9%

Semiannual Report	| May 31, 2014	33

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,038.50	$1,035.00	$1,038.00	$1,036.40	$1,039.80	$1,040.50	$1,038.50
Expenses Paid During Period	$1.93	$5.73	$2.44	$3.71	$0.46	$—	$1.68

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,023.04	$1,019.30	$1,022.54	$1,021.29	$1,024.48	$1,024.93	$1,023.29
Expenses Paid During Period	$1.92	$5.69	$2.42	$3.68	$0.45	$—	$1.66

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.38% for Class A, 1.13% for Class C, 0.48% for Class D, 0.73% for Class R, 0.09% for Class P, 0.00% for Class R6 and 0.33% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

34	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Global Allocation Fund (the “Fund”) returned 4.66% underperforming the 60% MSCI AC World Index / 40% Barclays US Aggregate Index (the “benchmark index”) which returned 4.98%.

Portfolio Review

The Fund finished the reporting period within its risk budget but underperformed its benchmark index. The underperformance was driven primarily by stock selection, while asset allocation positioning contributed positively to the reporting period’s relative return.

During the reporting period, and relative to the benchmark index, the Fund held off-benchmark exposure to commodities, real estate, international small cap equities, frontier market equities, US small-cap equities, and international bonds. The Fund remains among the most diversified within its Morningstar category. The Fund held an underweight to global equities because it is underweight US large-cap equities, and is also underweight fixed income.

From an asset class perspective, allocations away from global equities and into commodities and real estate contributed positively to the reporting period’s relative return as commodities and real estate both rebounded after underperforming earlier in 2013 with the DJ UBS Commodity Index up 7.77% and the DJ US Select REIT Index rising 17.88%. Within the equity component, the Fund’s underweight to US large-cap stocks detracted from returns as the S&P 500 outperformed the MSCI AC World Index. Stock selection in US large-cap equities and international small-cap equities were the primary detractors from the reporting period’s relative return.

Exposure to underlying Funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI International Managed Volatility Fund outperforming its respective benchmark index, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks.

The AllianzGI US Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

Within fixed income, the Fund maintained an underweight position in duration and an overweight in credit. Stock selection decisions within international fixed income and short-term US bonds detracted from returns and were the primary detractors from the reporting period’s relative return.

In aggregate, positioning within commodities and real estate were the primary contributors to returns but were offset by stock selection decisions in international fixed income, short-term US fixed income, and US large-cap equities. The Fund maintains its focus on diversification with continued exposure to return-generating asset classes outside of equities with exposure to commodities, real estate, high yield bonds, emerging market bonds, and convertible bonds.

Semiannual Report	| May 31, 2014	35

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	4.66%	10.02%	11.21%	6.35%	6.24%
AllianzGI Global Allocation Fund Class A (adjusted)	–1.10%	3.97%	9.96%	5.75%	5.86%
AllianzGI Global Allocation Fund Class B	4.32%	9.22%	10.41%	5.79%	5.88%
AllianzGI Global Allocation Fund Class B (adjusted)	–0.68%	4.22%	10.14%	5.79%	5.88%
AllianzGI Global Allocation Fund Class C	4.39%	9.27%	10.40%	5.57%	5.45%
AllianzGI Global Allocation Fund Class C (adjusted)	3.39%	8.27%	10.40%	5.57%	5.45%
AllianzGI Global Allocation Fund Class D	4.72%	10.09%	11.20%	6.36%	6.25%
AllianzGI Global Allocation Fund Class R	4.60%	9.81%	10.95%	6.11%	5.99%
AllianzGI Global Allocation Fund Class P	4.79%	10.30%	11.43%	6.58%	6.46%
AllianzGI Global Allocation Fund Institutional Class	4.84%	10.31%	11.53%	6.80%	6.71%
AllianzGI Global Allocation Fund Administrative Class	4.71%	9.93%	11.23%	6.40%	6.29%
MSCI All Country World Index	6.02%	17.15%	13.73%	7.47%	5.97%
60% MSCI AC World Index/40% Barclays U.S. Aggregate Index	4.98%	11.29%	10.46%	6.84%	6.06%
Barclays U.S. Aggregate Index	3.28%	2.71%	4.96%	4.99%	5.28%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	5.09%	11.11%	11.38%	6.08%	5.71%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 2.09% for Class A shares, 2.91% for Class B shares, 2.83% for Class C shares, 2.12% for Class D shares, 2.27% for Class R shares, 1.86% for Class P shares, 1.84% for Institutional Class shares and 2.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.13% for Class A shares, 1.84% for Class B shares, 1.86% for Class C shares, 1.13% for Class D shares, 1.29% for Class R shares, 0.89% for Class P shares, 0.89% for Institutional Class shares and 1.14% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

PIMCO Income	8.0%
PIMCO Short-Term	7.0%
AllianzGI NFJ International Value	6.0%
AllianzGI NFJ Global Dividend Value	5.5%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	5.1%
PIMCO Floating Income	5.0%
AllianzGI Short Duration High Income	5.0%
AllianzGI NFJ Dividend Value	4.8%
Other	53.7%
Cash & Equivalents — Net	–0.1%

36	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,046.60	$1,043.20	$1,043.90	$1,047.20	$1,046.00	$1,047.90	$1,048.40	$1,047.10
Expenses Paid During Period	$2.04	$5.65	$5.76	$1.89	$2.86	$0.82	$0.82	$2.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,022.94	$1,019.40	$1,019.30	$1,023.09	$1,022.14	$1,024.13	$1,024.13	$1,022.89
Expenses Paid During Period	$2.02	$5.59	$5.69	$1.86	$2.82	$0.81	$0.81	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.11% for Class B, 1.13% for Class C, 0.37% for Class D, 0.56% for Class R, 0.16% for Class P, 0.16% for Institutional Class and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2014	37

Unaudited

AllianzGI Global Growth Allocation Fund

For the period of December 1, 2013 through May 31, 2014, as provided by the US Multi Asset Group.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Global Growth Allocation Fund (the “Fund”) returned 5.08% underperforming the MSCI ACWI (the “benchmark index”) which returned 6.02%.

The Fund finished the quarter within its risk budget but underperformed its benchmark index. Asset allocation decisions were the primary detractor from the reporting period’s relative return with an underweight to global equities and off-benchmark exposure to fixed income negatively impacted the period’s relative return.

During the first quarter, and relative to the benchmark, the Fund held off-benchmark exposure to commodities, real estate, international small cap equities, frontier-market equities, US small-cap equities, international fixed income, and short-term US fixed income. The Fund remains among the most diversified within its Morningstar category. The Fund held an underweight to global equities because it is underweight US large-cap equities and international large-cap equities.

From an asset class perspective, allocations away from global equities and into commodities and real estate contributed positively to the reporting period’s relative return as commodities and real estate both rebounded after underperforming earlier in 2013, with the DJ UBS Commodity Index up 7.77% and the DJ US Select REIT Index rising 17.88%.

Within the equity component of the portfolio, the Fund’s underweight to US large-cap equities detracted from returns as the S&P 500 outperformed the MSCI AC World Index. The Fund’s off-benchmark exposure in US small-cap equities also detracted from relative returns as the Russell 2000 fell -0.10% during the reporting period.

Exposure to underlying Funds implementing managed-volatility strategies had a mixed effect on relative returns with the AllianzGI

International Managed Volatility Fund outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility Fund and AllianzGI Global Managed Volatility Fund underperformed their respective benchmarks. The AllianzGI U.S. Managed Volatility Fund was hindered by the outperformance of higher-volatility equities over their lower-volatility counterparts during December 2013 and in May 2014.

In aggregate, positioning within commodities and real estate were the primary contributors to returns but the Fund’s off-benchmark exposure to fixed income detracted from the reporting period’s relative return as equities outperformed fixed income. The Fund maintains its focus on diversification with continued exposure to return-generating asset classes outside of equities with exposure to commodities, real estate, high yield bonds, emerging market bonds, and convertible bonds.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Growth Allocation Fund Class A	5.08%	12.54%	12.94%	15.13%
AllianzGI Global Growth Allocation Fund Class A (adjusted)	–0.70%	6.35%	11.67%	13.86%
AllianzGI Global Growth Allocation Fund Class C	4.65%	11.69%	12.13%	14.29%
AllianzGI Global Growth Allocation Fund Class C (adjusted)	3.75%	10.72%	12.13%	14.29%
AllianzGI Global Growth Allocation Fund Class D	5.10%	12.56%	12.96%	15.15%
AllianzGI Global Growth Allocation Fund Class R	4.95%	12.29%	12.69%	14.87%
AllianzGI Global Growth Allocation Fund Class P	5.16%	12.73%	13.17%	15.36%
AllianzGI Global Growth Allocation Fund Institutional Class	5.23%	12.84%	13.29%	15.48%
AllianzGI Global Growth Allocation Fund Administrative Class	5.07%	12.54%	13.00%	15.19%
MSCI AC World Index	6.02%	17.15%	13.73%	16.11%
80% MSCI ACWI 20% Barclays US Agg. Index	5.51%	14.21%	12.14%	14.04%
Lipper Global Flexible Port Fund Average	4.53%	8.72%	10.50%	11.92%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 4.67% for Class A shares, 5.36% for Class C shares, 4.99% for Class D shares, 5.11% for Class R shares, 4.59% for Class P shares, 4.31% for Institutional Class shares and 4.62% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.23% for Class A shares, 2.01% for Class C shares, 1.23% for Class D shares, 1.46% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

38	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Global Growth Allocation Fund (cont’d)

Cumulative Returns Through May 31, 2014

Fund Allocation (as of May 31, 2014)

AllianzGI Best Styles Global Equity	8.2%
PIMCO Short-Term	7.6%
AllianzGI U.S. Managed Volatility	6.1%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	6.1%
AllianzGI NFJ International Value	6.1%
AllianzGI Behavioral Advantage Large Cap	4.9%
AllianzGI NFJ Mid-Cap Value	4.6%
AllianzGI Global Managed Volatility	4.1%
Other	53.4%
Cash & Equivalents — Net	–1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,050.80	$1,046.50	$1,051.00	$1,049.50	$1,051.60	$1,052.30	$1,050.70
Expenses Paid During Period	$2.05	$6.02	$2.05	$3.22	$1.18	$0.67	$1.94

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,022.94	$1,019.05	$1,022.94	$1,021.79	$1,023.78	$1,024.28	$1,023.04
Expenses Paid During Period	$2.02	$5.94	$2.02	$3.18	$1.16	$0.66	$1.92

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.18% for Class C, 0.40% for Class D, 0.63% for Class R, 0.23% for Class P, 0.13% for Institutional Class and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2014	39

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund

For the period of December 1, 2013 through May 31, 2014, as provided by Raife Giovinazzo, CFA, PhD, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Behavioral Advantage Large Cap Fund (the “Fund”) returned 5.25% underperforming the S&P 500 Index (the “benchmark index”) which returned 7.62%.

On an absolute basis, this was a good six months for the Fund, and the economy continues to improve. On a relative basis, these six months were a disappointment since we underperformed the S&P 500.

Performance

About a third of our relative performance was due to sector allocation, and about two-thirds was due to stock selection.

We follow a two-step investment process: we begin with a proprietary “smart-beta” index that weights stocks proportionally to size and valuation, and then we add an overlay based on behavioral finance. In our behavioral overlay, we buy stocks where we believe investors are over-reacting to past bad performance or under-reacting to good news. For the six months ending May 31, our proprietary smart-beta index outperformed, but our behavioral overlay under-performed. Within the behavioral overlay, our over-reaction strategies outperformed, but our under-reaction strategies significantly underperformed—especially in March and April. While never expected, this is not unusual; performance of each step will (of course) vary from period to period. In the long run, we expect our proprietary smart-beta index and both parts of our behavioral overlay to add alpha relative to the S&P 500.

Our stock picks in Industrials, Materials and Telecom Services were positive, but dragged down by poor selection in Consumer Discretionary, Financials and Information Technology. On a stock basis, Hewlett Packard was our biggest contributor; our overweight to Hewlett Packard was primarily determined by our proprietary smart-beta starting index. Our biggest detractor came from NuSkin, a seller of anti-aging products. We owned NuSkin because we thought investors were under-reacting to good performance and strong productivity. But in January, NuSkin was unexpectedly investigated by Chinese authorities for its marketing practices, and the stock dropped precipitously. Thanks to our diversification, our portfolio only lost a relative 0.12%—less than an eighth of a percent—on this, our worst-performing investment this period.

Outlook

Our short-term outlook for the stock market is typically neutral, while our long-term outlook is optimistic. In the near term, the American economy is continuing its recovery, but we see significant near-term risks to the global economy from the Middle East. Over the long run, we continue to expect the stock market to provide superior returns for investors.

Our portfolio is constructed using a “bottom-up” approach that forms an indirect view of the market, but we purposely do not try to base our portfolio on macroeconomic or “top-down” forecasts. Most recently, our bottom-up approach has built a portfolio that is slightly more aggressive than average, suggesting a slightly more-positive-than-usual outlook for the market. We continue to have a very positive outlook for our stock-picking approach. Our stock selection process starts with a proprietary “smart beta” index based on accounting-level measures of size and value, and then adds an active overlay driven by Behavioral Finance-based strategies. We believe our disciplined approach used in the Fund’s stock selection and portfolio construction processes helps to provide a repeatable source of above-benchmark returns over the long-term.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Behavioral Advantage Large Cap Fund Class A	5.25%	20.09%	23.83%
AllianzGI Behavioral Advantage Large Cap Fund Class A (adjusted)	–0.54%	13.48%	21.28%
AllianzGI Behavioral Advantage Large Cap Fund Class C	4.87%	19.17%	22.88%
AllianzGI Behavioral Advantage Large Cap Fund Class C (adjusted)	3.87%	18.17%	22.88%
AllianzGI Behavioral Advantage Large Cap Fund Class D	5.26%	20.08%	23.81%
AllianzGI Behavioral Advantage Large Cap Fund Class P	5.37%	20.32%	24.09%
AllianzGI Behavioral Advantage Large Cap Fund Institutional Class	5.42%	20.43%	24.21%
S&P 500 Index	7.62%	20.45%	22.05%
Lipper Multi-Cap Core Fund Average	6.27%	19.48%	18.85%

† The Fund began operations on 9/8/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 8/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.25% for Class A shares, 2.08% for Class C shares, 2.08% for Class D shares, 1.20% for Class P shares and 1.05% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.81% for Class A shares, 1.57% for Class C shares, 0.81% for Class D shares, 0.65% for Class P shares and 0.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

40	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund (cont’d)

Cumulative Returns Through May 31, 2014

Industry Allocation (as of May 31, 2014)

Oil, Gas & Consumable Fuels	7.6%
IT Services	6.1%
Software	5.5%
Pharmaceuticals	5.2%
Aerospace & Defense	4.7%
Insurance	4.3%
Banks	4.2%
Technology Hardware, Storage & Peripherals	3.5%
Other	58.4%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,052.50	$1,048.70	$1,052.60	$1,053.70	$1,054.20
Expenses Paid During Period	$4.20	$8.02	$4.15	$3.33	$2.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,020.84	$1,017.10	$1,020.89	$1,021.69	$1,022.19
Expenses Paid During Period	$4.13	$7.90	$4.08	$3.28	$2.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.82% for Class A, 1.57% for Class C, 0.81% for Class D, 0.65% for Class P and 0.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2014	41

Unaudited

AllianzGI Best Styles Global Equity Fund

Since the Fund’s inception on December 2, 2013 through May 31, 2014, as provided by Klaus Teloeken, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class R6 shares at NAV of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 6.80% outperforming the MSCI ACWI (the “benchmark index”) which returned 6.48%.

Market Environment for Style Investing

The past six months after launch of the Fund on December 2, 2013 were a solid period for style investing. The Fund seeks to harvest the risk premiums of investment styles and implements a diversified mix of investment styles, thereby balancing the cyclicality of the individual investment styles in order to deliver stable outperformance and high Information Ratio across the business cycle.

Best Styles Performance Review

The trend-following investments styles Momentum and Earnings were well ahead of the benchmark in January and February, partly compensating for any negative contributions from Value. The contrarian Investment Style Value underperformed quite meaningfully at the beginning of the year, mainly driven by the US and the Emerging Markets, while Value still outperformed significantly across Europe, indicating the European economy is still in an earlier stage of the business cycle with Value stocks offering higher potential for recovery as compared to other regions of the World. As a consequence, relative performance of the Fund suffered between mid of January and mid of February.

This investment style pattern reversed to some extent from March onwards as Value solidly returned to outperformance in the US and remained positive in Europe, overcompensating for weaker contributions from the trend-following investment styles, bringing the Fund’s year-to-date performance as well as the performance since inception well ahead of the benchmark.

With the market correction in early April, the trend-following investment styles temporarily hurt relative performance of the Fund, however, with markets trending upwards again the Fund’s relative performance picked-up to close at the highest level since inception.

The Best Styles strategy aims at generating an outperformance of 1-2% p.a. before costs on rolling three-year windows, thus the relative performance of the fund was fully in line with expectations, reflecting a solid environment for styles investors.

The Best Styles strategy has only moderate leeway for sector and regional allocation with a maximum deviation of 3% vs. the benchmark for active sector weightings. The overall contribution from active sector allocation was about flat. Underweighting Consumer Staples and Financials helped, as did overweighting Utilities and Health Care, while overweighting Consumer Discretionary and Telecoms as well as underweighting IT and Industrials detracted to some extent. The overall contributions from active country weightings were also flat.

Investment Style Outlook

From an economic point of view, on our measures Europe and Japan are still early mid-cycle, while the US and Emerging Markets are later mid cycle. Typically, in the mid stage of an economic recovery, all major investment styles like Value, Momentum, Revisions and Small Caps are generally expected to do well, with the investment style Value taking the lead, in the run-up to the mid-cycle peak as well as thereafter.

The Fund will continue to be overweight in stocks with attractive valuation and positive momentum/positive revisions, in line with the long-term investment style allocation of the Best Styles strategy. The Best Styles investment style mix has helped to generate stable and reliable outperformance since the inception of the Fund. We believe outperformance has proven to be largely independent from the general economic environment and particular market conditions.

Cumulative Return for the period ended May 31, 2014

Since Inception†
AllianzGI Best Styles Global Equity Fund Class R6	6.80%
MSCI AC World Index	6.48%
Lipper Global Multi-Cap Core Fund Avg.	5.12%

† The Fund began operations on 12/2/2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratio is 3.25% for Class R6 shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratio net of this reduction ratio is 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

42	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Cumulative Returns Through May 31, 2014

Country Allocation (as of May 31, 2014)

United States	49.3%
Japan	10.7%
United Kingdom	6.4%
Canada	4.0%
Germany	3.8%
France	2.5%
China	2.4%
Korea (Republic of)	2.2%
Other	15.3%
Cash & Equivalents — Net	3.4%

Shareholder Expense Example	Actual Performance
Class R6
Beginning Account Value (12/2/13)	$1,000.00
Ending Account Value (5/31/14)	$1,068.00
Expenses Paid During Period	$2.04

Hypothetical Performance
(5% return before expenses)
Class R6
Beginning Account Value (12/1/13)	$1,000.00
Ending Account Value (5/31/14)	$1,022.94
Expenses Paid During Period	$2.02

The Fund commenced operations on December 2, 2013. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2013. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been $1,022.68 and $1.99.

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 180/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2014	43

Unaudited

AllianzGI China Equity Fund

For the period of December 1, 2013, through May 31, 2014, as provided by Christina Chung, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, the Class A shares at NAV of the AllianzGI China Equity Fund (the “Fund”) returned -6.71% outperforming the MSCI China Index (the “benchmark index”) which returned -7.02% for the same period.

The relative outperformance was largely attributed to positive sector allocation, in particular our underweight in Financials and overweight in Information Technology. In contrast, stock selection in Information Technology and Materials were areas of weakness and detracted from performance. Our stock picks in the Industrials sector partially offset the negative attribution from stock selection in the above sectors. Our holdings in China Everbright International continued to add to relative performance. Its share price continued to be supported by positive sentiment on environment protection related names. The company also delivered inline earnings in contrast to many others from the same sector. Another stock pick from the Consumer Discretionary sector, Future Bright Holdings, also contributed positively to relative performance in part because of our stock positioning in the

Macau casino catering business. On the negative side, the Information Technology sector detracted from relative performance for the period in part because of our position in Digital China whose valuation was derated because of its flattish growth. However, we believe the company should recover in the second half of 2014 driven by continued revenue growth in IT services as well as margin enhancement. Within the Materials sector, our holding in Tiangong International was the largest detractor to performance.

With China’s macroeconomic data suggesting a moderation in economic activities, the China equity markets experienced a pull-back in the first quarter of 2014. The decline reaffirmed the weaker growth momentum in the past few months which was likely heightened by pollution control, anti-corruption measures, as well as the relatively tight monetary and fiscal policy stances.

The announcement of the “Shanghai-Hong Kong Stock Connect” scheme on April 10th lifted market sentiment briefly, but the equity markets pulled back in the second half of April. Investors focused on the rising risk of non-performing loans and the exposure to property developers. New “economy” stocks generally had a meaningful share price consolidation after a strong run in the first quarter. In May, macroeconomic data from China showed signs of stabilization, mainly helped by the relatively strong export data.

Coupling this with selective policy fine-tuning in an attempt to engineer an economic soft landing in China will help to underpin market sentiment. However, market upside could be capped by the relatively weak economic outlook in China and continued geo-political risks in the Asian region. While there are talks of reform initiatives in various areas like state-owned enterprise (SOE) reform, the opening up of industries to private participation, etc., there is still a lack of visibility in the implementation of these reforms. Against this backdrop, we continue to focus on structural growth sectors but will be very selective in stock positioning. We will focus on market leaders which demonstrate relatively better execution ability. Meanwhile, as the Chinese economy shows signs of stabilization and the global economy posts moderate recovery, we will selectively position in some cyclical stocks that have been oversold and hence we believe are at trough valuations.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI China Equity Fund Class A	–6.71%	3.29%	5.28%
AllianzGI China Equity Fund Class A (adjusted)	–11.84%	–2.40%	3.80%
AllianzGI China Equity Fund Class C	–7.09%	2.43%	4.53%
AllianzGI China Equity Fund Class C (adjusted)	–8.02%	1.43%	4.53%
AllianzGI China Equity Fund Class D	–6.76%	3.22%	5.32%
AllianzGI China Equity Fund Class P	–6.65%	3.53%	5.59%
AllianzGI China Equity Fund Institutional Class	–6.62%	3.60%	5.68%
MSCI China Index	–7.02%	4.27%	3.88%
Lipper China Region Funds Average	–4.17%	5.34%	5.89%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 5.88% for Class A shares, 6.59% for Class C shares, 13.23% for Class D shares, 5.73% for Class P shares and 5.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.70% for Class A shares, 2.45% for Class C shares, 1.77% for Class D shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

44	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI China Equity Fund (cont’d)

Cumulative Returns Through May 31, 2014

Industry Allocation (as of May 31, 2014)

Banks	18.9%
Oil, Gas & Consumable Fuels	14.0%
Internet Software & Services	7.2%
Insurance	6.8%
Wireless Telecommunication Services	5.7%
Industrial Conglomerates	5.4%
Transportation Infrastructure	3.9%
Automobiles	3.9%
Other	30.0%
Cash & Equivalents — Net	4.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$932.90	$929.10	$932.40	$933.50	$933.80
Expenses Paid During Period	$8.29	$12.17	$8.53	$7.28	$6.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,016.36	$1,012.32	$1,016.11	$1,017.40	$1,017.70
Expenses Paid During Period	$8.65	$12.69	$8.90	$7.59	$7.29

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.72% for Class A, 2.53% for Class C, 1.77% for Class D, 1.51% for Class P and 1.45% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2014	45

Unaudited

AllianzGI Convertible Fund

For the period of December 1, 2013, through May 31, 2014, as provided by Douglas Forsyth, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Convertible Fund (the “Fund”) returned 7.09%, underperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark index”) which returned 8.63%.

In the reporting period, convertible bonds benefited from higher equity prices and credit spread tightening. The S&P 500 index reached a new all-time high in May with the majority of corporate earnings meeting or exceeding expectations. Growing optimism on the US economic outlook and ongoing accommodative global central bank policies supported the stock market’s advance.

Several forces combated one another for the role of having the most dominant impact on the convertible market. With credit risk continuing to be minimal, the external factors that held the greatest identifiable influence on the market’s psychology and direction during the period included Treasury rates, geopolitical uncertainty from Russia, economic data points and the Fed outlook.

One factor that influenced the convertible market was Treasury yields. Many believed that 2014 would be the beginning of an inevitable path of rising Treasury yields and interest rates. In the period, however, the opposite occurred. The 10-year Treasury yield fell from approximately 3.00% at the start of the year to less than 2.50% by the end of May in a move that was generally unexpected. Convertible bonds generally have a low or even negative correlation with Treasury bonds on a historical basis.

However, some parts of the convertible market (the bond-like or busted convertibles) are positively correlated with Treasuries. This combination of higher correlation and the unexpected nature of the interest-rate move had a meaningfully positive influence on this part of the convertible market.

In terms of geopolitical uncertainty related to Russia and Ukraine, troop movements, the rhetoric quoted by the media and the unsettling idea of war in Ukraine kept most investors off-balance. The added day-to-day volatility did not help the equity market or convertible bonds directly, but it did create a flight-to-quality bid for the Treasury market beginning in late February.

The third external factor that influenced convertible markets was economic statistics, which rebounded in April and May after a very harsh winter. The employment picture improved, as did several other economic indicators including auto and housing sales and manufacturing and services surveys. At the same time, inflation remained at bay.

Finally, Janet Yellen took over the spotlight as the new Fed chair. The vast majority of the comments from the Fed during this time were designed to remove any fear about change as the committee transitioned away from former Fed chair Ben Bernanke. Nevertheless, Yellen managed to make headlines during a March 19 press conference by commenting on the timeline for when the Fed would shift to a tightening position and raise the target Fed funds rate. This is only notable longer term in a convertible context as it relates to the economic outlook and the Treasury rate impact. In the short term, however, Yellen’s comments added uncertainty for shorter-dated interest rates and broadly added to market uncertainty.

Against this backdrop, non-investment-grade issuers outperformed investment-grade issuers and total-return convertibles outperformed yield or busted categories. 2014 new issuance was elevated and on pace with 2013 levels.

Performance

The Fund rallied with the market in the reporting period. The attribution for the period included several positive single-name performers from a variety of sectors. The majority of the Fund’s issuers exceeded earnings expectations, which helped contribute to absolute performance.

Sector allocations that helped relative performance in the period included Energy, Industrials and Consumer Staples. A lower-than-benchmark weight and positive security selection in the Industrials and Consumer Staples sectors were beneficial, while stronger issue-specific performance within the Energy sector had a positive impact on a relative basis.

In contrast, the Fund’s Technology, Financials and Consumer Discretionary exposure weighed on relative performance during the reporting period. In particular, an overweight and negative security selection within the Technology sector detracted. An underweight in Financials was additive, but only partially offset weaker issue-specific performance. Relative underperformance in Consumer Discretionary hindered performance although an overweight in this sector helped to minimize the impact.

46	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	7.09%	16.49%	16.00%	9.83%	10.75%
AllianzGI Convertible Fund Class A (adjusted)	1.20%	10.08%	14.69%	9.21%	10.45%
AllianzGI Convertible Fund Class C	6.69%	15.60%	15.15%	9.02%	9.92%
AllianzGI Convertible Fund Class C (adjusted)	5.69%	14.60%	15.15%	9.02%	9.92%
AllianzGI Convertible Fund Class D	7.05%	16.39%	15.97%	9.82%	10.74%
AllianzGI Convertible Fund Class R	6.91%	15.87%	15.63%	9.52%	10.45%
AllianzGI Convertible Fund Class P	7.18%	16.72%	16.22%	10.06%	10.98%
AllianzGI Convertible Fund Institutional Class	7.25%	16.80%	16.35%	10.17%	11.09%
AllianzGI Convertible Fund Administrative Class	7.13%	16.53%	16.04%	9.85%	10.76%
BofA Merrill Lynch All Convertibles Index	8.63%	18.66%	16.32%	7.60%	8.63%
Lipper Conv. Securities Fund Average	6.52%	14.81%	13.59%	6.67%	8.74%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s expense ratios are 0.96% for Class A shares, 1.70% for Class C shares, 1.02% for Class D shares, 1.51% for Class R shares, 0.75% for Class P shares, 0.65% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Industry Allocation (as of May 31, 2014)

Semiconductors	10.6%
Oil & Gas	8.3%
Pharmaceuticals	7.0%
Biotechnology	6.5%
Software	6.3%
Internet	6.1%
Real Estate Investment Trust	5.2%
Insurance	5.0%
Other	43.6%
Cash & Equivalents — Net	1.4%

Moody’s Ratings* (as of May 31, 2014)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s are designated in the chart above as “NR.”

Semiannual Report	| May 31, 2014	47

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,070.90	$1,066.90	$1,070.50	$1,069.10	$1,071.80	$1,072.50	$1,071.30
Expenses Paid During Period	$4.80	$8.66	$4.96	$6.45	$3.77	$3.31	$4.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,020.29	$1,016.55	$1,020.14	$1,018.70	$1,021.29	$1,021.74	$1,020.54
Expenses Paid During Period	$4.68	$8.45	$4.84	$6.29	$3.68	$3.23	$4.43

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.93% for Class A, 1.68% for Class C, 0.96% for Class D, 1.25% for Class R, 0.73% for Class P, 0.64% for Institutional Class and 0.88% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

48	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Global Fundamental Strategy Fund

For the period of December 1, 2013 through May 31, 2014, as provided by Andreas Utermann, Portfolio Manager.

Fund Insights

For reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Global Fundamental Strategy Fund (the “Fund”) returned 5.37%.

The recovery in the US contributed to a notable improvement in equity markets. Increased speculation about a potential package of measures expected to be announced at the ECB meeting in June gave European equities a boost, too. Emerging markets equities had a performance run in May, detaching themselves from a lackluster first quarter of 2014. Emerging Markets bonds remained in positive territory and institutional investors seem to be returning to the asset class.

The political unrest in the Ukraine put a strain on the markets in the first half of 2014 but this effect has eased in recent times, partially due to good economic figures from the US in April and May. In the Euro area, consumer confidence is markedly up and the mood of purchasing managers has risen to a three year high.

The performance of the Fund was helped in recent times by blue chip stocks and emerging markets equities. During the reporting period, emerging markets local currency bonds contributed strongly to performance while earlier in this period some holdings in emerging markets equities detracted from the Fund’s performance. At the close of the reporting period, the Fund held approximately 56% of the portfolio in fixed income securities, 32% in equities and the remaining holdings in cash.

Financial markets seem to have called off fears of a backlash towards recession which was prevalent in the first quarter of 2014. All signs are pointing to a global recovery with consumer confidence up almost everywhere, the US PMI at 56 and good numbers reported by China. We believe that as long as Central Banks stick to accommodative policies economic fundamentals will be supported.

Our risk exposure is geared to a global recovery so this environment is serving the Fund well. We believe that emerging markets still have a strong showing ahead as they historically have been late-comers in the cycle and that they will continue to be a significant source of returns over the course of 2014. Local bond yields are high and currencies are depressed. Moreover, there is a large gap between the performance of emerging market and developed market equities which we believe should narrow in the future.

Despite the exceptionally good run of government bonds in the US and in Europe we remain suspicious of duration. In the light of continuously improving economic data financial markets at some point in time will try to pro-actively be ahead of Central Banks. This is likely to hit high-quality high-duration bonds in particular.

Cumulative Return for the period ended May 31, 2014

	6 Month	Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	5.37%	8.53%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	–0.43%	2.56%
AllianzGI Global Fundamental Strategy Fund Class C	4.99%	7.79%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	3.99%	6.79%
AllianzGI Global Fundamental Strategy Fund Class D	5.37%	8.53%
AllianzGI Global Fundamental Strategy Fund Class P	5.44%	8.68%
AllianzGI Global Fundamental Strategy Fund Institutional Class	5.49%	8.80%
USD Overnight LIBOR	0.05%	0.09%
70% MSCI ACWI/30% Barclays Global Aggregate Index	5.32%	15.78%
USD Overnight LIBOR + 4%	2.09%	3.87%
Lipper Absolute Return Funds Average	1.69%	4.16%

† The Fund began operations on 7/1/13. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.94% for Class A shares, 2.69% for Class C shares, 1.94% for Class D shares, 1.69% for Class P shares and 1.67% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.10% for Class P shares and 1.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	49

Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Cumulative Returns Through May 31, 2014

Country Allocation (as of May 31, 2014)

United States	24.8%
Supranational	8.3%
Switzerland	7.9%
United Kingtom	7.0%
Germany	6.5%
Italy	6.3%
Spain	4.6%
France	3.6%
Other	24.2%
Cash & Equivalents — Net (including Options Purchased)	6.8%

Moody’s Ratings* (as of May 31, 2014)

* As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s are designated in the chart above as “NR.”

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,053.70	$1,049.90	$1,053.70	$1,054.40	$1,054.90
Expenses Paid During Period	$6.40	$10.22	$6.40	$5.63	$5.12

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,018.70	$1,014.96	$1,018.70	$1,019.45	$1,019.95
Expenses Paid During Period	$6.29	$10.05	$6.29	$5.54	$5.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.25% for Class D, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

50	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Global Managed Volatility Fund

For the period of December 1, 2013 to May 31, 2014, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Global Managed Volatility Fund (the “Fund”) returned 5.75%, underperforming the MSCI World Index (the “benchmark index”) which returned 6.52%.

Market Environment

During the reporting period, developed market stocks advanced as investors weighed a benign US Federal Reserve guidance and moderate increases in global growth expectations alongside mounting geopolitical tensions between Russia and the Ukraine.

European stocks were among the best benchmark index performers thanks to greater economic stability in the region as countries continue to recover from the recent debt-crisis recession. Smaller index weights, including Denmark, Israel, Italy and Norway were best performers for the benchmark index. The United States, which represents the largest weight in the benchmark index, performed near the middle of the pack in terms of returns as cold winter temperatures were to blame for a decline in consumer spending. Meanwhile, Japan declined for the period as investors took profits following a strong 2013 and braced for the potential impact of a sales tax hike. Other Asian economies, including Singapore and Hong Kong, advanced on an absolute basis but trailed the broader benchmark.

Sector performance was broad-based, with each of the 10 benchmark index sectors reporting positive results. Cyclical stocks, including Utilities and Energy, were among the top benchmark performers, while Consumer Discretionary stocks managed only modest gains during the reporting period.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued “risk on/risk off” periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on equity markets.

Performance Driven by Stock Selection at the Sector Level

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and seeks to create a portfolio with lower expected risk than the benchmark index over time. Our expectation is that this lower risk profile will result in outperformance over time by avoiding the impact of market downturns and allowing our clients to benefit by the role of compounding. During the reporting period, the Fund achieved its goal of lower risk with only 8.8% annualized standard deviation compared to 12.2% for the benchmark index. Despite modestly trailing the benchmark from a pure performance standpoint, the Fund produced attractive risk-adjusted returns given similar levels of performance alongside a meaningful reduction in risk.

The Fund’s performance relative to the benchmark index was primarily due to more conservative stock selection. The primary sector detractors were Energy and Consumer Staples, with lower risk stocks in the sectors generally trailing higher risk stocks. Meanwhile, a relative underweight to Financials contributed to results as did positive stock selections in Industrials and Health Care sectors. From a county perspective, the Fund’s more conservative stockpicking in the United States offset results, as did selections in Hong Kong/China. Meanwhile, a relative underweight and stockpicking in Japan contributed positively to results. A relative overweight allocation to Israel and bottom-up selections in Singapore also added to performance during the reporting period.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Global Managed Volatility Fund Class A	5.75%	10.68%	12.17%
AllianzGI Global Managed Volatility Fund Class A (adjusted)	–0.07%	4.59%	9.61%
AllianzGI Global Managed Volatility Fund Class C	5.33%	9.92%	11.35%
AllianzGI Global Managed Volatility Fund Class C (adjusted)	4.33%	8.92%	11.35%
AllianzGI Global Managed Volatility Fund Class D	5.74%	10.73%	12.20%
AllianzGI Global Managed Volatility Fund Class P	5.85%	10.97%	12.45%
AllianzGI Global Managed Volatility Fund Institutional Class	5.90%	11.08%	12.55%
MSCI World Index	6.52%	18.87%	21.02%
MSCI World Minimum Volatility Index	5.75%	12.92%	14.61%
Lipper Global Multi-Cap Value Funds Average	6.08%	17.65%	17.68%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 2.63% for Class A shares, 3.26% for Class C shares, 2.84% for Class D shares, 2.38% for Class P shares and 2.32% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.94% for Class A shares, 1.62% for Class C shares, 0.94% for Class D shares, 0.69% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	51

Unaudited

AllianzGI Global Managed Volatility Fund (cont’d)

Cumulative Returns Through May 31, 2014

Country Allocation (as of May 31, 2014)

United States	55.5%
Canada	12.6%
United Kingdom	6.0%
Hong Kong	4.0%
Japan	3.9%
Singapore	3.7%
Israel	3.6%
China	2.7%
Other	6.5%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,057.50	$1,053.30	$1,057.40	$1,058.50	$1,059.00
Expenses Paid During Period	$4.87	$8.34	$4.62	$3.59	$3.08

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,020.19	$1,016.80	$1,020.44	$1,021.44	$1,021.94
Expenses Paid During Period	$4.78	$8.20	$4.53	$3.53	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.63% for Class C, 0.90% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

52	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Global Water Fund

For the period of December 1, 2013 to May 31, 2014, as provided by Andreas Fruschki, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Global Water Fund (the “Fund”) returned 6.77%, underperforming the S&P Global Water Index (the “benchmark index”) which returned 11.11%.

Markets

While the S&P Global Water Index has outperformed the S&P 500, the relative performance of the Fund lagged the benchmark due to an underweight in utilities in favor of water technology.

Amongst the best performing stocks in the past 6 months were the UK and French Water utilities, which the Fund did own but not to the extent of the benchmark weight. The UK water utilities are a compelling investment as they earn a guaranteed allowed rate of return on investments they make in the water infrastructure. This return is inflation protected and reviewed every 5 years. Going into the current review we took a cautious stance as we preferred to await the outcome of the current review first before getting more positive.

In France, water operator Veolia has seen its stock increase strongly in anticipation of restructuring achievements and end-market growth. We do not think the company qualifies as best-in-class, given their history of internal problems, level of debt and limited organic growth options and have therefore opted not to invest. The underweight in both countries’ water utilities has resulted in less appreciation compared to the benchmark.

We prefer the US water utilities instead and leading suppliers of water technology equipment needed to build out or replace existing water infrastructure in the emerging markets and the US. The current drought in California along with water shortages reported in Latin America underscore the importance of functioning water supply networks, with low leakage rates and sufficient reserve capacity. With tax revenues increasing, we expect municipalities to invest in their neglected water networks again after what is now 5 years of austerity. Along with industrial companies investing in water efficiency technology and government spending addressing water shortages, the market for water supply equipment should see growth acceleration.

Core holdings of the Fund remain the leading water pump companies such as Xylem and companies with differentiated products for water infrastructure construction.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	6.77%	18.41%	14.63%	5.47%
AllianzGI Global Water Fund Class A (adjusted)	0.90%	11.90%	13.34%	4.51%
AllianzGI Global Water Fund Class C	6.36%	17.52%	13.76%	4.68%
AllianzGI Global Water Fund Class C (adjusted)	5.36%	16.52%	13.76%	4.68%
AllianzGI Global Water Fund Class D	6.62%	18.28%	14.58%	5.43%
AllianzGI Global Water Fund Class P	6.89%	18.67%	14.88%	5.70%
AllianzGI Global Water Fund Institutional Class	6.90%	18.91%	15.02%	5.82%
MSCI AC World Index	6.02%	17.15%	13.73%	4.75%
S&P Global Water Index	11.11%	23.78%	17.34%	7.77%
Lipper Global Natural Resources Funds Average	9.03%	17.40%	6.75%	–1.03%
† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s expense ratios are 1.52% for Class A shares, 2.29% for Class C shares, 1.60% for Class D shares, 1.26% for Class P shares and 1.18% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	53

Unaudited

AllianzGI Global Water Fund (cont’d)

Cumulative Returns Through May 31, 2014

Country Allocation (as of May 31, 2014)

United States	29.7%
United Kingdom	17.3%
Switzerland	14.5%
China	5.4%
Netherlands	4.3%
France	3.8%
Japan	3.7%
Sweden	3.6%
Other	12.1%
Cash & Equivalents — Net	5.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,067.70	$1,063.60	$1,066.20	$1,068.90	$1,069.00
Expenses Paid During Period	$7.37	$11.37	$8.24	$6.19	$5.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,017.80	$1,013.91	$1,016.95	$1,018.95	$1,019.40
Expenses Paid During Period	$7.19	$11.10	$8.05	$6.04	$5.59

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.43% for Class A, 2.21% for Class C, 1.60% for Class D, 1.20% for Class P and 1.11% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

54	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI High Yield Bond Fund

For the period of December 1, 2013, through May 31, 2014, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI High Yield Bond Fund (the “Fund”) returned 4.26%, underperforming the BofA Merrill Lynch US High Yield Master II Index (the “benchmark index”), which returned 5.33%.

Several forces combated one another for the role of having the most dominant impact on the high-yield market. With credit risk continuing to be minimal, the external factors that held the greatest identifiable influence on the market’s psychology and direction during the period included Treasury rates, geopolitical uncertainty from Russia, economic data points and the Fed outlook.

The first factor that significantly influenced the high-yield market was Treasury yields. Many believed that 2014 would be the beginning of an inevitable path of rising Treasury yields and interest rates. In the period, however, the opposite occurred. The 10-year Treasury yield fell from approximately 3.00% at the start of the year to less than 2.50% by the end of May in a move that was generally unexpected. High-yield bonds generally have a low correlation with Treasury bonds on a historical basis. However, as discussed in previous commentaries, BB rated issuers are far more correlated with Treasuries today compared with previous cycles. This combination of higher correlation and the unexpected nature of the interest-rate move had a meaningfully positive influence on high-yield prices.

In terms of geopolitical uncertainty related to Russia and Ukraine, troop movements, the rhetoric quoted by the media and the unsettling idea of war in Ukraine kept most investors off balance. The added day-to-day volatility did not help the equity market or high-yield bonds directly, but it did create a flight-to-quality bid for the Treasury market beginning in late February.

The third external factor that influenced high-yield markets was economic statistics, which rebounded in April and May after a very harsh winter. The employment picture improved, as did several other economic indicators, and inflation remained at bay. At the same time, the majority of corporate earnings continued to meet or exceed expectations. These factors created renewed optimism about the prospects for the continued low default rate and the constructive economic environment for US corporations.

Finally, Janet Yellen took over the spotlight as the new Fed chair. The vast majority of the comments from the Fed during this time were designed to remove any fear about change as the committee transitioned away from Ben Bernanke. Nevertheless, Yellen managed to make headlines during a March 19 press conference by commenting on the timeline for when the Fed would shift to a tightening position and raise the target Fed funds rate. This is only notable longer term in a high-yield context as it relates to the economic outlook and the Treasury rate impact. In the short term, however, Yellen’s comments added uncertainty for shorter-dated interest rates and broadly added to market uncertainty.

Performance

Performance relative to the benchmark return was driven by factors that were similar in many ways to the market environment of 2012. The Fund had solid upside participation with the market rally in the period. The CCCs were the best performing ratings category of the benchmark index, followed by the BBs and the Bs. The BB rated issuers benefited significantly from the Treasury market performance. The portfolio has been structured to specifically avoid low-coupon (4%-5%) bonds, as they are poised to underperform in both a flat and rising interest-rate environment. The CCCs typically move higher with broad market demand and a bullish outlook for credit. An underweight in these rating categories did not help relative performance.

Industry positions that helped relative performance during the period included Metals/Mining, Technology and Printing/Publishing. An underweight and positive relative performance in Metals/Mining was beneficial. Technology was aided by stronger issue-specific performance. An overweight in Printing/Publishing helped as that industry outperformed the overall market.

Industry allocations that hurt relative performance during the period included Services, Energy and Super Retail. All of the aforementioned industries exhibited weaker issue-specific performance. The impact of relative weights among the three industries was negligible from an attribution standpoint.

Semiannual Report	| May 31, 2014	55

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	4.26%	6.96%	12.60%	8.21%	8.17%
AllianzGI High Yield Bond Fund Class A (adjusted)	0.35%	2.95%	11.74%	7.79%	7.94%
AllianzGI High Yield Bond Fund Class C	3.78%	6.05%	11.78%	7.41%	7.37%
AllianzGI High Yield Bond Fund Class C (adjusted)	2.78%	5.06%	11.78%	7.41%	7.37%
AllianzGI High Yield Bond Fund Class D	4.07%	6.76%	12.58%	8.20%	8.16%
AllianzGI High Yield Bond Fund Class R	4.17%	6.77%	12.34%	7.95%	7.91%
AllianzGI High Yield Bond Fund Class P	4.30%	7.13%	12.81%	8.39%	8.34%
AllianzGI High Yield Bond Fund Institutional Class	4.33%	7.18%	13.02%	8.66%	8.65%
AllianzGI High Yield Bond Fund Administrative Class	4.23%	6.98%	12.64%	8.23%	8.18%
BofA Merrill Lynch US High Yield Master II Index	5.33%	7.94%	14.47%	8.97%	7.74%
Lipper High Yield Funds Average	4.56%	6.95%	13.04%	7.69%	6.73%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s expense ratios are 0.91% for Class A shares, 1.70% for Class C shares, 1.02% for Class D shares, 1.32% for Class R shares, 0.71% for Class P shares, 0.62% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Industry Allocation (as of May 31, 2014)

Oil & Gas	11.2%
Commercial Services	9.8%
Telecommunications	8.6%
Media	7.0%
Diversified Financial Services	6.3%
Retail	5.5%
Healthcare — Services	3.3%
Home Builders	3.3%
Other	41.0%
Cash & Equivalents — Net	4.0%

Moody’s Ratings* (as of May 31, 2014)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s are designated in the chart above as “NR.”

56	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,042.60	$1,037.80	$1,040.70	$1,041.70	$1,043.00	$1,043.30	$1,042.30
Expenses Paid During Period	$4.74	$8.64	$5.19	$6.21	$3.67	$3.21	$4.58

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,020.29	$1,016.45	$1,019.85	$1,018.85	$1,021.34	$1,021.79	$1,020.44
Expenses Paid During Period	$4.68	$8.55	$5.14	$6.14	$3.63	$3.18	$4.53

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.93% for Class A, 1.70% for Class C, 1.02% for Class D, 1.22% for Class R, 0.72% for Class P, 0.63% for Institutional Class and 0.90% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2014	57

Unaudited

AllianzGI International Small-Cap Fund

For the period of December 1, 2013, through May 31, 2014 as provided by Andrew Neville, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI International Small-Cap Fund (the “Fund”) returned 1.81% lagging the MSCI World ex-US Small Cap Index (the “benchmark index”) which returned 6.88%.

International small-cap companies continued to show positive returns over the six month period. European smaller companies registered the strongest gains followed by smaller companies from the Asia ex Japan region. Japanese smaller cap companies closed as relative laggards nearly unchanged over the course of the reporting period.

During the early part of the reporting period, markets experienced a setback mainly on the back of unfavorable news from the emerging markets. Emerging markets assets lost across the board as leading indicators from China came in weaker, monetary policy failed to stabilize the currencies of several emerging markets and Egypt, Thailand and Ukraine suffered from political unrest. Later on, concerns about the impact of the Crimean crisis and disappointing growth data from China dampened investor sentiment temporarily. In particular, the dip in Chinese exports raised doubts about the strength of the second-largest economy world-wide. However, markets turned back into positive territory as sentiment benefited from the fact that US monetary policy looks set to remain loose for a longer time to come. Investors increasingly believed that US growth would pick up and that the Chinese government would support the country’s economy. In the Euro area, sentiment brightened further. Consumer confidence continued to rise, and the Purchasing Manager’s Index (PMI) reached a three-year high in April. This confirms that the Euro area has embarked on a moderate growth path. Both, the individual countries and the EU as a whole made progress in dealing with the debt crisis (one example is that important steps towards a banking union were made). Investors assumed that the European Central Bank would launch new stimulus measures soon, including options that might tamp down regional borrowing costs. The outcome of the European elections and the elections in Ukraine caused relief at the political level. China’s Purchasing Managers’ Index for April indicated a continued slow and soft recovery of China’s economy. In Japan, the core CPI hit a 23-year high, as the increase in Japan’s national sales tax boosted prices across the board.

Stock selection was the main driver of the Fund’s relative performance. Geographically, stock selection detracted within all three sleeve portfolios, Europe, Japan and Asia ex Japan. Sector-wise, selection detracted most within Information Technology, Industrials and Financials. Sector structure also detracted slightly due to the overweight position in Consumer Discretionary and the underweight in Energy and Financials.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in Information Technology, Consumer Discretionary and Industrials while the largest underweights were in Financials followed by Materials. Geographically the largest overweights were in China and Denmark while the largest underweights were in Canada and Australia.

The strongest stock contributors to performance were the positions in Hikma Pharmaceuticals (UK), Aareal Bank (Germany) and Opap (Greece) whilst the positions in Yoox (Italy), Jafco (Japan) and Axis Communications (Sweden) were the largest detractors. Hikma is a multinational generic company that focuses on the development, manufacturing, and marketing of branded and non-branded generics with a leading presence in the MENA region, Europe and the US. The stock was supported by latest quarterly results, which surprised positively and confirmed that the strong growth in the MENA region continues. Yoox which designs and operates Internet trading platforms for fashion and designer products saw profit taking after UK peer Asos slightly disappointed with their quarterly results.

58	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	1.81%	15.67%	16.22%	11.37%	13.06%
AllianzGI International Small-Cap Fund Class A (adjusted)	–3.79%	9.31%	14.92%	10.74%	12.67%
AllianzGI International Small-Cap Fund Class C	1.43%	14.82%	15.36%	10.54%	12.22%
AllianzGI International Small-Cap Fund Class C (adjusted)	0.50%	13.82%	15.36%	10.54%	12.22%
AllianzGI International Small-Cap Fund Class D	1.83%	15.69%	16.21%	11.36%	13.06%
AllianzGI International Small-Cap Fund Class R	1.71%	15.40%	15.93%	11.09%	12.78%
AllianzGI International Small-Cap Fund Class P	1.90%	15.89%	16.47%	11.64%	13.40%
AllianzGI International Small-Cap Fund Institutional Class	1.94%	15.99%	16.61%	11.78%	13.50%
MSCI World ex-US Small Cap Index	6.88%	21.66%	15.07%	9.03%	8.49%
MSCI EAFE Small Cap Index	6.39%	22.53%	15.31%	9.14%	8.41%
Lipper International Small/Mid-Cap Growth Funds Average	5.76%	19.25%	16.22%	10.10%	9.60%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.83% for Class A shares, 2.43% for Class C shares, 1.73% for Class D shares, 1.96% for Class R shares, 1.52% for Class P shares and 1.44% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.19% for Class C shares, 1.45% for Class D shares, 1.70% for Class R shares, 1.28% for Class P shares and 1.21% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Country Allocation (as of May 31, 2014)

Japan	22.7%
United Kingdom	16.7%
Sweden	7.0%
Germany	6.8%
France	5.5%
Italy	5.3%
Hong Kong	4.3%
Spain	3.5%
Other	25.5%
Cash & Equivalents — Net	2.7%

Semiannual Report	| May 31, 2014	59

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,018.10	$1,014.30	$1,018.30	$1,017.10	$1,019.00	$1,019.40
Expenses Paid During Period	$7.30	$11.05	$7.30	$8.55	$6.49	$6.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,017.70	$1,013.96	$1,017.70	$1,016.45	$1,018.50	$1,018.90
Expenses Paid During Period	$7.29	$11.05	$7.29	$8.55	$6.49	$6.09

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.70% for Class R, 1.29% for Class P and 1.21% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

60	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Micro Cap Fund

For the period of December 1, 2013, through May 31, 2014, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Micro Cap Fund (the “Fund”) returned -0.85%, outperforming the Russell Microcap Growth Index (the “benchmark index”) which returned -2.22%.

In general, the stock market continued its ascent into early 2014, then corrected before moving higher into the end of the reporting period.

In December, the Fed announced plans to reduce asset purchases beginning in January, but reinforced expectations for continued accommodative central bank policies. These remarks were construed as bullish and provided a boost to equities. Subsequent to major US indexes reaching new all-time highs, correction ensued. Global economic uncertainty and geopolitical tensions were sources of concern. However, depressed investor sentiment coincided with a near-term stock-market bottom and a sharp rally in US equities that lasted through March. During this period, US corporations reported healthy fourth-quarter results.

Throughout April strength in large-cap, broad-based indexes masked pockets of weakness and investor rotation. Select Information Technology and Health Care shares, in particular biotechnology, underperformed as well as high-valuation and momentum-oriented companies. Furthermore, investors rotated out of small-cap and growth stocks and into large-cap and value-oriented equities. Outside of general market activity, US economic reports signaled improvement, while Ukraine-related headlines and China growth fears continued to garner attention.

As the end of the reporting period drew closer, investors once again gravitated toward growth stocks despite falling interest rates, reversing a two-month trend. On the other hand, the appetite for large caps relative to small caps remained unchanged. Beyond stocks, a resilient bid for US Treasuries confounded investors in light of equity market strength and improving economic conditions. Furthermore, first-quarter earnings were better-than-expected, M&A activity continued at an elevated pace and the Fed remained on track with plans to reduce asset purchases.

Against this backdrop, the Russell Microcap Index returned -1.13% and underperformed the Russell 2000 Index, which returned -0.10%. Within the micro-cap universe, growth-oriented stocks trailed value-oriented stocks.

Specific to the Russell Microcap Growth Index, sector performance was mixed. Utilities, Health Care and Energy were the strongest-performing sectors followed by Financials. In contrast, Consumer Staples, Information Technology and Telecom Services stocks closed lower and underperformed the overall universe by the greatest magnitude.

Performance

The Fund outperformed the benchmark index, providing downside protection in a declining market. Strength was evident in a variety of holdings and across many sectors. From an attribution perspective, security selection positively impacted relative returns whereas asset weighting effects contributed but to a slightly lesser degree. In particular, stock picking in the Industrials, Consumer Discretionary and Health Care sectors had the greatest positive impact on relative returns. Conversely, security selection within the Financials and Information Technology sectors detracted and negatively influenced relative performance. Separately, an overweight in Energy and Financials and an underweight in Consumer Staples aided relative performance, but were partially offset by an underweight in Health Care.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	–0.85%	23.74%	20.07%	8.17%	11.78%
AllianzGI Micro Cap Fund Class A (adjusted)	–6.30%	16.94%	18.72%	7.56%	11.45%
AllianzGI Micro Cap Fund Class P	–0.78%	23.89%	20.28%	8.40%	12.02%
AllianzGI Micro Cap Fund Institutional Class	–0.78%	23.95%	20.41%	8.51%	12.14%
Russell Microcap Growth Index	–2.22%	19.53%	19.64%	6.40%	6.73%
Lipper Small-Cap Core Funds Average	–2.85%	15.77%	19.28%	8.22%	9.04%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 2.07% for Class A shares, 1.90% for Class P shares and 2.01% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.62% for Class A shares, 1.44% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	61

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Cumulative Returns Through May 31, 2014

Industry Allocation (as of May 31, 2014)

Biotechnology	8.0%
Health Care Equipment & Supplies	7.8%
Oil, Gas & Consumable Fuels	6.6%
Road & Rail	5.5%
Pharmaceuticals	5.3%
Semiconductors & Semiconductor Equipment	4.4%
Capital Markets	4.0%
Auto Components	4.0%
Other	52.7%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$991.50	$992.20	$992.20
Expenses Paid During Period	$8.49	$7.80	$7.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,016.40	$1,017.10	$1,017.25
Expenses Paid During Period	$8.60	$7.90	$7.75

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.71% for Class A, 1.57% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

62	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Multi-Asset Real Return Fund

For the period of December 1, 2013, through May 31, 2014 as provided by Dr. Michael Stamos, CFA, Ph.D., Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Multi-Asset Real Return Fund (the “Fund”) returned 7.11% outperforming the Barclays US Government Inflation-Linked Bond Index (the “benchmark index”) which returned 4.42%.

Returns on assets deemed highly correlated to inflation generally gained ground during the reporting period, with Global Real Estate, Global Resource Equities, Commodities, and US Treasury Inflation Protected Securities (TIPs) all posting positive returns. The Fund’s diversification into asset classes outside of TIPs for inflation protection benefited returns as Global Real Estate, Global Resource Equities and Commodities all outperformed the 4.42% return in the US TIPs market. The three outperforming asset classes generally gained ground on the back of improving news flow out of the developed economies and continued easy monetary policies of leading central banks. The portfolio increased exposure to Commodities throughout the reporting period which was mainly motivated by the assessment of the portfolio management team’s Market Cycle Analysis which identified a positive trend in Commodities entering 2014 with the DJ UBS Commodity Index returning 7.77% over the reporting period. While the Fund increased exposure to Commodities, exposure to the US TIPs market was reduced as soft readings on the US Consumer Price Index (CPI) dampened demand for the asset class. Average year-over-year change in CPI throughout the reporting period ran at 1.48% but CPI has picked up in recent months with April’s reading coming in at 1.98%, driven by rising energy costs.

Within the Fund, a relatively high exposure to Global Resource Equities, Commodities, and Real Estate, and a smaller allocation to TIPS have helped returns relative to the benchmark index. Throughout the reporting period, the Fund has reduced exposure to TIPS and more recently has brought down the portfolio’s allocation to Global Resource Equities based on the strong returns in the asset class over the past year. The Fund maintains a diversified portfolio allocation to all four asset classes with a 29% allocation to Global Resource Equities, 25% in Commodities, 25% in Global Real Estate, 11% in US TIPs, and 9% in opportunistic asset class including U.S. Short-Term High Yield bonds and Emerging Market bonds as of May 31, 2014.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Multi-Asset Real Return Fund Class A	7.11%	8.52%	6.47%
AllianzGI Multi-Asset Real Return Fund Class A (adjusted)	1.21%	2.55%	2.40%
AllianzGI Multi-Asset Real Return Fund Class C	6.71%	7.77%	5.72%
AllianzGI Multi-Asset Real Return Fund Class C (adjusted)	5.71%	6.77%	5.72%
AllianzGI Multi-Asset Real Return Fund Class D	7.11%	8.53%	6.48%
AllianzGI Multi-Asset Real Return Fund Class P	7.20%	8.68%	6.63%
AllianzGI Multi-Asset Real Return Fund Institutional Class	7.27%	8.76%	6.73%
Barclays US Government Inflation-Linked Bond Index	4.42%	0.47%	–2.76%
Lipper Global Flexible Port Fund Average	4.53%	8.72%	9.10%

† The Fund began operations on 12/17/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 5.58% for Class A shares, 6.71% for Class C shares, 16.68% for Class D shares, 4.91% for Class P shares and 4.90% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.11% for Class P shares and 1.01% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	63

Unaudited

AllianzGI Multi-Asset Real Return Fund (cont’d)

Cumulative Returns Through May 31, 2014

Asset Allocation (as of May 31, 2014)

Mutual Funds	53.6%
Common Stock	24.5%
U.S. Treasury Obligations	11.0%
Exchange-Traded Funds	9.3%
Cash & Equivalents — Net	1.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,071.10	$1,067.10	$1,071.10	$1,072.00	$1,072.70
Expenses Paid During Period	$4.39	$8.25	$4.39	$3.62	$3.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,020.69	$1,016.95	$1,020.69	$1,021.44	$1,021.94
Expenses Paid During Period	$4.28	$8.05	$4.28	$3.53	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.85% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

64	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of December 1, 2013, through May 31, 2014, as reviewed by Morley Campbell CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned 4.02% outperforming the MSCI Emerging Markets Index (the “benchmark index”) which returned 1.89%.

Emerging market equities closed out 2013 with a -1.4% return during December and a decline of -2.3% for the year, as measured by the MSCI Emerging Markets Index. The new calendar year brought about a rocky start as investors followed tapering of the US Federal Reserve’s monthly stimulus, fears of slowing growth in China and turbulent conditions in the emerging markets. In the first quarter of 2014, central banks took action to help boost the currencies and lower inflation in Turkey, South Africa and India by increasing interest rates. Tensions flared in countries including Russia, Ukraine, Thailand and Venezuela. As the US Federal Reserve continued to taper its quantitative easing program, making higher interest rates a more pressing concern for many, countries with current account deficits remain vulnerable versus economies with improved budget and current account balances. Despite some trepidation exhibited by investors early in the year, the major MSCI ACWI, World, EAFE and Emerging indices all finished higher by the end of this six month period. The US and more developed markets, as measured by the S&P 500 (+7.62%) and MSCI EAFE (+5.33%) fared better than the emerging markets during the six month period, with the MSCI Emerging Markets Index up 1.89%. The period ended with familiar central bank undertones of continued easing. In Europe, the UK, France and Germany rose as optimism surrounding more stimulus from the EU prevailed.

The spread between the best (IT) and worst (Energy) performing sectors within the MSCI EM Index was vast at 15.0%. Six of ten sectors generated positive returns across the reporting period with IT and Utilities the best performers. In contrast, the Energy, Materials, Telecom Services and Consumer Staples sectors dipped into negative territory. On an MSCI country basis, the strongest results were generated from Egypt, Indonesia, India and Peru. Conversely, five of 21 countries in the index ended the period with negative results, including Russia, China, Poland, Mexico and Chile.

Stock Selection Drove the Fund’s Outperformance

The Fund’s outperformance versus the benchmark index was due to favorable stock selection, though sector and country allocation were also positive.

Stock selection added value across the Financials, Materials and Consumer Staples sectors. This was somewhat offset by the Fund’s holdings in the Consumer Discretionary, Utilities and Industrials sectors.

By country, selection was stronger in India, Taiwan and China, but slightly offset by weaker selection in Thailand, Russia and South Africa.

From a sector allocation perspective, overweight positions in Utilities and Consumer Discretionary contributed to results. The Fund’s underweight in the IT and Materials sectors detracted somewhat during the reporting period.

Overweights in Singapore and Egypt contributed to relative performance, while an overweight in Hong Kong and underweight in South Africa muted results during the period.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Consumer Discretionary and Industrials sectors, whereas the largest relative underweights were in the Consumer Staples and Financials sectors.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	4.02%	2.77%	5.68%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–1.70%	–2.88%	1.63%
AllianzGI NFJ Emerging Markets Value Fund Class C	3.66%	2.00%	4.90%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	2.66%	1.01%	4.90%
AllianzGI NFJ Emerging Markets Value Fund Class D	4.09%	2.74%	5.70%
AllianzGI NFJ Emerging Markets Value Fund Class P	4.13%	2.93%	5.83%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	4.22%	3.06%	5.98%
MSCI Emerging Markets Index	1.89%	4.27%	1.13%
Lipper Emerging Markets Fund Average	2.87%	4.38%	2.43%

† The Fund began operations on 12/18/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 15.72% for Class A shares, 18.06% for Class C shares, 7.13% for Class D shares, 6.37% for Class P shares and 6.43% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares, 2.30% for Class C shares, 1.55% for Class D shares, 1.39% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	65

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Cumulative Returns Through May 31, 2014

Country Allocation (as of May 31, 2014)

China	17.7%
Korea (Republic of)	11.5%
Taiwan	10.2%
Brazil	9.4%
India	8.3%
Russian Federation	6.8%
South Africa	5.7%
Thailand	4.4%
Other	23.0%
Cash & Equivalents — Net	3.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,040.20	$1,036.60	$1,040.90	$1,041.30	$1,042.20
Expenses Paid During Period	$7.88	$11.68	$7.89	$7.12	$6.62

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,017.20	$1,013.46	$1,017.20	$1,017.95	$1,018.45
Expenses Paid During Period	$7.80	$11.55	$7.80	$7.04	$6.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A, 2.30% for Class C, 1.55% for Class D, 1.40% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

66	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ Global Dividend Value Fund

For the period of December 1, 2013, through May 31, 2014 as reviewed by R. Burns McKinney, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI NFJ Global Dividend Value Fund (the “Fund”) returned 4.48% underperforming the MSCI ACWI (the “benchmark index”) which returned 6.02%.

Global equities closed out 2013 with a 1.78% return during December and gains of 23.4% for the year, as measured by the MSCI ACWI. The significant rise in equities in 2013 was propelled in part by continued extraordinary accommodative monetary policy across the globe. The new calendar year brought about a rocky start as investors followed tapering of the US Federal Reserve’s monthly stimulus, fears of slowing growth in China and turbulent conditions in the emerging markets. In the month of February, Italy’s unemployment rate soared to 13%, its highest level since record keeping began in 1977. Contrary to Italy, Germany’s locally defined unemployment rate fell to a two-decade low. In the first quarter of 2014, the UK declined -0.7%, while Japan was the Index’s fourth weakest country, stumbling -5.4%. Despite some trepidation exhibited by investors early in the year, the major MSCI ACWI, World, EAFE and Emerging indices all finished higher by the end of the six month period. The US and more developed markets, as measured by the S&P 500 (+7.62%) and MSCI EAFE (+5.33%) fared better than the emerging markets during the 6 month period, with the MSCI Emerging Markets Index up 1.89%. The period ended with familiar central bank undertones of continued easing. In Europe, the UK, France and Germany rose higher as optimism surrounding more stimulus from the EU prevailed. Additionally, Japan reaffirmed its record program of financial stimulus.

The spread between the best (Utilities) and worst (Consumer Discretionary) performing sectors within the MSCI All Country World Index was over 11%. All sectors generated positive returns across the six month period with Utilities and Energy delivering double digit returns of 12.9% and 10% respectively. Information Technology and Health Care just finished below the double digit mark. In contrast, Consumer Discretionary, Financials and Telecom sectors returns fell below the overall benchmark. On an MSCI country basis, the strongest results were generated from countries that comprise only a small portion of the benchmark: Egypt, Indonesia, India and Denmark. Conversely, the weakest returns were experienced by several emerging countries, including Russia and China as well as Japan and Austria.

Stock selection drove the Fund’s underperformance

The Fund’s underperformance versus the benchmark index was largely due to stock selection. Conversely, sector allocation was positive during the period and contributed to the Fund’s relative results; country allocation detracted.

In terms of stock selection, the Fund’s holdings in Financials, Materials and Consumer Discretionary were the primary laggards versus sector counterparts. This was somewhat offset by the Fund’s holdings in Health Care and Information Technology.

From a sector allocation perspective, an underweight in Consumer Discretionary and overweight in Energy—the second best performing sector—helped relatively. An underweight in Health Care and overweight in Materials were negative relative contributors for the period.

By country, relative allocation weakness was sourced from overweights in Russian, South Korean and Brazilian holdings, but somewhat offset by strength from overweights in Israel and Spain as well as an underweight in Japan.

Selection within the United States and Russia dampened relative results while stock picks in the United Kingdom and China benefited the Fund’s relative performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy and Telecommunication Services sectors, whereas the largest relative underweights were in the Consumer Staples and Consumer Discretionary sectors.

Semiannual Report	| May 31, 2014	67

Unaudited

AllianzGI NFJ Global Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ Global Dividend Value Fund Class A	4.48%	13.17%	13.16%
AllianzGI NFJ Global Dividend Value Fund Class A (adjusted)	–1.27%	6.94%	11.87%
AllianzGI NFJ Global Dividend Value Fund Class C	4.07%	12.29%	12.30%
AllianzGI NFJ Global Dividend Value Fund Class C (adjusted)	3.07%	11.29%	12.30%
AllianzGI NFJ Global Dividend Value Fund Class D	4.40%	13.06%	13.11%
AllianzGI NFJ Global Dividend Value Fund Class P	4.55%	13.34%	13.37%
AllianzGI NFJ Global Dividend Value Fund Institutional Class	4.62%	13.44%	13.48%
MSCI ACWI	6.02%	17.15%	14.08%
Lipper Global Equity Income Average	7.12%	16.16%	13.77%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.51% for Class A shares, 2.27% for Class C shares, 1.55% for Class D shares, 1.32% for Class P shares and 1.21% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.99% for Class C shares, 1.28% for Class D shares, 1.04% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Country Allocation (as of May 31, 2014)

United States	42.8%
United Kingdom	7.8%
Japan	5.8%
Russian Federation	5.6%
Brazil	4.8%
Spain	4.3%
Korea (Republic of)	4.1%
France	4.0%
Other	18.3%
Cash & Equivalents — Net	2.5%

68	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ Global Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,044.80	$1,040.70	$1,044.00	$1,045.50	$1,046.20
Expenses Paid During Period	$6.12	$10.12	$6.57	$5.30	$4.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,018.95	$1,015.01	$1,018.50	$1,019.75	$1,020.19
Expenses Paid During Period	$6.04	$10.00	$6.49	$5.24	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.99% for Class C, 1.29% for Class D, 1.04% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2014	69

Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of December 1, 2013 through May 31, 2014, as reviewed by L. Baxter Hines, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI NFJ International Small-Cap Value Fund (the “Fund”) returned 9.34% outperforming the MSCI World ex-US Small Cap Index (the “benchmark index”) which returned 6.88%.

Global equities closed out 2013 with a 1.78% return during December and gains of 23.4% for the year, as measured by the MSCI ACWI. The significant rise in equities in 2013 was propelled in part by continued extraordinary accommodative monetary policy across the globe. The new calendar year brought about a rocky start as investors followed tapering of the US Federal Reserve’s monthly stimulus, fears of slowing growth in China and turbulent conditions in the emerging markets. In the month of February, Italy’s unemployment rate soared to 13%, its highest level since record keeping began in 1977. Contrary to Italy, Germany’s locally defined unemployment rate fell to a two-decade low. In the first quarter of 2014, the UK declined -0.7%, while Japan was the Index’s fourth weakest country, stumbling -5.4%. Despite some trepidation exhibited by investors early in the year, the major MSCI ACWI, World, EAFE and Emerging indices all finished higher by the end of this 6 month period. The US and more developed markets, as measured by the S&P 500 (+7.62%) and MSCI EAFE (+5.33%) fared better than the emerging markets during the 6 month period, with the MSCI EM Index up 1.89%. The period ended with familiar central bank undertones of continued easing. In Europe, the UK, France and Germany rose higher as optimism surrounding more stimulus from the EU prevailed.

The benchmark index return (6.88%) bested the MSCI World (6.18%) and MSCI EAFE (5.33%) indexes which capture larger capped names across developed markets. Within the benchmark index the spread between the best (Telecom Services) and worst (Consumer Discretionary) performing was vast at 14.5%. All sectors generated positive returns across the 6 month period with Telecom, Utilities and Energy delivering double digit returns. Health Care, IT and Materials neared a dead heat while finishing within 20 basis points of one another. In contrast, Consumer Discretionary—which comprises 18% of the benchmark index—lagged the closest sector by over 320 basis points. On an MSCI country basis, the strongest results were generated from EU countries Denmark, Portugal, Sweden and Spain. Conversely, Hong Kong was the lone country to end the period lower while Japan was flat. Beyond Hong Kong and Japan, the weakest returns were experienced by Ireland and the Netherlands which delivered 2.3% and 2.5% respectively.

Stock Selection Drove The Fund’s Outperformance

The Fund’s outperformance versus the benchmark index was due primarily to positive stock selection while sector allocation also contributed to a lesser extent. Country allocation was slightly negative during the period.

In terms of stock selection, the Fund’s holdings in the IT, Health Care and Consumer Staples sectors contributed to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Materials and Utilities sectors.

By country, selection was strong in Japan and the United Kingdom, but partially diminished by poor selection in Canada and Switzerland.

From a sector allocation perspective, an overweighting to Telecom and Utilities sectors contributed to results. An overweight in Consumer Staples and underweight in Financials detracted during the reporting period.

The portfolio’s underweighting to Japan and overweights to off benchmark countries Taiwan and Argentina were the primary contributors to relative returns. These positive results were largely offset by the Fund’s underweight in Sweden and Denmark as well as an overweight to Hong Kong, which hindered relative performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Utilities and Health Care sectors, whereas the largest relative underweights were in the Financials and Materials sectors.

70	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Fund Class A	9.34%	22.90%	25.40%
AllianzGI NFJ International Small-Cap Value Fund Class A (adjusted)	3.33%	16.15%	21.90%
AllianzGI NFJ International Small-Cap Value Fund Class C	8.98%	22.07%	24.53%
AllianzGI NFJ International Small-Cap Value Fund Class C (adjusted)	7.98%	21.07%	24.53%
AllianzGI NFJ International Small-Cap Value Fund Class D	9.38%	22.91%	25.43%
AllianzGI NFJ International Small-Cap Value Fund Class P	9.47%	23.15%	25.61%
AllianzGI NFJ International Small-Cap Value Fund Institutional Class	9.50%	23.22%	25.73%
MSCI World ex-US Small Cap Index	6.88%	21.66%	25.54%
Lipper International Small/Mid-Cap Value Fund Average	8.16%	22.91%	27.47%

† The Fund began operations on 6/1/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/12.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 4.06% for Class A shares, 4.91% for Class C shares, 5.81% for Class D shares, 3.88% for Class P shares and 3.91% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Country Allocation (as of May 31, 2014)

United Kingdom	17.2%
Japan	17.0%
Canada	7.8%
Australia	6.6%
Hong Kong	6.1%
China	6.1%
Germany	5.1%
Norway	4.5%
Other	28.1%
Cash & Equivalents — Net	1.5%

Semiannual Report	| May 31, 2014	71

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,093.40	$1,089.80	$1,093.80	$1,094.70	$1,095.00
Expenses Paid During Period	$7.57	$11.46	$7.57	$6.79	$6.27

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,017.70	$1,013.96	$1,017.70	$1,018.45	$1,018.95
Expenses Paid During Period	$7.29	$11.05	$7.29	$6.54	$6.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

72	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI NFJ International Value II Fund

For the period of December 1, 2013 through May 31, 2014, as reviewed by L. Baxter Hines, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI NFJ International Value II Fund (the “Fund”) returned 6.03% outperforming the MSCI EAFE Index (the “benchmark index”) which returned 5.33%.

Global equities closed out 2013 with a 1.78% return during December and gains of 23.4% for the year, as measured by the MSCI ACWI. The significant rise in equities in 2013 was propelled in part by continued extraordinary accommodative monetary policy across the globe. The new calendar year brought about a rocky start as investors followed tapering of the US Federal Reserve’s monthly stimulus, fears of slowing growth in China and turbulent conditions in the emerging markets. In the month of February, Italy’s unemployment rate soared to 13%, its highest level since record keeping began in 1977. Contrary to Italy, Germany’s locally defined unemployment rate fell to a two-decade low. In the first quarter of 2014, the UK declined -0.7%, while Japan was the Index’s fourth weakest country, stumbling -5.4%. Despite some trepidation exhibited by investors early in the year, the major MSCI ACWI, World, EAFE and Emerging indices all finished higher by the end of the 6 month period. The US and more developed markets, as measured by the S&P 500 (+7.62%) and MSCI EAFE (+5.33%) fared better than the emerging markets during the 6 month period, with the MSCI EM Index up 1.89%. The period ended with familiar central bank undertones of continued easing. In Europe, the UK, France and Germany rose higher as optimism surrounding more stimulus from the EU prevailed. Additionally, Japan reaffirmed its record program of financial stimulus.

The spread between the best (Energy) and worst (Information Technology) performing sectors within the MSCI EAFE Index was over 11%. All sectors generated positive returns across the 6 month period with Energy, Utilities and Health Care delivering double digit returns of 12.4%, 11.9% and 10.6% respectively. Six of the ten sectors delivered returns below the overall benchmark, as IT and Consumer Discretionary lagged most on a relative basis. On an MSCI country basis, the strongest results were generated from EU countries Denmark, Italy and Norway and also Israel. Conversely, the weakest returns were led by Japan—the second largest constituent—as well as Austria, Netherlands and Singapore.

Together sector allocation and stock selection drove the Fund’s outperformance

The Fund’s outperformance versus the benchmark index was due to all three facets of attribution contributing positively; stock selection, sector and country allocation.

In terms of stock selection, the Fund’s holdings in Consumer Discretionary, IT and Health Care sectors added to relative performance during the reporting period. This was somewhat offset by negative selection in the Financials, Energy and Utilities sectors.

By country, selection was strong in Japan and the United Kingdom, but somewhat offset by negative selection in Hong Kong and Denmark.

From a sector allocation perspective, an overweight in Energy as well as underweights in Information Technology and Industrials, contributed. Conversely, underweights to Health Care and Consumer Staples sectors hindered results during the reporting period.

The portfolio’s underweight to Japan and overweight in an off benchmark India added to gains. Emerging countries Brazil and Mexico—both off benchmark— hindered relative performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy and Telecommunication Services sectors, whereas the largest relative underweights were in the Industrials and Financials.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ International Value II Fund Class A	6.03%	16.88%	14.39%
AllianzGI NFJ International Value II Fund Class A (adjusted)	0.20%	10.45%	11.83%
AllianzGI NFJ International Value II Fund Class C	5.60%	16.02%	13.52%
AllianzGI NFJ International Value II Fund Class C (adjusted)	4.60%	15.02%	13.52%
AllianzGI NFJ International Value II Fund Class D	6.00%	16.89%	14.38%
AllianzGI NFJ International Value II Fund Class P	6.11%	17.07%	14.62%
AllianzGI NFJ International Value II Fund Institutional Class	6.14%	17.15%	14.73%
MSCI EAFE Index	5.33%	18.04%	16.88%
Lipper International Multi-Cap Value Average	5.80%	19.69%	15.72%

† The Fund began operations on 12/1/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 7.16% for Class A shares, 8.26% for Class C shares, 7.04% for Class D shares, 6.87% for Class P shares and 6.77% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class D shares, 1.00% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	73

Unaudited

AllianzGI NFJ International Value II Fund (cont’d)

Cumulative Returns Through May 31, 2014

Country Allocation (as of May 31, 2014)

United Kingdom	23.2%
Japan	12.1%
Canada	7.9%
Hong Kong	7.0%
France	5.1%
Norway	5.0%
China	4.7%
Russian Federation	4.5%
Other	27.9%
Cash & Equivalents — Net	2.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,060.30	$1,056.00	$1,060.00	$1,061.10	$1,061.40
Expenses Paid During Period	$6.16	$10.00	$6.16	$5.29	$4.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,018.95	$1,015.21	$1,018.95	$1,019.80	$1,020.19
Expenses Paid During Period	$6.04	$9.80	$6.04	$5.19	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.20% for Class D, 1.03% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

74	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Short Duration High Income Fund

For the period of December 1, 2013 through May 31, 2014 as provided by Douglas Forsyth, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 2.40%, outperforming the BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark index”) which returned 2.13%.

Performance

The Fund seeks a high level of current income while emphasizing the preservation of capital. The Fund’s outperformance these past six months can be largely attributed to the yield generated from the portfolio versus that of the benchmark index. Yield to worst for the Fund was consistently over 100 basis points higher than that of the benchmark index over the period. At the same time, duration for the Fund was lower than that of the benchmark index over the period to balance our objectives of maintaining high current income while attempting to preserve capital in the event of rising interest rates.

Contributors

Asurion LLC, a provider of wireless insurance, refinanced their high cost unsecured debt and continues to deliver significant free cash flow from their business model.

Alliance Data Systems, customer loyalty and consumer credit lender, experienced lower charge offs and strong operating metrics during the period.

NRG Energy, owner of power generating facilities, benefitted from an improving economic environment and increased demand for electricity in the markets that they serve.

Detractors

Tops Markets, a regional operator of grocery

stores, was the worst performing holding in the Fund. The company’s debt was negatively impacted by a management led buyout of the company.

Jeld-Wen, a manufacturer of windows of doors, underperformed based on relative value considerations compared to other building materials companies.

Ainsworth Lumber, a building products company, was negatively impacted by the termination of a previously announced merger with Louisiana-Pacific. The two companies cited a lack of US regulatory approval as the primary reason for the merger termination.

Outlook

Limited market volatility, low rates and modest growth are three of the factors that contribute to a prolonged positive outlook for the high-yield bond market. Fundamentals have not changed materially from the previous quarter, which is positive. Credit statistics support investment in the asset class. Balance sheets are solid. Leverage ratios and interest coverage ratios are near, or better than, levels seen in the past 25 years. Corporate cash levels remain high, and acquisition activity is ongoing. Lower-coupon new issues have produced a lower semi-annual interest expense burden.

The economic outlook is positive for the US as economic statistics continue to support a slow trend higher. The level of asset purchases by the Fed continues to be reduced based on the Fed’s confidence in the economic trajectory. After each FOMC meeting during the quarter, the Fed announced it would continue cutting purchases of Treasuries and mortgages by an additional $10 billion per month. The pace of future reductions of asset purchases and the eventual tighter stance by the Fed will be data- dependent.

For the balance of 2014, interest rates will continue to be a factor. The direction remains difficult to predict. However, unless there is specific credit deterioration, spreads will continue to tighten. Total market spreads ended the quarter at approximately 350 basis points over comparable Treasuries. This stage of the market cycle from a statistical perspective is best compared to the mid-1990s and mid-2000s—market environments that exhibited economic stability, low defaults and ample liquidity. The high-yield market has priced in a default-rate forecast that is higher than the current rate. Among fixed-income alternatives, high-yield bonds will continue to be a contributor from both a diversification and a relative-performance perspective.

Nearly all strategists agree that the outlook for credit is constructive, with minimal defaults projected for both the remainder of 2014 and 2015. Interest rates have been additive thus far this year. Therefore, unless there is a significant move in Treasury rates, coupon-like return is probable for the balance of 2014.

We continue to build your portfolio one company at a time, by identifying companies that are opportunistically capitalizing on change. At Allianz Global Investors, we recognize that the long-term driver of total return in a high-yield portfolio is company fundamentals. Because fundamentals can only be discovered and monitored through rigorous credit analysis, which is the cornerstone of our approach, we will continue to apply our successful philosophy and process to managing change and information.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	2.40%	4.76%	6.90%
AllianzGI Short Duration High Income Fund Class A (adjusted)	0.10%	2.40%	5.99%
AllianzGI Short Duration High Income Fund Class C	2.29%	4.53%	6.47%
AllianzGI Short Duration High Income Fund Class C (adjusted)	1.29%	3.53%	6.47%
AllianzGI Short Duration High Income Fund Class D	2.41%	4.78%	6.91%
AllianzGI Short Duration High Income Fund Class P	2.49%	5.00%	7.07%
AllianzGI Short Duration High Income Fund Institutional Class	2.53%	5.10%	7.20%
BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	2.13%	5.12%	8.17%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 0.90% for Class A shares, 1.16% for Class C shares, 1.08% for Class D shares, 0.71% for Class P shares and 0.61% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.85% for Class A shares, 1.10% for Class C shares, 0.85% for Class D shares, 0.70% for Class P shares and 0.61% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	75

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Cumulative Returns Through May 31, 2014

Industry Allocation (as of May 31, 2014)

Telecommunications	14.4%
Media	8.9%
Commercial Services	7.0%
Building Materials	5.4%
Mining	5.4%
Oil & Gas	3.9%
Electric Utilities	3.8%
Pharmaceuticals	3.7%
Other	45.5%
Cash & Equivalents — Net	2.0%

Moody’s Ratings* (as of May 31, 2014)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s are designated in the chart above as “NR.”

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,024.00	$1,022.90	$1,024.10	$1,024.90	$1,025.30
Expenses Paid During Period	$4.29	$5.55	$4.29	$3.53	$3.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,020.69	$1,019.45	$1,020.69	$1,021.44	$1,021.94
Expenses Paid During Period	$4.28	$5.54	$4.28	$3.53	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.10% for Class C, 0.85% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

76	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Structured Return Fund (formerly AllianzGI Structured Alpha Fund)

For the period of December 1, 2013 through May 31, 2014, as provided by Greg Tournant, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Structured Return Fund (the “Fund”) returned 1.41% outperforming the BofA Merrill Lynch 3-month US Treasury Bill Index (the “benchmark index”) which returned 0.03%.

While equity indexes rose in the first quarter, the path was anything but straight. The S&P 500 Index’s 3.5% decline in January, its largest one-month loss since May 2012, gave way to a 4.6% rebound in February. Meanwhile, the VIX, a measure of implied volatility on S&P 500 Index options, fluctuated sharply in conjunction with the equity-market moves, only to finish the quarter near where it began, at approximately 14.

While the magnitude of the market’s moves was quite typical, the speed of the rebound made it difficult for the portfolio to fully capitalize on opportunities to generate stronger excess returns, for several reasons.

First, the VIX’s spike did not last long enough for the portfolio to take advantage of the additional alpha potential associated with higher levels of implied volatility. Elevated option prices normally enable us to build safer and more lucrative positions as they rotate over several months. With the VIX round-tripping from 13 to 21 back to 15 over just a two-week period from late January to early February, there was not enough time for the benefit to take hold. (The fluctuating VIX also caused Structured Return U.S. Equity 500’s mark-to-market excess returns to appear more volatile than they were on a realized basis, as is typical.)

Second, the market’s zigzag prevented the portfolio’s directional spread positions from generating any incremental gains. Our directional spreads, which are designed to profit when equity indexes move sharply up or down, missed out on profitable expirations due to the speed of the market’s decline and recovery. Normally with equity-market moves of this magnitude, we would expect our directional positions to carry more of the alpha-generating load than usual, but this was not the case during the first quarter.

Our range-bound spreads delivered steady gains, with minimal portfolio restructuring necessary.

Equity indexes were mixed in April, as the S&P 500 Index gained 74 bps while the Russell 200 and the Nasdaq 100 declined 3.88% and 0.34%, respectively. Volatility remained low for the month, as the VIX rose to 17 briefly, but largely stayed in the 13 to 14 range.

In May, equity indexes were modestly higher, and the VIX declined from approximately 13 to 11, quite a low level. Still, the steepening of the volatility term structure and skew has enabled us to build positions more favorably than this VIX regime would otherwise indicate. In addition, we continue to construct positions on the Russell 2000 and Nasdaq 100 indexes, which have featured comparatively higher implied volatility. The portfolio’s gains were attributable to our range-bound spreads.

Effective July 1, 2014, the Fund changed its name from “AllianzGI Structured Alpha Fund” to “AllianzGI Structured Return Fund.” In connection with this change, on July 1, 2014, changes to the Fund’s investment objective, principal investment strategies, management fee and operating expenses also took effect. For more information, please see the Fund’s prospectus and Note 14 of the Notes to Financial Statements.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI Structured Return Fund Class A	1.41%	5.94%	4.88%
AllianzGI Structured Return Fund Class A (adjusted)	–4.17%	0.12%	0.97%
AllianzGI Structured Return Fund Class C	1.03%	5.03%	4.04%
AllianzGI Structured Return Fund Class C (adjusted)	0.06%	4.03%	4.04%
AllianzGI Structured Return Fund Class D	1.41%	6.08%	4.97%
AllianzGI Structured Return Fund Class P	1.47%	6.08%	5.01%
AllianzGI Structured Return Fund Institutional Class	1.60%	6.21%	5.15%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.03%	0.06%	0.07%
Lipper Absolute Return Funds Average	1.69%	2.64%	4.08%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 5.34% for Class A shares, 4.91% for Class C shares, 4.29% for Class D shares, 3.97% for Class P shares and 3.64% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 7/31/15. The Fund’s expense ratios net of this reduction are 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class D shares, 1.00% for Class P shares and 0.90% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	77

Unaudited

AllianzGI Structured Return Fund (formerly AllianzGI Structured Alpha Fund) (cont’d)

Cumulative Returns Through May 31, 2014

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,014.10	$1,010.30	$1,014.10	$1,014.70	$1,016.00
Expenses Paid During Period	$9.54	$13.28	$9.54	$8.79	$8.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,015.46	$1,011.72	$1,015.46	$1,016.21	$1,016.70
Expenses Paid During Period	$9.55	$13.29	$9.55	$8.80	$8.30

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.90% for Class A, 2.65% for Class C, 1.90% for Class D, 1.75% for Class P and 1.65% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

78	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI Ultra Micro Cap Fund

For the period of December 1, 2013 through May 31, 2014, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned -1.84%, outperforming the Russell Microcap Growth Index (the “benchmark index”) which returned -2.22%.

In general, the stock market continued its ascent into early 2014, then corrected before moving higher into the end of the reporting period.

In December, the Fed announced plans to reduce asset purchases beginning in January, but reinforced expectations for continued accommodative central bank policies. These remarks were construed as bullish and provided a boost to equities. Subsequent to major US indexes reaching new all-time highs, correction ensued. Global economic uncertainty and geopolitical tensions were sources of concern. However, depressed investor sentiment coincided with a near-term stock-market bottom and a sharp rally in US equities that lasted through March. During this period, US corporations reported healthy fourth-quarter results.

Throughout April strength in large-cap, broad-based indexes masked pockets of weakness and investor rotation. Select Information Technology and Health Care shares, in particular biotechnology, underperformed as well as high-valuation and momentum-oriented companies. Furthermore, investors rotated out of small-cap and growth stocks and into large-cap and value-oriented equities. Outside of general market activity, US economic reports signaled improvement, while Ukraine-related headlines and China growth fears continued to garner attention.

As the end of the reporting period drew closer, investors once again gravitated toward growth stocks despite falling interest rates, reversing a two-month trend. On the other hand, the appetite for large caps relative to small caps remained unchanged. Beyond stocks, a resilient bid for US Treasuries confounded investors in light of equity market strength and improving economic conditions. Furthermore, first-quarter earnings were better-than-expected, M&A activity continued at an elevated pace and the Fed remained on track with plans to reduce asset purchases.

Against this backdrop, the Russell Microcap Index returned -1.13% and underperformed the Russell 2000 Index, which returned -0.10%. Within the micro-cap universe, growth-oriented stocks trailed value-oriented stocks.

Specific to the Russell Microcap Growth Index, sector performance was mixed. Utilities, Health Care and Energy were the strongest-performing sectors followed by Financials. In contrast, Consumer Staples, Information Technology and Telecom Services stocks closed lower and underperformed the overall universe by the greatest magnitude.

Performance

The Fund outperformed the benchmark, providing downside protection in a declining market. Strength was evident in a variety of holdings and across many sectors. From an attribution perspective, security selection positively impacted relative returns whereas asset weighting effects contributed but to a lesser degree. In particular, stock picking in the Industrials, Consumer Discretionary and Health Care sectors had the greatest positive impact on relative returns. Conversely, security selection within the Financials and Energy sectors detracted and negatively influenced relative performance. Separately, an overweight in Energy aided relative performance, but was partially offset by an underweight in Health Care.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	–1.84%	21.22%	28.12%	15.80%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	–7.24%	14.55%	26.68%	14.77%
AllianzGI Ultra Micro Cap Fund Class P	–1.80%	21.39%	28.40%	16.07%
AllianzGI Ultra Micro Cap Fund Institutional Class	–1.83%	21.36%	28.52%	16.18%
Russell Microcap Growth Index	–2.22%	19.53%	19.64%	8.93%
Lipper Small-Cap Core Fund Average	–2.85%	15.77%	19.28%	8.79%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s expense ratios are 2.30% for Class A shares, 2.07% for Class P shares and 2.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	79

Unaudited

AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through May 31, 2014

Industry Allocation (as of May 31, 2014)

Health Care Equipment & Supplies	11.1%
Oil, Gas & Consumable Fuels	6.9%
Semiconductors & Semiconductor Equipment	6.6%
Communications Equipment	4.9%
Internet Software & Services	4.8%
Pharmaceuticals	4.7%
Machinery	4.6%
Health Care Providers & Services	4.1%
Other	52.0%
Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$981.60	$982.00	$981.70
Expenses Paid During Period	$10.47	$9.88	$9.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,014.36	$1,014.96	$1,014.96
Expenses Paid During Period	$10.65	$10.05	$10.05

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.12% for Class A, 2.00% for Class P and 2.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

80	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI U.S. Equity Hedged Fund

For the period of December 1, 2013 through May 31, 2014, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 4.41% underperforming the S&P 500 Index (the “benchmark index”) which returned 7.62%.

The Fund performed in line with expectations during the period, smoothing out the volatility of the broad equity market but lagging on a relative basis. Compared with equities, the Fund held up better during January’s 3.46% S&P 500 Index decline, but could not keep pace due to the rate of ascent of February’s 4.57% index rebound.

As a reminder, the Fund seeks to provide protection against downside equity-market moves while asymmetrically preserving the upside potential of the underlying equity portfolio. The strategy seeks this objective by buying laddered, long-duration index put options and selling short-duration index calls, all at varying strike distances.

In the prevailing low volatility environment, our near term short call positions had generally been written around 3% to 4% out-of-the-money. So while our option positions added value in January, our short call strikes were unable to avoid truncating the index’s rapid February run-up. The duration mismatch and dynamic strike selection of our option positions creates a return profile that is designed to maximize upside participation even as the downside is protected. The Fund continued to generate positive performance in April and May, positively participating in the equity market rise while providing downside protection.

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	4.41%	10.56%	13.06%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	–1.33%	4.48%	8.85%
AllianzGI U.S. Equity Hedged Fund Class C	4.07%	9.77%	12.28%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	3.07%	8.77%	12.28%
AllianzGI U.S. Equity Hedged Fund Class D	4.40%	10.55%	13.09%
AllianzGI U.S. Equity Hedged Fund Class P	4.47%	10.75%	13.28%
AllianzGI U.S. Equity Hedged Fund Institutional Class	4.56%	10.84%	13.39%
S&P 500 Index	7.62%	20.45%	25.89%
Lipper Equity Market Neutral Funds Average	2.58%	9.61%	12.13%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 7.48% for Class A shares, 8.77% for Class C shares, 7.44% for Class D shares, 6.38% for Class P shares and 6.49% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.10% for Class P shares and 1.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Semiannual Report	| May 31, 2014	81

Unaudited

AllianzGI U.S. Equity Hedged Fund (cont’d)

Cumulative Returns Through May 31, 2014

Industry Allocation (as of May 31, 2014)

Oil, Gas & Consumable Fuels	8.0%
Pharmaceuticals	5.8%
Banks	5.6%
Technology Hardware, Storage & Peripherals	4.2%
Media	3.4%
Software	3.3%
IT Services	3.2%
Internet Software & Services	3.0%
Other	58.2%
Cash & Equivalents — Net (including Options Purchased and Written)	5.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,044.10	$1,040.70	$1,044.00	$1,044.70	$1,045.60
Expenses Paid During Period	$6.37	$10.18	$6.37	$5.61	$5.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,018.70	$1,014.96	$1,018.70	$1,019.45	$1,019.95
Expenses Paid During Period	$6.29	$10.05	$6.29	$5.54	$5.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.25% for Class D, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

82	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI U.S. Small-Cap Growth Fund (formerly AllianzGI U.S. Emerging Growth Fund)

For the period of December 1, 2013 through May 31, 2014, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2014, Class A shares at NAV of the AllianzGI U.S. Small-Cap Growth Fund (the “Fund”) returned -0.80% outperforming the Russell 2000 Growth Index (the “benchmark index”) which returned -1.79%.

In general, the stock market continued its ascent into early 2014, then corrected before moving higher into the end of the reporting period.

In December, the Fed announced plans to reduce asset purchases beginning in January, but reinforced expectations for continued accommodative central bank policies. These remarks were construed as bullish and provided a boost to equities. Subsequent to major US indexes reaching new all-time highs, correction ensued. Global economic uncertainty and geopolitical tensions were sources of concern. However, depressed investor sentiment coincided with a near-term stock-market bottom and a sharp rally in US equities that lasted through March. During this period, US corporations reported healthy fourth-quarter results.

Throughout April strength in large-cap, broad-based indexes masked pockets of weakness and investor rotation. Select Information Technology and Health Care shares, in particular biotechnology, underperformed as well as high-valuation and momentum-oriented companies. Furthermore, investors rotated out of small-cap and growth stocks and into large-cap and value-oriented equities. Outside of general market activity, US economic reports signaled improvement, while Ukraine-related headlines and China growth fears continued to garner attention.

As the end of the reporting period drew closer, investors once again gravitated toward growth stocks despite falling interest rates, reversing a two-month trend. On the other hand, the appetite for large caps relative to small caps remained unchanged. Beyond stocks, a resilient bid for US Treasuries confounded investors in light of equity market strength and improving economic conditions. Furthermore, first-quarter earnings were better-than-expected, M&A activity continued at an elevated pace and the Fed remained on track with plans to reduce asset purchases.

Against this backdrop, the Russell 2000 Index returned -0.10% and underperformed the Russell 1000 Index, which returned 7.71%. Within the small-cap universe, growth-oriented stocks trailed value-oriented stocks.

Specific to the Russell 2000 Growth Index, sector performance was mixed. Energy and Consumer Staples were the strongest-performing sectors followed by Utilities and Materials. In contrast, Consumer Discretionary, Information Technology, Telecom Services and Financials stocks closed lower and underperformed the overall universe by the greatest magnitude.

Performance

The Fund outperformed the benchmark, providing downside protection in a declining market. Strength was evident in a variety of holdings and across many sectors. From an attribution perspective, security selection positively impacted relative returns whereas asset weighting effects contributed but to a lesser degree. In particular, stock picking in the Industrials, Consumer Discretionary, Health Care and Information Technology sectors had a positive impact on relative returns. Conversely, security selection within the Financials, Telecom Services, Energy and Consumer Staples sectors detracted and negatively influenced relative performance. Separately, an overweight in Energy aided relative performance, but was partially offset by an underweight in Consumer Staples.

Semiannual Report	| May 31, 2014	83

Unaudited

AllianzGI U.S. Small-Cap Growth Fund (formerly AllianzGI U.S. Emerging Growth Fund) (cont’d)

Average Annual Total Return for the period ended May 31, 2014

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Small-Cap Growth Fund Class A	–0.80%	19.27%	19.49%	9.89%	7.90%
AllianzGI U.S. Small-Cap Growth Fund Class A (adjusted)	–6.26%	12.71%	18.15%	9.27%	7.60%
AllianzGI U.S. Small-Cap Growth Fund Class C	–1.16%	18.37%	18.63%	9.09%	7.10%
AllianzGI U.S. Small-Cap Growth Fund Class C (adjusted)	–2.08%	17.37%	18.63%	9.09%	7.10%
AllianzGI U.S. Small-Cap Growth Fund Class D	–0.80%	19.32%	19.52%	9.90%	7.90%
AllianzGI U.S. Small-Cap Growth Fund Class R	–0.92%	19.05%	19.24%	9.64%	7.64%
AllianzGI U.S. Small-Cap Growth Fund Class P	–0.74%	19.52%	19.79%	10.17%	8.17%
AllianzGI U.S. Small-Cap Growth Fund Institutional Class	–0.62%	19.67%	19.92%	10.28%	8.27%
Russell 2000 Growth Index	–1.79%	16.71%	19.82%	8.74%	7.09%
Lipper Small-Cap Growth Funds Average	–2.85%	15.77%	19.28%	8.22%	9.27%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.91% for Class A shares, 2.73% for Class C shares, 2.00% for Class D shares, 2.16% for Class R shares, 1.74% for Class P shares and 1.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.40% for Class A shares, 2.20% for Class C shares, 1.42% for Class D shares, 1.65% for Class R shares, 1.25% for Class P shares and 1.16% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through May 31, 2014

Industry Allocation (as of May 31, 2014)

Oil, Gas & Consumable Fuels	7.6%
Software	7.5%
Road & Rail	5.5%
Health Care Providers & Services	4.5%
Hotels, Restaurants & Leisure	4.2%
Communications Equipment	4.1%
Banks	3.9%
Semiconductors & Semiconductor Equipment	3.6%
Other	56.1%
Cash & Equivalents — Net	3.0%

84	May 31, 2014 |	Semiannual Report

Unaudited

AllianzGI U.S. Small-Cap Growth Fund (formerly AllianzGI U.S. Emerging Growth Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$992.00	$988.40	$992.00	$990.80	$992.60	$993.80
Expenses Paid During Period	$7.30	$10.96	$7.05	$8.24	$6.21	$5.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/14)	$1,017.60	$1,013.91	$1,017.85	$1,016.65	$1,018.70	$1,019.15
Expenses Paid During Period	$7.39	$11.10	$7.14	$8.35	$6.29	$5.84

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.47% for Class A, 2.21% for Class C, 1.42% for Class D, 1.66% for Class R, 1.25% for Class P and 1.16% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes for AllianzGI Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI U.S. Small-Cap Growth Fund (10/93), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at, or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class B shares of Allianz Multi-Strategy Funds are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AllianzGI Global Allocation Fund).

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Investment Manager and Sub-Advisers have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes), on the Allianz Global Investors Distributors website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Important Information (cont’d)

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through May 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). Presentations of credit ratings information in this report use ratings provided by Moody’ for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. When a bond is not rated by Moody’s, it is designated as “NR” for not rated. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors US LLC, the sub-adviser to the applicable Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual Total/Cumulative Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Global Aggregate Index	The Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Global High Yield Index	The Barclays Global High Yield Index is an unmanaged index considered representative of fixed rate, non-investment-grade debt of companies in the US, developed markets and emerging markets.

Barclays US Aggregate Index	The Barclays US Aggregate Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Barclays US Credit Index	The Barclays US Credit Index is the credit component of the U.S. Government/Credit index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays US Government Bond Index	The Barclays US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

Barclays US Government Inflation-Linked Bond Index	Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more.

Barclays US Treasury 10-20 Year Index	The Barclays US Treasury 10-20 Year Index measures the performance of US Treasury securities that have remaining maturity of at least 10 years and less than 20 years.

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of The BofA Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

BofA Merrill Lynch 3-Month US Treasury Bill Index	The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month U.S. Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch US High Yield Master II Index	The BofA Merrill Lynch US High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

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Benchmark Descriptions (cont’d)

Index	Description
Dow Jones Real Return Target Date Index; DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2025 Index; DJ RR 2030 Index; DJ RR 2035 Index; DJ RR 2040 Index; DJ RR 2045 Index; DJ RR 2050 Index; DJ RR 2040+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Dow Jones UBS Commodity Index	The Dow Jones UBS Commodity Index is composed of futures contracts on 19 physical commodities.

Dow Jones US Select REIT Index	The Dow Jones US Select REIT index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets.

MSCI World ex-US Small Cap Index	The MSCI World ex-US Small Cap Index captures small cap representation across 23 of 24 of Developed Markets (DM) countries (excluding the United States).

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World Minimum Volatility Index	MSCI World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid cap equity universe across 24 Developed Markets countries. The index is calculated by optimizing the MSCI World Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI World Index.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index.

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Index	Description
Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

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Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Retirement 2015 Fund

	Shares	Value
Mutual Funds—84.5%
AllianzGI Behavioral Advantage Large Cap (a)(b)	24,033	$575,119
AllianzGI Best Styles Global Equity (a)(e)(g)	65,058	1,042,229
AllianzGI Global Managed Volatility (a)(b)	16,031	290,155
AllianzGI Global Natural Resources (a)(b)	11,342	230,916
AllianzGI Income & Growth (a)(b)	66,350	868,525
AllianzGI International Managed Volatility (a)(b)	19,301	289,897
AllianzGI International Small-Cap (a)(b)	6,726	270,836
AllianzGI NFJ Dividend Value (a)(b)	34,652	580,761
AllianzGI NFJ Global Dividend Value (a)(b)	13,130	289,244
AllianzGI NFJ International Small-Cap Value (a)(b)	6,431	144,949
AllianzGI NFJ International Value (a)(b)	29,994	722,258
AllianzGI NFJ Mid-Cap Value (a)(b)	22,083	579,463
AllianzGI Short Duration High Income (a)(b)	99,956	1,593,301
AllianzGI U.S. Managed Volatility (a)(b)	56,992	871,401
PIMCO CommoditiesPLUS® Strategy (a)(b)	37,926	431,598
PIMCO Commodity RealReturn Strategy (a)(b)	72,013	430,636
PIMCO Floating Income (a)(b)	162,890	1,456,233
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	80,481	870,004
PIMCO Income (a)(b)	229,456	2,911,796
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	87,200	722,891
PIMCO Mortgage Opportunities (a)(b)	104,321	1,163,179
PIMCO Real Return (a)(b)	224,132	2,597,685
PIMCO Senior Floating Rate (a)(b)	156,149	1,597,406
PIMCO Short-Term (a)(b)	234,374	2,317,957
Templeton Frontier Markets (d)	18,172	349,992
Voya Global Real Estate (c)	21,757	436,664
Wells Fargo Advantage Short-Term High Yield Bond (f)	105,601	871,206

Total Mutual Funds (cost—$22,731,981)		24,506,301

	Shares	Value
Exchange-Traded Funds—14.8%
iShares Core S&P 500	3,019	$585,294
iShares MSCI Spain Capped	5,188	222,046
PIMCO 1-5 Year U.S. TIPS Index (a)	65,019	3,481,768

Total Exchange-Traded Funds (cost—$4,191,061)		4,289,108

Total Investments (cost—$26,923,042)—99.3%		28,795,409

Other assets less liabilities—0.7%		205,780

Net Assets—100.0%		$29,001,189

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds—84.6%
AllianzGI Behavioral Advantage Large Cap (a)(b)	51,589	$1,234,531
AllianzGI Best Styles Global Equity (a)(e)(g)	125,267	2,006,781
AllianzGI Global Managed Volatility (a)(b)	41,648	753,828
AllianzGI Global Natural Resources (a)(b)	24,689	502,676
AllianzGI Income & Growth (a)(b)	114,917	1,504,268
AllianzGI International Managed Volatility (a)(b)	33,366	501,156
AllianzGI International Small-Cap (a)(b)	11,763	473,703
AllianzGI NFJ Dividend Value (a)(b)	59,892	1,003,794
AllianzGI NFJ Global Dividend Value (a)(b)	33,979	748,557
AllianzGI NFJ International Small-Cap Value (a)(b)	13,350	300,905
AllianzGI NFJ International Value (a)(b)	56,054	1,349,775
AllianzGI NFJ Mid-Cap Value (a)(b)	38,350	1,006,301
AllianzGI Short Duration High Income (a)(b)	172,569	2,750,748
AllianzGI U.S. Managed Volatility (a)(b)	115,170	1,760,944
PIMCO CommoditiesPLUS® Strategy (a)(b)	91,454	1,040,741
PIMCO Commodity RealReturn Strategy (a)(b)	174,245	1,041,982
PIMCO Floating Income (a)(b)	281,332	2,515,105
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	138,961	1,502,173
PIMCO Income (a)(b)	357,025	4,530,641
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	150,995	1,251,747
PIMCO Mortgage Opportunities (a)(b)	157,596	1,757,192
PIMCO Real Return (a)(b)	388,295	4,500,335
PIMCO Senior Floating Rate (a)(b)	269,353	2,755,484
PIMCO Short-Term (a)(b)	277,981	2,749,227
Templeton Frontier Markets (d)	47,472	914,314
Voya Global Real Estate (c)	37,477	752,155
Wells Fargo Advantage Short-Term High Yield Bond (f)	151,798	1,252,335

Total Mutual Funds (cost—$39,853,957)		42,461,398

Exchange-Traded Funds—14.6%
iShares Core S&P 500	5,292	1,025,960
iShares MSCI Spain Capped	12,449	532,817
PIMCO 1-5 Year U.S. TIPS Index (a)	107,338	5,747,950

Total Exchange-Traded Funds (cost—$7,131,724)		7,306,727

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Schedule of Investments

May 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $379,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $389,420 including accrued interest
(cost—$379,000)	$379	$379,000

Total Investments (cost—$47,364,681)—100.0%		50,147,125

Other assets less liabilities—0.0%		11,534

Net Assets—100.0%		$50,158,659

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds—87.3%
AllianzGI Behavioral Advantage Large Cap (a)(b)	84,969	$2,033,305
AllianzGI Best Styles Global Equity (a)(e)(g)	162,887	2,609,450
AllianzGI Global Managed Volatility (a)(b)	70,029	1,267,530
AllianzGI Global Natural Resources (a)(b)	42,759	870,578
AllianzGI Income & Growth (a)(b)	132,369	1,732,715
AllianzGI International Managed Volatility (a)(b)	38,345	575,946
AllianzGI International Small-Cap (a)(b)	21,528	866,919
AllianzGI NFJ Dividend Value (a)(b)	68,521	1,148,404
AllianzGI NFJ Global Dividend Value (a)(b)	46,871	1,032,566
AllianzGI NFJ International Small-Cap Value (a)(b)	20,518	462,475
AllianzGI NFJ International Value (a)(b)	71,044	1,710,738
AllianzGI NFJ Mid-Cap Value (a)(b)	44,557	1,169,175
AllianzGI Short Duration High Income (a)(b)	196,776	3,136,614
AllianzGI U.S. Managed Volatility (a)(b)	150,737	2,304,768
PIMCO CommoditiesPLUS® Strategy (a)(b)	108,991	1,240,323
PIMCO Commodity RealReturn Strategy (a)(b)	206,163	1,232,856
PIMCO Floating Income (a)(b)	321,318	2,872,587
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	158,516	1,713,555
PIMCO Income (a)(b)	385,260	4,888,949
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	209,478	1,736,571
PIMCO Mortgage Opportunities (a)(b)	179,943	2,006,366
PIMCO Real Return (a)(b)	398,824	4,622,373
PIMCO Senior Floating Rate (a)(b)	306,962	3,140,217
PIMCO Short-Term (a)(b)	286,263	2,831,141
Templeton Frontier Markets (d)	55,207	1,063,282
Voya Global Real Estate (c)	44,231	887,714
Wells Fargo Advantage Short-Term High Yield Bond (f)	139,363	1,149,742

Total Mutual Funds (cost—$47,522,362)		50,306,859

Exchange-Traded Funds—11.7%
iShares Core S&P 500	6,045	1,171,944
iShares MSCI Spain Capped	24,396	1,044,149
PIMCO 1-5 Year U.S. TIPS Index (a)	85,170	4,560,853

Total Exchange-Traded Funds (cost—$6,552,390)		6,776,946

	Principal Amount (000s)	Value
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $553,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $566,877 including accrued interest
(cost—$553,000)	$553	$553,000

Total Investments (cost—$54,627,752)—100.0%		57,636,805

Other assets less liabilities—0.0%		3,706

Net Assets—100.0%		$57,640,511

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

92	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds—89.9%
AllianzGI Behavioral Advantage Large Cap (a)(b)	89,221	$2,135,066
AllianzGI Best Styles Global Equity (a)(e)(g)	206,523	3,308,501
AllianzGI Emerging Markets Opportunities (a)(b)	22,548	592,329
AllianzGI Global Managed Volatility (a)(b)	83,038	1,502,980
AllianzGI Global Natural Resources (a)(b)	44,402	904,024
AllianzGI Income & Growth (a)(b)	183,490	2,401,885
AllianzGI International Managed Volatility (a)(b)	111,680	1,677,428
AllianzGI International Small-Cap (a)(b)	29,793	1,199,762
AllianzGI NFJ Dividend Value (a)(b)	78,829	1,321,171
AllianzGI NFJ Global Dividend Value (a)(b)	54,048	1,190,681
AllianzGI NFJ International Small-Cap Value (a)(b)	26,626	600,139
AllianzGI NFJ International Value (a)(b)	74,206	1,786,872
AllianzGI NFJ Mid-Cap Value (a)(b)	57,429	1,506,944
AllianzGI Short Duration High Income (a)(b)	205,863	3,281,462
AllianzGI U.S. Managed Volatility (a)(b)	157,534	2,408,699
AllianzGI U.S. Small-Cap Growth (a)(b)	33,613	602,340
PIMCO CommoditiesPLUS® Strategy (a)(b)	129,194	1,470,233
PIMCO Commodity RealReturn Strategy (a)(b)	245,828	1,470,052
PIMCO Floating Income (a)(b)	336,042	3,004,215
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	138,523	1,497,431
PIMCO Income (a)(b)	402,247	5,104,510
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	254,367	2,108,702
PIMCO Mortgage Opportunities (a)(b)	161,160	1,796,938
PIMCO Real Return (a)(b)	154,329	1,788,672
PIMCO Senior Floating Rate (a)(b)	321,315	3,287,048
PIMCO Short-Term (a)(b)	271,319	2,683,346
Templeton Frontier Markets (d)	63,392	1,220,934
Voya Global Real Estate (c)	60,046	1,205,120
Wells Fargo Advantage Short-Term High Yield Bond (f)	108,650	896,360

Total Mutual Funds (cost—$50,044,785)		53,953,844

Exchange-Traded Funds—9.3%
iShares Core S&P 500	6,072	1,177,179
iShares MSCI Spain Capped	25,730	1,101,244
PIMCO 1-5 Year U.S. TIPS Index (a)	61,290	3,282,079

Total Exchange-Traded Funds (cost—$5,343,193)		5,560,502

	Principal Amount (000s)	Value
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $490,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $502,795 including accrued interest
(cost—$490,000)	$490	$490,000

Total Investments (cost—$55,877,978)—100.0%		60,004,346

Liabilities in excess of other assets—(0.0)%		(17,999)

Net Assets—100.0%		$59,986,347

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds—90.7%
AllianzGI Behavioral Advantage Large Cap (a)(b)	87,962	$2,104,930
AllianzGI Best Styles Global Equity (a)(e)(g)	235,708	3,776,046
AllianzGI Emerging Markets Opportunities (a)(b)	19,133	502,612
AllianzGI Global Managed Volatility (a)(b)	68,770	1,244,739
AllianzGI Global Natural Resources (a)(b)	36,869	750,648
AllianzGI Income & Growth (a)(b)	151,897	1,988,328
AllianzGI International Managed Volatility (a)(b)	110,684	1,662,479
AllianzGI International Small-Cap (a)(b)	30,600	1,232,253
AllianzGI NFJ Dividend Value (a)(b)	95,322	1,597,591
AllianzGI NFJ Global Dividend Value (a)(b)	90,906	2,002,661
AllianzGI NFJ International Small-Cap Value (a)(b)	26,526	597,887
AllianzGI NFJ International Value (a)(b)	62,307	1,500,342
AllianzGI NFJ Mid-Cap Value (a)(b)	57,059	1,497,220
AllianzGI Short Duration High Income (a)(b)	152,957	2,438,130
AllianzGI U.S. Managed Volatility (a)(b)	145,889	2,230,638
AllianzGI U.S. Small-Cap Growth (a)(b)	35,200	630,775
PIMCO CommoditiesPLUS® Strategy (a)(b)	119,838	1,363,759
PIMCO Commodity RealReturn Strategy (a)(b)	222,818	1,332,454
PIMCO Floating Income (a)(b)	277,608	2,481,817
PIMCO Income (a)(b)	273,458	3,470,183
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	243,455	2,018,239
PIMCO Mortgage Opportunities (a)(b)	133,000	1,482,944
PIMCO Real Return (a)(b)	86,227	999,367
PIMCO Senior Floating Rate (a)(b)	238,459	2,439,436
PIMCO Short-Term (a)(b)	124,211	1,228,443
Templeton Frontier Markets (d)	52,280	1,006,915
Voya Global Real Estate (c)	50,566	1,014,865
Wells Fargo Advantage Short-Term High Yield Bond (f)	59,077	487,388

Total Mutual Funds (cost—$41,981,214)		45,083,089

Exchange-Traded Funds—8.5%
iShares Core S&P 500	6,457	1,251,819
iShares MSCI Spain Capped	22,878	979,178
PIMCO 1-5 Year U.S. TIPS Index (a)	36,736	1,967,213

Total Exchange-Traded Funds (cost—$3,992,967)		4,198,210

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	93

Schedule of Investments

May 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $403,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $414,067 including accrued interest
(cost—$403,000)	$403	$403,000

Total Investments (cost—$46,377,181)—100.0%		49,684,299

Other assets less liabilities—0.0%		4,619

Net Assets—100.0%		$49,688,918

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds—90.9%
AllianzGI Behavioral Advantage Large Cap (a)(b)	91,320	$2,185,287
AllianzGI Best Styles Global Equity (a)(e)(f)	213,423	3,419,029
AllianzGI Emerging Markets Opportunities (a)(b)	24,225	636,387
AllianzGI Global Managed Volatility (a)(b)	58,587	1,060,421
AllianzGI Global Natural Resources (a)(b)	31,546	642,276
AllianzGI Income & Growth (a)(b)	145,575	1,905,578
AllianzGI International Managed Volatility (a)(b)	98,353	1,477,260
AllianzGI International Small-Cap (a)(b)	35,299	1,421,501
AllianzGI NFJ Dividend Value (a)(b)	81,054	1,358,471
AllianzGI NFJ Global Dividend Value (a)(b)	86,004	1,894,660
AllianzGI NFJ International Small-Cap Value (a)(b)	37,974	855,927
AllianzGI NFJ International Value (a)(b)	69,961	1,684,657
AllianzGI NFJ Mid-Cap Value (a)(b)	56,868	1,492,226
AllianzGI Short Duration High Income (a)(b)	130,738	2,083,970
AllianzGI U.S. Managed Volatility (a)(b)	138,625	2,119,571
AllianzGI U.S. Small-Cap Growth (a)(b)	36,234	649,318
PIMCO CommoditiesPLUS® Strategy (a)(b)	119,921	1,364,704
PIMCO Commodity RealReturn Strategy (a)(b)	227,522	1,360,584
PIMCO Floating Income (a)(b)	235,378	2,104,283
PIMCO Income (a)(b)	182,144	2,311,411
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	269,055	2,230,465
PIMCO Mortgage Opportunities (a)(b)	56,361	628,425
PIMCO Senior Floating Rate (a)(b)	122,486	1,253,029
PIMCO Short-Term (a)(b)	63,186	624,912
Templeton Frontier Markets (d)	49,466	952,721
Voya Global Real Estate (c)	42,235	847,650

Total Mutual Funds (cost—$34,990,067)		38,564,723

Exchange-Traded Funds—8.2%
iShares Core S&P 500	7,018	1,360,580
iShares MSCI Spain Capped	20,034	857,455
PIMCO 1-5 Year U.S. TIPS Index (a)	23,524	1,259,710

Total Exchange-Traded Funds (cost—$3,269,977)		3,477,745

	Principal Amount (000s)	Value
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $395,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $404,208 including accrued interest
(cost—$395,000)	$395	$395,000

Total Investments (cost—$38,655,044)—100.0%		42,437,468

Other assets less liabilities—0.0%		7,754

Net Assets—100.0%		$42,445,222

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

94	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds—93.7%
AllianzGI Behavioral Advantage Large Cap (a)(b)	51,832	$1,240,344
AllianzGI Best Styles Global Equity (a)(e)(f)	147,515	2,363,189
AllianzGI Emerging Markets Opportunities (a)(b)	14,277	375,059
AllianzGI Global Managed Volatility (a)(b)	41,040	742,827
AllianzGI Global Natural Resources (a)(b)	24,457	497,951
AllianzGI Income & Growth (a)(b)	85,075	1,113,627
AllianzGI International Managed Volatility (a)(b)	57,716	866,890
AllianzGI International Small-Cap (a)(b)	24,490	986,205
AllianzGI NFJ Dividend Value (a)(b)	61,583	1,032,138
AllianzGI NFJ Global Dividend Value (a)(b)	53,622	1,181,294
AllianzGI NFJ International Small-Cap Value (a)(b)	21,990	495,658
AllianzGI NFJ International Value (a)(b)	50,889	1,225,403
AllianzGI NFJ Mid-Cap Value (a)(b)	42,397	1,112,491
AllianzGI Short Duration High Income (a)(b)	77,061	1,228,349
AllianzGI U.S. Managed Volatility (a)(b)	80,616	1,232,614
AllianzGI U.S. Small-Cap Growth (a)(b)	25,201	451,598
PIMCO CommoditiesPLUS® Strategy (a)(b)	72,718	827,531
PIMCO Commodity RealReturn Strategy (a)(b)	137,689	823,378
PIMCO Floating Income (a)(b)	124,358	1,111,758
PIMCO Income (a)(b)	78,178	992,078
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	170,205	1,411,001
PIMCO Senior Floating Rate (a)(b)	48,039	491,440
PIMCO Short-Term (a)(b)	37,117	367,085
Templeton Frontier Markets (d)	28,603	550,893
Voya Global Real Estate (c)	25,148	504,711

Total Mutual Funds (cost—$21,189,849)		23,225,512

Exchange-Traded Funds—5.2%
iShares Core S&P 500	4,160	806,499
iShares MSCI Spain Capped	11,596	496,309

Total Exchange-Traded Funds (cost—$1,186,594)		1,302,808

	Principal Amount (000s)	Value
Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $264,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $271,115 including accrued interest
(cost—$264,000)	$264	$264,000

Total Investments (cost—$22,640,443)—100.0%		24,792,320

Other assets less liabilities—0.0%		3,838

Net Assets—100.0%		$24,796,158

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds—93.9%
AllianzGI Behavioral Advantage Large Cap (a)(b)	46,798	$1,119,873
AllianzGI Best Styles Global Equity (a)(e)(f)	125,448	2,009,676
AllianzGI Emerging Markets Opportunities (a)(b)	15,428	405,291
AllianzGI Global Managed Volatility (a)(b)	33,098	599,078
AllianzGI Global Natural Resources (a)(b)	21,575	439,274
AllianzGI Income & Growth (a)(b)	76,378	999,787
AllianzGI International Managed Volatility (a)(b)	46,629	700,363
AllianzGI International Small-Cap (a)(b)	19,997	805,283
AllianzGI NFJ Dividend Value (a)(b)	49,782	834,341
AllianzGI NFJ Global Dividend Value (a)(b)	45,118	993,944
AllianzGI NFJ International Small-Cap Value (a)(b)	18,560	418,339
AllianzGI NFJ International Value (a)(b)	45,327	1,091,466
AllianzGI NFJ Mid-Cap Value (a)(b)	38,064	998,807
AllianzGI Short Duration High Income (a)(b)	49,687	792,012
AllianzGI U.S. Managed Volatility (a)(b)	68,938	1,054,069
AllianzGI U.S. Small-Cap Growth (a)(b)	22,417	401,706
PIMCO CommoditiesPLUS® Strategy (a)(b)	60,697	690,730
PIMCO Commodity RealReturn Strategy (a)(b)	114,562	685,083
PIMCO Floating Income (a)(b)	88,996	795,624
PIMCO Income (a)(b)	55,114	699,395
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	145,194	1,203,658
PIMCO Short-Term (a)(b)	19,960	197,409
Templeton Frontier Markets (d)	26,405	508,562
Voya Global Real Estate (c)	20,011	401,616

Total Mutual Funds (cost—$16,590,970)		18,845,386

Exchange-Traded Funds—4.9%
iShares Core S&P 500	3,008	583,161
iShares MSCI Spain Capped	9,135	390,978

Total Exchange-Traded Funds (cost—$882,677)		974,139

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	95

Schedule of Investments

May 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $239,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $246,468 including accrued interest
(cost—$239,000)	$239	$239,000

Total Investments (cost—$17,712,647)—100.0%		20,058,525

Other assets less liabilities—0.0%		8,059

Net Assets—100.0%		$20,066,584

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds—94.1%
AllianzGI Behavioral Advantage Large Cap (a)(b)	15,902	$380,535
AllianzGI Best Styles Global Equity (a)(e)(f)	42,064	673,872
AllianzGI Emerging Markets Opportunities (a)(b)	5,094	133,807
AllianzGI Global Managed Volatility (a)(b)	11,087	200,680
AllianzGI Global Natural Resources (a)(b)	7,283	148,291
AllianzGI Income & Growth (a)(b)	25,571	334,730
AllianzGI International Managed Volatility (a)(b)	15,544	233,469
AllianzGI International Small-Cap (a)(b)	6,983	281,198
AllianzGI NFJ Dividend Value (a)(b)	16,740	280,559
AllianzGI NFJ Global Dividend Value (a)(b)	15,070	332,002
AllianzGI NFJ International Small-Cap Value (a)(b)	6,299	141,970
AllianzGI NFJ International Value (a)(b)	15,127	364,263
AllianzGI NFJ Mid-Cap Value (a)(b)	12,809	336,106
AllianzGI Short Duration High Income (a)(b)	16,596	264,547
AllianzGI U.S. Managed Volatility (a)(b)	23,180	354,419
AllianzGI U.S. Small-Cap Growth (a)(b)	7,559	135,463
PIMCO CommoditiesPLUS® Strategy (a)(b)	20,169	229,521
PIMCO Commodity RealReturn Strategy (a)(b)	38,267	228,838
PIMCO Floating Income (a)(b)	29,794	266,357
PIMCO Income (a)(b)	18,380	233,245
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	48,859	405,041
PIMCO Short-Term (a)(b)	6,680	66,066
Templeton Frontier Markets (d)	8,872	170,875
Voya Global Real Estate (c)	6,664	133,737

Total Mutual Funds (cost—$5,513,380)		6,329,591

Exchange-Traded Funds—4.8%
iShares Core S&P 500	998	193,482
iShares MSCI Spain Capped	3,030	129,684

Total Exchange-Traded Funds (cost—$293,460)		323,166

Total Investments (cost—$5,806,840)—98.9%		6,652,757

Other assets less liabilities—1.1%		75,834

Net Assets—100.0%		$6,728,591

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

96	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—82.9%
AllianzGI Behavioral Advantage Large Cap (a)(b)	22,712	$543,507
AllianzGI Best Styles Global Equity (a)(e)(g)	58,238	932,965
AllianzGI Global Managed Volatility (a)(b)	17,048	308,569
AllianzGI Global Natural Resources (a)(b)	7,650	155,745
AllianzGI Income & Growth (a)(b)	70,619	924,407
AllianzGI International Managed Volatility (a)(b)	20,478	307,581
AllianzGI International Small-Cap (a)(b)	6,890	277,464
AllianzGI NFJ Dividend Value (a)(b)	27,648	463,381
AllianzGI NFJ Global Dividend Value (a)(b)	13,907	306,372
AllianzGI NFJ International Small-Cap Value (a)(b)	6,908	155,716
AllianzGI NFJ International Value (a)(b)	25,453	612,904
AllianzGI NFJ Mid-Cap Value (a)(b)	17,735	465,365
AllianzGI Short Duration High Income (a)(b)	104,646	1,668,056
AllianzGI U.S. Managed Volatility (a)(b)	50,437	771,179
PIMCO CommoditiesPLUS® Strategy (a)(b)	39,664	451,372
PIMCO Commodity RealReturn Strategy (a)(b)	75,254	450,017
PIMCO Floating Income (a)(b)	171,152	1,530,097
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	84,805	916,741
PIMCO Income (a)(b)	241,037	3,058,764
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	94,103	780,110
PIMCO Mortgage Opportunities (a)(b)	109,279	1,218,460
PIMCO Real Return (a)(b)	232,331	2,692,711
PIMCO Senior Floating Rate (a)(b)	163,404	1,671,623
PIMCO Short-Term (a)(b)	306,626	3,032,535
Templeton Frontier Markets (d)	17,998	346,632
Voya Global Real Estate (c)	23,067	462,963
Wells Fargo Advantage Short-Term High Yield Bond (f)	110,507	911,686

Total Mutual Funds (cost—$23,578,645)		25,416,922

Exchange-Traded Funds—16.2%
iShares Core S&P 500	3,603	698,514
iShares MSCI Spain Capped	5,934	253,975
PIMCO 1-5 Year U.S. TIPS Index (a)	74,677	3,998,953

Total Exchange-Traded Funds (cost—$4,835,960)		4,951,442

	Principal Amount (000s)	Value
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $282,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $290,832 including accrued interest
(cost—$282,000)	$282	$282,000

Total Investments (cost—$28,696,605)—100.0%		30,650,364

Other assets less liabilities—0.0%		1,141

Net Assets—100.0%		$30,651,505

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities
AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds—95.4%
AllianzGI Behavioral Advantage Large Cap (a)(b)	364,044	$8,711,571
AllianzGI Best Styles Global Equity (a)(e)(g)	546,186	8,749,900
AllianzGI Emerging Markets Opportunities (a)(b)	170,450	4,477,712
AllianzGI Global Managed Volatility (a)(b)	363,492	6,579,207
AllianzGI Global Natural Resources (a)(b)	214,449	4,366,184
AllianzGI Income & Growth (a)(b)	335,656	4,393,737
AllianzGI International Managed Volatility (a)(b)	577,948	8,680,774
AllianzGI International Small-Cap (a)(b)	212,932	8,574,773
AllianzGI NFJ Dividend Value (a)(b)	628,316	10,530,574
AllianzGI NFJ Global Dividend Value (a)(b)	542,793	11,957,740
AllianzGI NFJ International Small-Cap Value (a)(b)	96,993	2,186,221
AllianzGI NFJ International Value (a)(b)	541,663	13,043,240
AllianzGI NFJ Mid-Cap Value (a)(b)	244,162	6,406,819
AllianzGI Short Duration High Income (a)(b)	681,046	10,855,868
AllianzGI U.S. Managed Volatility (a)(b)	587,151	8,977,544
AllianzGI U.S. Small-Cap Growth (a)(b)	60,242	1,079,531
PIMCO Commodities PLUS® Strategy (a)(b)	559,922	6,371,914
PIMCO Floating Income (a)(b)	1,220,202	10,908,606
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	301,540	3,259,644
PIMCO Income (a)(b)	1,366,666	17,342,995
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar- Hedged) (a)(b)	1,324,367	10,979,000
PIMCO Mortgage Opportunities (a)(b)	587,923	6,555,347
PIMCO Senior Floating Rate (a)(b)	743,255	7,603,497
PIMCO Short-Term (a)(b)	1,545,488	15,284,875
Templeton Frontier Markets (d)	57,888	1,114,925
Voya Global Real Estate (c)	111,252	2,232,824
Wells Fargo Advantage Short-Term High Yield Bond (f)	784,252	6,470,077

Total Mutual Funds (cost—$180,164,276)		207,695,099

Exchange-Traded Funds—4.7%
iShares Core S&P 500	23,421	4,540,629
iShares MSCI Spain Capped	135,260	5,789,128

Total Exchange-Traded Funds (cost—$9,247,129)		10,329,757

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	97

Schedule of Investments

May 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—0.3%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $582,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $596,453 including accrued interest
(cost—$582,000)	$582	$582,000

Total Investments (cost—$189,993,405)—100.4%		218,606,856

Liabilities in excess of other assets—(0.4)%		(872,430)

Net Assets—100.0%		$217,734,426

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI Global Growth Allocation Fund

	Shares	Value
Mutual Funds—95.1%
AllianzGI Behavioral Advantage Large Cap (a)(b)	13,369	$319,931
AllianzGI Best Styles Global Equity (a)(e)(f)	33,027	529,097
AllianzGI Emerging Markets Opportunities (a)(b)	5,789	152,086
AllianzGI Global Managed Volatility (a)(b)	14,641	265,004
AllianzGI Global Natural Resources (a)(b)	9,770	198,912
AllianzGI Income & Growth (a)(b)	12,624	165,252
AllianzGI International Managed Volatility (a)(b)	17,595	264,272
AllianzGI International Small-Cap (a)(b)	6,271	252,547
AllianzGI NFJ Dividend Value (a)(b)	7,895	132,327
AllianzGI NFJ Emerging Markets Value (a)(b)	4,164	66,046
AllianzGI NFJ Global Dividend Value (a)(b)	11,945	263,152
AllianzGI NFJ International Small-Cap Value (a)(b)	11,732	264,448
AllianzGI NFJ International Value (a)(b)	16,421	395,421
AllianzGI NFJ Mid-Cap Value (a)(b)	11,375	298,480
AllianzGI Short Duration High Income (a)(b)	12,409	197,793
AllianzGI U.S. Managed Volatility (a)(b)	26,027	397,954
AllianzGI Ultra Micro Cap (a)(b)	9,661	231,761
PIMCO CommoditiesPLUS® Strategy (a)(b)	17,218	195,938
PIMCO Commodity RealReturn Strategy (a)(b)	10,907	65,222
PIMCO Income (a)(b)	18,275	231,908
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	47,772	396,033
PIMCO Mortgage Opportunities (a)(b)	11,839	132,009
PIMCO Short-Term (a)(b)	49,975	494,253
Templeton Frontier Markets (d)	10,430	200,885
Voya Global Real Estate (c)	3,299	66,206

Total Mutual Funds (cost—$5,143,090)		6,176,937

Exchange-Traded Funds—6.0%
iShares Core S&P 500	1,083	209,961
iShares MSCI Spain Capped	4,172	178,562

Total Exchange-Traded Funds (cost—$352,810)		388,523

Total Investments (cost—$5,495,900)—101.1%		6,565,460

Liabilities in excess of other assets—(1.1)%		(72,877)

Net Assets—100.0%		$6,492,583

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

98	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Behavioral Advantage Large Cap Fund

	Shares	Value
Common Stock—99.5%
Aerospace & Defense—4.7%
Boeing Co.	8,000	$1,082,000
General Dynamics Corp.	3,600	425,232
Hexcel Corp. (a)	1,200	49,260
Honeywell International, Inc.	4,200	391,230
Huntington Ingalls Industries, Inc.	900	89,847
L-3 Communications Holdings, Inc.	950	115,112
Lockheed Martin Corp.	4,050	662,782
Northrop Grumman Corp.	1,750	212,712
Precision Castparts Corp.	400	101,192
Raytheon Co.	2,400	234,168
United Technologies Corp.	4,200	488,124

		3,851,659

Air Freight & Logistics—1.5%
Expeditors International of Washington, Inc.	1,400	63,714
FedEx Corp.	1,800	259,488
United Parcel Service, Inc., Class B	8,300	862,204

		1,185,406

Airlines—1.3%
Alaska Air Group, Inc.	1,100	108,306
Allegiant Travel Co.	400	46,000
Delta Air Lines, Inc.	13,350	532,798
Southwest Airlines Co.	10,300	272,435
Spirit Airlines, Inc. (a)	900	53,163
United Continental Holdings, Inc. (a)	800	35,496

		1,048,198

Auto Components—0.6%
BorgWarner, Inc.	1,600	100,624
Delphi Automotive PLC	1,300	89,778
Gentex Corp.	2,100	60,732
Lear Corp.	1,400	123,270
TRW Automotive Holdings Corp. (a)	1,100	93,357

		467,761

Automobiles—0.5%
Harley-Davidson, Inc.	1,600	113,984
Tesla Motors, Inc. (a)	1,500	311,655

		425,639

Banks—4.2%
Bank of America Corp.	41,800	632,852
Comerica, Inc.	1,700	81,549
Cullen/Frost Bankers, Inc.	700	52,402
East West Bancorp, Inc.	2,000	66,960
Fifth Third Bancorp	6,200	128,278
First Citizens BancShares, Inc., Class A	200	43,956
Hancock Holding Co.	1,300	43,914
JPMorgan Chase & Co.	10,800	600,156
KeyCorp	3,900	53,391
Regions Financial Corp.	6,100	62,159
U.S. Bancorp	3,350	141,336
Wells Fargo & Co.	29,400	1,492,932

		3,399,885

Beverages—1.1%
Brown-Forman Corp., Class B	900	83,403
Coca-Cola Co.	4,300	175,913
Coca-Cola Enterprises, Inc.	1,600	73,024
Dr. Pepper Snapple Group, Inc.	1,400	80,780
Molson Coors Brewing Co., Class B	2,200	144,606

	Shares	Value
Monster Beverage Corp. (a)	2,000	$138,760
PepsiCo, Inc.	1,950	172,244

		868,730

Biotechnology—1.9%
Alexion Pharmaceuticals, Inc. (a)	1,100	182,952
Amgen, Inc.	550	63,795
Biogen Idec, Inc. (a)	500	159,685
Celgene Corp. (a)	2,150	329,014
Gilead Sciences, Inc. (a)	7,800	633,438
Myriad Genetics, Inc. (a)	2,600	86,216
Regeneron Pharmaceuticals, Inc. (a)	200	61,392
United Therapeutics Corp. (a)	400	38,296

		1,554,788

Building Products—0.1%
AO Smith Corp.	900	44,442
Lennox International, Inc.	600	50,952

		95,394

Capital Markets—1.3%
Ameriprise Financial, Inc.	1,250	140,762
Bank of New York Mellon Corp.	5,900	203,904
Charles Schwab Corp.	2,500	63,025
Federated Investors, Inc., Class B	1,700	48,059
Franklin Resources, Inc.	950	52,450
LPL Financial Holdings, Inc.	1,600	75,040
Northern Trust Corp.	1,300	78,520
SEI Investments Co.	2,250	74,093
State Street Corp.	1,500	97,905
T Rowe Price Group, Inc.	600	48,918
TD Ameritrade Holding Corp.	2,200	66,748
Waddell & Reed Financial, Inc., Class A	1,400	84,532

		1,033,956

Chemicals—2.7%
CF Industries Holdings, Inc.	200	48,662
Cytec Industries, Inc.	600	59,610
Dow Chemical Co.	9,300	484,716
Eastman Chemical Co.	800	70,608
EI du Pont de Nemours & Co.	3,200	221,792
International Flavors & Fragrances, Inc.	800	79,408
LyondellBasell Industries NV, Class A	3,200	318,624
Monsanto Co.	550	67,017
NewMarket Corp.	200	78,302
PPG Industries, Inc.	1,183	238,505
Praxair, Inc.	650	85,956
Rockwood Holdings, Inc.	2,000	152,740
Scotts Miracle-Gro Co., Class A	900	53,955
Sherwin-Williams Co.	600	122,766
Sigma-Aldrich Corp.	900	88,677

		2,171,338

Commercial Services & Supplies—0.5%
Cintas Corp.	1,100	68,332
Pitney Bowes, Inc.	4,000	110,520
Rollins, Inc.	2,300	70,541
Tyco International Ltd.	2,700	117,828
West Corp.	3,000	80,400

		447,621

Communications Equipment—2.4%
Brocade Communications Systems, Inc. (a)	7,600	69,312
Cisco Systems, Inc.	28,500	701,670
Harris Corp.	1,900	146,775

	Shares	Value
Motorola Solutions, Inc.	3,600	$242,712
Polycom, Inc. (a)	3,600	45,900
QUALCOMM, Inc.	9,200	740,140
Ubiquiti Networks, Inc. (a)	800	27,968

		1,974,477

Construction & Engineering—0.1%
Fluor Corp.	700	52,556
URS Corp.	1,200	54,000

		106,556

Consumer Finance—0.4%
Credit Acceptance Corp. (a)	400	52,240
Discover Financial Services	4,050	239,477
Springleaf Holdings, Inc. (a)	2,200	51,634

		343,351

Containers & Packaging—0.5%
AptarGroup, Inc.	800	53,272
Avery Dennison Corp.	1,000	50,700
Ball Corp.	1,500	90,540
Crown Holdings, Inc. (a)	1,200	58,620
Graphic Packaging Holding Co. (a)	5,500	60,445
Sonoco Products Co.	1,900	80,256

		393,833

Distributors—0.1%
Genuine Parts Co.	850	73,381

Diversified Consumer Services—0.3%
Apollo Education Group, Inc., Class A (a)	4,300	115,240
Graham Holdings Co., Class B	100	67,694
Grand Canyon Education, Inc. (a)	1,300	57,265
H&R Block, Inc.	1,550	46,159

		286,358

Diversified Financial Services—1.4%
CBOE Holdings, Inc.	2,800	141,904
MarketAxess Holdings, Inc.	900	48,015
McGraw Hill Financial, Inc.	3,700	302,549
Moody’s Corp.	6,150	526,071
MSCI, Inc. (a)	1,100	47,476
Voya Financial, Inc.	1,900	68,020

		1,134,035

Diversified Telecommunication Services—1.1%
AT&T, Inc.	12,250	434,508
CenturyLink, Inc.	3,700	139,379
Frontier Communications Corp.	18,200	105,378
Time Warner Telecom, Inc. (a)	1,800	59,022
Verizon Communications, Inc.	3,500	174,860

		913,147

Electric Utilities—0.1%
OGE Energy Corp.	1,600	58,768

Electrical Equipment—0.6%
Acuity Brands, Inc.	600	75,306
AMETEK, Inc.	1,350	71,658
Emerson Electric Co.	2,950	196,854
Hubbell, Inc., Class B	550	64,350
Rockwell Automation, Inc.	900	108,972

		517,140

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp., Class A	950	91,010
CDW Corp.	6,200	182,342

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	99

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Corning, Inc.	7,000	$149,100
Ingram Micro, Inc., Class A (a)	2,800	77,756
TE Connectivity Ltd.	2,100	124,866
Zebra Technologies Corp., Class A (a)	900	66,870

		691,944

Energy Equipment & Services—1.5%
Baker Hughes, Inc.	3,300	232,716
Frank’s International NV	3,300	78,672
Halliburton Co.	8,100	523,584
Patterson-UTI Energy, Inc.	2,000	66,180
RPC, Inc.	3,500	77,315
Schlumberger Ltd.	2,600	270,504

		1,248,971

Food & Staples Retailing—2.5%
Costco Wholesale Corp.	1,300	150,826
Kroger Co.	4,100	195,734
Rite Aid Corp. (a)	15,900	132,924
Safeway, Inc.	4,800	164,832
Sysco Corp.	1,400	52,542
Wal-Mart Stores, Inc.	13,600	1,044,072
Walgreen Co.	3,800	273,258

		2,014,188

Food Products—3.2%
Archer-Daniels-Midland Co.	14,500	651,630
Bunge Ltd.	2,300	178,733
Dean Foods Co.	8,600	149,468
General Mills, Inc.	2,900	159,297
Hershey Co.	900	87,606
Hormel Foods Corp.	2,150	105,802
Keurig Green Mountain, Inc.	1,400	157,892
Lancaster Colony Corp.	600	53,574
Mead Johnson Nutrition Co.	2,550	228,148
Mondelez International, Inc., Class A	12,800	481,536
Pilgrim’s Pride Corp. (a)	3,000	76,320
Sanderson Farms, Inc.	600	55,506
Tyson Foods, Inc., Class A	6,200	263,252

		2,648,764

Gas Utilities—0.1%
National Fuel Gas Co.	700	52,500

Health Care Equipment & Supplies—2.4%
Abbott Laboratories	10,350	414,103
Alere, Inc. (a)	1,800	64,386
Align Technology, Inc. (a)	800	43,688
Becton Dickinson and Co.	1,200	141,240
Boston Scientific Corp. (a)	3,900	50,037
Covidien PLC	3,350	244,918
CR Bard, Inc.	800	118,328
Globus Medical, Inc., Class A (a)	3,600	87,048
IDEXX Laboratories, Inc. (a)	600	77,088
Medtronic, Inc.	4,800	292,944
St. Jude Medical, Inc.	1,100	71,390
Stryker Corp.	1,650	139,409
Varian Medical Systems, Inc. (a)	900	74,205
West Pharmaceutical Services, Inc.	1,100	46,299
Zimmer Holdings, Inc.	700	73,045

		1,938,128

Health Care Providers & Services—3.2%
Cardinal Health, Inc.	3,900	275,457
Centene Corp. (a)	700	52,164
Cigna Corp.	2,900	260,362
Express Scripts Holding Co. (a)	1,100	78,617
HCA Holdings, Inc. (a)	3,150	166,918
Health Net, Inc. (a)	1,400	55,972
Henry Schein, Inc. (a)	750	89,738
Humana, Inc.	2,000	248,920

	Shares	Value
McKesson Corp.	1,500	$284,460
MEDNAX, Inc. (a)	900	51,867
Molina Healthcare, Inc. (a)	1,300	56,017
UnitedHealth Group, Inc.	7,200	573,336
WellPoint, Inc.	3,600	390,096

		2,583,924

Hotels, Restaurants & Leisure—2.3%
Brinker International, Inc.	1,100	54,615
Burger King Worldwide, Inc.	2,000	51,380
Chipotle Mexican Grill, Inc. (a)	400	218,836
Choice Hotels International, Inc.	1,700	76,517
Cracker Barrel Old Country Store, Inc.	400	40,220
Domino’s Pizza, Inc.	1,550	112,297
Hilton Worldwide Holdings, Inc. (a)	14,400	325,728
Las Vegas Sands Corp.	600	45,912
Marriott International, Inc., Class A	4,550	280,371
McDonald’s Corp.	1,790	181,560
Wyndham Worldwide Corp.	1,100	81,323
Wynn Resorts Ltd.	900	193,473
Yum! Brands, Inc.	3,000	231,930

		1,894,162

Household Durables—0.3%
Garmin Ltd.	1,700	100,147
Harman International Industries, Inc.	700	73,521
Newell Rubbermaid, Inc.	1,700	49,776
NVR, Inc. (a)	50	55,682

		279,126

Household Products—0.9%
Colgate-Palmolive Co.	6,000	410,400
Kimberly-Clark Corp.	2,950	331,433

		741,833

Independent Power Producers & Energy Traders—0.1%
AES Corp.	7,300	102,930

Industrial Conglomerates—1.4%
3M Co.	5,000	712,750
Danaher Corp.	1,200	94,116
General Electric Co.	12,850	344,251

		1,151,117

Insurance—4.3%
Aflac, Inc.	4,200	257,166
Allstate Corp.	3,950	230,127
American Financial Group, Inc.	1,200	70,056
American International Group, Inc.	2,800	151,396
American National Insurance Co.	600	68,700
Amtrust Financial Services, Inc.	1,800	76,860
Aon PLC	1,300	116,922
Arch Capital Group Ltd. (a)	900	51,237
Assurant, Inc.	800	54,248
Everest Re Group Ltd.	400	64,008
Hanover Insurance Group, Inc.	700	42,035
Hartford Financial Services Group, Inc.	12,600	436,590
Hilltop Holdings, Inc. (a)	3,400	70,550
Marsh & McLennan Cos., Inc.	2,850	143,269
MBIA, Inc. (a)	10,800	127,008
MetLife, Inc.	10,800	550,044
PartnerRe Ltd.	600	64,422
Principal Financial Group, Inc.	1,300	60,801
Progressive Corp.	2,850	71,336
Prudential Financial, Inc.	2,500	205,400
Reinsurance Group of America, Inc.	800	62,528

	Shares	Value
RenaissanceRe Holdings Ltd.	600	$62,502
StanCorp Financial Group, Inc.	900	54,090
Symetra Financial Corp.	3,200	66,720
Torchmark Corp.	1,200	97,116
Travelers Cos., Inc.	1,850	172,882
Unum Group	1,900	64,429
WR Berkley Corp.	1,300	57,941

		3,550,383

Internet & Catalog Retail—1.3%
Amazon.com, Inc. (a)	200	62,510
Expedia, Inc.	2,000	146,600
Liberty Ventures, Ser. A (a)	1,400	92,960
Netflix, Inc. (a)	400	167,132
Priceline Group, Inc. (a)	425	543,418
TripAdvisor, Inc. (a)	700	68,019

		1,080,639

Internet Software & Services—1.8%
Akamai Technologies, Inc. (a)	1,200	65,208
Facebook, Inc., Class A (a)	7,600	481,080
Google, Inc., Class A (a)	765	437,312
Google, Inc., Class C (a)	765	429,150
WebMD Health Corp. (a)	1,200	51,360

		1,464,110

IT Services—6.1%
Accenture PLC, Class A	6,400	521,280
Amdocs Ltd.	1,650	79,398
Automatic Data Processing, Inc.	3,100	247,008
Blackhawk Network Holdings, Inc., Class B (a)	788	19,330
Booz Allen Hamilton Holding Corp.	2,700	59,751
Broadridge Financial Solutions, Inc.	2,100	86,142
Cognizant Technology Solutions Corp., Class A (a)	3,600	174,996
Computer Sciences Corp.	1,100	69,179
Convergys Corp.	2,100	45,822
DST Systems, Inc.	900	82,035
Euronet Worldwide, Inc. (a)	1,100	51,854
Fiserv, Inc. (a)	2,900	174,319
Gartner, Inc. (a)	1,400	99,526
Global Payments, Inc.	900	61,704
International Business Machines Corp.	5,300	977,108
Jack Henry & Associates, Inc.	1,200	69,588
Leidos Holdings, Inc.	1,075	41,011
Mastercard, Inc., Class A	9,450	722,452
Paychex, Inc.	3,250	133,608
Sapient Corp. (a)	3,000	49,350
Syntel, Inc. (a)	700	56,630
Visa, Inc., Class A	4,300	923,769
Western Union Co.	4,900	79,233
Xerox Corp.	13,300	164,255

		4,989,348

Leisure Equipment & Products—0.1%
Polaris Industries, Inc.	700	90,244

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	1,000	56,940
Illumina, Inc. (a)	1,200	189,900
Mettler-Toledo International, Inc. (a)	150	36,753
PAREXEL International Corp. (a)	900	45,405
Quintiles Transnational Holdings, Inc. (a)	2,400	122,352

		451,350

Machinery—2.3%
Allison Transmission Holdings, Inc.	1,800	55,746
Caterpillar, Inc.	6,300	644,049
Cummins, Inc.	600	91,758

100	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Donaldson Co., Inc.	1,400	$57,022
Dover Corp.	1,400	122,052
Flowserve Corp.	500	36,870
Graco, Inc.	600	43,788
IDEX Corp.	1,000	76,680
Illinois Tool Works, Inc.	2,100	181,755
Ingersoll-Rand PLC	2,050	122,631
ITT Corp.	1,300	56,784
Lincoln Electric Holdings, Inc.	1,000	65,690
PACCAR, Inc.	1,000	63,360
Pall Corp.	650	55,081
Toro Co.	1,000	64,580
WABCO Holdings, Inc. (a)	1,000	106,770

		1,844,616

Marine—0.1%
Kirby Corp. (a)	600	66,330

Media—2.7%
Cablevision Systems Corp., Class A	8,000	141,040
Comcast Corp., Class A	3,200	167,040
DIRECTV (a)	5,950	490,518
DISH Network Corp., Class A (a)	2,400	140,784
Interpublic Group of Cos., Inc.	4,600	87,952
John Wiley & Sons, Inc., Class A	1,100	60,258
Liberty Media Corp., Class A (a)	700	88,991
Live Nation Entertainment, Inc. (a)	2,400	56,928
Morningstar, Inc.	850	60,469
Scripps Networks Interactive, Inc., Class A	800	61,168
Viacom, Inc., Class B	1,350	115,196
Walt Disney Co.	9,150	768,691

		2,239,035

Metals & Mining—0.0%
Cliffs Natural Resources, Inc.	2,000	31,360

Multi-line Retail—1.1%
Burlington Stores, Inc. (a)	2,200	62,524
Dollar General Corp. (a)	1,600	86,048
Dollar Tree, Inc. (a)	1,800	95,454
Kohl’s Corp.	1,300	70,772
Macy’s, Inc.	3,200	191,648
Nordstrom, Inc.	1,200	81,672
Target Corp.	5,400	306,504

		894,622

Multi-Utilities—0.5%
Ameren Corp.	1,800	70,830
CenterPoint Energy, Inc.	4,400	106,128
MDU Resources Group, Inc.	2,100	71,148
Public Service Enterprise Group, Inc.	2,200	85,712
Vectren Corp.	1,200	47,856

		381,674

Oil, Gas & Consumable Fuels—7.6%
Apache Corp.	3,800	354,236
Chesapeake Energy Corp.	2,200	63,184
Chevron Corp.	4,730	580,797
ConocoPhillips	8,790	702,672
Continental Resources, Inc. (a)	300	42,108
Devon Energy Corp.	800	59,120
EOG Resources, Inc.	3,700	391,460
EQT Corp.	1,000	106,880
Exxon Mobil Corp.	15,970	1,605,464
Hess Corp.	5,100	465,630
Marathon Petroleum Corp.	4,700	420,133
Occidental Petroleum Corp.	3,100	309,039
Phillips 66	7,800	661,362
SandRidge Energy, Inc. (a)	13,100	87,377
Southwestern Energy Co. (a)	1,500	68,205

	Shares	Value
Valero Energy Corp.	5,700	$319,485

		6,237,152

Paper & Forest Products—0.1%
International Paper Co.	1,700	80,971

Personal Products—0.4%
Estee Lauder Cos., Inc., Class A	2,200	168,564
Herbalife Ltd.	1,700	110,211
Nu Skin Enterprises, Inc., Class A	800	59,072

		337,847

Pharmaceuticals—5.2%
AbbVie, Inc.	12,200	662,826
Akorn, Inc. (a)	1,700	47,549
Bristol-Myers Squibb Co.	6,250	310,875
Eli Lilly & Co.	5,200	311,272
Jazz Pharmaceuticals PLC (a)	700	99,302
Johnson & Johnson	10,228	1,037,733
Merck & Co., Inc.	12,600	729,036
Pfizer, Inc.	29,100	862,233
Questcor Pharmaceuticals, Inc.	1,400	126,182
Salix Pharmaceuticals Ltd. (a)	600	68,448

		4,255,456

Professional Services—0.3%
Equifax, Inc.	900	63,711
Huron Consulting Group, Inc. (a)	700	47,516
Robert Half International, Inc.	1,200	54,708
Verisk Analytics, Inc., Class A (a)	1,100	65,109

		231,044

Real Estate Investment Trust—0.2%
Brixmor Property Group, Inc.	6,800	147,900

Road & Rail—1.2%
AMERCO	200	55,220
CSX Corp.	4,100	120,540
Heartland Express, Inc.	2,300	49,738
Landstar System, Inc.	700	45,451
Norfolk Southern Corp.	1,000	100,750
Old Dominion Freight Line, Inc. (a)	900	57,564
Union Pacific Corp.	2,900	577,883

		1,007,146

Semiconductors & Semiconductor Equipment—2.6%
Analog Devices, Inc.	3,200	167,616
Avago Technologies Ltd.	2,400	169,608
Intel Corp.	25,000	683,000
KLA-Tencor Corp.	1,000	65,520
Lam Research Corp. (a)	1,100	68,244
Linear Technology Corp.	5,600	258,496
Marvell Technology Group Ltd.	4,100	63,837
Micron Technology, Inc. (a)	5,600	160,104
NVIDIA Corp.	4,900	93,100
Skyworks Solutions, Inc.	2,000	86,620
Texas Instruments, Inc.	7,000	328,860

		2,145,005

Software—5.5%
Activision Blizzard, Inc.	18,000	374,040
Adobe Systems, Inc. (a)	2,750	177,485
Aspen Technology, Inc. (a)	1,400	60,186
Autodesk, Inc. (a)	1,400	73,318
CA, Inc.	2,800	80,332
Electronic Arts, Inc. (a)	5,100	179,163
FactSet Research Systems, Inc.	600	64,284
Interactive Intelligence Group, Inc. (a)	600	30,414
Intuit, Inc.	4,900	388,521
Manhattan Associates, Inc. (a)	2,800	90,888

	Shares	Value
MICROS Systems, Inc. (a)	1,200	$64,104
Microsoft Corp.	29,200	1,195,448
NetSuite, Inc. (a)	1,500	120,735
Oracle Corp.	27,300	1,147,146
Red Hat, Inc. (a)	2,200	110,264
ServiceNow, Inc. (a)	700	36,617
Take-Two Interactive Software, Inc. (a)	2,800	57,764
Verint Systems, Inc. (a)	1,200	55,596

VMware, Inc., Class A (a)	2,000	193,000

		4,499,305

Specialty Retail—3.1%
Advance Auto Parts, Inc.	800	99,336
AutoZone, Inc. (a)	475	252,937
Bed Bath & Beyond, Inc. (a)	1,000	60,850
Best Buy Co., Inc.	2,800	77,448
Container Store Group, Inc. (a)	1,900	54,454
Foot Locker, Inc.	1,600	77,088
GameStop Corp., Class A	1,700	64,345
Gap, Inc.	2,700	111,321
Home Depot, Inc.	6,900	553,587
L Brands, Inc.	1,600	91,824
Lowe’s Cos., Inc.	5,000	235,400
Murphy USA, Inc. (a)	1,075	54,696
O’Reilly Automotive, Inc. (a)	950	140,553
Ross Stores, Inc.	1,800	123,210
TJX Cos., Inc.	8,200	446,490
Williams-Sonoma, Inc.	900	60,228

		2,503,767

Technology Hardware, Storage & Peripherals—3.5%
Apple, Inc.	1,650	1,044,450
Hewlett-Packard Co.	30,100	1,008,350
Lexmark International, Inc., Class A	1,200	52,308
NetApp, Inc.	3,900	144,339
SanDisk Corp.	2,300	222,249
Seagate Technology PLC	3,000	161,190
Western Digital Corp.	2,250	197,662

		2,830,548

Textiles, Apparel & Luxury Goods—1.2%
Columbia Sportswear Co.	700	58,499
Fossil Group, Inc. (a)	600	62,856
Hanesbrands, Inc.	1,400	118,762
Iconix Brand Group, Inc. (a)	1,400	58,716
Michael Kors Holdings Ltd. (a)	2,000	188,760
NIKE, Inc., Class B	4,300	330,713
V.F. Corp.	2,800	176,456

		994,762

Tobacco—1.5%
Altria Group, Inc.	7,100	295,076
Philip Morris International, Inc.	7,570	670,248
Reynolds American, Inc.	2,700	161,001
Vector Group Ltd.	3,200	66,912

		1,193,237

Trading Companies & Distributors—0.1%
HD Supply Holdings, Inc. (a)	2,900	76,183

Total Investments (cost—$71,748,886)—99.5%		81,323,042

Other assets less liabilities—0.5%		368,705

Net Assets—100.0%		$81,691,747

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	101

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—95.4%
Australia—0.6%
Australia & New Zealand Banking Group Ltd.	4,160	$129,965
Bendigo and Adelaide Bank Ltd.	4,583	50,080
Macquarie Group Ltd.	672	37,663

		217,708

Austria—0.3%
Flughafen Wien AG	147	13,829
OMV AG	1,365	56,572
Voestalpine AG	752	34,835

		105,236

Belgium—0.4%
Ageas	1,700	71,511
Barco NV	395	30,337
Befimmo S.A. REIT	260	19,404
Delhaize Group S.A.	603	42,925

		164,177

Bermuda—0.3%
Aspen Insurance Holdings Ltd.	758	34,830
Everest Re Group Ltd.	333	53,287
Montpelier Re Holdings Ltd.	994	31,251

		119,368

Brazil—0.9%
Banco Bradesco S.A.	2,900	41,371
Banco do Brasil S.A.	2,300	23,377
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	472	21,405
Cia de Saneamento Basico do Estado de Sao Paulo	1,800	17,499
Cia Energetica de Minas Gerais ADR	4,705	33,029
Cielo S.A.	2,400	42,884
Duratex S.A.	1,760	7,243
Embraer S.A.	1,100	10,012
Energias do Brasil S.A.	4,300	18,023
JBS S.A.	14,500	48,543
Petroleo Brasileiro S.A. ADR	2,106	29,695
Porto Seguro S.A.	900	12,530
Tractebel Energia S.A.	1,400	20,747

		326,358

Canada—4.0%
Agrium, Inc.	817	73,359
Artis Real Estate Investment Trust REIT	2,041	29,609
Atco Ltd., Class I	776	37,022
Bank of Montreal	2,316	162,929
Bank of Nova Scotia	1,725	110,774
Baytex Energy Corp.	262	10,943
BCE, Inc.	1,031	47,390
Canadian Natural Resources Ltd.	711	28,937
Canadian Tire Corp. Ltd., Class A	599	57,779
Canfor Corp. (e)	641	14,147
Cogeco Cable, Inc.	229	13,217
Corus Entertainment, Inc., Class B	476	11,001
Empire Co., Ltd.	1,251	75,558
Genworth MI Canada, Inc.	501	17,789
George Weston Ltd.	463	33,733
Home Capital Group, Inc.	376	16,908
Imperial Oil Ltd.	999	49,190
Linamar Corp.	452	25,116
Magna International, Inc.	937	95,869
Metro, Inc.	643	39,714
National Bank of Canada	2,035	85,394

	Shares	Value
Norbord, Inc.	505	$12,733
Royal Bank of Canada	2,199	151,373
Stantec, Inc.	610	37,754
Transcontinental, Inc., Class A	635	8,691
Valeant Pharmaceuticals International, Inc. (e)	1,602	210,300

		1,457,229

Cayman Islands—0.0%
Home Loan Servicing Solutions Ltd. (d)	613	13,670

China—2.4%
Agricultural Bank of China Ltd., Class H	30,000	13,380
Bank of China Ltd., Class H	62,000	29,653
Bank of Communications Co., Ltd., Class H	28,000	18,809
BBMG Corp., Class H	17,000	11,422
China Citic Bank Corp. Ltd., Class H	114,000	66,294
China Communications Construction Co., Ltd., Class H	45,000	30,082
China Communications Services Corp. Ltd., Class H	62,000	29,385
China Construction Bank Corp., Class H	85,000	62,419
China Lumena New Materials Corp. (c)	62,000	9,996
China Merchants Bank Co., Ltd., Class H	17,500	32,309
China Mobile Ltd.	8,000	78,356
China Oilfield Services Ltd., Class H	6,000	14,811
China Petroleum & Chemical Corp., Class H	88,000	79,580
China Railway Construction Corp. Ltd., Class H	13,000	11,002
China Resources Cement Holdings Ltd.	18,000	11,302
China Resources Power Holdings Co., Ltd.	20,000	52,649
CNOOC Ltd.	29,000	49,556
Great Wall Motor Co., Ltd., Class H	12,000	49,519
Guangdong Investment Ltd.	26,000	28,760
Huadian Power International Corp. Ltd., Class H	36,000	20,248
Industrial & Commercial Bank of China Ltd., Class H	105,000	68,193
Kaisa Group Holdings Ltd.	48,000	14,945
Ping An Insurance Group Co. of China Ltd., Class H	3,000	23,215
Shimao Property Holdings Ltd.	14,500	29,188
Wasion Group Holdings Ltd.	14,000	9,925
WuXi PharmaTech Cayman, Inc. ADR (e)	457	15,250
Yuexiu Transport Infrastructure Ltd.	26,000	14,195

		874,443

Colombia—0.1%
Copa Holdings S.A., Class A	238	34,017

Denmark—0.3%
Pandora A/S	540	40,071
Royal UNIBREW (e)	49	7,886
TDC A/S	5,885	57,298

		105,255

	Shares	Value
Finland—0.4%
Elisa Oyj	1,622	$48,289
Stora Enso Oyj, Class R	4,503	46,194
UPM-Kymmene Oyj	3,687	64,975

		159,458

France—2.5%
BNP Paribas S.A.	426	29,824
Cap Gemini S.A.	511	37,175
Credit Agricole S.A.	7,046	109,970
Natixis	2,454	16,731
Plastic Omnium S.A.	652	22,171
Rallye S.A.	228	11,872
Safran S.A.	651	44,198
Sanofi	416	44,476
SCOR SE	952	33,220
Societe Generale S.A.	1,627	93,781
Teleperformance	521	32,616
Thales S.A.	842	50,431
Total S.A.	4,264	299,361
UBISOFT Entertainment (e)	594	11,881
Valeo S.A.	625	83,961

		921,668

Germany—3.4%
Bayer AG	1,101	159,371
Bayerische Motoren Werke AG	923	115,883
Daimler AG	1,344	127,682
Deutsche Lufthansa AG	2,561	67,678
Deutsche Post AG	3,450	128,138
Deutsche Telekom AG	2,049	34,599
Duerr AG	98	8,397
Freenet AG	1,589	49,392
Fresenius SE & Co. KGaA	639	95,351
Hannover Rueck SE	1,710	152,153
Jenoptik AG (d)	728	12,523
Merck KGaA	535	92,008
Muenchener Rueckversicherungs AG	620	137,555
Stada Arzneimittel AG	729	34,271
Talanx AG	623	22,575

		1,237,576

Hong Kong—0.6%
Chaowei Power Holdings Ltd.	17,000	9,955
Cheung Kong Holdings Ltd.	1,000	17,901
China Hongqiao Group Ltd.	19,000	13,418
China Overseas Land & Investment Ltd.	12,000	31,505
China Power International Development Ltd.	53,000	18,691
Country Garden Holdings Co., Ltd.	81,000	34,211
Geely Automobile Holdings Ltd.	80,000	29,996
Kingboard Chemical Holdings Ltd.	7,000	13,169
MGM China Holdings Ltd.	8,400	29,273
Truly International Holdings Ltd.	10,000	6,110

		204,229

India—0.2%
Reliance Industries Ltd. GDR (a)	535	19,137
Tata Motors Ltd. ADR	1,598	59,509

		78,646

Indonesia—0.3%
Bank Negara Indonesia Persero Tbk PT	121,100	49,615
Bank Rakyat Indonesia Persero Tbk PT	42,300	37,018

102	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Indofood Sukses Makmur Tbk PT	20,400	$11,949

		98,582

Ireland—0.6%
Dragon Oil PLC	2,025	20,681
Greencore Group PLC	8,338	40,737
Smurfit Kappa Group PLC	5,818	140,450

		201,868

Italy—0.8%
Azimut Holding SpA	215	5,892
Enel SpA	20,812	117,880
Gtech SpA	1,937	53,360
Recordati SpA	4,079	68,714
Telecom Italia SpA (e)	30,100	37,415
Vittoria Assicurazioni SpA	2,083	28,522

		311,783

Japan—10.7%
Aeon Co., Ltd.	9,800	118,623
Aisin Seiki Co., Ltd.	2,000	73,069
Alfresa Holdings Corp.	500	30,319
Asahi Kasei Corp.	10,000	75,045
Bridgestone Corp.	2,100	76,281
Central Japan Railway Co.	1,100	146,278
COMSYS Holdings Corp.	3,300	59,767
Daicel Corp.	2,000	18,301
Daihatsu Motor Co., Ltd.	6,100	105,733
Daiwa House Industry Co., Ltd.	1,000	18,797
Exedy Corp.	1,300	35,176
Fuji Heavy Industries Ltd.	6,100	162,673
FUJIFILM Holdings Corp.	4,500	116,909
Fukuoka Financial Group, Inc.	11,000	47,912
H2O Retailing Corp.	1,000	7,974
Hakuhodo DY Holdings, Inc.	3,200	29,068
Hino Motors Ltd.	800	10,157
Hogy Medical Co., Ltd.	100	5,377
Idemitsu Kosan Co., Ltd.	1,000	20,815
Inpex Corp.	5,900	85,467
ITOCHU Corp.	12,800	151,961
Izumi Co., Ltd.	700	21,965
Japan Petroleum Exploration Co.	200	8,333
JFE Holdings, Inc.	3,000	57,241
JTEKT Corp.	3,600	55,352
Kaneka Corp.	2,000	12,542
KDDI Corp.	3,300	197,185
Kinden Corp.	1,000	8,612
Koito Manufacturing Co., Ltd.	1,000	23,887
KYORIN Holdings, Inc.	400	7,747
Kyowa Exeo Corp.	2,200	30,360
Marubeni Corp.	17,000	116,473
Matsumotokiyoshi Holdings Co., Ltd.	600	20,563
MEIJI Holdings Co., Ltd.	700	44,277
Mitsubishi UFJ Financial Group, Inc.	20,000	112,886
Mitsui & Co., Ltd.	7,200	109,566
Mizuho Financial Group, Inc.	25,500	49,807
NHK Spring Co., Ltd.	1,400	13,059
Nippon Telegraph & Telephone Corp.	1,900	112,483
Nippon Yusen KK	12,000	35,526
Nissan Motor Co., Ltd.	12,500	112,813
ORIX Corp.	4,800	76,781
Osaka Gas Co., Ltd.	16,000	63,806
Resona Holdings, Inc.	18,500	97,194
Ricoh Co., Ltd.	6,400	78,622
Sankyu, Inc.	3,000	13,396
Sanwa Holdings Corp.	4,000	27,359
Seiko Epson Corp.	1,900	66,332
Seino Holdings Co., Ltd.	2,000	21,982
Sekisui House Ltd.	9,400	124,228
Seven & I Holdings Co., Ltd.	2,300	92,376

	Shares	Value
Sumitomo Corp.	6,200	$81,485
Sumitomo Mitsui Financial Group, Inc.	2,000	81,157
Sumitomo Osaka Cement Co., Ltd.	5,000	18,101
Sumitomo Rubber Industries Ltd.	6,100	90,997
Suzuki Motor Corp.	2,800	83,668
Takashimaya Co., Ltd.	2,000	19,729
Tokai Rika Co., Ltd.	500	8,892
Tokyo Gas Co., Ltd.	5,000	28,381
Tosoh Corp.	7,000	33,522
Toyoda Gosei Co., Ltd.	400	7,978
Toyota Motor Corp.	4,300	243,534
Tsubakimoto Chain Co.	1,000	7,754
Yokohama Rubber Co., Ltd.	4,000	35,597

		3,949,250

Korea (Republic of)—2.0%
GS Home Shopping, Inc.	50	11,820
Hana Financial Group, Inc.	1,080	39,288
Hyundai Motor Co.	369	81,371
Kia Motors Corp.	1,358	78,426
Korean Reinsurance Co.	1,870	18,336
KT Corp.	1,350	40,161
Samsung Electronics Co., Ltd. GDR	576	409,536
SK Telecom Co., Ltd.	349	75,017

		753,955

Malaysia—0.2%
Tenaga Nasional Bhd.	18,100	67,990

Mexico—0.1%
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	87	11,190
Industrias Bachoco S.A.B. de C.V. ADR	348	17,953

		29,143

Netherlands—1.1%
Aegon NV	3,049	26,492
AerCap Holdings NV (e)	939	44,265
Airbus Group NV	1,767	126,753
BinckBank NV	970	11,342
Chicago Bridge & Iron Co. NV	433	35,246
Reed Elsevier NV	4,232	94,662
Royal Dutch Shell PLC, Class A	2,006	78,906

		417,666

New Zealand—0.0%
Air New Zealand Ltd.	6,290	11,707

Norway—0.8%
Bakkafrost P/F	1,076	20,071
DNB ASA	6,821	128,289
Fred Olsen Energy ASA	378	10,358
SpareBank 1 SMN	1,751	15,462
Telenor ASA	3,912	92,785
Yara International ASA	473	21,601

		288,566

Philippines—0.2%
Alliance Global Group, Inc.	75,600	51,322
Universal Robina Corp.	11,280	38,474

		89,796

Poland—0.0%
Tauron Polska Energia S.A.	9,583	16,886

Russian Federation—0.4%
Gazprom Neft OAO ADR	558	11,272
Lukoil OAO ADR	1,292	73,075
Sberbank of Russia ADR	2,975	30,137
Sistema JSFC GDR	493	14,124
Surgutneftegas OAO ADR	4,947	35,866

		164,474

	Shares	Value
Singapore—0.1%
AIMS AMP Capital Industrial REIT	8,000	$9,254
DBS Group Holdings Ltd.	1,000	13,483
Wing Tai Holdings Ltd.	4,000	6,222

		28,959

South Africa—0.3%
Imperial Holdings Ltd.	923	17,494
Liberty Holdings Ltd.	1,156	14,146
Sasol Ltd.	934	52,566
Telkom S.A. SOC Ltd. (e)	5,598	20,484

		104,690

Spain—0.6%
Enagas S.A.	1,652	48,617
Gas Natural SDG S.A.	2,515	72,487
Repsol S.A.	3,361	94,710

		215,814

Sweden—1.1%
Holmen AB, Class B	501	18,257
Loomis AB, Class B	666	18,736
NCC AB, Class B	482	16,894
Skandinaviska Enskilda Banken AB, Class A	10,508	142,872
Swedbank AB, Class A	4,435	118,095
TeliaSonera AB	14,337	106,253

		421,107

Switzerland—2.1%
ACE Ltd.	1,162	120,511
Baloise Holding AG	419	50,344
Bucher Industries AG	149	49,324
Credit Suisse Group AG (e)	1,474	43,776
Georg Fischer AG (e)	49	36,978
Givaudan S.A. (e)	57	93,585
Roche Holdings AG	512	150,913
Swiss Life Holding AG (e)	166	39,924
Swiss Re AG	1,448	128,858
TE Connectivity Ltd.	727	43,227

		757,440

Taiwan—1.0%
Asustek Computer, Inc.	3,000	33,052
Chailease Holding Co., Ltd.	14,000	35,258
Lite-On Technology Corp.	29,000	47,034
Mega Financial Holding Co., Ltd.	66,000	55,156
Taishin Financial Holding Co., Ltd.	65,000	32,323
Taiwan Semiconductor Manufacturing Co., Ltd.	32,000	128,256
Vanguard International Semiconductor Corp.	26,000	40,373

		371,452

Thailand—0.3%
Advanced Info Service PCL (c)	4,500	31,442
Kasikornbank PCL	6,500	37,097
Krung Thai Bank PCL (c)	17,500	10,098
PTT Global Chemical PCL (c)	9,900	20,758

		99,395

Turkey—0.6%
Eregli Demir ve Celik Fabrikalari TAS	27,132	40,388
Haci Omer Sabanci Holding AS	4,425	21,501
TAV Havalimanlari Holding AS	3,195	25,458
Turk Hava Yollari	14,823	50,401
Turkcell Iletisim Hizmetleri AS (e)	4,186	26,157
Turkiye Halk Bankasi AS	4,361	33,867
Turkiye Vakiflar Bankasi Tao	6,726	16,219

		213,991

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	103

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
United Kingdom—6.4%
Aberdeen Asset Management PLC	2,975	$22,234
Barclays PLC	34,359	142,137
Barratt Developments PLC	2,117	12,689
Beazley PLC	4,079	16,744
Berendsen PLC	1,729	28,855
Berkeley Group Holdings PLC	816	30,900
Bovis Homes Group PLC	2,303	29,314
BP PLC	13,598	114,625
Britvic PLC	2,511	31,411
BT Group PLC	16,022	106,709
Centrica PLC	12,567	70,792
Connect Group PLC	10,090	34,671
DCC PLC	667	39,243
Delphi Automotive PLC	573	39,571
easyJet PLC	5,319	136,594
EnQuest PLC (e)	30,918	72,987
Galliford Try PLC	635	12,050
Great Portland Estates PLC REIT	3,075	33,593
Greene King PLC	2,184	31,344
Home Retail Group PLC	8,702	27,511
HSBC Holdings PLC	10,024	105,737
Interserve PLC	1,950	21,147
ITV PLC	14,717	44,954
J Sainsbury PLC	9,129	53,012
Jupiter Fund Management PLC	2,462	16,580
Keller Group PLC	1,251	20,017
Legal & General Group PLC	40,703	157,320
Lookers PLC	3,923	9,338
Marston’s PLC	4,585	11,618
Mondi PLC	8,118	146,032
Next PLC	728	81,256
Old Mutual PLC	19,593	66,439
Pace PLC	2,436	15,306
Paragon Group of Cos. PLC	2,121	13,380
Persimmon PLC (e)	1,538	34,517
Royal Dutch Shell PLC, Class B	2,864	117,073
Shire PLC	2,332	134,495
SSE PLC	998	26,048
Tate & Lyle PLC	3,382	39,280
Taylor Wimpey PLC	25,864	47,004
TUI Travel PLC	4,549	31,312
WH Smith PLC	7,265	126,382

		2,352,221

United States—49.3%
Actavis PLC (e)	874	184,886
Activision Blizzard, Inc.	3,254	67,618
AES Corp.	3,799	53,566
Aetna, Inc.	1,737	134,704
AG Mortgage Investment Trust, Inc. REIT	467	8,873
AGCO Corp.	293	15,810
Air Lease Corp.	386	15,926
Alaska Air Group, Inc.	1,265	124,552
Alliance Data Systems Corp. (e)	490	125,465
Allstate Corp.	1,749	101,897
Altria Group, Inc.	906	37,653
Amdocs Ltd.	1,373	66,069
Ameren Corp.	3,412	134,262
American Airlines Group, Inc. (e)	2,263	90,882
American Capital Mortgage Investment Corp. REIT	1,135	23,188
American Electric Power Co., Inc.	1,825	97,364
American Financial Group, Inc.	612	35,729
AmerisourceBergen Corp.	665	48,665
Amgen, Inc.	2,109	244,623
Amtrust Financial Services, Inc.	766	32,708
Andersons, Inc. (d)	229	11,665

	Shares	Value
Annaly Capital Management, Inc. REIT	2,864	$33,767
Apple, Inc.	1,007	637,431
Archer-Daniels-Midland Co.	1,812	81,431
Arrow Electronics, Inc. (e)	199	11,482
AT&T, Inc.	8,482	300,857
Avery Dennison Corp.	720	36,504
Avista Corp.	630	19,725
Avnet, Inc.	779	33,941
Bank of America Corp.	13,256	200,696
BB&T Corp.	2,368	89,795
Becton Dickinson and Co.	903	106,283
Blackhawk Network Holdings, Inc., Class B (e)	524	12,854
Capital One Financial Corp.	1,044	82,361
CenturyLink, Inc.	3,552	133,804
CF Industries Holdings, Inc.	411	100,000
Chemed Corp.	249	21,932
Chesapeake Utilities Corp.	573	37,480
Chevron Corp.	3,643	447,324
Chubb Corp.	516	47,813
Cigna Corp.	1,204	108,095
Cinemark Holdings, Inc.	420	13,238
Cisco Systems, Inc.	12,138	298,838
Citigroup, Inc.	4,843	230,382
CMS Energy Corp.	3,849	114,508
CNA Financial Corp.	675	27,122
CNO Financial Group, Inc.	2,138	34,486
Comcast Corp., Class A	6,054	314,941
Computer Sciences Corp.	644	40,501
CONMED Corp.	325	14,593
ConocoPhillips	4,259	340,464
Consolidated Edison, Inc.	1,277	70,248
Convergys Corp.	1,816	39,625
Cooper Cos., Inc.	872	112,505
Corning, Inc.	6,417	136,682
Crane Co.	448	33,201
CVS Caremark Corp.	2,832	221,802
DaVita HealthCare Partners, Inc. (e)	599	42,283
Deluxe Corp.	1,038	58,221
Dillard’s, Inc., Class A	663	74,753
Discover Financial Services	2,533	149,776
Dr. Pepper Snapple Group, Inc.	879	50,718
DST Systems, Inc.	301	27,436
DTE Energy Co.	2,012	153,153
Duke Energy Corp.	722	51,320
Edison International	2,102	115,904
EMC Corp.	3,296	87,542
Ensco PLC, Class A	643	33,860
Ensign Group, Inc.	176	8,254
Entergy Corp.	1,474	111,169
Enterprise Financial Services Corp.	629	10,989
Euronet Worldwide, Inc. (e)	230	10,842
Exelon Corp.	1,677	61,764
Exxon Mobil Corp.	4,181	420,316
Fidelity National Information Services, Inc.	644	34,873
Fifth Third Bancorp	5,465	113,071
First Interstate Bancsystem, Inc.	542	13,913
First Merchants Corp.	499	9,900
GameStop Corp., Class A	913	34,557
Gap, Inc.	1,887	77,801
GATX Corp.	1,502	98,907
General Electric Co.	4,734	126,824
Global Cash Access Holdings, Inc. (e)	1,093	9,728
GNC Holdings, Inc., Class A	407	15,026
Goldman Sachs Group, Inc.	839	134,081
Google, Inc., Class A (e)	80	45,732
Google, Inc., Class C (e)	80	44,878
Grand Canyon Education, Inc. (e)	787	34,667

	Shares	Value
Hanesbrands, Inc.	854	$72,445
Hanger, Inc. (e)	345	10,481
Hanover Insurance Group, Inc.	527	31,646
HCC Insurance Holdings, Inc.	755	35,470
Heartland Payment Systems, Inc.	2,058	85,304
Helmerich & Payne, Inc.	963	105,882
Hewlett-Packard Co.	4,215	141,203
HollyFrontier Corp.	1,813	89,290
Home Depot, Inc.	1,743	139,841
Humana, Inc.	602	74,925
Huntington Ingalls Industries, Inc.	564	56,304
Ingram Micro, Inc., Class A (e)	1,630	45,265
Intel Corp.	7,535	205,856
International Business Machines Corp.	1,572	289,814
Investment Technology Group, Inc. (e)	1,086	20,775
j2 Global, Inc. (d)	343	16,245
Jarden Corp. (e)	542	30,666
Jazz Pharmaceuticals PLC (e)	567	80,435
Johnson & Johnson	4,063	412,232
JPMorgan Chase & Co.	5,394	299,745
Kaiser Aluminum Corp.	149	10,202
Kimberly-Clark Corp.	1,143	128,416
Kroger Co.	3,802	181,508
Laclede Group, Inc.	332	15,498
Lam Research Corp. (e)	1,506	93,432
Lannett Co., Inc. (e)	331	13,829
Lear Corp.	464	40,855
Lennox International, Inc.	333	28,278
Lincoln National Corp.	2,162	103,690
Lorillard, Inc.	1,611	100,156
Macy’s, Inc.	1,992	119,301
Maiden Holdings Ltd.	1,323	16,194
MainSource Financial Group, Inc.	731	12,171
Manpowergroup, Inc.	701	57,468
Marathon Petroleum Corp.	1,440	128,722
Marriott Vacations Worldwide Corp. (e)	247	13,993
McKesson Corp.	1,135	215,241
Medtronic, Inc.	1,999	121,999
Mentor Graphics Corp. (d)	1,801	38,163
MetLife, Inc.	339	17,265
Micron Technology, Inc. (e)	1,165	33,307
Microsoft Corp.	4,123	168,796
Molson Coors Brewing Co., Class B	1,358	89,261
Morgan Stanley	3,103	95,759
Murphy Oil Corp.	326	20,104
Mylan, Inc. (e)	4,160	207,334
NeuStar, Inc., Class A (e)	418	11,712
Northrop Grumman Corp.	1,721	209,188
Nu Skin Enterprises, Inc., Class A	1,006	74,283
O’Reilly Automotive, Inc. (e)	420	62,139
Ocwen Financial Corp. (e)	330	11,573
Olin Corp. (d)	608	16,568
Omega Healthcare Investors, Inc. REIT	1,097	40,468
Omnicare, Inc.	1,960	124,558
Oracle Corp.	5,776	242,708
Packaging Corp. of America	453	31,330
PAREXEL International Corp. (e)	282	14,227
PartnerRe Ltd.	511	54,866
PerkinElmer, Inc.	696	31,299
PharMerica Corp. (e)	4,655	126,337
Phillips 66	1,890	160,253
Pinnacle West Capital Corp.	899	49,823
PNC Financial Services Group, Inc.	1,339	114,177

104	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Popular, Inc. (e)	502	$15,150
Portland General Electric Co.	3,380	111,777
Protective Life Corp.	1,503	78,607
QUALCOMM, Inc.	3,293	264,922
Questcor Pharmaceuticals, Inc.	1,415	127,534
Republic Airways Holdings, Inc. (e)	1,105	11,625
ResMed, Inc.	813	40,699
Reynolds American, Inc.	988	58,914
Rock-Tenn Co., Class A	355	35,866
Safeway, Inc.	3,194	109,682
Salix Pharmaceuticals Ltd. (e)	257	29,319
Sanderson Farms, Inc. (d)	387	35,801
SanDisk Corp.	1,403	135,572
Seagate Technology PLC	2,039	109,555
SkyWest, Inc.	571	6,532
Skyworks Solutions, Inc.	769	33,305
Smith & Wesson Holding Corp. (e)	837	13,292
Snap-on, Inc.	92	10,789
Southwest Gas Corp.	617	32,306
SS&C Technologies Holdings, Inc. (e)	733	31,262
St. Jude Medical, Inc.	1,247	80,930
Starwood Property Trust, Inc. REIT	1,384	33,756
SunTrust Banks, Inc.	402	15,405
Susquehanna Bancshares, Inc.	1,006	9,939
Symetra Financial Corp.	1,066	22,226
Synaptics, Inc. (e)	250	17,020
Syntel, Inc. (e)	171	13,834
Thermo Fisher Scientific, Inc.	1,020	119,248
Time Warner Cable, Inc.	326	46,018
Travelers Cos., Inc.	1,476	137,932
Trinity Industries, Inc.	834	72,166
Triumph Group, Inc.	229	15,870
Tyson Foods, Inc., Class A	2,277	96,681
Umpqua Holdings Corp.	1,086	17,995
UniFirst Corp.	145	14,348
Union Pacific Corp.	1,442	287,347
United Rentals, Inc. (e)	285	28,799
United Therapeutics Corp. (e)	476	45,572
UnitedHealth Group, Inc.	1,986	158,145
USANA Health Sciences, Inc. (e)	107	7,694
Valero Energy Corp.	1,708	95,733
Validus Holdings Ltd.	1,403	52,374
Valmont Industries, Inc.	246	38,118
Verizon Communications, Inc.	7,456	372,502
Viacom, Inc., Class B	731	62,376
Webster Financial Corp.	594	17,773
WellPoint, Inc.	634	68,700
Wells Fargo & Co.	6,163	312,957
WesBanco, Inc.	400	11,776
Westar Energy, Inc.	2,045	73,722
Western Alliance Bancorp (e)	866	19,814
Western Digital Corp.	1,507	132,390
Westlake Chemical Corp.	274	22,153
Whirlpool Corp.	261	37,467
WSFS Financial Corp.	144	9,780
Zimmer Holdings, Inc.	850	88,698

		18,145,116

Total Common Stock (cost—$33,204,612)		35,130,889

	Shares	Value
Preferred Stock—1.2%
Brazil—0.6%
Cia Energetica de Sao Paulo, Class B	1,700	$20,397
Itau Unibanco Holding S.A.	3,500	54,524
Oi S.A.	15,000	12,989
Usinas Siderurgicas de Minas Gerais S.A., Class A (e)	7,000	24,653
Vale S.A.	8,800	100,715

		213,278

Germany—0.4%
Henkel AG & Co. KGaA	324	37,427
Volkswagen AG	388	103,319

		140,746

Korea (Republic of)—0.2%
Hyundai Motor Co.	566	79,969

Total Preferred Stock (cost—$451,046)		433,993

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $465,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $478,148 including accrued interest
(cost—$465,000)	$465	465,000

Total Investments (cost—$34,120,658) (b)—97.9%		36,029,882

Other assets less liabilities—2.1%		786,836

Net Assets—100.0%		$36,816,718

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $14,000,501, representing 38.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $72,294, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.7%
Oil, Gas & Consumable Fuels	8.4%
Insurance	5.9%
Pharmaceuticals	5.4%
Diversified Telecommunication Services	4.3%
Technology Hardware, Storage & Peripherals	4.0%
Health Care Providers & Services	3.4%
Automobiles	3.2%
Food & Staples Retailing	2.7%
Electric Utilities	2.7%
Semiconductors & Semiconductor Equipment	2.7%
IT Services	2.1%
Auto Components	1.8%
Trading Companies & Distributors	1.7%
Multi-Utilities	1.7%
Media	1.6%
Software	1.6%
Chemicals	1.6%
Communications Equipment	1.5%
Health Care Equipment & Supplies	1.4%
Airlines	1.4%
Food Products	1.4%
Aerospace & Defense	1.3%
Road & Rail	1.3%
Wireless Telecommunication Services	1.2%
Specialty Retail	1.2%
Electronic Equipment, Instruments & Components	1.1%
Capital Markets	1.1%
Multi-line Retail	1.1%
Household Durables	0.9%
Machinery	0.8%
Gas Utilities	0.8%
Biotechnology	0.8%
Metals & Mining	0.8%
Paper & Forest Products	0.7%
Construction & Engineering	0.7%
Containers & Packaging	0.7%
Real Estate Investment Trust	0.7%
Independent Power Producers & Energy Traders	0.7%
Consumer Finance	0.6%
Industrial Conglomerates	0.6%
Tobacco	0.6%
Auto Manufacturers	0.5%
Life Sciences Tools & Services	0.5%
Real Estate Management & Development	0.5%
Beverages	0.4%
Hotels, Restaurants & Leisure	0.4%
Energy Equipment & Services	0.4%
Diversified Financial Services	0.4%
Commercial Services & Supplies	0.4%
Household Products	0.4%
Air Freight & Logistics	0.4%
Professional Services	0.4%
Textiles, Apparel & Luxury Goods	0.3%
Internet Software & Services	0.3%
Thrifts & Mortgage Finance	0.2%
Personal Products	0.2%
Building Products	0.2%
Distributors	0.2%

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	105

Schedule of Investments

May 31, 2014 (Unaudited)

Transportation Infrastructure	0.1%
Water Utilities	0.1%
Internet & Catalog Retail	0.1%
Household Products/Wares	0.1%
Marine	0.1%
Diversified Consumer Services	0.1%
Construction Materials	0.0%
Leisure Equipment & Products	0.0%
Telecommunications	0.0%
Repurchase Agreements	1.3%
Other assets less liabilities	2.1%

100.0%

AllianzGI China Equity Fund

	Shares	Value
Common Stock—95.8%
China—81.4%
Bank of China Ltd., Class H	481,500	$230,285
Beijing Enterprises Holdings Ltd.	26,000	224,712
China Everbright International Ltd.	103,000	131,579
China Life Insurance Co., Ltd., Class H	36,500	100,264
China Merchants Bank Co., Ltd., Class H	52,500	96,926
China Minsheng Banking Corp. Ltd., Class H	237,000	243,863
China Mobile Ltd.	24,500	239,964
China Petroleum & Chemical Corp., Class H	96,200	86,995
China Suntien Green Energy Corp. Ltd., Class H (c)	168,000	57,207
China Telecom Corp. Ltd., Class H	130,000	65,680
CNOOC Ltd.	113,000	193,099
Comba Telecom Systems Holdings Ltd. (d)	176,600	49,329
Digital China Holdings Ltd. (b)(c)	105,000	95,751
Industrial & Commercial Bank of China Ltd., Class H	339,335	220,384
PetroChina Co., Ltd., Class H	208,000	248,357
Ping An Insurance Group Co. of China Ltd., Class H	24,000	185,717
Qingling Motors Co., Ltd., Class H (c)	522,000	161,590
Semiconductor Manufacturing International Corp. (d)	1,145,000	97,212
Shui On Land Ltd.	275,500	72,616
Tencent Holdings Ltd.	21,500	302,659
Tiangong International Co., Ltd.	328,000	60,240
Yuexiu Transport Infrastructure Ltd.	302,000	164,879
Zhuzhou CSR Times Electric Co., Ltd., Class H	28,700	84,079

		3,413,387

Hong Kong—14.4%
Aeon Stores Hong Kong Co., Ltd.	104,000	125,423
Beijing Jingneng Clean Energy Co., Ltd., Class H (c)	140,000	63,426
Future Bright Holdings Ltd.	276,000	134,073
Goldpac Group Ltd. (d)	104,000	95,042
Hong Kong Exchanges and Clearing Ltd.	6,800	127,055
Natural Beauty Bio-Technology Ltd.	350,000	16,519
Sa Sa International Holdings Ltd.	60,000	40,772

		602,310

Total Investments (cost—$3,976,633) (a)—95.8%		4,015,697

Other assets less liabilities—4.2%		176,456

Net Assets—100.0%		$4,192,153

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $3,575,726, representing 85.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $95,751, representing 2.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

106	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	18.9%
Oil, Gas & Consumable Fuels	14.0%
Internet Software & Services	7.2%
Insurance	6.8%
Wireless Telecommunication Services	5.7%
Industrial Conglomerates	5.4%
Transportation Infrastructure	3.9%
Automobiles	3.9%
Hotels, Restaurants & Leisure	3.2%
Commercial Services & Supplies	3.1%
Diversified Financial Services	3.0%
Multi-line Retail	3.0%
Semiconductors & Semiconductor Equipment	2.3%
Electronic Equipment, Instruments & Components	2.3%
Technology Hardware, Storage & Peripherals	2.3%
Electrical Equipment	2.0%
Real Estate Management & Development	1.7%
Diversified Telecommunication Services	1.6%
Independent Power Producers & Energy Traders	1.5%
Metals & Mining	1.4%
Communications Equipment	1.2%
Specialty Retail	1.0%
Personal Products	0.4%
Other assets less liabilities	4.2%

100.0%

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds—83.5%
Aerospace & Defense—0.5%
Alliant Techsystems, Inc.,
3.00%, 8/15/24	$7,180	$11,923,288

Airlines—1.0%
United Airlines, Inc.,
4.50%, 1/15/15	7,135	16,901,031
United Continental Holdings, Inc.,
6.00%, 10/15/29	1,915	9,803,603

		26,704,634

Apparel & Textiles—1.0%
Iconix Brand Group, Inc.,
1.50%, 3/15/18	18,650	26,856,000

Auto Components—0.9%
Meritor, Inc.,
7.875%, 3/1/26	13,625	22,557,891

Auto Manufacturers—2.9%
Ford Motor Co.,
4.25%, 11/15/16	14,390	27,601,819
Tesla Motors, Inc.,
0.25%, 3/1/19	34,085	32,018,597
Wabash National Corp.,
3.375%, 5/1/18	12,145	16,851,187

		76,471,603

Biotechnology—6.5%
Cubist Pharmaceuticals, Inc. (a)(b),
1.125%, 9/1/18	12,615	14,120,916
1.875%, 9/1/20	16,068	18,046,372
Emergent Biosolutions, Inc. (a)(b),
2.875%, 1/15/21	18,960	19,718,400
Gilead Sciences, Inc.,
1.625%, 5/1/16	13,815	49,354,156
Illumina, Inc. (a)(b),
0.25%, 3/15/16	15,430	29,808,908
Incyte Corp. Ltd. (a)(b),
0.375%, 11/15/18	10,505	13,242,866
1.25%, 11/15/20	4,250	5,341,719
Regeneron Pharmaceuticals, Inc.,
1.875%, 10/1/16	5,485	20,040,819
United Therapeutics Corp.,
1.00%, 9/15/16	710	1,444,850

		171,119,006

Chemicals—0.8%
RPM International, Inc.,
2.25%, 12/15/20	16,780	20,398,188

Commercial Services—1.9%
Ascent Capital Group, Inc.,
4.00%, 7/15/20	10,100	9,437,187
Avis Budget Group, Inc.,
3.50%, 10/1/14	4,155	14,703,506
Cardtronics, Inc. (a)(b),
1.00%, 12/1/20	10,340	9,060,477
Live Nation Entertainment, Inc. (a)(b),
2.50%, 5/15/19	15,970	16,608,800

		49,809,970

Computers—2.1%
SanDisk Corp.,
0.50%, 10/15/20 (a)(b)	31,570	38,633,787
1.50%, 8/15/17	7,850	15,052,375

		53,686,162

Distribution/Wholesale—1.1%
WESCO International, Inc.,
6.00%, 9/15/29	9,250	28,108,438

	Principal Amount (000s)	Value
Diversified Financial Services—3.1%
Air Lease Corp.,
3.875%, 12/1/18	$14,845	$23,399,431
Cowen Group, Inc. (a)(b),
3.00%, 3/15/19	12,670	13,307,681
Encore Capital Group, Inc. (a)(b),
3.00%, 7/1/20	17,690	20,000,756
Portfolio Recovery Associates, Inc. (a)(b),
3.00%, 8/1/20	21,510	25,139,813

		81,847,681

Electrical Equipment—0.6%
SunPower Corp.,
4.50%, 3/15/15	9,820	15,116,663

Electronics—0.8%
Fluidigm Corp.,
2.75%, 2/1/34	10,250	9,807,969
InvenSense, Inc. (a)(b),
1.75%, 11/1/18	9,405	10,662,919

		20,470,888

Energy-Alternate Sources—0.3%
SolarCity Corp.,
2.75%, 11/1/18	5,985	7,208,184

Healthcare-Products—4.3%
Cepheid, Inc. (a)(b),
1.25%, 2/1/21	19,660	20,237,513
Hologic, Inc.,
2.00%, 12/15/37	12,960	15,957,000
NuVasive, Inc.,
2.75%, 7/1/17	20,645	23,251,431
Teleflex, Inc.,
3.875%, 8/1/17	15,655	27,885,469
Wright Medical Group, Inc.,
2.00%, 8/15/17	19,170	25,807,612

		113,139,025

Healthcare-Services—3.7%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	19,400	26,590,125
Molina Healthcare, Inc.,
1.125%, 1/15/20	28,295	35,174,222
WellPoint, Inc.,
2.75%, 10/15/42	22,830	35,557,725

		97,322,072

Home Builders—1.2%
Lennar Corp. (a)(b),
3.25%, 11/15/21	18,020	32,672,512

Household Products/Wares—1.2%
Jarden Corp.,
1.125%, 3/15/34 (a)(b)	16,145	16,225,725
1.875%, 9/15/18	11,875	15,957,031

		32,182,756

Insurance—3.1%
Amtrust Financial Services, Inc.,
5.50%, 12/15/21	11,985	20,067,384
Fidelity National Financial, Inc.,
4.25%, 8/15/18	18,205	30,470,619
Radian Group, Inc.,
2.25%, 3/1/19	21,425	31,749,172

		82,287,175

Internet—6.1%
Dealertrack Technologies, Inc.,
1.50%, 3/15/17	11,675	14,688,609
priceline.com, Inc.,
0.35%, 6/15/20 (a)(b)	18,320	22,716,800
1.00%, 3/15/18	21,120	31,772,400

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	107

Schedule of Investments

May 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Qihoo 360 Technology Co., Ltd. (a)(b),
2.50%, 9/15/18	$16,250	$18,860,156
VeriSign, Inc.,
3.25%, 8/15/37	9,815	15,262,325
Web.com Group, Inc.,
1.00%, 8/15/18	19,325	23,250,391
Yahoo!, Inc. (a)(b),
zero coupon, 12/1/18	31,900	32,657,625

		159,208,306

Lodging—1.3%
MGM Resorts International,
4.25%, 4/15/15	23,720	34,497,775

Media—0.5%
Liberty Media Corp. (a)(b),
1.375%, 10/15/23	13,910	13,510,088

Mining—0.8%
Kaiser Aluminum Corp.,
4.50%, 4/1/15	13,925	20,226,063

Oil & Gas—5.2%
Cobalt International Energy, Inc.,
3.125%, 5/15/24	19,650	21,172,875
Exterran Holdings, Inc.,
4.25%, 6/15/14	8,365	15,260,897
Helix Energy Solutions Group, Inc.,
3.25%, 3/15/32	12,725	16,264,141
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	16,480	19,796,600
SEACOR Holdings, Inc. (a)(b),
3.00%, 11/15/28	19,835	19,661,444
Stone Energy Corp.,
1.75%, 3/1/17	22,200	28,110,750
Western Refining, Inc.,
5.75%, 6/15/14	3,765	16,347,159

		136,613,866

Pharmaceuticals—7.0%
Akorn, Inc.,
3.50%, 6/1/16	5,655	18,194,962
Auxilium Pharmaceuticals, Inc.,
1.50%, 7/15/18	4,015	4,695,041
Endo Health Solutions, Inc.,
1.75%, 4/15/15	10,500	25,423,125
Medivation, Inc.,
2.625%, 4/1/17	10,655	16,561,866
Mylan, Inc.,
3.75%, 9/15/15	6,395	23,993,240
Omnicare, Inc.,
3.50%, 2/15/44	38,550	42,332,719
Pacira Pharmaceuticals, Inc.,
3.25%, 2/1/19	6,155	19,630,603
Salix Pharmaceuticals Ltd.,
1.50%, 3/15/19	17,525	32,256,953

		183,088,509

Real Estate Investment Trust—3.3%
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	15,705	26,610,159
iStar Financial, Inc.,
1.50%, 11/15/16 (a)(b)	4,000	4,290,120
3.00%, 11/15/16	18,730	25,917,638
Starwood Property Trust, Inc.,
4.55%, 3/1/18	24,930	28,794,150

		85,612,067

Semiconductors—10.6%
GT Advanced Technologies, Inc.,
3.00%, 12/15/20	11,360	18,509,700
Intel Corp.,
3.25%, 8/1/39	30,325	43,364,901
Lam Research Corp.,
1.25%, 5/15/18	12,130	16,185,969

	Principal Amount (000s)	Value
Microchip Technology, Inc.,
2.125%, 12/15/37	$18,665	$34,903,550
Micron Technology, Inc.,
3.00%, 11/15/43	44,592	52,785,780
Novellus Systems, Inc.,
2.625%, 5/15/41	12,945	24,538,866
NVIDIA Corp. (a)(b),
1.00%, 12/1/18	24,865	28,346,100
SunEdison, Inc. (a)(b),
2.00%, 10/1/18	10,980	16,826,850
2.75%, 1/1/21	8,265	12,945,056
Xilinx, Inc.,
2.625%, 6/15/17	17,905	29,755,872

		278,162,644

Software—6.3%
Akamai Technologies, Inc. (a)(b),
zero coupon, 2/15/19	32,835	32,835,164
Allscripts Healthcare Solutions, Inc. (a)(b),
1.25%, 7/1/20	19,375	21,227,734
Bottomline Technologies, Inc.,
1.50%, 12/1/17	15,405	17,812,031
Concur Technologies, Inc. (a)(b),
0.50%, 6/15/18	14,830	16,275,925
NetSuite, Inc. (a)(b),
0.25%, 6/1/18	17,565	18,168,797
Salesforce.com, Inc.,
0.25%, 4/1/18	28,510	31,824,288
0.75%, 1/15/15	3,570	8,869,219
Workday, Inc. (a)(b),
0.75%, 7/15/18	13,710	16,546,256

		163,559,414

Telecommunications—3.6%
Ciena Corp.,
0.875%, 6/15/17	17,455	17,214,994
Finisar Corp. (a)(b),
0.50%, 12/15/33	19,325	21,293,734
Level 3 Communications, Inc.,
7.00%, 3/15/15	14,220	23,774,062
SBA Communications Corp.,
4.00%, 10/1/14	9,485	31,519,841

		93,802,631

Transportation—1.8%
Bristow Group, Inc.,
3.00%, 6/15/38	15,885	19,488,909
Greenbrier Cos., Inc.,
3.50%, 4/1/18	16,555	27,253,669

		46,742,578

Total Convertible Bonds (cost—$1,851,426,151)		2,184,906,077

	Shares
Convertible Preferred Stock—15.1%
Aerospace & Defense—1.4%
United Technologies Corp.,
7.50%, 8/1/15	550,445	36,219,281

Banks—2.5%
Bank of America Corp., Ser. L (c),
7.25%	26,960	32,084,018
Wells Fargo & Co., Ser. L (c),
7.50%	26,120	32,003,530

		64,087,548

Food Products—1.1%
Post Holdings, Inc. (a)(b)(c),
2.50%, Ser. C	147,080	14,937,813
3.75%	122,325	14,396,429

		29,334,242

	Shares	Value
Insurance—1.9%
Maiden Holdings Ltd., Ser. B,
7.25%, 9/15/16	341,665	$16,570,752
MetLife, Inc.,
5.00%, 10/8/14	1,125,940	33,271,527

		49,842,279

Iron/Steel—0.4%
ArcelorMittal,
6.00%, 1/15/16	445,900	10,464,738

Machinery—1.3%
Stanley Black & Decker Inc, UNIT,
6.25%, 11/17/16	25,400	2,890,012
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	238,785	32,102,255

		34,992,267

Oil & Gas—3.1%
Chesapeake Energy Corp. (c),
5.00%	91,000	9,168,250
5.75% (a)(b)	34,750	42,547,031
Sanchez Energy Corp., Ser. B (c),
6.50%	322,125	29,091,109

		80,806,390

Real Estate—0.1%
Forestar Group, Inc.,
6.00%, 12/15/16	159,530	3,814,362

Real Estate Investment Trust—1.9%
American Tower Corp., Ser. A,
5.25%, 5/15/17	179,950	19,310,884
Crown Castle International Corp., Ser. A,
4.50%, 11/1/16	299,730	31,396,718

		50,707,602

Telecommunications—0.3%
Intelsat S.A., Ser. A,
5.75%, 5/1/16	131,095	6,878,555

Transportation—1.1%
Genesee & Wyoming, Inc.,
5.00%, 10/1/15	215,150	27,580,078

Total Convertible Preferred Stock (cost—$357,207,465)		394,727,342

	Principal Amount (000s)
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $37,807,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $38,567,346 including accrued interest
(cost—$37,807,000)	$37,807	37,807,000

Total Investments (cost—$2,246,440,616)—100.0%		2,617,440,419

Liabilities in excess of other assets—(0.0)%		(1,129,292)

Net Assets—100.0%		$2,616,311,127

108	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $697,482,445, representing 26.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

Glossary:

UNIT—More than one class of securities traded together.

AllianzGI Global Fundamental Strategy Fund

			Principal Amount (000s)	Value
Corporate Bonds & Notes—34.6%
Germany—4.2%
KFW,
4.125%, 10/15/14		$	1,000	$1,014,531

Israel—0.9%
Israel Electric Corp. Ltd. (a)(b),
7.25%, 1/15/19			200	227,750

Mexico—0.9%
Controladora Mabe S.A. de C.V. (a)(b),
7.875%, 10/28/19			200	229,000

Spain—2.3%
AyT Cedulas Cajas X Fondo de Titulizacion,
3.75%, 6/30/25	€		200	271,968
Cedulas TDA 6 Fondo de Titulizacion de Activos,
4.25%, 4/10/31			200	276,874

				548,842

Supranational—8.3%
European Investment Bank,
1.625%, 9/1/15		$	1,000	1,017,116
Inter-American Development Bank,
4.50%, 9/15/14			1,000	1,012,246

				2,029,362

Switzerland—5.8%
Credit Suisse,
5.30%, 8/13/19			500	573,947
EUROFIMA,
4.50%, 3/6/15			800	826,078

				1,400,025

United States—12.2%
AT&T, Inc.,
5.80%, 2/15/19			500	582,471
Daimler Finance North America LLC (a)(b),
1.25%, 1/11/16			250	252,711
EI du Pont de Nemours & Co.,
3.25%, 1/15/15			200	203,716
HSBC USA, Inc.,
1.625%, 1/16/18			500	502,298
Morgan Stanley,
4.00%, 7/24/15			500	518,628
Oracle Corp.,
5.75%, 4/15/18			600	695,764
Petrobras International Finance Co.,
5.375%, 1/27/21			200	208,465

				2,964,053

Total Corporate Bonds & Notes (cost—$8,225,826)				8,413,563

			Shares
Common Stock—34.3%
France—0.3%
Schneider Electric S.A.			700	65,943

Germany—2.3%
BASF SE			2,100	242,016
Muenchener Rueckversicherungs AG			1,000	221,862
SAP AG			1,200	91,866

				555,744

Greece—0.2%
Piraeus Bank S.A. (f)			22,000	54,217

	Shares	Value
Hong Kong—2.0%
HKT Trust	241,000	$258,788
Power Assets Holdings Ltd.	26,000	226,453

		485,241

Indonesia—1.4%
Bank Negara Indonesia Persero Tbk PT	130,000	53,261
Indocement Tunggal Prakarsa Tbk PT	30,000	58,253
Telekomunikasi Indonesia Persero Tbk PT	1,062,500	234,949

		346,463

Italy—1.0%
Eni SpA	9,900	252,136

New Zealand—1.1%
Telecom Corp. of New Zealand Ltd.	115,000	262,854

Norway—1.9%
Telenor ASA	10,300	244,297
Yara International ASA	4,900	223,774

		468,071

Spain—0.3%
Ferrovial S.A.	3,000	64,955

Switzerland—2.1%
Nestle S.A.	3,400	266,941
Roche Holdings AG	800	235,802

		502,743

Turkey—1.2%
Tupras Turkiye Petrol Rafinerileri AS	12,500	303,600

United Arab Emirates—0.9%
Dragon Oil PLC	22,500	229,618

United Kingdom—7.0%
BHP Billiton PLC	7,500	235,147
BP PLC	28,000	236,027
Centrica PLC	38,100	214,622
GlaxoSmithKline PLC	8,000	214,692
Reckitt Benckiser Group PLC	2,900	248,248
Royal Dutch Shell PLC, Class A	6,400	251,668
TESCO PLC	47,400	241,324
WPP PLC	3,000	64,878

		1,706,606

United States—12.6%
Amazon.com, Inc. (f)	350	109,392
Apple, Inc.	400	253,200
Cisco Systems, Inc.	9,200	226,504
Eli Lilly & Co.	4,200	251,412
General Electric Co.	9,100	243,789
Intel Corp.	9,000	245,880
Johnson & Johnson	2,500	253,650
Maxim Integrated Products, Inc.	7,135	244,374
Merck & Co., Inc.	4,500	260,370
Microchip Technology, Inc. (e)	5,800	276,080
Microsoft Corp.	6,400	262,016
Pfizer, Inc.	7,400	219,262
Verizon Communications, Inc.	4,300	214,828

		3,060,757

Total Common Stock (cost—$7,401,586)		8,358,948

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	109

Schedule of Investments

May 31, 2014 (Unaudited)

			Principal Amount (000s)	Value
Sovereign Debt Obligations—23.3%
Brazil—2.3%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/18		BRL	1,300	$551,897

France—3.3%
Caisse d’Amortissement de la Dette Sociale (a)(b),
1.25%, 7/11/14		$	800	800,895

Indonesia—1.7%
Indonesia Treasury Bond,
7.375%, 9/15/16		IDR	4,900,000	420,120

Italy—5.3%
Italy Buoni Poliennali Del Tesoro (d),
1.65%, 4/23/20	€		440	605,584
3.10%, 9/15/26			446	684,654

				1,290,238

Mexico—2.2%
Mexican Bonos, Ser. M,
6.50%, 6/9/22		MXN	6,600	543,127

Poland—2.1%
Poland Government Bond,
3.75%, 4/25/18		PLN	1,500	506,791

Russia—0.8%
Russian Federation Bond (a)(b),
4.50%, 4/4/22		$	200	205,500

South Africa—1.8%
South Africa Government Bond,
8.00%, 12/21/18		ZAR	4,500	432,780

Spain—2.0%
Spain Government Bond,
1.80%, 11/30/24	€		351	487,424

Turkey—1.8%
Turkey Government Bond,
9.00%, 3/8/17		TRY	900	436,826

Total Sovereign Debt Obligations (cost—$5,548,706)				5,675,598

			Shares
Exchange-Traded Funds—1.0%
iShares MSCI Emerging Markets Index
(cost—$231,660)			5,400	229,770

			Principal Amount (000s)
Repurchase Agreements—10.1%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $2,465,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $2,518,905 including accrued interest
(cost—$2,465,000)		$	2,465	2,465,000

		Contracts	Value
Options Purchased (f)(g)—0.1%
Call Options—0.1%
Euro Stoxx 50 Index, strike price $3,150.00, expires 6/20/14
(cost—$21,774)	€	20	$28,872

Total Investments (cost—$23,894,552) (c)—103.4%			25,171,751

Liabilities in excess of other assets—(3.4)%			(827,680)

Net Assets—100.0%			$24,344,071

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,715,856, representing 7.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities with an aggregate value of $5,074,417, representing 20.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(f) Non-income producing.

(g) Exchange traded-Chicago Board Options Exchange.

Glossary:

BRL—Brazilian Real

€—Euro

IDR—Indonesian Rupiah

MSCI—Morgan Stanley Capital International

MXN—Mexican Peso

PLN—Polish Zloty

TRY—Turkish Lira

ZAR—South African Rand

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	23.3%
Banking	22.5%
Pharmaceuticals	6.0%
Oil, Gas & Consumable Fuels	5.1%
Diversified Telecommunication Services	5.1%
Software	4.4%
Semiconductors & Semiconductor Equipment	3.1%
Chemicals	2.7%
Telecommunications	2.4%
Diversified Financial Services	2.3%
Electric Utilities	1.8%
Food Products	1.1%
Technology Hardware, Storage & Peripherals	1.0%
Auto Manufacturers	1.0%
Household Products	1.0%
Industrial Conglomerates	1.0%
Food & Staples Retailing	1.0%
Exchange-Traded Funds	1.0%
Metals & Mining	0.9%
Household Products/Wares	0.9%
Communications Equipment	0.9%
Insurance	0.9%
Multi-Utilities	0.9%
Oil & Gas	0.9%
Internet & Catalog Retail	0.5%
Banks	0.4%
Electrical Equipment	0.3%
Construction & Engineering	0.3%
Media	0.3%
Construction Materials	0.2%
Repurchase Agreements	10.1%
Options Purchased	0.1%
Liabilities in excess of other assets	(3.4)%

100.0%

110	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Global Managed Volatility Fund

	Shares	Value
Common Stock—98.5%
Australia—1.1%
Amcor Ltd.	9,202	$91,046
Newcrest Mining Ltd. (b)	4,667	42,468
Sonic Healthcare Ltd.	3,812	62,919

		196,433

Canada—12.6%
BCE, Inc.	14,694	675,412
Bell Aliant, Inc.	7,115	187,406
Canadian Apartment Properties REIT	3,157	64,986
Cineplex, Inc.	1,214	44,841
Dollarama, Inc.	2,543	214,524
Empire Co., Ltd.	810	48,923
Fairfax Financial Holdings Ltd.	481	216,616
Intact Financial Corp.	3,954	261,096
Manitoba Telecom Services, Inc.	3,890	115,699
Metro, Inc.	706	43,605
Rogers Communications, Inc., Class B	1,060	42,838
Sun Life Financial, Inc.	1,319	44,644
TELUS Corp.	7,265	274,372
Transcontinental, Inc., Class A	3,447	47,176

		2,282,138

China—2.7%
Bank of Communications Co., Ltd., Class H	107,000	71,877
China Mobile Ltd.	6,700	65,623
China Petroleum & Chemical Corp., Class H	48,000	43,407
Datang International Power Generation Co., Ltd., Class H	194,000	75,388
PetroChina Co., Ltd., Class H	196,000	234,028

		490,323

France—1.3%
Dassault Systemes	740	93,918
Iliad S.A.	168	53,702
SES S.A.	2,286	83,046

		230,666

Germany—1.4%
Fresenius Medical Care AG & Co. KGaA	2,609	172,865
Suedzucker AG	4,285	87,063

		259,928

Hong Kong—4.0%
CLP Holdings Ltd.	46,100	379,862
Esprit Holdings Ltd.	41,300	60,927
Jardine Matheson Holdings Ltd.	800	49,261
Power Assets Holdings Ltd.	9,700	84,484
Yue Yuen Industrial Holdings Ltd.	48,500	150,131

		724,665

Israel—3.6%
Bank Leumi Le-Israel BM (b)	11,454	45,371
Israel Chemicals Ltd.	14,268	125,925
Israel Corp. Ltd. (b)	80	46,692
Mizrahi Tefahot Bank Ltd.	4,620	62,775
Teva Pharmaceutical Industries Ltd.	7,119	359,313

		640,076

Japan—3.9%
ABC-Mart, Inc.	1,100	56,342
Benesse Holdings, Inc.	5,600	235,089

	Shares	Value
Capcom Co., Ltd.	4,400	$74,696
FamilyMart Co., Ltd.	1,200	51,583
McDonald’s Holdings Co. Japan Ltd.	2,600	73,591
Oriental Land Co., Ltd.	1,000	166,904
Square Enix Holdings Co., Ltd.	3,400	53,146

		711,351

Netherlands—0.7%
Koninklijke DSM NV	1,618	116,766

Norway—0.7%
Subsea 7 S.A.	3,546	70,885
Telenor ASA	2,644	62,711

		133,596

Singapore—3.7%
CapitaMall Trust REIT	50,000	82,603
ComfortDelGro Corp. Ltd.	43,000	79,954
Hutchison Port Holdings Trust UNIT	93,000	69,785
Singapore Airlines Ltd.	25,000	207,075
Singapore Post Ltd.	109,000	142,952
Singapore Press Holdings Ltd.	23,000	75,222

		657,591

Switzerland—1.3%
Nestle S.A.	958	75,214
Novartis AG	856	77,018
Transocean Ltd.	1,960	82,804

		235,036

United Kingdom—6.0%
BP PLC	60,403	509,170
Randgold Resources Ltd.	4,707	347,029
Royal Dutch Shell PLC, Class A	1,965	77,270
Royal Dutch Shell PLC, Class B	1,116	45,619
Smith & Nephew PLC	5,506	96,537

		1,075,625

United States—55.5%
Alleghany Corp. (b)	200	84,224
Apple, Inc.	400	253,200
Ares Capital Corp.	13,400	231,016
AutoZone, Inc. (b)	500	266,250
Capitol Federal Financial, Inc.	24,700	298,870
Capstead Mortgage Corp. REIT	3,500	46,095
Chevron Corp.	500	61,395
Chimera Investment Corp. REIT	23,900	75,285
Cigna Corp.	1,300	116,714
Clorox Co.	2,100	188,202
CME Group, Inc.	600	43,200
CommonWealth REIT	4,100	107,871
Consolidated Edison, Inc.	7,700	423,577
DIRECTV (b)	700	57,708
Dollar Tree, Inc. (b)	1,100	58,333
DSW, Inc., Class A	4,400	110,220
Duke Energy Corp.	7,366	523,575
Exelon Corp.	9,600	353,568
Express Scripts Holding Co. (b)	5,600	400,232
FirstEnergy Corp.	4,500	152,190
General Mills, Inc.	9,800	538,314
HCA Holdings, Inc. (b)	1,400	74,186
Humana, Inc.	2,000	248,920
Integra LifeSciences Holdings Corp. (b)	1,500	67,425
Juniper Networks, Inc. (b)	1,800	44,028
Kellogg Co.	6,700	462,166
Laboratory Corp. of America Holdings (b)	3,200	328,256

	Shares	Value
McDonald’s Corp.	3,700	$375,291
MEDNAX, Inc. (b)	1,100	63,393
Merck & Co., Inc.	5,300	306,658
Morningstar, Inc.	1,800	128,052
PartnerRe Ltd.	500	53,685
Patterson Cos., Inc.	1,800	70,488
PepsiCo, Inc.	6,000	529,980
Pinnacle Foods, Inc.	2,200	68,882
PPL Corp.	12,900	452,661
Procter & Gamble Co.	1,600	129,264
Quest Diagnostics, Inc.	6,500	389,285
Quintiles Transnational Holdings, Inc. (b)	800	40,784
RenaissanceRe Holdings Ltd.	500	52,085
Southern Co.	11,700	512,226
Target Corp.	2,400	136,224
TransDigm Group, Inc.	1,000	188,710
Validus Holdings Ltd.	3,200	119,456
Vector Group Ltd.	4,200	87,822
VeriSign, Inc. (b)	1,200	60,096
Wal-Mart Stores, Inc.	7,000	537,390
WellPoint, Inc.	400	43,344
Zoetis, Inc.	1,600	49,120

		10,009,916

Total Common Stock (cost—$16,158,272)		17,764,110

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $225,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $231,680 including accrued interest
(cost—$225,000)	$225	225,000

Total Investments (cost—$16,383,272) (a)—99.7%		17,989,110

Other assets less liabilities—0.3%		62,591

Net Assets—100.0%		$18,051,701

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $5,121,471, representing 28.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	111

Schedule of Investments

May 31, 2014 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Electric Utilities	13.6%
Health Care Providers & Services	11.0%
Diversified Telecommunication Services	7.4%
Food Products	6.9%
Oil, Gas & Consumable Fuels	5.3%
Insurance	4.7%
Pharmaceuticals	4.4%
Food & Staples Retailing	3.8%
Hotels, Restaurants & Leisure	3.4%
Beverages	2.9%
Specialty Retail	2.7%
Multi-Utilities	2.3%
Multi-line Retail	2.3%
Media	2.2%
Real Estate Investment Trust	2.2%
Metals & Mining	2.1%
Household Products	1.7%
Thrifts & Mortgage Finance	1.7%
Chemicals	1.7%
Technology Hardware, Storage & Peripherals	1.4%
Diversified Consumer Services	1.3%
Capital Markets	1.3%
Software	1.2%
Airlines	1.2%
Aerospace & Defense	1.0%
Banks	1.0%
Health Care Equipment & Supplies	1.0%
Energy Equipment & Services	0.9%
Textiles, Apparel & Luxury Goods	0.8%
Air Freight & Logistics	0.8%
Wireless Telecommunication Services	0.6%
Containers & Packaging	0.5%
Tobacco	0.5%
Road & Rail	0.4%
Independent Power Producers & Energy Traders	0.4%
Transportation Infrastructure	0.4%
Internet Software & Services	0.3%
Industrial Conglomerates	0.3%
Commercial Services & Supplies	0.3%
Communications Equipment	0.2%
Diversified Financial Services	0.2%
Life Sciences Tools & Services	0.2%
Repurchase Agreements	1.2%
Other assets less liabilities	0.3%

100.0%

AllianzGI Global Water Fund

	Shares	Value
Common Stock—94.4%
Austria—3.3%
Andritz AG	184,044	$10,962,238

Brazil—2.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	714,938	6,999,243

China—5.4%
China Everbright International Ltd.	3,042,000	3,886,040
Guangdong Investment Ltd.	12,648,000	13,990,703

		17,876,743

France—3.8%
Suez Environnement Co.	621,383	12,490,099

Germany—2.8%
CENTROTEC Sustainable AG	239,389	5,990,288
Norma Group SE (b)	61,124	3,333,047

		9,323,335

Hong Kong—0.9%
Beijing Enterprises Water Group Ltd.	4,470,000	2,876,600

Italy—2.0%
Hera SpA	2,266,254	6,487,413

Japan—3.7%
Ebara Corp.	1,989,000	12,111,423

Korea (Republic of)—1.0%
Coway Co., Ltd.	40,000	3,365,748

Netherlands—4.3%
Aalberts Industries NV	183,212	6,031,868
Arcadis NV	234,043	8,274,350

		14,306,218

Sweden—3.6%
Alfa Laval AB	459,017	12,036,894

Switzerland—14.5%
Belimo Holding AG	1,010	2,713,635
Geberit AG	37,378	12,387,648
Georg Fischer AG (c)	3,844	2,900,880
Pentair Ltd.	209,485	15,635,961
Sulzer AG	93,320	14,189,601

		47,827,725

United Kingdom—17.3%
Halma PLC	988,579	9,814,542
Intertek Group PLC	52,500	2,568,317
Pennon Group PLC	300,731	3,955,171
Rotork PLC	217,358	9,496,647
Severn Trent PLC	416,339	13,752,409
Spectris PLC (b)	91,719	3,534,534
United Utilities Group PLC	967,416	14,094,341

		57,215,961

United States—29.7%
American Water Works Co., Inc.	345,706	16,804,769
AMETEK, Inc.	56,472	2,997,534
Aqua America, Inc.	381,475	9,681,835
Danaher Corp.	176,017	13,805,013
Flowserve Corp.	42,939	3,166,322
Franklin Electric Co., Inc.	168,582	6,456,691
IDEX Corp.	189,371	14,520,968
Mueller Water Products, Inc., Class A	627,892	5,293,130
Roper Industries, Inc.	38,011	5,385,398

	Shares	Value
Watts Water Technologies, Inc., Class A	119,877	$6,684,342
Xylem, Inc.	354,944	13,239,411

		98,035,413

Total Common Stock (cost—$258,812,164)		311,915,053

	Principal Amount (000s)
Repurchase Agreements—4.8%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $15,757,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $16,074,657 including accrued interest
(cost— $15,757,000)	$15,757	15,757,000

Total Investments (cost—$274,569,164) (a)—99.2%		327,672,053

Other assets less liabilities—0.8%		2,688,462

Net Assets—100.0%		$330,360,515

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $182,043,388, representing 55.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

112	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	39.2%
Water Utilities	24.7%
Building Products	6.4%
Industrial Conglomerates	5.8%
Multi-Utilities	5.8%
Electronic Equipment, Instruments & Components	4.1%
Electrical Equipment	2.9%
Construction & Engineering	2.5%
Commercial Services & Supplies	1.2%
Household Durables	1.0%
Professional Services	0.8%
Repurchase Agreements	4.8%
Other assets less liabilities	0.8%

100.0%

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—96.0%
Advertising—0.5%
Affinion Group, Inc.,
7.875%, 12/15/18	$2,500	$2,300,000

Aerospace & Defense—2.6%
AAR Corp.,
7.25%, 1/15/22	4,665	5,108,175
Erickson Air-Crane, Inc. (a)(b),
8.25%, 5/1/20	3,421	3,506,525
Kratos Defense & Security Solutions, Inc. (a)(b),
7.00%, 5/15/19	1,537	1,577,346
TransDigm, Inc.,
7.75%, 12/15/18	1,620	1,743,525

		11,935,571

Airlines—0.3%
United Continental Holdings, Inc.,
6.00%, 7/15/28	1,510	1,472,250

Apparel & Textiles—0.7%
Quiksilver, Inc.,
7.875%, 8/1/18 (a)(b)	1,915	2,087,350
10.00%, 8/1/20	1,000	1,140,000

		3,227,350

Auto Components—3.0%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,665	1,819,013
7.75%, 11/15/19	1,980	2,289,375
Chassix, Inc. (a)(b),
9.25%, 8/1/18	2,440	2,653,500
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,435	3,555,225
Goodyear Tire & Rubber Co.,
8.25%, 8/15/20	3,030	3,363,300

		13,680,413

Auto Manufacturers—1.6%
Chrysler Group LLC,
8.25%, 6/15/21	3,305	3,784,225
Navistar International Corp.,
8.25%, 11/1/21	3,245	3,378,856

		7,163,081

Banking—0.8%
Ally Financial, Inc.,
8.00%, 3/15/20	2,940	3,572,100

Building Materials—1.5%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	3,540	3,929,400
U.S. Concrete, Inc. (a)(b),
8.50%, 12/1/18	2,930	3,186,375

		7,115,775

Chemicals—0.6%
Omnova Solutions, Inc.,
7.875%, 11/1/18	2,620	2,780,475

Coal—0.9%
Arch Coal, Inc.,
9.875%, 6/15/19	3,485	2,997,100
CONSOL Energy, Inc. (a)(b),
5.875%, 4/15/22	950	988,000

		3,985,100

Commercial Services—9.8%
Avis Budget Car Rental LLC,
9.75%, 3/15/20	500	570,000
Cardtronics, Inc.,
8.25%, 9/1/18	2,690	2,854,762

	Principal Amount (000s)	Value
Cenveo Corp.,
11.50%, 5/15/17	$3,610	$3,628,050
Deluxe Corp.,
7.00%, 3/15/19	1,650	1,773,750
Envision Healthcare Corp.,
8.125%, 6/1/19	2,084	2,219,460
ExamWorks Group, Inc.,
9.00%, 7/15/19	3,695	4,036,787
H&E Equipment Services, Inc.,
7.00%, 9/1/22	3,380	3,734,900
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	1,855	1,910,650
9.75%, 8/1/18	2,550	2,824,125
Hertz Corp.,
6.75%, 4/15/19	2,305	2,474,994
Monitronics International, Inc.,
9.125%, 4/1/20	3,430	3,670,100
RR Donnelley & Sons Co.,
6.00%, 4/1/24	1,305	1,321,313
7.00%, 2/15/22	3,470	3,817,000
SFX Entertainment, Inc. (a)(b),
9.625%, 2/1/19	2,761	2,899,050
United Rentals North America, Inc.,
8.25%, 2/1/21	2,980	3,352,500
8.375%, 9/15/20	3,610	4,007,100

		45,094,541

Computers—1.6%
j2 Global, Inc.,
8.00%, 8/1/20	4,395	4,790,550
Unisys Corp.,
6.25%, 8/15/17	2,150	2,348,875

		7,139,425

Distribution/Wholesale—1.3%
HD Supply, Inc.,
7.50%, 7/15/20	1,540	1,678,600
11.00%, 4/15/20	3,620	4,298,750

		5,977,350

Diversified Financial Services—6.3%
Affinion Investments LLC (a)(b),
13.50%, 8/15/18	2,443	2,577,260
Community Choice Financial, Inc.,
10.75%, 5/1/19	3,275	2,677,312
International Lease Finance Corp.,
8.25%, 12/15/20	2,480	3,010,100
8.75%, 3/15/17	3,550	4,155,719
Nationstar Mortgage LLC,
7.875%, 10/1/20	2,265	2,298,975
9.625%, 5/1/19	2,640	2,910,600
SLM Corp.,
8.45%, 6/15/18	2,750	3,243,281
Springleaf Finance Corp.,
6.90%, 12/15/17	3,735	4,099,162
8.25%, 10/1/23	3,585	4,068,975

		29,041,384

Electric Utilities—1.0%
NRG Energy, Inc. (a)(b),
6.25%, 5/1/24	4,231	4,384,374

Electrical Equipment—0.9%
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	4,000	4,110,000

Electronics—2.2%
Kemet Corp.,
10.50%, 5/1/18	5,419	5,757,688
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	4,050	4,303,125

		10,060,813

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	113

Schedule of Investments

May 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Engineering & Construction—0.5%
Dycom Investments, Inc.,
7.125%, 1/15/21	$2,175	$2,349,000

Entertainment—1.0%
AMC Entertainment, Inc.,
9.75%, 12/1/20	2,900	3,335,000
Cedar Fair L.P. (a)(b),
5.375%, 6/1/24	1,160	1,171,600

		4,506,600

Food & Beverage—0.8%
SUPERVALU, Inc.,
8.00%, 5/1/16	3,350	3,714,313

Healthcare-Products—2.0%
Kinetic Concepts, Inc.,
10.50%, 11/1/18	3,945	4,485,820
Teleflex, Inc. (a)(b),
5.25%, 6/15/24	4,480	4,552,800

		9,038,620

Healthcare-Services—3.3%
Community Health Systems, Inc.,
7.125%, 7/15/20	2,500	2,715,625
8.00%, 11/15/19	2,745	3,019,500
HCA, Inc.,
7.50%, 2/15/22	4,000	4,620,000
Kindred Healthcare, Inc. (a)(b),
6.375%, 4/15/22	1,628	1,662,595
Tenet Healthcare Corp.,
8.125%, 4/1/22	2,940	3,351,600

		15,369,320

Home Builders—3.3%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	2,000	2,075,000
9.125%, 5/15/19	2,280	2,456,700
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	2,445	2,591,700
KB Home,
8.00%, 3/15/20	2,610	2,988,450
Standard Pacific Corp.,
8.375%, 5/15/18	3,615	4,283,775
William Lyon Homes, Inc.,
8.50%, 11/15/20	680	763,300

		15,158,925

Household Products/Wares—1.0%
Jarden Corp.,
7.50%, 5/1/17	930	1,062,525
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	3,115	3,445,969

		4,508,494

Internet—1.0%
Mood Media Corp. (a)(b),
9.25%, 10/15/20	1,260	1,159,200
Zayo Group LLC,
8.125%, 1/1/20	3,005	3,294,231

		4,453,431

Iron/Steel—1.6%
AK Steel Corp.,
7.625%, 5/15/20	755	764,437
8.375%, 4/1/22	1,800	1,876,500
8.75%, 12/1/18	895	1,003,519
ArcelorMittal,
10.35%, 6/1/19	2,980	3,792,050

		7,436,506

Lodging—1.6%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	1,660	1,469,100

	Principal Amount (000s)	Value
MGM Resorts International,
11.375%, 3/1/18	$4,550	$5,892,250

		7,361,350

Machinery-Construction & Mining—0.5%
BlueLine Rental Finance Corp. (a)(b),
7.00%, 2/1/19	2,180	2,338,050

Media—7.0%
American Media, Inc.,
11.50%, 12/15/17	3,565	3,876,937
Cablevision Systems Corp.,
8.625%, 9/15/17	2,960	3,470,600
Cambium Learning Group, Inc.,
9.75%, 2/15/17	1,045	1,071,125
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	4,315	4,638,625
Columbus International, Inc. (a)(b),
7.375%, 3/30/21	1,500	1,593,750
DISH DBS Corp.,
5.875%, 7/15/22	1,480	1,591,000
Gray Television, Inc.,
7.50%, 10/1/20	3,540	3,814,350
McClatchy Co.,
9.00%, 12/15/22	4,000	4,595,000
McGraw-Hill Global Education Holdings LLC (a)(b),
10.00%, 4/1/21	3,205	3,677,738
Nexstar Broadcasting, Inc.,
6.875%, 11/15/20	2,780	2,981,550
Sinclair Television Group, Inc.,
6.375%, 11/1/21	940	987,000

		32,297,675

Mining—1.4%
Alcoa, Inc.,
5.90%, 2/1/27	1,295	1,350,306
HudBay Minerals, Inc.,
9.50%, 10/1/20	2,085	2,262,225
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	2,735	2,673,462

		6,285,993

Miscellaneous Manufacturing—1.4%
Bombardier, Inc. (a)(b),
6.00%, 10/15/22	2,355	2,399,156
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,680	4,075,600

		6,474,756

Oil & Gas—11.2%
BreitBurn Energy Partners L.P.,
7.875%, 4/15/22	1,555	1,679,400
8.625%, 10/15/20	2,745	3,012,638
Calumet Specialty Products Partners L.P. (a)(b),
6.50%, 4/15/21	3,145	3,200,037
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	3,115	3,325,262
Chesapeake Energy Corp.,
6.625%, 8/15/20	3,205	3,709,787
Concho Resources, Inc.,
7.00%, 1/15/21	2,100	2,336,250
CVR Refining LLC,
6.50%, 11/1/22	3,045	3,216,281
Endeavour International Corp.,
12.00%, 3/1/18	3,270	3,171,900
Energy XXI Gulf Coast, Inc.,
6.875%, 3/15/24 (a)(b)	1,355	1,368,550
9.25%, 12/15/17	2,990	3,232,937
EP Energy LLC,
9.375%, 5/1/20	3,325	3,836,219
Hercules Offshore, Inc. (a)(b),
6.75%, 4/1/22	1,500	1,460,625
8.75%, 7/15/21	2,290	2,461,750
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,025	2,252,813

	Principal Amount (000s)	Value
Northern Oil and Gas, Inc.,
8.00%, 6/1/20	$2,695	$2,876,913
Pioneer Energy Services Corp.,
6.125%, 3/15/22 (a)(b)	1,615	1,663,450
9.875%, 3/15/18	415	437,327
Rice Energy, Inc. (a)(b),
6.25%, 5/1/22	3,150	3,181,500
United Refining Co.,
10.50%, 2/28/18	1,664	1,838,720
Vanguard Natural Resources LLC,
7.875%, 4/1/20	3,025	3,282,125

		51,544,484

Pharmaceuticals—1.3%
Endo Finance LLC & Endo Finco, Inc. (a)(b),
7.00%, 12/15/20	2,855	3,076,263
Salix Pharmaceuticals Ltd. (a)(b),
6.00%, 1/15/21	2,780	2,988,500

		6,064,763

Pipelines—1.0%
Energy Transfer Equity L.P. (a)(b),
5.875%, 1/15/24	2,040	2,121,600
Sabine Pass Liquefaction LLC (a)(b),
5.75%, 5/15/24	2,069	2,128,484
Tesoro Logistics L.P.,
6.125%, 10/15/21	350	371,000

		4,621,084

Real Estate—0.2%
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	726	728,723

Real Estate Investment Trust—0.6%
iStar Financial, Inc.,
7.125%, 2/15/18	2,580	2,902,500

Retail—5.5%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	3,890	4,118,615
Claire’s Stores, Inc. (a)(b),
9.00%, 3/15/19	3,110	3,218,850
DineEquity, Inc.,
9.50%, 10/30/18	3,600	3,901,500
Neiman Marcus Group LTD, Inc. (a)(b),
8.00%, 10/15/21	4,030	4,453,150
Rite Aid Corp.,
9.25%, 3/15/20	2,000	2,285,000
10.25%, 10/15/19	2,570	2,798,088
Sonic Automotive, Inc.,
7.00%, 7/15/22	3,265	3,615,987
Toys R Us, Inc.,
10.375%, 8/15/17	1,242	1,006,020

		25,397,210

Semiconductors—2.4%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19 (a)(b)	2,160	2,284,200
7.50%, 8/15/22	1,030	1,089,225
8.125%, 12/15/17	1,205	1,266,756
Freescale Semiconductor, Inc. (a)(b),
6.00%, 1/15/22	3,846	4,115,220
Micron Technology, Inc. (a)(b),
5.875%, 2/15/22	2,235	2,391,450

		11,146,851

Software—1.9%
Activision Blizzard, Inc. (a)(b),
6.125%, 9/15/23	2,880	3,182,400
First Data Corp.,
10.625%, 6/15/21	3,305	3,804,881
12.625%, 1/15/21	1,640	1,976,200

		8,963,481

114	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Telecommunications—8.6%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	$3,090	$3,246,431
Consolidated Communications Finance Co.,
10.875%, 6/1/20	3,000	3,498,750
EarthLink, Inc.,
7.375%, 6/1/20	2,565	2,696,456
8.875%, 5/15/19	3,477	3,468,308
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	3,260	3,732,700
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	3,695	3,967,506
Level 3 Financing, Inc.,
8.625%, 7/15/20	3,245	3,658,737
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	1,250	1,335,938
NII International Telecom SCA (a)(b),
11.375%, 8/15/19	2,000	1,710,000
Sprint Communications, Inc.,
6.00%, 11/15/22	1,235	1,281,313
11.50%, 11/15/21	3,085	4,211,025
T-Mobile USA, Inc.,
6.836%, 4/28/23	1,935	2,106,731
West Corp.,
7.875%, 1/15/19	2,340	2,497,950
Windstream Corp.,
7.50%, 6/1/22	2,000	2,160,000

		39,571,845

Transportation—1.3%
Quality Distribution LLC,
9.875%, 11/1/18	2,035	2,192,712
Swift Services Holdings, Inc.,
10.00%, 11/15/18	3,505	3,816,069

		6,008,781

Total Corporate Bonds & Notes (cost—$419,764,458)		441,282,757

Repurchase Agreements—4.3%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $19,808,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $20,205,464 including accrued interest
(cost—$19,808,000)	19,808	19,808,000

Total Investments (cost—$439,572,458)—100.3%		461,090,757

Liabilities in excess of other assets—(0.3)%		(1,429,505)

Net Assets—100.0%		$459,661,252

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $99,050,298, representing 21.5% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—97.3%
Australia—1.9%
BlueScope Steel Ltd. (d)	145,300	$792,189
Spotless Group Holdings Ltd. (d)	272,201	467,383
Vocation Ltd. (d)	283,400	792,550

		2,052,122

Austria—1.7%
Schoeller-Bleckmann Oilfield Equipment AG (c)	15,608	1,860,298

China—1.7%
China Everbright International Ltd.	621,000	793,304
China Machinery Engineering Corp., Class H	937,000	604,108
Sunny Optical Technology Group Co., Ltd.	383,000	458,803

		1,856,215

Denmark—3.2%
SimCorp A/S (c)	62,687	2,122,534
Topdanmark A/S (d)	45,830	1,402,821

		3,525,355

Finland—3.1%
Amer Sports Oyj	59,202	1,204,335
Vacon PLC (c)	53,892	2,225,925

		3,430,260

France—5.5%
GameLoft SE (c)(d)	173,142	1,619,487
Sartorius Stedim Biotech	14,481	2,616,203
Virbac S.A.	7,585	1,773,441

		6,009,131

Germany—6.8%
Aareal Bank AG (c)	41,005	1,943,809
Bechtle AG (c)	20,683	1,829,317
CANCOM SE (c)	34,073	1,711,863
Wirecard AG	45,898	2,004,011

		7,489,000

Greece—1.6%
OPAP S.A.	105,912	1,801,186

Hong Kong—4.3%
Future Bright Holdings Ltd.	1,560,000	757,805
Ju Teng International Holdings Ltd. (c)	1,544,000	1,180,079
Nexteer Automotive Group Ltd. (d)	1,569,000	1,129,213
Playmates Toys Ltd.	1,220,000	398,584
Techtronic Industries Co.	128,500	402,772
Xinyi Glass Holdings Ltd.	1,206,000	844,682

		4,713,135

Indonesia—0.5%
Erajaya Swasembada Tbk PT (d)	4,550,000	525,221

Ireland—1.4%
Glanbia PLC	98,375	1,495,884

Italy—5.3%
Banca Popolare di Milano Scarl (d)	2,008,844	1,837,683
Mediolanum SpA	174,189	1,496,088
World Duty Free SpA (d)	128,047	1,783,217
Yoox SpA (d)	20,638	662,189

		5,779,177

	Shares	Value
Japan—22.7%
Aica Kogyo Co., Ltd.	88,500	$1,929,988
Coca-Cola East Japan Co., Ltd.	47,400	1,124,600
Don Quijote Holdings Co., Ltd.	17,600	1,041,783
Fukushima Industries Corp.	39,400	578,703
Hitachi Transport System Ltd.	54,600	876,365
Hoshizaki Electric Co., Ltd.	31,700	1,460,105
Inaba Denki Sangyo Co., Ltd.	28,200	884,293
Japan Airport Terminal Co., Ltd.	55,900	1,444,206
Kakaku.com, Inc.	56,600	996,632
Kusuri No Aoki Co., Ltd.	23,400	827,588
Maeda Road Construction Co., Ltd.	33,000	533,080
Obayashi Corp.	123,000	827,924
Paramount Bed Holdings Co., Ltd.	45,800	1,491,077
Rohto Pharmaceutical Co., Ltd.	70,000	1,076,840
Sanwa Holdings Corp.	190,000	1,299,573
Shinmaywa Industries Ltd.	59,000	503,241
Tachi-S Co., Ltd.	50,200	801,888
Takata Corp.	44,400	994,845
Takuma Co., Ltd.	151,000	912,984
Teijin Ltd.	430,000	980,469
THK Co., Ltd.	36,800	816,504
Tokyo Tatemono Co., Ltd.	57,000	523,359
Tsukui Corp.	86,600	839,530
United Arrows Ltd.	31,700	1,318,507
Yamaha Motor Co., Ltd.	52,000	823,106

		24,907,190

Korea (Republic of)—0.9%
Duksan Hi-Metal Co., Ltd. (d)	25,200	408,515
Grand Korea Leisure Co., Ltd.	14,860	600,282

		1,008,797

Netherlands—1.6%
Delta Lloyd NV	74,344	1,806,172

New Zealand—0.4%
Metlifecare Ltd.	118,180	442,069

Norway—1.4%
TGS Nopec Geophysical Co. ASA	46,254	1,509,625

Philippines—0.8%
Century Properties Group, Inc.	6,824,000	220,500
Cosco Capital, Inc. (d)	2,790,000	625,911

		846,411

Spain—3.5%
Gamesa Corp. Tecnologica S.A. (d)	170,300	1,994,590
Melia Hotels International S.A.	144,086	1,844,233

		3,838,823

Sweden—7.0%
Axis Communications AB	48,479	1,389,465
Betsson AB (d)	57,273	1,978,889
Betsson AB, Redemption Shares (d)	57,273	78,310
JM AB	33,332	1,226,348
Nibe Industrier AB, Class B	47,558	1,378,952
Trelleborg AB, Class B (c)	74,432	1,625,373

		7,677,337

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	115

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Switzerland—3.4%
AMS AG (c)	11,142	$1,829,992
Georg Fischer AG (d)	2,445	1,845,123

		3,675,115

Taiwan—1.9%
AIC, Inc.	67,000	413,966
Epistar Corp.	285,000	646,812
Hermes Microvision, Inc.	20,000	802,137
Hermes Microvision, Inc. GDR (a)	4,830	193,176

		2,056,091

United Kingdom—16.7%
Aveva Group PLC (c)	30,662	1,152,634
Booker Group PLC	456,413	1,091,417
DS Smith PLC	314,721	1,677,660
Elementis PLC	232,754	1,117,212
Hikma Pharmaceuticals PLC	97,941	2,801,316
IG Group Holdings PLC	163,634	1,651,599
Michael Page International PLC	173,198	1,332,637
Restaurant Group PLC	193,116	1,936,265
Rotork PLC	40,624	1,774,914
Spirax-Sarco Engineering PLC	46,060	2,211,631
Victrex PLC	49,705	1,506,406

		18,253,691

Total Common Stock (cost—$87,912,760)		106,558,305

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $2,070,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $2,114,697 including accrued interest
(cost—$2,070,000)	$2,070	2,070,000

Total Investments (cost—$89,982,760) (b)—99.2%		108,628,305

Other assets less liabilities—0.8%		870,355

Net Assets—100.0%		$109,498,660

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $102,097,627, representing 93.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	10.6%
Hotels, Restaurants & Leisure	8.2%
Pharmaceuticals	5.2%
IT Services	5.0%
Software	4.5%
Insurance	4.3%
Building Products	4.2%
Electrical Equipment	3.8%
Health Care Equipment & Supplies	3.8%
Electronic Equipment, Instruments & Components	3.7%
Semiconductors & Semiconductor Equipment	3.6%
Auto Components	3.4%
Chemicals	3.3%
Energy Equipment & Services	3.1%
Specialty Retail	2.8%
Food & Staples Retailing	2.4%
Construction & Engineering	1.9%
Thrifts & Mortgage Finance	1.8%
Banks	1.7%
Containers & Packaging	1.5%
Diversified Financial Services	1.5%
Household Durables	1.5%
Leisure Equipment & Products	1.4%
Food Products	1.4%
Transportation Infrastructure	1.3%
Professional Services	1.2%
Health Care Providers & Services	1.2%
Commercial Services & Supplies	1.2%
Beverages	1.0%
Multi-line Retail	0.9%
Internet Software & Services	0.9%
Trading Companies & Distributors	0.8%
Road & Rail	0.8%
Automobiles	0.7%
Diversified Consumer Services	0.7%
Metals & Mining	0.7%
Real Estate Management & Development	0.7%
Internet & Catalog Retail	0.6%
Repurchase Agreements	1.9%
Other assets less liabilities	0.8%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—98.3%
Aerospace & Defense—1.7%
Astronics Corp. (b)	6,815	$373,871
Kratos Defense & Security Solutions, Inc. (b)	39,100	332,741

		706,612

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (b)	6,739	169,351

Auto Components—4.0%
Cooper-Standard Holding, Inc. (b)	3,774	241,536
Gentherm, Inc. (b)	10,391	427,382
Motorcar Parts of America, Inc. (b)	21,742	517,894
Tower International, Inc. (b)	16,042	491,527

		1,678,339

Banks—3.5%
Banner Corp.	10,170	388,189
Eagle Bancorp, Inc. (b)	11,879	379,772
First Merchants Corp.	17,405	345,315
First NBC Bank Holding Co. (b)	10,760	364,764

		1,478,040

Biotechnology—8.0%
Anacor Pharmaceuticals, Inc. (b)	5,871	79,259
Array BioPharma, Inc. (b)	29,674	124,631
Arrowhead Research Corp. (b)	12,900	162,282
Dyax Corp. (b)	23,487	193,768
Exact Sciences Corp. (b)	17,091	230,387
Galectin Therapeutics, Inc. (b)	7,780	100,595
Insmed, Inc. (b)	10,485	137,773
Insys Therapeutics, Inc. (b)	9,100	235,144
Keryx Biopharmaceuticals, Inc. (b)	20,341	268,501
Ligand Pharmaceuticals, Inc., Class B (b)	10,149	677,040
Orexigen Therapeutics, Inc. (b)	28,835	186,274
Raptor Pharmaceutical Corp. (b)	12,372	101,203
Repligen Corp. (b)	30,827	593,111
Sangamo Biosciences, Inc. (b)	18,974	249,318

		3,339,286

Building Products—2.8%
Builders FirstSource, Inc. (b)	46,871	336,534
Patrick Industries, Inc. (b)	14,574	550,897
PGT, Inc. (b)	34,707	298,827

		1,186,258

Capital Markets—4.0%
Cowen Group, Inc., Class A (b)	81,828	337,950
HFF, Inc., Class A	15,805	510,817
ICG Group, Inc. (b)	22,753	439,588
Investment Technology Group, Inc. (b)	20,446	391,132

		1,679,487

Commercial Services & Supplies—0.6%
Ceco Environmental Corp.	17,511	250,758

Communications Equipment—3.9%
Alliance Fiber Optic Products, Inc.	10,900	221,052
Applied Optoelectronics, Inc. (b)	14,200	304,022
CalAmp Corp. (b)	16,997	324,643
Mitel Networks Corp. (b)	37,853	418,654
ShoreTel, Inc. (b)	50,727	353,060

		1,621,431

116	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Consumer Finance—0.5%
JGWPT Holdings, Inc., Class A (b)	17,721	$188,906

Diversified Consumer Services—0.7%
Carriage Services, Inc.	15,413	283,137

Diversified Telecommunication Services—1.4%
8x8, Inc. (b)	32,550	244,776
inContact, Inc. (b)	40,055	339,266

		584,042

Electrical Equipment—0.2%
PowerSecure International, Inc. (b)	8,283	67,009

Electronic Equipment, Instruments & Components—3.5%
Control4 Corp. (b)	15,989	271,333
Fabrinet (b)	16,567	315,105
Measurement Specialties, Inc. (b)	5,976	379,655
Methode Electronics, Inc.	16,357	509,521

		1,475,614

Energy Equipment & Services—2.2%
ION Geophysical Corp. (b)	87,051	363,003
Matrix Service Co. (b)	17,196	561,449

		924,452

Food Products—0.7%
Boulder Brands, Inc. (b)	22,439	304,497

Health Care Equipment & Supplies—7.8%
Anika Therapeutics, Inc. (b)	16,881	790,537
Antares Pharma, Inc. (b)	56,518	166,728
Cardiovascular Systems, Inc. (b)	13,001	364,678
Cynosure, Inc., Class A (b)	12,162	264,889
Spectranetics Corp. (b)	20,027	429,379
Staar Surgical Co. (b)	24,746	381,831
SurModics, Inc. (b)	12,058	258,162
Trinity Biotech PLC ADR	16,684	400,249
Unilife Corp. (b)	71,198	205,050

		3,261,503

Health Care Providers & Services—3.5%
BioTelemetry, Inc. (b)	32,086	235,511
Capital Senior Living Corp. (b)	20,866	495,359
Cross Country Healthcare, Inc. (b)	23,907	137,943
Five Star Quality Care, Inc. (b)	51,695	272,950
Providence Service Corp. (b)	7,432	298,766

		1,440,529

Health Care Technology—1.0%
Omnicell, Inc. (b)	14,889	395,005

Hotels, Restaurants & Leisure—0.8%
Popeyes Louisiana Kitchen, Inc. (b)	7,759	333,016

Household Durables—0.8%
Libbey, Inc. (b)	3,700	99,715
M/I Homes, Inc. (b)	10,526	240,098

		339,813

Insurance—2.3%
eHealth, Inc. (b)	8,598	316,578
HCI Group, Inc.	11,010	426,858
United Insurance Holdings Corp.	12,600	222,390

		965,826

Internet Software & Services—3.7%
Autobytel, Inc. (b)	21,181	275,353
Internap Network Services Corp. (b)	36,909	264,268

	Shares	Value
IntraLinks Holdings, Inc. (b)	26,142	$227,697
Points International Ltd. (b)	12,162	298,577
SPS Commerce, Inc. (b)	4,613	262,434
Zix Corp. (b)	69,416	229,073

		1,557,402

IT Services—1.2%
Virtusa Corp. (b)	14,365	491,427

Leisure Equipment & Products—0.9%
Nautilus, Inc. (b)	34,183	370,202

Life Sciences Tools & Services—2.4%
Albany Molecular Research, Inc. (b)	27,052	427,151
Cambrex Corp. (b)	21,391	459,693
Fluidigm Corp. (b)	4,275	118,588

		1,005,432

Machinery—1.5%
Lydall, Inc. (b)	1,100	30,349
Manitex International, Inc. (b)	21,285	354,395
Wabash National Corp. (b)	18,454	252,636

		637,380

Marine—0.9%
Baltic Trading Ltd.	55,365	354,890

Media—2.9%
Carmike Cinemas, Inc. (b)	17,511	602,378
Entravision Communications Corp., Class A	51,904	278,206
MDC Partners, Inc., Class A	15,466	325,095

		1,205,679

Oil, Gas & Consumable Fuels—6.6%
Emerald Oil, Inc. (b)	37,223	241,949
Gastar Exploration, Inc. (b)	68,472	508,747
Penn Virginia Corp. (b)	40,894	620,771
PetroQuest Energy, Inc. (b)	61,700	377,604
StealthGas, Inc. (b)	28,625	300,562
Synergy Resources Corp. (b)	33,344	391,459
Vertex Energy, Inc. (b)	32,400	317,844

		2,758,936

Paper & Forest Products—0.9%
Neenah Paper, Inc. (a)	7,759	378,484

Personal Products—0.7%
IGI Laboratories, Inc. (b)	57,300	301,971

Pharmaceuticals—5.3%
AcelRx Pharmaceuticals, Inc. (b)	15,728	144,697
AVANIR Pharmaceuticals, Inc., Class A (b)	44,984	237,515
Depomed, Inc. (b)	37,434	446,588
Horizon Pharma, Inc. (b)	53,257	755,717
Lannett Co., Inc. (b)	12,687	530,063
Repros Therapeutics, Inc. (b)	7,024	114,140

		2,228,720

Professional Services—1.5%
Barrett Business Services, Inc.	7,444	351,059
GP Strategies Corp. (b)	11,848	286,129

		637,188

Road & Rail—5.5%
ArcBest Corp.	12,897	551,605
Celadon Group, Inc.	13,777	321,831
Quality Distribution, Inc. (b)	25,067	360,714
Roadrunner Transportation Systems, Inc. (b)	11,251	293,876
Saia, Inc. (b)	17,301	753,977

		2,282,003

	Shares	Value
Semiconductors & Semiconductor Equipment—4.4%
Ambarella, Inc. (b)	13,420	$348,115
Exar Corp. (b)	18,559	201,922
FormFactor, Inc. (b)	50,436	366,165
PDF Solutions, Inc. (b)	26,528	528,438
Tower Semiconductor Ltd. (b)	43,509	413,335

		1,857,975

Software—1.8%
Callidus Software, Inc. (b)	25,584	268,888
ePlus, Inc. (b)	4,764	270,166
PROS Holdings, Inc. (b)	8,590	197,570

		736,624

Specialty Retail—0.5%
Kirkland’s, Inc. (b)	11,762	208,776

Thrifts & Mortgage Finance—1.6%
BofI Holding, Inc. (b)	5,242	402,743
Tree.com, Inc. (b)	10,904	276,416

		679,159

Trading Companies & Distributors—1.7%
Aceto Corp.	19,281	336,068
H&E Equipment Services, Inc. (b)	11,131	385,689

		721,757

Total Common Stock (cost—$27,375,917)		41,086,916

	Principal Amount (000s)
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $419,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $428,855 including accrued interest
(cost—$419,000)	$419	419,000

Total Investments (cost—$27,794,917)—99.3%		41,505,916

Other assets less liabilities—0.7%		296,554

Net Assets—100.0%		$41,802,470

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	117

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Multi-Asset Real Return Fund

	Shares	Value
Mutual Funds (d)(e)—53.6%
AllianzGI Global Natural Resources	83,408	$1,698,193
PIMCO Commodity RealReturn Strategy	276,866	1,655,659

Total Mutual Funds (cost—$2,966,589)		3,353,852

Common Stock—24.5%
Australia—2.2%
CFS Retail Property Trust Group REIT	4,280	8,175
Dexus Property Group REIT	9,690	10,073
Federation Centres Ltd. REIT	2,930	6,880
Goodman Group REIT	2,778	13,185
GPT Group REIT	3,240	11,768
Lend Lease Group	1,120	14,007
Mirvac Group REIT	5,641	9,519
Stockland REIT	3,686	13,399
Westfield Group REIT	3,419	34,095
Westfield Retail Trust REIT	5,032	14,954

		136,055

Austria—0.2%
BUWOG AG (f)	101	1,893
IMMOFINANZ AG (f)	2,020	7,181

		9,074

Canada—1.0%
Brookfield Asset Management, Inc., Class A	848	36,444
Brookfield Office Properties, Inc.	450	8,989
First Capital Realty, Inc.	157	2,702
H&R Real Estate Investment Trust REIT	220	4,736
RioCan REIT	320	8,066

		60,937

France—1.1%
Fonciere Des Regions REIT	60	6,006
Gecina S.A. REIT	50	7,138
ICADE REIT	60	6,006
Klepierre REIT	164	7,964
Unibail-Rodamco SE REIT	154	43,066

		70,180

Hong Kong—3.2%
Cheung Kong Holdings Ltd.	2,296	41,099
Hang Lung Properties Ltd.	3,871	12,332
Henderson Land Development Co., Ltd.	2,156	14,052
Hysan Development Co., Ltd.	1,450	7,222
Kerry Properties Ltd.	1,052	3,462
Link REIT	3,821	20,379
New World Development Co., Ltd.	10,440	11,985
Sino Land Co., Ltd.	5,271	8,159
Sun Hung Kai Properties Ltd.	2,610	35,757
Swire Pacific Ltd., Class A	1,100	13,090
Swire Properties Ltd.	1,993	6,206
Wharf Holdings Ltd.	2,649	18,841
Wheelock & Co., Ltd.	1,556	6,305

		198,889

Japan—3.1%
Aeon Mall Co., Ltd.	130	3,283
Daito Trust Construction Co., Ltd.	110	11,946
Daiwa House Industry Co., Ltd.	836	15,714
Hulic Co., Ltd.	325	4,277
Japan Prime Realty Investment Corp. REIT	1	3,600

	Shares	Value
Japan Real Estate Investment Corp. REIT	2	$11,722
Japan Retail Fund Investment Corp. REIT	3	6,610
Mitsubishi Estate Co., Ltd.	1,721	42,034
Mitsui Fudosan Co., Ltd.	1,156	36,822
Nippon Building Fund, Inc. REIT	2	11,745
Nomura Real Estate Holdings, Inc.	200	3,866
Nomura Real Estate Office Fund, Inc. REIT	1	4,670
NTT Urban Development Corp.	200	2,016
Sumitomo Realty & Development Co., Ltd.	490	21,164
Tokyo Tatemono Co., Ltd.	562	5,160
Tokyu Fudosan Holdings Corp.	600	4,750
United Urban Investment Corp. REIT	4	6,412

		195,791

Netherlands—0.1%
Corio NV REIT	150	7,507

Singapore—1.1%
Ascendas Real Estate Investment Trust REIT	4,520	8,873
CapitaCommercial Trust REIT	3,940	5,311
CapitaLand Ltd.	4,675	11,904
CapitaMall Trust REIT	5,170	8,541
CapitaMalls Asia Ltd.	3,240	6,086
City Developments Ltd.	651	5,380
Global Logistic Properties Ltd.	4,700	10,432
Keppel Land Ltd.	1,600	4,445
UOL Group Ltd.	1,110	5,845

		66,817

Switzerland—0.1%
Swiss Prime Site AG (f)	110	8,846

United Kingdom—1.0%
British Land Co. PLC REIT	1,494	17,926
Hammerson PLC REIT	1,081	10,774
Intu Properties PLC REIT	1,220	6,446
Land Securities Group PLC REIT	1,241	22,245
Segro PLC REIT	1,150	7,130

		64,521

United States—11.4%
American Capital Agency Corp. REIT	750	17,798
American Tower Corp. REIT	672	60,231
Annaly Capital Management, Inc. REIT	1,723	20,314
AvalonBay Communities, Inc. REIT	195	27,659
Boston Properties, Inc. REIT	246	29,687
Brookfield Property Partners L.P.	70	1,401
Camden Property Trust REIT	131	9,201
CBRE Group, Inc., Class A (f)	429	12,801
Digital Realty Trust, Inc. REIT	210	12,075
Duke Realty Corp. REIT	519	9,186
Equity Residential REIT	539	33,310
Federal Realty Investment Trust REIT	107	12,789
General Growth Properties, Inc. REIT	747	17,801
HCP, Inc. REIT	760	31,730
Health Care REIT, Inc. REIT	463	29,275
Host Hotels & Resorts, Inc. REIT	1,111	24,520
Kimco Realty Corp. REIT	638	14,623
Liberty Property Trust REIT	250	9,678
Macerich Co. REIT	215	14,199
Plum Creek Timber Co., Inc. REIT	257	11,591
Prologis, Inc. REIT	807	33,499

	Shares	Value
Public Storage REIT	229	$39,475
Rayonier, Inc. REIT	197	9,377
Realogy Holdings Corp. (f)	178	6,618
Realty Income Corp. REIT	300	12,990
Regency Centers Corp. REIT	142	7,583
Simon Property Group, Inc. REIT	506	84,229
SL Green Realty Corp. REIT	137	15,000
UDR, Inc. REIT	379	10,430
Ventas, Inc. REIT	477	31,864
Vornado Realty Trust REIT	251	26,877
Washington Prime Group, Inc. REIT (f)	253	5,032
Weyerhaeuser Co. REIT	860	27,021

		709,864

Total Common Stock (cost—$1,412,045)		1,528,481

	Principal Amount (000s)
U.S. Treasury Obligations (b)—11.0%
U.S. Treasury Inflation Indexed Bonds,
2.125%, 2/15/40	$55	69,176
2.375%, 1/15/25	123	149,452
3.875%, 4/15/29	86	126,514
U.S. Treasury Inflation Indexed Notes,
0.625%, 7/15/21	218	229,776
2.375%, 1/15/17 (c)	103	112,964

Total U.S. Treasury Obligations (cost—$733,784)		687,882

	Shares
Exchange-Traded Funds—9.3%
iShares JPMorgan USD Emerging Markets Bond	2,500	289,075
Market Vectors Gold Miners	4,500	101,250
Schwab U.S. TIPS	100	5,564
SPDR Barclays Short Term High Yield Bond	6,000	185,820

Total Exchange-Traded Funds (cost—$583,458)		581,709

	Units
Warrants—0.0%
Hong Kong—0.0%
Sun Hung Kai Properties Ltd.,strike price $98.60, expires 4/22/16 (f) (cost—$0)	217	277

Total Investments (cost—$5,695,876) (a)—98.4%		6,152,201

Other assets less liabilities—1.6%		102,780

Net Assets—100.0%		$6,254,981

118	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $748,606, representing 12.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(d) Affiliated fund.

(e) Institutional Class share.

(f) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Mutual Funds	53.6%
Real Estate Investment Trust	16.9%
U.S. Treasury Obligations	11.0%
Exchange-Traded Funds	9.3%
Real Estate Management & Development	7.6%
Other assets less liabilities	1.6%

100.0%

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—91.9%
Brazil—6.0%
Banco do Brasil S.A.	5,600	$56,917
Cia de Saneamento de Minas Gerais	3,700	63,849
Cia Energetica de Minas Gerais	6,924	49,451
Cia Paranaense de Energia	6,100	59,767
Direcional Engenharia S.A.	11,600	57,733
JBS S.A.	18,100	60,595
Light S.A.	7,000	61,898
Mahle-Metal Leve S.A. Industria e Comercio	6,100	61,945
Transmissora Alianca de Energia Eletrica S.A. UNIT	7,000	60,617
Vale S.A.	4,400	55,778

		588,550

Chile—1.8%
Administrada de Fondos de Pensiones Habitat S.A.	46,349	60,399
Inversiones Aguas Metropolitanas S.A.	36,809	60,629
Inversiones La Construccion S.A.	4,756	58,948

		179,976

China—17.7%
Agricultural Bank of China Ltd., Class H	142,000	63,331
Anhui Expressway Co., Ltd., Class H	117,000	67,155
Asia Cement China Holdings Corp.	92,000	62,383
Bank of China Ltd., Class H	143,000	68,392
Bank of Communications Co., Ltd., Class H	95,000	63,816
China Construction Bank Corp., Class H	88,000	64,622
China Merchants Bank Co., Ltd., Class H	35,600	65,725
China Mobile Ltd.	6,900	67,582
China Petroleum & Chemical Corp., Class H	74,000	66,919
China South City Holdings Ltd.	138,000	67,451
Guangdong Electric Power Development Co., Ltd., Class B	105,400	59,545
Huabao International Holdings Ltd.	130,000	60,600
Industrial & Commercial Bank of China Ltd., Class H	100,000	64,946
Jiangling Motors Corp. Ltd., Class B	17,400	62,868
Kingboard Laminates Holdings Ltd.	158,500	58,550
Luthai Textile Co., Ltd., Class B	48,100	63,964
Peak Sport Products Co., Ltd.	226,000	61,564
PetroChina Co., Ltd., Class H	58,000	69,253
Shenzhen Expressway Co., Ltd., Class H	146,000	69,514
Shenzhen International Holdings Ltd.	57,000	67,900
Sichuan Expressway Co., Ltd., Class H	212,000	65,428
Skyworth Digital Holdings Ltd.	100,000	47,842
Springland International Holdings Ltd.	151,000	63,524
Tianjin Port Development Holdings Ltd.	398,000	62,217
Travelsky Technology Ltd., Class H	77,000	64,915

	Shares	Value
Wasion Group Holdings Ltd.	94,000	$66,641
Xinhua Winshare Publishing and Media Co., Ltd., Class H	106,000	68,224

		1,734,871

Czech Republic—0.6%
Philip Morris CR AS	120	61,021

Egypt—1.3%
Eastern Tobacco	2,791	60,306
Orascom Telecom Media And Technology Holding SAE	381,520	66,227

		126,533

Greece—0.7%
Metka S.A.	3,945	71,010

Hong Kong—3.1%
Emperor Entertainment Hotel Ltd.	152,000	60,667
Emperor International Holdings Ltd.	278,000	61,043
NagaCorp Ltd.	70,000	64,112
Pacific Textile Holdings Ltd.	46,000	56,484
SITC International Holdings Co., Ltd.	138,000	60,042

		302,348

India—7.2%
Great Eastern Shipping Co., Ltd.	10,964	68,653
Hexaware Technologies Ltd.	23,592	57,411
Hindustan Zinc Ltd.	26,837	71,150
Indiabulls Housing Finance Ltd.	10,893	71,678
Jubilant Life Sciences Ltd.	19,919	58,654
KPIT Technologies Ltd.	22,111	59,950
McLeod Russel India Ltd.	13,524	61,330
Mphasis Ltd.	2,206	16,398
Muthoot Finance Ltd.	17,625	58,417
Power Finance Corp. Ltd.	11,826	58,258
Rural Electrification Corp. Ltd.	10,485	56,508
Tata Motors Ltd. ADR	1,750	65,170

		703,577

Indonesia—2.4%
Adaro Energy Tbk PT	562,000	59,069
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	748,400	55,486
Bank Pembangunan Daerah Jawa Timur Tbk PT	1,683,000	61,319
Perusahaan Gas Negara Persero Tbk PT	132,500	61,627

		237,501

Korea (Republic of)—11.5%
Dongbu Insurance Co., Ltd.	1,146	64,907
Hanil Cement Co., Ltd.	520	57,632
Hankook Tire Co., Ltd.	1,063	63,122
Hanwha Corp.	2,190	58,255
Hyundai Marine & Fire Insurance Co., Ltd.	2,150	61,066
Hyundai Motor Co.	267	58,878
Kia Motors Corp.	1,205	69,590
Korean Reinsurance Co.	6,255	61,333
KT&G Corp.	827	67,282
LG Uplus Corp.	6,610	62,216
LIG Insurance Co., Ltd.	2,100	58,422

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	119

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Meritz Fire & Marine Insurance Co., Ltd.	4,670	$58,406
Samsung Electronics Co., Ltd.	48	67,996
Seah Besteel Corp.	2,220	61,539
SeAH Steel Corp.	550	69,560
SK Holdings Co., Ltd.	343	61,957
Sungwoo Hitech Co., Ltd.	4,750	68,108
Tongyang Life Insurance	5,990	59,044

		1,129,313

Malaysia—2.5%
Kossan Rubber Industries	47,700	59,548
Star Publications Malaysia Bhd.	77,500	63,923
Supermax Corp. Bhd.	80,700	60,299
UOA Development Bhd.	89,800	60,415

		244,185

Mexico—2.8%
America Movil S.A.B. de C.V., Ser. L	61,900	59,847
Credito Real S.A.B. de C.V.	34,000	71,589
Industrias Bachoco S.A.B. de C.V., Ser. B	17,400	75,790
TF Administradora Industrial S de RL de C.V. REIT	31,400	63,672

		270,898

Peru—0.7%
Intercorp Financial Services, Inc.	1,946	64,179

Poland—1.9%
Asseco Poland S.A.	4,559	61,484
Powszechny Zaklad Ubezpieczen S.A.	448	65,958
Synthos S.A.	40,087	58,289

		185,731

Russian Federation—6.2%
Acron JSC (b)(c)	1,802	70,314
Bashneft OAO (b)(c)	931	60,254
Gazprom Neft OAO ADR	2,900	58,580
Gazprom OAO (b)	16,866	68,645
Lukoil OAO (b)(c)	995	56,188
Mobile Telesystems OJSC (b)(c)	7,100	57,581
Rosneft OAO (b)(c)	8,162	52,890
Sistema JSFC (b)(c)	58,186	72,151
Surgutneftegas OAO ADR	7,513	54,469
Tatneft OAO (b)(c)	9,423	54,653

		605,725

Singapore—1.2%
Cambridge Industrial Trust REIT	100,000	61,854
Lippo Malls Indonesia Retail Trust REIT	182,000	58,762

		120,616

South Africa—5.7%
DataTec Ltd.	13,214	64,674
Fountainhead Property Trust UNIT REIT	83,825	59,640
Imperial Holdings Ltd.	3,223	61,087
Reunert Ltd.	10,654	66,615
S.A. Corporate Real Estate Fund Nominees Pty Ltd. UNIT REIT	164,262	63,479
Sibanye Gold Ltd.	24,041	59,222
Telkom S.A. SOC Ltd. (c)	17,275	63,211
Vukile Property Fund Ltd. REIT	39,565	64,062
Wilson Bayly Holmes-Ovcon Ltd.	4,809	60,904

		562,894

	Shares	Value
Taiwan—10.2%
Casetek Holdings Ltd.	12,000	$66,499
Chicony Electronics Co., Ltd.	23,150	62,667
Chimei Materials Technology Corp.	54,000	65,300
Compeq Manufacturing Co., Ltd.	100,000	69,461
Gigabyte Technology Co., Ltd.	43,000	74,084
Hon Hai Precision Industry Co., Ltd. GDR	11,702	72,904
Inventec Corp.	68,000	63,584
King Yuan Electronics Co., Ltd.	79,000	68,603
King’s Town Bank	65,000	62,074
Lite-On Technology Corp.	41,129	66,705
Micro-Star International Co., Ltd.	48,000	71,524
Phison Electronics Corp.	8,000	58,726
Sinyi Realty Co.	35,000	60,194
Tripod Technology Corp.	32,000	62,868
Wistron NeWeb Corp.	29,000	69,560

		994,753

Thailand—4.4%
Delta Electronics Thailand PCL (b)	34,400	59,710
Delta Electronics Thailand PCL NVDR	3,800	6,596
GFPT PCL NVDR	147,400	60,687
PTT Exploration & Production PCL (b)	10,700	50,075
PTT Exploration & Production PCL NVDR	1,900	8,892
PTT Global Chemical PCL (b)	22,300	46,758
PTT Global Chemical PCL NVDR	6,700	14,048
PTT PCL NVDR	6,600	59,157
Siamgas & Petrochemicals PCL NVDR	119,600	61,931
Thanachart Capital PCL (b)	48,100	49,910
Thanachart Capital PCL NVDR	8,200	8,509

		426,273

Turkey—4.0%
Aksa Akrilik Kimya Sanayii	17,627	60,810
Aygaz AS	14,521	64,143
Cimsa Cimento Sanayi VE Tica	10,517	67,446
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	68,801	63,636
Soda Sanayii AS	41,152	69,621
Turk Traktor ve Ziraat Makineleri AS	2,228	67,660

		393,316

Total Common Stock (cost—$8,720,709)		9,003,270

Preferred Stock—4.0%
Brazil—3.4%
AES Tiete S.A.	7,700	58,808
Banco ABC Brasil S.A.	11,634	68,081
Banco Daycoval S.A.	15,400	62,691
Cia Energetica de Minas Gerais	2,492	17,329
Itausa - Investimentos Itau S.A.	17,446	66,504
Petroleo Brasileiro S.A.	8,800	65,559

		338,972

Russian Federation—0.6%
AK Transneft OAO (b)(c)	24	55,016

Total Preferred Stock (cost—$407,020)		393,988

	Shares	Value
Equity-Linked Securities—1.1%
India—1.1%
CLSA Financial Products, Ltd.,Mphasis Ltd., expires 8/13/18	6,983	$52,024
Merrill Lynch International & Co.,Oil & Natural Gas Corp. Ltd., expires 5/13/15	8,800	56,232

Total Equity-Linked Securities (cost—$88,010)		108,256

Total Investments (cost—$9,215,739) (a)—97.0%		9,505,514

Other assets less liabilities—3.0%		294,064

Net Assets—100.0%		$9,799,578

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $6,110,659, representing 62.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $754,145, representing 7.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

120	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	9.7%
Oil, Gas & Consumable Fuels	9.3%
Electronic Equipment, Instruments & Components	5.5%
Insurance	4.4%
Technology Hardware, Storage & Peripherals	4.2%
Chemicals	3.9%
Real Estate Investment Trust	3.8%
Transportation Infrastructure	3.4%
Wireless Telecommunication Services	3.3%
Metals & Mining	3.2%
Electric Utilities	3.1%
Food Products	2.6%
Automobiles	2.6%
Real Estate Management & Development	2.5%
Textiles, Apparel & Luxury Goods	2.5%
Semiconductors & Semiconductor Equipment	2.0%
Auto Components	2.0%
IT Services	2.0%
Tobacco	1.9%
Construction Materials	1.9%
Diversified Financial Services	1.8%
Machinery	1.4%
Consumer Finance	1.3%
Distributors	1.3%
Industrial Conglomerates	1.3%
Gas Utilities	1.3%
Hotels, Restaurants & Leisure	1.3%
Water Utilities	1.3%
Diversified Telecommunication Services	1.2%
Software	1.2%
Health Care Equipment & Supplies	1.2%
Household Durables	1.1%
Thrifts & Mortgage Finance	0.7%
Communications Equipment	0.7%
Media	0.7%
Oil & Gas	0.6%
Health Care Providers & Services	0.6%
Multi-line Retail	0.6%
Construction & Engineering	0.6%
Capital Markets	0.6%
Marine	0.6%
Independent Power Producers & Energy Traders	0.6%
Pharmaceuticals	0.6%
Pipelines	0.6%
Other assets less liabilities	3.0%

100.0%

AllianzGI NFJ Global Dividend Value Fund

	Shares	Value
Common Stock—97.5%
Brazil—4.8%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	124,400	$1,217,876
Cia Energetica de Minas Gerais ADR	162,289	1,139,269
Vale S.A. ADR	94,600	1,206,150

		3,563,295

Canada—1.1%
Barrick Gold Corp.	53,400	860,274

China—3.9%
China Mobile Ltd.	152,600	1,494,637
China Petroleum & Chemical Corp., Class H	1,534,000	1,387,219

		2,881,856

France—4.0%
Total S.A.	42,999	3,018,811

Germany—2.0%
Siemens AG	11,100	1,475,246

Hong Kong—1.8%
First Pacific Co., Ltd.	1,224,600	1,387,115

Israel—3.7%
Israel Chemicals Ltd.	147,300	1,300,027
Teva Pharmaceutical Industries Ltd. ADR	28,400	1,433,916

		2,733,943

Japan—5.8%
Daihatsu Motor Co., Ltd.	90,900	1,575,587
ITOCHU Corp.	117,400	1,393,768
Mizuho Financial Group, Inc.	710,300	1,387,354

		4,356,709

Korea (Republic of)—4.1%
POSCO	4,900	1,389,122
SK Telecom Co., Ltd.	7,739	1,663,479

		3,052,601

Russian Federation—5.6%
Lukoil OAO ADR	25,000	1,414,000
Mobile Telesystems OJSC ADR	78,579	1,452,926
Sberbank of Russia ADR	131,000	1,327,030

		4,193,956

South Africa—2.0%
Sasol Ltd. ADR	26,221	1,475,980

Spain—4.3%
Banco Santander S.A.	163,549	1,674,685
Enagas S.A.	52,700	1,550,906

		3,225,591

Switzerland—3.8%
Credit Suisse Group AG (b)	49,129	1,459,057
Swiss Re AG	15,303	1,361,818

		2,820,875

United Kingdom—7.8%
BAE Systems PLC	203,500	1,445,650
GlaxoSmithKline PLC	52,268	1,402,688
Imperial Tobacco Group PLC	35,000	1,580,519
TESCO PLC	268,000	1,364,448

		5,793,305

	Shares	Value
United States—42.8%
Axis Capital Holdings Ltd.	33,500	$1,540,665
Baxter International, Inc.	19,800	1,473,318
CA, Inc.	44,200	1,268,098
Cisco Systems, Inc.	129,000	3,175,980
ConocoPhillips	22,300	1,782,662
Deere & Co.	16,200	1,476,954
Ford Motor Co.	96,400	1,584,816
Intel Corp.	58,700	1,603,684
JPMorgan Chase & Co.	25,500	1,417,035
MetLife, Inc.	28,600	1,456,598
Microsoft Corp.	39,300	1,608,942
Navient Corp.	62,100	981,180
Norfolk Southern Corp.	16,300	1,642,225
Northrop Grumman Corp.	11,900	1,446,445
Pfizer, Inc.	44,200	1,309,646
PNC Financial Services Group, Inc.	17,800	1,517,806
Seagate Technology PLC	26,000	1,396,980
SLM Corp.	62,100	534,681
Verizon Communications, Inc.	31,200	1,558,752
Wal-Mart Stores, Inc.	19,200	1,473,984
Xerox Corp.	135,200	1,669,720

		31,920,171

Total Common Stock (cost—$65,320,557)		72,759,728

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $1,170,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $1,197,836 including accrued interest
(cost—$1,170,000)	$1,170	1,170,000

Total Investments (cost—$66,490,557) (a)—99.1%		73,929,728

Other assets less liabilities—0.9%		671,752

Net Assets—100.0%		$74,601,480

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $29,312,136, representing 39.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	121

Schedule of Investments

May 31, 2014 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	12.2%
Banks	9.7%
Wireless Telecommunication Services	6.1%
Insurance	5.8%
Pharmaceuticals	5.6%
Metals & Mining	4.6%
Communications Equipment	4.3%
Automobiles	4.2%
Aerospace & Defense	3.9%
Software	3.9%
Food & Staples Retailing	3.8%
IT Services	2.2%
Road & Rail	2.2%
Semiconductors & Semiconductor Equipment	2.1%
Tobacco	2.1%
Diversified Telecommunication Services	2.1%
Gas Utilities	2.1%
Consumer Finance	2.0%
Machinery	2.0%
Industrial Conglomerates	2.0%
Health Care Equipment & Supplies	2.0%
Capital Markets	2.0%
Technology Hardware, Storage & Peripherals	1.9%
Trading Companies & Distributors	1.9%
Diversified Financial Services	1.8%
Chemicals	1.8%
Water Utilities	1.7%
Electric Utilities	1.5%
Repurchase Agreements	1.6%
Other assets less liabilities	0.9%

100.0%

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—96.2%
Australia—6.6%
Abacus Property Group REIT	76,900	$173,276
Beach Energy Ltd.	98,600	152,212
Bendigo and Adelaide Bank Ltd.	11,200	122,386
Cabcharge Australia Ltd.	45,200	170,729
Charter Hall Retail REIT	39,200	146,123
Mermaid Marine Australia Ltd.	40,600	78,297
Primary Health Care Ltd.	48,400	201,711
Seven West Media Ltd.	80,800	140,305
SP AusNet	187,400	241,156

		1,426,195

Austria—2.3%
EVN AG	6,100	83,410
RHI AG	5,600	182,212
UNIQA Insurance Group AG	17,321	233,965

		499,587

Belgium—1.0%
Befimmo S.A. REIT	2,800	208,971

Brazil—2.3%
CETIP S.A. - Mercados Organizados	14,000	181,101
Cia de Saneamento Basico do Estado de Sao Paulo ADR	20,200	197,758
Ez Tec Empreendimentos e Participacoes S.A.	11,500	118,270

		497,129

Canada—7.8%
Cogeco, Inc.	4,700	252,057
Genworth MI Canada, Inc.	5,000	177,534
Horizon North Logistics, Inc.	21,900	157,539
Linamar Corp.	2,700	150,028
Martinrea International, Inc.	16,300	176,184
Methanex Corp.	2,500	142,750
Norbord, Inc.	4,100	103,379
ShawCor Ltd.	3,500	177,469
Total Energy Services, Inc.	10,100	198,870
Transcontinental, Inc., Class A	12,000	164,235

		1,700,045

China—6.1%
Guangdong Investment Ltd.	202,300	223,776
Guangshen Railway Co., Ltd., Class H	400,100	150,990
Huabao International Holdings Ltd.	357,000	166,416
Lonking Holdings Ltd.	807,000	143,796
Springland International Holdings Ltd.	387,100	162,848
Travelsky Technology Ltd., Class H	199,000	167,767
Wasion Group Holdings Ltd.	258,400	183,191
Zhejiang Expressway Co., Ltd., Class H	136,900	135,374

		1,334,158

Denmark—0.8%
Schouw & Co.	3,200	163,064

Finland—1.3%
Lassila & Tikanoja Oyj	7,371	144,990
Tieto Oyj	5,200	144,484

		289,474

France—2.2%
Alten S.A.	3,100	159,183
Groupe Steria SCA	3,400	92,308

	Shares	Value
Ipsen S.A.	4,500	$220,741

		472,232

Germany—3.7%
Indus Holding AG	3,300	161,049
Norma Group SE (b)	2,300	125,417
Wacker Neuson SE	13,500	285,419
Wincor Nixdorf AG	3,542	230,721

		802,606

Greece—1.0%
Costamare, Inc.	10,400	226,408

Hong Kong—6.1%
First Pacific Co., Ltd.	192,000	217,480
Johnson Electric Holdings Ltd.	207,700	179,987
Luk Fook Holdings International Ltd.	48,000	121,806
PCCW Ltd.	437,000	237,863
Shun Tak Holdings Ltd.	215,800	103,177
Singamas Container Holdings Ltd.	575,500	121,203
Television Broadcasts Ltd.	31,400	197,846
Yue Yuen Industrial Holdings Ltd.	51,100	158,179

		1,337,541

Israel—0.6%
Elbit Systems Ltd.	2,200	137,280

Italy—0.8%
Recordati SpA	10,400	175,197

Japan—17.0%
Aida Engineering Ltd.	15,300	135,292
Ain Pharmaciez, Inc.	3,100	141,442
Canon Electronics, Inc.	5,000	87,865
Dynam Japan Holdings Co., Ltd.	52,700	164,874
Enplas Corp.	2,600	170,452
Fields Corp.	7,700	103,255
Heiwado Co., Ltd.	9,100	133,306
Japan Aviation Electronics Industry Ltd.	9,700	181,099
Kaken Pharmaceutical Co., Ltd.	11,900	237,894
Kato Sangyo Co., Ltd.	9,700	205,740
KYORIN Holdings, Inc.	5,300	102,652
Mitsubishi Gas Chemical Co., Inc.	15,300	89,945
Mitsubishi Pencil Co., Ltd.	6,600	191,990
Nippon Flour Mills Co., Ltd.	28,000	148,364
Nippon Synthetic Chemical Industry Co., Ltd.	13,100	94,971
Nitto Kogyo Corp.	8,800	170,980
Paramount Bed Holdings Co., Ltd.	5,300	172,548
Showa Corp.	11,300	123,753
Sumitomo Osaka Cement Co., Ltd.	39,000	141,188
Toho Holdings Co., Ltd.	10,700	207,204
Tosoh Corp.	44,800	214,543
Towa Pharmaceutical Co., Ltd.	3,900	157,235
Toyo Suisan Kaisha Ltd.	4,600	140,245
Yamaguchi Financial Group, Inc.	18,700	178,915

		3,695,752

Korea (Republic of)—1.2%
KT Skylife Co., Ltd.	7,200	162,172
Sung Kwang Bend Co., Ltd.	5,000	101,940

		264,112

122	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
New Zealand—2.5%
Air New Zealand Ltd.	114,200	$212,552
Goodman Property Trust REIT	189,000	171,818
Telecom Corp. of New Zealand Ltd.	65,100	148,799

		533,169

Norway—4.5%
BW Offshore Ltd.	139,800	192,579
Ekornes ASA	8,900	129,064
Leroy Seafood Group ASA	5,100	170,741
Petroleum Geo-Services ASA	5,800	62,621
SpareBank 1 SMN	26,500	234,001
TGS Nopec Geophysical Co. ASA	5,900	192,562

		981,568

Panama—1.0%
Banco Latinoamericano de Comercio Exterior S.A.	8,000	213,920

Russian Federation—0.5%
CTC Media, Inc.	11,500	116,955

Singapore—0.6%
Lippo Malls Indonesia Retail Trust REIT	423,900	136,863

South Africa—2.0%
African Rainbow Minerals Ltd.	8,200	144,242
Investec Ltd.	12,200	104,781
JSE Ltd.	20,600	188,802

		437,825

Spain—0.5%
Grupo Catalana Occidente S.A.	3,100	116,899

Sweden—0.7%
Loomis AB, Class B	5,200	146,283

Switzerland—3.0%
BKW AG	4,900	169,626
GAM Holding AG (c)	9,300	171,664
Helvetia Holding AG	300	142,968
Siegfried Holding AG (c)	1,000	179,229

		663,487

Taiwan—2.4%
Gigabyte Technology Co., Ltd.	110,700	190,724
King Yuan Electronics Co., Ltd.	194,200	168,643
King’s Town Bank	172,000	164,258

		523,625

United Kingdom—17.2%
Bank of Georgia Holdings PLC	4,100	174,090
Beazley PLC	49,800	204,430
Berendsen PLC	11,100	185,244
Bodycote PLC	13,700	171,498
Catlin Group Ltd.	14,000	122,992
Crest Nicholson Holdings PLC	25,674	144,769
Debenhams PLC	107,900	137,827
Go-Ahead Group PLC	3,500	129,135
Inchcape PLC	19,100	199,839
Interserve PLC	18,400	199,544
ITE Group PLC	31,530	123,797
Kcom Group PLC	93,800	145,935
Marston’s PLC	75,100	190,297
Micro Focus International PLC	11,900	167,370
Mondi PLC	9,300	167,295
Morgan Advanced Materials PLC	35,700	202,978
Premier Oil PLC	29,300	173,103
RPC Group PLC	15,800	161,443
Soco International PLC (c)	22,100	155,820
Synergy Health PLC	6,800	144,545

	Shares	Value
Synthomer PLC	34,100	$150,393
UDG Healthcare PLC	34,400	198,355
William Hill PLC	15,700	93,672

		3,744,371

United States—0.5%
Maiden Holdings Ltd.	8,400	102,816

Total Common Stock (cost—$18,733,376)		20,947,532

Preferred Stock—2.3%
Brazil—0.9%
Banco ABC Brasil S.A.	34,600	202,475

Germany—1.4%
Hornbach Holding AG	1,600	154,854
Jungheinrich AG	1,900	137,902

		292,756

Total Preferred Stock (cost—$368,051)		495,231

Rights—0.0%
Brazil—0.0%
CETIP S.A. - Mercados Organizados, exercise price BRL 24.5, expires 6/19/14 (c) (cost—$0)	10	18

Total Investments (cost—$19,101,427) (a)—98.5%		21,442,781

Other assets less liabilities—1.5%		317,504

Net Assets—100.0%		$21,760,285

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $16,217,452, representing 74.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

BRL—Brazilian Real

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	6.1%
Banks	5.8%
Commercial Services & Supplies	5.3%
Media	4.5%
Insurance	4.2%
Pharmaceuticals	4.1%
Chemicals	4.0%
Real Estate Investment Trust	3.9%
Energy Equipment & Services	3.8%
Health Care Providers & Services	3.5%
Food Products	2.9%
Electronic Equipment, Instruments & Components	2.8%
IT Services	2.6%
Diversified Telecommunication Services	2.5%
Electric Utilities	2.3%
Oil, Gas & Consumable Fuels	2.2%
Food & Staples Retailing	2.2%
Capital Markets	2.1%
Auto Components	2.1%
Hotels, Restaurants & Leisure	2.1%
Technology Hardware, Storage & Peripherals	2.0%
Water Utilities	1.9%
Diversified Financial Services	1.9%
Household Durables	1.9%
Electrical Equipment	1.6%
Construction Materials	1.4%
Marine	1.4%
Multi-line Retail	1.3%
Road & Rail	1.3%
Specialty Retail	1.3%
Paper & Forest Products	1.3%
Industrial Conglomerates	1.2%
Airlines	1.0%
Distributors	0.9%
Construction & Engineering	0.9%
Life Sciences Tools & Services	0.8%
Thrifts & Mortgage Finance	0.8%
Health Care Equipment & Supplies	0.8%
Semiconductors & Semiconductor Equipment	0.8%
Software	0.8%
Containers & Packaging	0.7%
Textiles, Apparel & Luxury Goods	0.7%
Metals & Mining	0.6%
Aerospace & Defense	0.6%
Transportation Infrastructure	0.6%
Leisure Equipment & Products	0.5%
Building Products	0.5%
Other assets less liabilities	1.5%

100.0%

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	123

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI NFJ International Value II Fund

	Shares	Value
Common Stock—97.4%
Australia—1.4%
AMP Ltd.	57,475	$283,482
SP AusNet	117,400	151,076

		434,558

Austria—1.2%
EVN AG	13,608	186,072
OMV AG	4,794	198,688

		384,760

Brazil—2.8%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	46,200	452,298
Vale S.A. ADR	32,300	411,825

		864,123

Canada—7.9%
Atco Ltd., Class I	6,700	319,645
Barrick Gold Corp.	5,400	87,651
Canadian Imperial Bank of Commerce	3,600	317,602
Cogeco Cable, Inc.	4,700	271,259
Genworth MI Canada, Inc.	6,700	237,895
Manulife Financial Corp.	15,400	281,924
Power Financial Corp.	9,500	286,060
Shaw Communications, Inc., Class B	12,500	310,750
Suncor Energy, Inc.	9,600	369,888

		2,482,674

China—4.7%
China Construction Bank Corp., Class H	420,200	308,569
China Mobile Ltd.	27,300	267,389
China Petroleum & Chemical Corp., Class H	363,000	328,266
CNOOC Ltd.	158,300	270,509
Guangdong Investment Ltd.	276,400	305,743

		1,480,476

Denmark—0.9%
Carlsberg A/S, Class B	2,600	271,221

France—5.1%
Arkema S.A.	2,600	266,094
AXA S.A.	10,600	261,987
Christian Dior S.A.	1,500	313,864
Cie Generale des Etablissements Michelin	2,100	258,605
Sanofi	4,500	481,108

		1,581,658

Germany—2.4%
Deutsche Boerse AG	2,800	213,877
Muenchener Rueckversicherungs AG	900	199,676
Talanx AG	8,900	322,494

		736,047

Hong Kong—7.0%
BOC Hong Kong Holdings Ltd.	89,800	269,527
First Pacific Co., Ltd.	346,100	392,030
Jardine Strategic Holdings Ltd.	9,000	327,888
PCCW Ltd.	621,000	338,016
Television Broadcasts Ltd.	47,600	299,919
Wheelock & Co., Ltd.	72,300	292,947
Yue Yuen Industrial Holdings Ltd.	89,300	276,426

		2,196,753

India—2.5%
Sesa Sterlite Ltd. ADR	23,100	433,356

	Shares	Value
Tata Motors Ltd. ADR	9,700	$361,228

		794,584

Ireland—0.8%
Smurfit Kappa Group PLC	10,568	255,117

Israel—2.2%
Israel Chemicals Ltd. ADR	29,600	262,552
Teva Pharmaceutical Industries Ltd. ADR	8,200	414,018

		676,570

Japan—12.1%
Central Japan Railway Co.	2,800	372,343
Daiwa Securities Group, Inc.	27,600	224,187
Isuzu Motors Ltd.	44,700	274,442
Japan Airlines Co., Ltd.	3,900	203,996
Kaken Pharmaceutical Co., Ltd.	10,500	209,906
KYORIN Holdings, Inc.	6,100	118,146
Mitsui & Co., Ltd.	31,300	476,306
Mizuho Financial Group, Inc.	187,800	366,810
Nippon Telegraph & Telephone Corp.	8,000	473,614
Nissan Motor Co., Ltd.	23,700	213,894
Nitori Holdings Co., Ltd.	6,500	319,802
Otsuka Holdings Co., Ltd.	7,600	215,198
Suruga Bank Ltd.	12,200	211,150
Toyo Suisan Kaisha Ltd.	3,800	115,855

		3,795,649

Mexico—1.0%
America Movil S.A.B. de C.V., Ser. L ADR	16,700	322,811

Norway—5.0%
Leroy Seafood Group ASA	6,700	224,307
SpareBank 1 SR Bank ASA	28,851	284,794
Statoil ASA	17,800	545,530
Telenor ASA	9,400	222,951
Yara International ASA	6,300	287,710

		1,565,292

Russian Federation—4.5%
Gazprom OAO ADR	47,600	388,892
Lukoil OAO ADR	6,100	345,016
Mobile Telesystems OJSC ADR	16,400	303,236
Sberbank of Russia ADR	36,900	373,797

		1,410,941

Singapore—4.3%
DBS Group Holdings Ltd.	26,136	352,376
First Resources Ltd.	77,100	154,500
Golden Agri-Resources Ltd.	636,943	292,552
Mapletree Industrial Trust REIT	219,000	251,587
Sembcorp Industries Ltd.	67,300	290,425

		1,341,440

South Africa—1.1%
Sasol Ltd. ADR	6,000	337,740

Spain—1.5%
Enagas S.A.	6,000	176,574
Mapfre S.A.	69,800	285,247

		461,821

Switzerland—2.8%
GAM Holding AG	12,100	223,347
Helvetia Holding AG	600	285,936
Roche Holdings AG	1,200	353,703

		862,986

Taiwan—1.3%
Advanced Semiconductor Engineering, Inc. ADR	62,200	400,568

	Shares	Value
Turkey—1.1%
KOC Holding AS ADR	14,700	$360,003

United Kingdom—23.2%
Aberdeen Asset Management PLC	22,400	167,409
BAE Systems PLC	40,800	289,840
BP PLC	34,600	291,662
BT Group PLC	57,200	380,962
Centrica PLC	35,800	201,666
Crest Nicholson Holdings PLC	49,978	281,812
GlaxoSmithKline PLC	16,400	440,118
HSBC Holdings PLC	28,400	299,574
Imperial Tobacco Group PLC	11,500	519,313
Inchcape PLC	30,300	317,022
Kingfisher PLC	49,100	323,371
Marks & Spencer Group PLC	38,500	290,667
Mondi PLC	18,100	325,595
Old Mutual PLC	97,600	330,955
Persimmon PLC (b)	13,705	307,576
Reckitt Benckiser Group PLC	3,900	333,850
Rio Tinto PLC	6,800	348,735
Royal Dutch Shell PLC, Class A	12,100	475,809
Sage Group PLC	43,300	297,669
Serco Group PLC	31,300	194,960
Smith & Nephew PLC	19,500	341,892
TESCO PLC	53,700	273,399
William Hill PLC	35,000	208,823

		7,242,679

United States—0.6%
Ensco PLC, Class A	3,800	200,108

Total Common Stock (cost—$28,370,765)		30,460,579

	Principal Amount (000s)
Repurchase Agreements—11.6%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $3,620,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $3,697,023 including accrued interest
(cost—$3,620,000)	$3,620	3,620,000

Total Investments (cost—$31,990,765) (a)—109.0%		34,080,579

Liabilities in excess of other assets—(9.0)%		(2,824,027)

Net Assets—100.0%		$31,256,552

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $21,208,040, representing 67.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

124	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	11.3%
Banks	9.0%
Insurance	8.1%
Pharmaceuticals	7.3%
Diversified Telecommunication Services	4.5%
Metals & Mining	4.1%
Industrial Conglomerates	3.0%
Media	2.9%
Wireless Telecommunication Services	2.8%
Automobiles	2.7%
Chemicals	2.7%
Food Products	2.5%
Water Utilities	2.5%
Specialty Retail	2.0%
Capital Markets	1.9%
Diversified Financial Services	1.9%
Textiles, Apparel & Luxury Goods	1.9%
Household Durables	1.9%
Multi-Utilities	1.7%
Tobacco	1.7%
Trading Companies & Distributors	1.5%
Semiconductors & Semiconductor Equipment	1.3%
Road & Rail	1.2%
Health Care Equipment & Supplies	1.1%
Electric Utilities	1.1%
Household Products	1.1%
Paper & Forest Products	1.0%
Distributors	1.0%
Software	1.0%
Real Estate Management & Development	0.9%
Multi-line Retail	0.9%
Aerospace & Defense	0.9%
Food & Staples Retailing	0.9%
Beverages	0.9%
Auto Components	0.8%
Containers & Packaging	0.8%
Real Estate Investment Trust	0.8%
Thrifts & Mortgage Finance	0.7%
Hotels, Restaurants & Leisure	0.7%
Airlines	0.6%
Energy Equipment & Services	0.6%
Commercial Services & Supplies	0.6%
Gas Utilities	0.6%
Repurchase Agreements	11.6%
Liabilities in excess of other assets	(9.0)%

100.0%

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—80.6%
Aerospace & Defense—0.9%
TransDigm, Inc.,
7.75%, 12/15/18	$5,700	$6,134,625
Triumph Group, Inc.,
8.625%, 7/15/18	340	357,646

		6,492,271

Auto Manufacturers—0.3%
Chrysler Group LLC,
8.25%, 6/15/21	2,000	2,290,000

Banking—1.0%
Ally Financial, Inc.,
3.125%, 1/15/16	720	741,600
3.50%, 7/18/16	3,000	3,101,250
4.75%, 9/10/18	930	990,450
5.50%, 2/15/17	1,535	1,670,272
CIT Group, Inc.,
5.00%, 5/15/17	567	607,399

		7,110,971

Building Materials—5.4%
Ainsworth Lumber Co., Ltd. (a)(c),
7.50%, 12/15/17	15,491	16,381,733
Jeld-Wen, Inc. (a)(c),
12.25%, 10/15/17	20,665	22,576,512

		38,958,245

Chemicals—1.1%
Ashland, Inc.,
3.00%, 3/15/16	3,025	3,096,844
3.875%, 4/15/18	4,840	4,997,300

		8,094,144

Commercial Services—7.0%
ADT Corp.,
4.125%, 4/15/19	15,650	15,689,125
Alliance Data Systems Corp. (a)(c),
5.25%, 12/1/17	22,441	23,675,255
Hertz Corp.,
4.25%, 4/1/18	85	88,825
7.50%, 10/15/18	10,933	11,575,314

		51,028,519

Computers—0.1%
Seagate HDD Cayman (a)(c),
3.75%, 11/15/18	1,000	1,032,500

Containers & Packaging—3.1%
Ardagh Packaging Finance PLC (a)(c),
7.375%, 10/15/17	20,713	21,917,651
Beverage Packaging Holdings Luxembourg II S.A. (a)(c),
5.625%, 12/15/16	250	254,688

		22,172,339

Diversified Financial Services—2.7%
Aircastle Ltd., 6.75%, 4/15/17	2,695	3,025,137
Ford Motor Credit Co. LLC,
3.875%, 1/15/15	1,300	1,326,520
General Motors Financial Co., Inc.,
2.75%, 5/15/16	500	509,063
3.25%, 5/15/18	250	254,375
4.75%, 8/15/17	5,555	5,943,850
6.75%, 6/1/18	1,725	1,972,969
International Lease Finance Corp.,
4.875%, 4/1/15	1,900	1,957,000
5.65%, 6/1/14	750	750,000

	Principal Amount (000s)	Value
SLM Corp.,
5.00%, 4/15/15	$175	$180,906
5.00%, 6/15/18	2,220	2,226,298
6.00%, 1/25/17	1,500	1,638,750

		19,784,868

Electric Utilities—3.8%
AES Corp.,
7.75%, 10/15/15	300	324,750
Ipalco Enterprises, Inc. (a)(c),
7.25%, 4/1/16	2,300	2,518,500
NRG Energy, Inc.,
7.625%, 1/15/18	21,348	24,470,145

		27,313,395

Electrical Equipment—0.9%
General Cable Corp. (e),
2.608%, 4/1/15	6,167	6,190,126

Entertainment—1.5%
Scientific Games International, Inc.,
9.25%, 6/15/19	9,983	10,544,544

Food & Beverage—1.5%
Constellation Brands, Inc.,
8.375%, 12/15/14	73	75,920
Delhaize Group S.A.,
6.50%, 6/15/17	760	861,258
Stater Bros. Holdings, Inc.,
7.375%, 11/15/18	2,213	2,338,311
7.75%, 4/15/15	7,495	7,509,053

		10,784,542

Healthcare-Products—0.3%
Hanger, Inc.,
7.125%, 11/15/18	2,072	2,191,140

Healthcare-Services—1.2%
DaVita HealthCare Partners, Inc.,
6.375%, 11/1/18	8,115	8,530,894

Holding Companies-Diversified—0.1%
Leucadia National Corp.,
8.125%, 9/15/15	860	934,390

Home Builders—1.8%
Meritage Homes Corp.,
4.50%, 3/1/18	10,010	10,285,275
William Lyon Homes, Inc. (a)(c),
5.75%, 4/15/19	2,500	2,568,750

		12,854,025

Household Products/Wares—2.0%
Jarden Corp.,
7.50%, 5/1/17	695	794,037
Reynolds Group Issuer, Inc.,
8.50%, 5/15/18	12,900	13,496,625

		14,290,662

Internet—0.7%
IAC,
4.875%, 11/30/18	5,060	5,325,650

Iron/Steel—0.9%
ArcelorMittal,
4.25%, 2/25/15	4,650	4,743,000
Commercial Metals Co.,
6.50%, 7/15/17	1,775	1,980,234

		6,723,234

Leisure—0.1%
NCL Corp. Ltd.,
5.00%, 2/15/18	650	674,375

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	125

Schedule of Investments

May 31, 2014 (Unaudited)

	Principal Amount (000s)	Value
Lodging—0.9%
Felcor Lodging L.P.,
6.75%, 6/1/19	$2,795	$2,990,650
MGM Resorts International,
6.625%, 7/15/15	3,619	3,836,140

		6,826,790

Machinery-Diversified—0.9%
CNH Capital LLC,
3.625%, 4/15/18	3,370	3,471,100
3.875%, 11/1/15	2,620	2,698,600

		6,169,700

Media—8.9%
Allbritton Communications Co.,
8.00%, 5/15/18	1,194	1,249,222
Cablevision Systems Corp.,
7.75%, 4/15/18	11,728	13,296,620
CCO Holdings LLC,
7.25%, 10/30/17	18,816	19,968,480
DISH DBS Corp.,
4.25%, 4/1/18	4,235	4,436,162
4.625%, 7/15/17	6,355	6,768,075
6.625%, 10/1/14	65	66,138
Numericable Group S.A. (a)(c),
4.875%, 5/15/19	18,200	18,586,750

		64,371,447

Mining—5.4%
Alcoa, Inc.,
6.75%, 7/15/18	8,900	10,199,382
FMG Resources August 206 Pty Ltd. (a)(c),
6.875%, 2/1/18	12,005	12,605,250
Novelis, Inc.,
8.375%, 12/15/17	15,105	16,143,469

		38,948,101

Oil & Gas—3.9%
Chesapeake Energy Corp.,
3.25%, 3/15/16	3,125	3,152,344
Newfield Exploration Co.,
7.125%, 5/15/18	1,150	1,185,937
Sabine Pass LNG L.P.,
7.50%, 11/30/16	18,480	20,559,000
Whiting Petroleum Corp.,
6.50%, 10/1/18	2,900	3,041,375

		27,938,656

Paper & Forest Products—2.2%
Cascades, Inc.,
7.75%, 12/15/17	15,550	16,220,205

Pharmaceuticals—3.7%
Valeant Pharmaceuticals International (a)(c),
6.875%, 12/1/18	25,230	26,649,187

Pipelines—3.6%
Eagle Rock Energy Partners L.P.,
8.375%, 6/1/19	12,860	14,001,325
Kinder Morgan Finance Co. LLC (a)(c),
6.00%, 1/15/18	1,800	1,981,649
Targa Resources Partners L.P.,
7.875%, 10/15/18	9,419	10,031,235

		26,014,209

Real Estate Investment Trust—0.0%
Felcor Lodging L.P.,
10.00%, 10/1/14	278	285,645

Retail—2.5%
Limited Brands, Inc.,
5.25%, 11/1/14	125	127,500
Tops Holding Corp.,
8.875%, 12/15/17	16,695	18,301,894

		18,429,394

	Principal Amount (000s)	Value
Semiconductors—0.3%
NXP BV (a)(c),
3.50%, 9/15/16	$2,000	$2,052,500

Telecommunications—11.7%
Brightstar Corp. (a)(c),
7.25%, 8/1/18	8,540	9,458,050
9.50%, 12/1/16	1,000	1,086,250
CenturyLink, Inc.,
5.15%, 6/15/17	1,010	1,103,425
6.00%, 4/1/17	6,035	6,683,763
Inmarsat Finance PLC (a)(c),
7.375%, 12/1/17	6,540	6,815,661
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	13,250	14,227,187
Intelsat Luxembourg S.A.,
6.75%, 6/1/18	1,730	1,844,613
SBA Communications Corp.,
5.625%, 10/1/19	3,745	3,974,381
Sprint Communications, Inc.,
6.00%, 12/1/16	3,160	3,464,150
8.375%, 8/15/17	9,862	11,612,505
T-Mobile USA, Inc.,
6.464%, 4/28/19	23,346	24,775,942

		85,045,927

Transportation—0.2%
AWAS Aviation Capital Ltd. (a)(c),
7.00%, 10/17/16	1,381	1,431,186

Total Corporate Bonds & Notes (cost—$577,825,172)		583,703,781

Senior Loans (a)(b)—17.4%
Aerospace & Defense—1.8%
Transdigm, Inc., Term C (d),
3.75%, 2/28/20	12,974	12,931,033

Auto Manufacturers—0.8%
Chrysler Group LLC, Term B,
3.50%, 5/24/17	5,969	5,981,994

Financial Services—3.2%
Capital Automotive L.P.,
4.00%, 4/10/19, Term B	2,599	2,611,396
6.00%, 4/29/20 (d)	5,687	5,800,842
Delos Finance Sarl, Term B,
3.50%, 3/6/21	15,000	15,022,770

		23,435,008

Food & Beverage—1.7%
Sprouts Farmers Markets Holdings LLC,
4.00%, 4/23/20	12,084	12,102,689

Health Care Providers & Services—0.4%
Community Health Systems, Inc., Term B,
3.40% - 3.478%, 1/25/17	2,993	3,001,376

Insurance—3.6%
Asurion LLC,
5.00%, 5/24/19, Term B1	9,708	9,746,103
8.50%, 2/28/21	16,000	16,440,000

		26,186,103

IT Services—0.4%
Blue Coat Systems, Inc.,
4.00%, 5/31/19	2,978	2,979,828

Software—1.9%
First Data Corp.,
3.65%, 3/24/17, Term B	8,500	8,505,313
4.15%, 3/24/18, Term C1	5,000	5,015,605

		13,520,918

	Principal Amount (000s)	Value
Specialty Retail—0.9%
J Crew Group, Inc., Term B,
4.00% - 5.25%, 3/5/21	$6,518	$6,491,021

Telecommunications—2.7%
Univision Communications, Inc.,
4.00%, 3/1/20, Term C3	4,975	4,966,581
4.00%, 3/1/20, Term C4	14,960	14,932,025

		19,898,606

Total Senior Loans (cost—$126,330,023)		126,528,576

Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $15,596,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $15,911,988 including accrued interest
(cost—$15,596,000)	15,596	15,596,000

Total Investments (cost—$719,751,195)—100.2%		725,828,357

Liabilities in excess of other assets—(0.2)%		(1,367,687)

Net Assets—100.0%		$724,460,670

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $298,120,648, representing 41.2% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on May 31, 2014.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) When-issued or delayed-delivery. To be settled/delivered after May 31, 2014.

(e) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on May 31, 2014.

126	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Structured Return Fund

	Principal Amount (000s)	Value
Short-Term Investments—99.0%
U.S. Treasury Obligations—77.4%
U.S. Treasury Bills (a)(b),
0.025%, 8/21/14 (cost—$12,999,269)	$13,000	$12,999,207

Repurchase Agreements—21.6%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $3,638,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $3,711,811 including accrued interest
(cost—$3,638,000)	3,638	3,638,000

Total Short-Term Investments (cost—$16,637,269)		16,637,207

	Contracts
Options Purchased (c)(e)— 0.2%
Call Options—0.1%
Nasdaq 100 Stock Index, strike price $4,025.00, expires 6/6/14	1	39
strike price $4,000.00, expires 6/21/14	5	250
Russell 2000 Index, strike price $1,250.00, expires 6/6/14	2	45
strike price $1,210.00, expires 6/21/14	2	65
strike price $1,320.00, expires 6/21/14	17	340
strike price $1,350.00, expires 6/21/14	10	250
strike price $1,380.00, expires 6/21/14	10	261
strike price $1,500.00, expires 6/21/14	9	145
strike price $1,160.00, expires 6/27/14	2	1,610
strike price $1,170.00, expires 6/30/14	2	1,180
strike price $1,180.00, expires 6/30/14	2	750
strike price $1,320.00, expires 6/30/14	8	209
Russell 2000 Index Flex, strike price $1,180.00, expires 6/2/14	1	—(d	)
strike price $1,225.00, expires 6/2/14	4	—(d	)
strike price $1,290.00, expires 6/2/14	2	—(d	)
strike price $1,350.00, expires 6/2/14	8	—(d	)
strike price $1,247.00, expires 6/4/14	4	—(d	)
strike price $1,370.00, expires 6/4/14	8	—(d	)
strike price $1,236.00, expires 6/6/14	4	—(d	)
strike price $1,370.00, expires 6/6/14	8	—(d	)
strike price $1,180.00, expires 6/9/14	1	56
strike price $1,215.00, expires 6/9/14	4	5
strike price $1,290.00, expires 6/9/14	2	—(d	)

	Contracts	Value
strike price $1,350.00, expires 6/9/14	8	$	—(d	)
strike price $1,215.00, expires 6/11/14	4		13
strike price $1,360.00, expires 6/11/14	8		—(d	)
strike price $1,200.00, expires 6/16/14	4		168
strike price $1,320.00, expires 6/16/14	8		—(d	)
strike price $1,219.00, expires 6/23/14	4		130
strike price $1,320.00, expires 6/23/14	8		1
strike price $1,160.00, expires 6/25/14	2		1,707
strike price $1,210.00, expires 6/25/14	5		350
strike price $1,330.00, expires 6/25/14	10		1
strike price $1,190.00, expires 6/27/14	5		1,174
strike price $1,330.00, expires 6/27/14	10		2
strike price $1,180.00, expires 7/2/14	5		2,410
strike price $1,340.00, expires 7/2/14	10		3
strike price $1,180.00, expires 7/3/14	5		2,519
strike price $1,340.00, expires 7/3/14	10		4
strike price $1,168.00, expires 7/7/14	5		4,561
strike price $1,330.00, expires 7/7/14	10		9
strike price $1,300.00, expires 7/9/14	10		37
S&P 500 Index, strike price $1,925.00, expires 6/30/14	3		5,670
strike price $2,150.00, expires 6/30/14	7		70

			24,034

Put Options—0.1%
Nasdaq 100 Stock Index, strike price $2,700.00, expires 6/6/14	1		8
strike price $2,800.00, expires 6/6/14	2		15
strike price $3,525.00, expires 6/6/14	2		105
strike price $2,750.00, expires 6/13/14	13		671
strike price $2,775.00, expires 6/13/14	2		15
strike price $3,525.00, expires 6/13/14	2		445
strike price $2,400.00, expires 6/21/14	4		50
strike price $2,700.00, expires 6/21/14	5		38
strike price $2,750.00, expires 6/21/14	5		62
strike price $2,725.00, expires 6/27/14	3		109
Russell 2000 Index, strike price $1,080.00, expires 6/6/14	5		175

	Contracts	Value
strike price $1,075.00, expires 6/13/14	5	$837
strike price $700.00, expires 6/21/14	3	23
strike price $800.00, expires 6/21/14	10	75
strike price $830.00, expires 6/21/14	10	100
strike price $840.00, expires 6/21/14	17	170
strike price $1,030.00, expires 6/21/14	5	500
strike price $1,120.00, expires 6/27/14	2	3,180
S&P 500 Index, strike price $1,300.00, expires 6/6/14	11	110
strike price $1,350.00, expires 6/6/14	12	90
strike price $1,375.00, expires 6/6/14	12	90
strike price $1,425.00, expires 6/6/14	35	350
strike price $1,450.00, expires 6/6/14	84	840
strike price $1,840.00, expires 6/6/14	4	170
strike price $1,865.00, expires 6/6/14	2	125
strike price $1,325.00, expires 6/13/14	12	180
strike price $1,375.00, expires 6/13/14	36	270
strike price $1,400.00, expires 6/13/14	29	217
strike price $1,425.00, expires 6/13/14	24	180
strike price $1,840.00, expires 6/13/14	5	537
strike price $1,865.00, expires 6/13/14	2	405
strike price $1,250.00, expires 6/21/14	5	38
strike price $1,325.00, expires 6/21/14	12	90
strike price $1,365.00, expires 6/21/14	11	82
strike price $1,475.00, expires 6/21/14	22	220
strike price $1,840.00, expires 6/21/14	5	1,100
strike price $1,860.00, expires 6/21/14	2	700
strike price $1,350.00, expires 6/27/14	24	180
strike price $1,375.00, expires 6/27/14	10	75
strike price $1,425.00, expires 6/27/14	20	150
strike price $1,475.00, expires 6/27/14	10	125
strike price $1,835.00, expires 6/27/14	5	1,750
strike price $1,275.00, expires 6/30/14	10	150
strike price $1,300.00, expires 6/30/14	12	150
strike price $1,425.00, expires 6/30/14	10	100

		15,052

Total Options Purchased (cost—$169,168)		39,086

Total Investments, before options written (cost—$16,806,437)—99.2%		16,676,293

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	127

Schedule of Investments

May 31, 2014 (Unaudited)

	Contracts	Value
Options Written (c)(e)—(0.3)%
Call Options—(0.1)%
iPath S&P 500 VIX, strike price $49.00, expires 6/13/14	43	$(129)
strike price $64.00, expires 6/21/14	69	(207)
strike price $67.00, expires 6/21/14	21	(2,594)
strike price $69.00, expires 6/21/14	19	(142)
Nasdaq 100 Stock Index, strike price $3,775.00, expires 6/6/14	1	(675)
Russell 2000 Index, strike price $1,250.00, expires 6/11/14	12	(1)
strike price $1,220.00, expires 6/21/14	15	(338)
strike price $1,240.00, expires 6/21/14	10	(125)
strike price $1,250.00, expires 6/21/14	10	(75)
strike price $1,280.00, expires 6/21/14	9	(135)
strike price $1,310.00, expires 6/21/14	7	(175)
strike price $1,180.00, expires 6/27/14	4	(1,290)
strike price $1,210.00, expires 6/30/14	12	(990)
Russell 2000 Index Flex, strike price $1,220.00, expires 6/2/14	3	—(d )
strike price $1,262.00, expires 6/2/14	12	—(d )
strike price $1,280.00, expires 6/4/14	12	—(d )
strike price $1,270.00, expires 6/6/14	12	—(d )
strike price $1,210.00, expires 6/9/14	3	(7)
strike price $1,250.00, expires 6/9/14	12	—(d )
strike price $1,235.00, expires 6/16/14	12	(32)
strike price $1,250.00, expires 6/23/14	12	(57)
strike price $1,185.00, expires 6/25/14	4	(1,104)
strike price $1,240.00, expires 6/25/14	15	(182)
strike price $1,225.00, expires 6/27/14	15	(527)
strike price $1,215.00, expires 7/2/14	15	(1,402)
strike price $1,215.00, expires 7/3/14	15	(1,511)
strike price $1,205.00, expires 7/7/14	15	(3,129)
S&P 500 Index, strike price $1,960.00, expires 6/30/14	1	(520)
strike price $1,970.00, expires 6/30/14	8	(2,560)

		(17,907)

Put Options—(0.2)%
Nasdaq 100 Stock Index, strike price $3,375.00, expires 6/6/14	1	(25)
strike price $3,450.00, expires 6/6/14	4	(120)

	Contracts	Value
strike price $3,400.00, expires 6/13/14	4	$(250)
strike price $3,425.00, expires 6/13/14	4	(310)
strike price $3,450.00, expires 6/13/14	4	(390)
strike price $3,000.00, expires 6/21/14	8	(280)
strike price $3,325.00, expires 6/21/14	5	(463)
strike price $3,350.00, expires 6/21/14	2	(220)
strike price $3,400.00, expires 6/21/14	4	(660)
strike price $3,460.00, expires 6/27/14	3	(1,320)
Russell 2000 Index, strike price $1,050.00, expires 6/6/14	3	(52)
strike price $1,060.00, expires 6/6/14	7	(157)
strike price $1,040.00, expires 6/13/14	3	(172)
strike price $1,050.00, expires 6/13/14	7	(578)
strike price $960.00, expires 6/21/14	7	(157)
strike price $990.00, expires 6/21/14	2	(80)
strike price $1,010.00, expires 6/21/14	10	(625)
strike price $1,035.00, expires 6/21/14	10	(1,125)
strike price $1,080.00, expires 6/21/14	8	(3,240)
strike price $1,090.00, expires 6/27/14	4	(3,180)
S&P 500 Index, strike price $1,690.00, expires 6/6/14	1	(7)
strike price $1,725.00, expires 6/6/14	6	(60)
strike price $1,755.00, expires 6/6/14	14	(210)
strike price $1,760.00, expires 6/6/14	7	(140)
strike price $1,790.00, expires 6/6/14	15	(375)
strike price $1,795.00, expires 6/6/14	7	(192)
strike price $1,830.00, expires 6/6/14	4	(140)
strike price $1,750.00, expires 6/13/14	14	(490)
strike price $1,755.00, expires 6/13/14	7	(262)
strike price $1,765.00, expires 6/13/14	17	(723)
strike price $1,775.00, expires 6/13/14	14	(630)
strike price $1,785.00, expires 6/13/14	7	(368)
strike price $1,795.00, expires 6/13/14	10	(575)
strike price $1,825.00, expires 6/13/14	4	(340)
strike price $1,640.00, expires 6/21/14	1	(25)
strike price $1,675.00, expires 6/21/14	7	(210)
strike price $1,790.00, expires 6/21/14	10	(900)
strike price $1,795.00, expires 6/21/14	7	(665)

	Contracts	Value
strike price $1,805.00, expires 6/21/14	6	$(690)
strike price $1,815.00, expires 6/21/14	4	(540)
strike price $1,755.00, expires 6/27/14	7	(788)
strike price $1,760.00, expires 6/27/14	13	(1,528)
strike price $1,775.00, expires 6/27/14	6	(840)
strike price $1,785.00, expires 6/27/14	16	(2,560)
strike price $1,680.00, expires 6/30/14	6	(390)
strike price $1,720.00, expires 6/30/14	7	(665)
strike price $1,795.00, expires 6/30/14	6	(1,260)
strike price $1,805.00, expires 6/30/14	6	(1,470)

		(30,447)

Total Options Written (premiums received—$394,176)		(48,354)

Total Investments, net of options written (cost—$16,412,261)—98.9%		16,627,939

Other assets less other liabilities—1.1%		178,803

Net Assets—100.0%		$16,806,742

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Rates reflect the effective yields at purchase date.

(c) Non-income producing.

(d) Value less than $1.

(e) Exchange traded-Chicago Board Options Exchange.

Glossary:

VIX—Volatility Index

128	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—99.7%
Aerospace & Defense—2.6%
Astronics Corp. (a)	38,279	$2,099,986
Sparton Corp. (a)	46,810	1,378,086

		3,478,072

Air Freight & Logistics—1.5%
Park-Ohio Holdings Corp.	37,666	1,984,245

Auto Components—2.5%
Motorcar Parts of America, Inc. (a)	97,669	2,326,476
Strattec Security Corp.	14,304	944,064

		3,270,540

Banks—1.8%
Park Sterling Corp.	146,512	945,002
Southwest Bancorp, Inc.	81,362	1,399,427

		2,344,429

Biotechnology—3.1%
Durata Therapeutics, Inc. (a)	32,491	517,257
Galectin Therapeutics, Inc. (a)	24,160	312,389
Insys Therapeutics, Inc. (a)	26,096	674,321
Repligen Corp. (a)	139,136	2,676,976

		4,180,943

Building Products—1.4%
Patrick Industries, Inc. (a)	47,849	1,808,692

Commercial Services & Supplies—0.9%
Ceco Environmental Corp.	87,625	1,254,790

Communications Equipment—4.9%
Alliance Fiber Optic Products, Inc.	62,578	1,269,082
Bel Fuse, Inc., Class B	58,860	1,615,118
CalAmp Corp. (a)	61,044	1,165,940
ShoreTel, Inc. (a)	168,912	1,175,628
Westell Technologies, Inc., Class A (a)	262,063	644,675
Zhone Technologies, Inc. (a)	208,735	647,079

		6,517,522

Consumer Finance—0.5%
Consumer Portfolio Services, Inc. (a)	92,113	676,109

Diversified Consumer Services—1.3%
Carriage Services, Inc.	91,339	1,677,897

Diversified Financial Services—0.5%
Marlin Business Services Corp.	31,045	646,667

Diversified Telecommunication Services—2.0%
8x8, Inc. (a)	123,605	929,510
inContact, Inc. (a)	208,537	1,766,308

		2,695,818

Electrical Equipment—0.3%
PowerSecure International, Inc. (a)	47,428	383,692

Electronic Equipment, Instruments & Components—1.7%
CUI Global, Inc. (a)	117,830	977,989
Speed Commerce, Inc. (a)	347,355	1,253,952

		2,231,941

Energy Equipment & Services—1.4%
RigNet, Inc. (a)	39,190	1,858,390

	Shares	Value
Food Products—1.8%
Inventure Foods, Inc. (a)	96,866	$1,191,452
John B Sanfilippo & Son, Inc.	44,307	1,138,690

		2,330,142

Health Care Equipment & Supplies—11.1%
Anika Therapeutics, Inc. (a)	55,029	2,577,008
Antares Pharma, Inc. (a)	186,597	550,461
AtriCure, Inc. (a)	64,013	1,057,495
Cardiovascular Systems, Inc. (a)	60,475	1,696,324
Cynosure, Inc., Class A (a)	44,307	965,006
Digirad Corp.	182,676	644,846
Iridex Corp. (a)	74,959	655,142
Rockwell Medical, Inc. (a)	99,239	1,117,431
Staar Surgical Co. (a)	90,141	1,390,876
SurModics, Inc. (a)	46,483	995,201
Trinity Biotech PLC ADR	74,770	1,793,732
Vascular Solutions, Inc. (a)	62,922	1,288,643

		14,732,165

Health Care Providers & Services—4.1%
BioTelemetry, Inc. (a)	121,336	890,606
Capital Senior Living Corp. (a)	65,486	1,554,638
Cross Country Healthcare, Inc. (a)	85,219	491,714
Five Star Quality Care, Inc. (a)	216,387	1,142,523
Providence Service Corp. (a)	34,250	1,376,850

		5,456,331

Health Care Technology—0.7%
Icad, Inc. (a)	132,816	879,242

Hotels, Restaurants & Leisure—0.6%
Monarch Casino & Resort, Inc. (a)	51,710	846,493

Household Durables—0.9%
Dixie Group, Inc. (a)	107,243	1,260,105

Household Products—0.9%
Orchids Paper Products Co.	41,041	1,237,386

Insurance—3.6%
Federated National Holding Co.	95,591	2,240,653
HCI Group, Inc.	47,438	1,839,171
United Insurance Holdings Corp.	39,800	702,470

		4,782,294

Internet Software & Services—4.8%
Autobytel, Inc. (a)	112,022	1,456,286
GTT Communications, Inc. (a)	82,074	878,192
Internap Network Services Corp. (a)	141,552	1,013,512
Points International Ltd. (a)	78,177	1,919,245
TechTarget, Inc. (a)	32,865	261,606
Zix Corp. (a)	264,981	874,437

		6,403,278

IT Services—1.1%
Information Services Group, Inc. (a)	293,561	1,505,968

Leisure Equipment & Products—1.8%
Nautilus, Inc. (a)	222,212	2,406,556

Life Sciences Tools & Services—2.3%
Albany Molecular Research, Inc. (a)	136,095	2,148,940

	Shares	Value
Enzo Biochem, Inc. (a)	233,704	$960,523

		3,109,463

Machinery—4.6%
Accuride Corp. (a)	214,400	1,179,200
Manitex International, Inc. (a)	111,516	1,856,741
NN, Inc.	70,054	1,718,425
Xerium Technologies, Inc. (a)	101,027	1,392,152

		6,146,518

Media—2.5%
Carmike Cinemas, Inc. (a)	56,063	1,928,567
Entravision Communications Corp., Class A	254,982	1,366,704

		3,295,271

Oil, Gas & Consumable Fuels—6.9%
Abraxas Petroleum Corp. (a)	173,415	870,543
Emerald Oil, Inc. (a)	160,796	1,045,174
Evolution Petroleum Corp.	97,466	1,094,543
Gastar Exploration, Inc. (a)	228,401	1,697,019
PetroQuest Energy, Inc. (a)	214,595	1,313,321
Ring Energy, Inc. (a)	53,002	1,026,119
StealthGas, Inc. (a)	112,133	1,177,397
Vertex Energy, Inc. (a)	103,900	1,019,259

		9,243,375

Personal Products—0.8%
IGI Laboratories, Inc. (a)	211,900	1,116,713

Pharmaceuticals—4.7%
AcelRx Pharmaceuticals, Inc. (a)	66,407	610,944
Cempra, Inc. (a)	43,873	415,039
Horizon Pharma, Inc. (a)	162,988	2,312,800
Lannett Co., Inc. (a)	47,732	1,994,243
Pernix Therapeutics Holdings, Inc. (a)	139,800	993,978

		6,327,004

Professional Services—2.1%
Barrett Business Services, Inc.	29,957	1,412,772
GP Strategies Corp. (a)	55,412	1,338,200

		2,750,972

Road & Rail—3.6%
Celadon Group, Inc.	50,946	1,190,098
Quality Distribution, Inc. (a)	100,570	1,447,202
Saia, Inc. (a)	48,446	2,111,277

		4,748,577

Semiconductors & Semiconductor Equipment—6.6%
Amtech Systems, Inc. (a)	104,048	1,027,994
Cascade Microtech, Inc. (a)	87,963	1,052,917
FormFactor, Inc. (a)	161,959	1,175,823
MaxLinear, Inc., Class A (a)	158,855	1,502,768
PDF Solutions, Inc. (a)	86,328	1,719,654
Pixelworks, Inc. (a)	133,950	833,169
Tower Semiconductor Ltd. (a)	153,828	1,461,366

		8,773,691

Software—3.6%
Attunity Ltd. (a)	115,391	995,824
ePlus, Inc. (a)	19,920	1,129,663
Evolving Systems, Inc.	54,250	441,595
Mavenir Systems, Inc. (a)	70,538	938,861
Park City Group, Inc. (a)	110,591	1,344,787

		4,850,730

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	129

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Specialty Retail—1.4%
Destination Maternity Corp.	40,134	$928,300
Kirkland’s, Inc. (a)	52,707	935,549

		1,863,849

Thrifts & Mortgage Finance—1.8%
BofI Holding, Inc. (a)	12,499	960,298
Tree.com, Inc. (a)	55,083	1,396,354

		2,356,652

Trading Companies & Distributors—1.0%
Aceto Corp.	78,939	1,375,907

Total Common Stock (cost—$106,242,061)		132,808,429

	Principal Amount (000s)
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $642,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $655,605 including accrued interest
(cost—$642,000)	$642	642,000

Total Investments (cost—$106,884,061)—100.2%		133,450,429

Liabilities in excess of other assets—(0.2)%		(202,729)

Net Assets—100.0%		$133,247,700

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Common Stock—94.7%
Aerospace & Defense—2.6%
Boeing Co. (a)	293	$39,628
General Dynamics Corp. (a)	139	16,419
Honeywell International, Inc. (a)	336	31,298
L-3 Communications Holdings, Inc. (a)	37	4,483
Lockheed Martin Corp. (a)	116	18,983
Northrop Grumman Corp. (a)	93	11,304
Precision Castparts Corp. (a)	62	15,685
Raytheon Co. (a)	135	13,172
Rockwell Collins, Inc. (a)	58	4,584
Textron, Inc. (a)	121	4,746
United Technologies Corp. (a)	361	41,956

		202,258

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (a)	64	3,831
Expeditors International of Washington, Inc. (a)	87	3,959
FedEx Corp. (a)	119	17,155
United Parcel Service, Inc., Class B (a)	304	31,580

		56,525

Airlines—0.3%
Delta Air Lines, Inc. (a)	364	14,527
Southwest Airlines Co. (a)	301	7,962

		22,489

Auto Components—0.4%
BorgWarner, Inc. (a)	98	6,163
Delphi Automotive PLC (a)	119	8,218
Goodyear Tire & Rubber Co. (a)	118	3,112
Johnson Controls, Inc. (a)	285	13,783

		31,276

Automobiles—0.7%
Ford Motor Co. (a)	1,690	27,784
General Motors Co. (a)	559	19,330
Harley-Davidson, Inc. (a)	94	6,696

		53,810

Banks—5.6%
Bank of America Corp. (a)	4,528	68,554
BB&T Corp. (a)	305	11,566
Citigroup, Inc. (a)	1,301	61,889
Comerica, Inc. (a)	78	3,742
Fifth Third Bancorp (a)	365	7,552
Huntington Bancshares, Inc. (a)	356	3,300
JPMorgan Chase & Co. (a)	1,622	90,134
KeyCorp (a)	381	5,216
M&T Bank Corp. (a)	56	6,797
PNC Financial Services Group, Inc. (a)	229	19,527
Regions Financial Corp. (a)	608	6,195
SunTrust Banks, Inc. (a)	229	8,775
U.S. Bancorp (a)	781	32,950
Wells Fargo & Co. (a)	2,052	104,200
Zions Bancorporation (a)	79	2,259

		432,656

Beverages—2.0%
Brown-Forman Corp., Class B (a)	69	6,394
Coca-Cola Co. (a)	1,623	66,397
Coca-Cola Enterprises, Inc. (a)	102	4,655
Constellation Brands, Inc., Class A (a)(b)	72	6,057
Dr. Pepper Snapple Group, Inc. (a)	85	4,905

	Shares	Value
Molson Coors Brewing Co., Class B (a)	68	$4,470
Monster Beverage Corp. (a)(b)	58	4,024
PepsiCo, Inc. (a)	652	57,591

		154,493

Biotechnology—2.3%
Alexion Pharmaceuticals, Inc. (a)(b)	85	14,137
Amgen, Inc. (a)	323	37,465
Biogen Idec, Inc. (a)(b)	101	32,256
Celgene Corp. (a)(b)	174	26,627
Gilead Sciences, Inc. (a)(b)	659	53,518
Regeneron Pharmaceuticals, Inc. (a)(b)	34	10,437
Vertex Pharmaceuticals, Inc. (a)(b)	101	7,298

		181,738

Building Products—0.1%
Allegion PLC (a)	38	1,991
Masco Corp. (a)	153	3,259

		5,250

Capital Markets—1.9%
Ameriprise Financial, Inc. (a)	82	9,234
Bank of New York Mellon Corp. (a)	486	16,796
BlackRock, Inc. (a)	54	16,465
Charles Schwab Corp. (a)	501	12,630
E*TRADE Financial Corp. (a)(b)	124	2,526
Franklin Resources, Inc. (a)	173	9,551
Goldman Sachs Group, Inc. (a)	180	28,766
Invesco Ltd. (a)	186	6,826
Legg Mason, Inc. (a)	45	2,198
Morgan Stanley (a)	601	18,547
Northern Trust Corp. (a)	96	5,799
State Street Corp. (a)	185	12,075
T Rowe Price Group, Inc. (a)	112	9,131

		150,544

Chemicals—2.5%
Air Products & Chemicals, Inc. (a)	91	10,917
Airgas, Inc. (a)	29	3,083
CF Industries Holdings, Inc. (a)	22	5,353
Dow Chemical Co. (a)	521	27,155
Eastman Chemical Co. (a)	65	5,737
Ecolab, Inc. (a)	116	12,666
EI du Pont de Nemours & Co. (a)	397	27,516
FMC Corp. (a)	57	4,364
International Flavors & Fragrances, Inc. (a)	35	3,474
LyondellBasell Industries NV, Class A (a)	185	18,420
Monsanto Co. (a)	225	27,416
Mosaic Co. (a)	145	7,249
PPG Industries, Inc. (a)	59	11,895
Praxair, Inc. (a)	126	16,662
Sherwin-Williams Co. (a)	37	7,571
Sigma-Aldrich Corp. (a)	51	5,025

		194,503

Commercial Services & Supplies—0.5%
ADT Corp. (a)	79	2,544
Cintas Corp. (a)	43	2,671
Iron Mountain, Inc. (a)	73	2,273
Pitney Bowes, Inc. (a)	87	2,404
Republic Services, Inc. (a)	116	4,107
Stericycle, Inc. (a)(b)	36	4,117
Tyco International Ltd. (a)	197	8,597
Waste Management, Inc. (a)	185	8,266

		34,979

130	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Communications Equipment—1.7%
Cisco Systems, Inc. (a)	2,207	$54,336
F5 Networks, Inc. (a)(b)	32	3,474
Harris Corp. (a)	46	3,554
Juniper Networks, Inc. (a)(b)	203	4,965
Motorola Solutions, Inc. (a)	97	6,540
QUALCOMM, Inc. (a)	725	58,326

		131,195

Construction & Engineering—0.2%
Fluor Corp. (a)	69	5,181
Jacobs Engineering Group, Inc. (a)(b)	57	3,139
Quanta Services, Inc. (a)(b)	93	3,157

		11,477

Construction Materials—0.0%
Vulcan Materials Co. (a)	56	3,414

Consumer Finance—0.9%
American Express Co. (a)	392	35,868
Capital One Financial Corp. (a)	245	19,328
Discover Financial Services (a)	202	11,945
Navient Corp. (b)	184	2,907

		70,048

Containers & Packaging—0.2%
Avery Dennison Corp. (a)	41	2,079
Ball Corp. (a)	60	3,622
Bemis Co., Inc. (a)	44	1,822
MeadWestvaco Corp. (a)	75	3,043
Owens-Illinois, Inc. (a)(b)	71	2,359
Sealed Air Corp. (a)	84	2,766

		15,691

Distributors—0.1%
Genuine Parts Co. (a)	66	5,698

Diversified Consumer Services—0.1%
Graham Holdings Co., Class B (a)	2	1,354
H&R Block, Inc. (a)	117	3,484

		4,838

Diversified Financial Services—1.8%
Berkshire Hathaway, Inc., Class B (a)(b)	771	98,950
CME Group, Inc. (a)	135	9,720
IntercontinentalExchange Group, Inc. (a)	49	9,624
Leucadia National Corp. (a)	134	3,437
McGraw Hill Financial, Inc. (a)	116	9,485
Moody’s Corp. (a)	81	6,929
NASDAQ OMX Group, Inc. (a)	50	1,895

		140,040

Diversified Telecommunication Services—2.3%
AT&T, Inc. (a)	2,231	79,134
CenturyLink, Inc. (a)	248	9,342
Frontier Communications Corp. (a)	428	2,478
Verizon Communications, Inc. (a)	1,774	88,629
Windstream Holdings, Inc. (a)	255	2,440

		182,023

Electric Utilities—1.7%
American Electric Power Co., Inc. (a)	209	11,150
Duke Energy Corp. (a)	303	21,537
Edison International (a)	140	7,720
Entergy Corp. (a)	77	5,807
Exelon Corp. (a)	367	13,517
FirstEnergy Corp. (a)	179	6,054
NextEra Energy, Inc. (a)	187	18,206
Northeast Utilities (a)	135	6,129

	Shares	Value
Pepco Holdings, Inc. (a)	107	$2,964
Pinnacle West Capital Corp. (a)	47	2,605
PPL Corp. (a)	270	9,474
Southern Co. (a)	380	16,636
Xcel Energy, Inc. (a)	213	6,552

		128,351

Electrical Equipment—0.6%
AMETEK, Inc. (a)	105	5,573
Eaton Corp. PLC (a)	204	15,033
Emerson Electric Co. (a)	301	20,086
Rockwell Automation, Inc. (a)	59	7,144

		47,836

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A (a)	68	6,514
Corning, Inc. (a)	561	11,949
FLIR Systems, Inc. (a)	60	2,095
Jabil Circuit, Inc. (a)	80	1,506
TE Connectivity Ltd. (a)	176	10,465

		32,529

Energy Equipment & Services—1.9%
Baker Hughes, Inc. (a)	187	13,187
Cameron International Corp. (a)(b)	87	5,564
Diamond Offshore Drilling, Inc. (a)	30	1,532
Ensco PLC, Class A (a)	100	5,266
FMC Technologies, Inc. (a)(b)	101	5,864
Halliburton Co. (a)	365	23,593
Helmerich & Payne, Inc. (a)	46	5,058
Nabors Industries Ltd. (a)	112	2,938
National Oilwell Varco, Inc. (a)	184	15,064
Noble Corp. PLC (a)	109	3,429
Rowan Cos. PLC, Class A (a)	53	1,641
Schlumberger Ltd. (a)	560	58,262
Transocean Ltd. (a)	145	6,161

		147,559

Food & Staples Retailing—2.2%
Costco Wholesale Corp. (a)	188	21,812
CVS Caremark Corp. (a)	507	39,708
Kroger Co. (a)	221	10,550
Safeway, Inc. (a)	99	3,400
Sysco Corp. (a)	251	9,420
Wal-Mart Stores, Inc. (a)	693	53,202
Walgreen Co. (a)	375	26,966
Whole Foods Market, Inc. (a)	159	6,080

		171,138

Food Products—1.6%
Archer-Daniels-Midland Co. (a)	282	12,673
Campbell Soup Co. (a)	77	3,534
ConAgra Foods, Inc. (a)	180	5,814
General Mills, Inc. (a)	268	14,721
Hershey Co. (a)	64	6,230
Hormel Foods Corp. (a)	58	2,854
JM Smucker Co. (a)	44	4,515
Kellogg Co. (a)	110	7,588
Keurig Green Mountain, Inc. (a)	55	6,203
Kraft Foods Group, Inc. (a)	255	15,162
McCormick & Co., Inc. (a)	56	4,049
Mead Johnson Nutrition Co. (a)	86	7,695
Mondelez International, Inc., Class A (a)	729	27,425
Tyson Foods, Inc., Class A (a)	115	4,883

		123,346

Gas Utilities—0.0%
AGL Resources, Inc. (a)	51	2,722

Health Care Equipment & Supplies—2.0%
Abbott Laboratories (a)	661	26,446
Baxter International, Inc. (a)	233	17,337

	Shares	Value
Becton Dickinson and Co. (a)	83	$9,769
Boston Scientific Corp. (a)(b)	567	7,275
CareFusion Corp. (a)(b)	89	3,821
Covidien PLC (a)	193	14,110
CR Bard, Inc. (a)	33	4,881
DENTSPLY International, Inc. (a)	61	2,885
Edwards Lifesciences Corp. (a)(b)	46	3,735
Intuitive Surgical, Inc. (a)(b)	16	5,916
Medtronic, Inc. (a)	429	26,182
St. Jude Medical, Inc. (a)	122	7,918
Stryker Corp. (a)	126	10,646
Varian Medical Systems, Inc. (a)(b)	44	3,628
Zimmer Holdings, Inc. (a)	73	7,617

		152,166

Health Care Providers & Services—2.0%
Aetna, Inc. (a)	155	12,020
AmerisourceBergen Corp. (a)	98	7,172
Cardinal Health, Inc. (a)	147	10,383
Cigna Corp. (a)	117	10,504
DaVita HealthCare Partners, Inc. (a)(b)	76	5,365
Express Scripts Holding Co. (a)(b)	332	23,728
Humana, Inc. (a)	66	8,214
Laboratory Corp. of America Holdings (a)(b)	37	3,795
McKesson Corp. (a)	99	18,774
Patterson Cos., Inc. (a)	35	1,371
Quest Diagnostics, Inc. (a)	62	3,713
Tenet Healthcare Corp. (a)(b)	42	1,974
UnitedHealth Group, Inc. (a)	424	33,763
WellPoint, Inc. (a)	121	13,112

		153,888

Health Care Technology—0.1%
Cerner Corp. (a)(b)	127	6,864

Hotels, Restaurants & Leisure—1.6%
Carnival Corp. (a)	188	7,526
Chipotle Mexican Grill, Inc. (a)(b)	13	7,112
Darden Restaurants, Inc. (a)	56	2,807
International Game Technology (a)	106	1,330
Marriott International, Inc., Class A (a)	95	5,854
McDonald’s Corp. (a)	424	43,006
Starbucks Corp. (a)	324	23,730
Starwood Hotels & Resorts Worldwide, Inc. (a)	82	6,548
Wyndham Worldwide Corp. (a)	55	4,066
Wynn Resorts Ltd. (a)	35	7,524
Yum! Brands, Inc. (a)	190	14,689

		124,192

Household Durables—0.4%
DR Horton, Inc. (a)	122	2,889
Garmin Ltd. (a)	53	3,122
Harman International Industries, Inc. (a)	29	3,046
Leggett & Platt, Inc. (a)	60	2,035
Lennar Corp., Class A (a)	75	3,068
Mohawk Industries, Inc. (a)(b)	26	3,527
Newell Rubbermaid, Inc. (a)	119	3,485
PulteGroup, Inc. (a)	147	2,875
Whirlpool Corp. (a)	33	4,737

		28,784

Household Products—1.8%
Clorox Co. (a)	56	5,019
Colgate-Palmolive Co. (a)	374	25,581
Kimberly-Clark Corp. (a)	163	18,313

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	131

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Procter & Gamble Co. (a)	1,162	$93,878

		142,791

Independent Power Producers & Energy Traders—0.1%
AES Corp. (a)	282	3,976
NRG Energy, Inc. (a)	139	4,954

		8,930

Industrial Conglomerates—2.3%
3M Co. (a)	270	38,489
Danaher Corp. (a)	257	20,157
General Electric Co. (a)	4,299	115,170
Roper Industries, Inc. (a)	43	6,092

		179,908

Insurance—2.7%
ACE Ltd. (a)	144	14,934
Aflac, Inc. (a)	195	11,940
Allstate Corp. (a)	192	11,186
American International Group, Inc. (a)	627	33,902
Aon PLC (a)	129	11,602
Assurant, Inc. (a)	31	2,102
Chubb Corp. (a)	105	9,729
Cincinnati Financial Corp. (a)	63	3,088
Genworth Financial, Inc., Class A (a)(b)	212	3,602
Hartford Financial Services Group, Inc. (a)	191	6,618
Lincoln National Corp. (a)	113	5,420
Loews Corp. (a)	131	5,650
Marsh & McLennan Cos., Inc. (a)	235	11,814
MetLife, Inc. (a)	481	24,497
Principal Financial Group, Inc. (a)	118	5,519
Progressive Corp. (a)	235	5,882
Prudential Financial, Inc. (a)	198	16,268
Torchmark Corp. (a)	38	3,075
Travelers Cos., Inc. (a)	151	14,111
Unum Group (a)	111	3,764
XL Group PLC (a)	118	3,830

		208,533

Internet & Catalog Retail—1.2%
Amazon.com, Inc. (a)(b)	159	49,695
Expedia, Inc. (a)	44	3,225
Netflix, Inc. (a)(b)	26	10,864
Priceline Group, Inc. (a)(b)	22	28,130
TripAdvisor, Inc. (a)(b)	48	4,664

		96,578

Internet Software & Services—3.0%
Akamai Technologies, Inc. (a)(b)	76	4,130
eBay, Inc. (a)(b)	499	25,314
Facebook, Inc., Class A (a)(b)	732	46,336
Google, Inc., Class A (a)(b)	121	69,170
Google, Inc., Class C (a)(b)	121	67,879
VeriSign, Inc. (a)(b)	54	2,704
Yahoo!, Inc. (a)(b)	402	13,929

		229,462

IT Services—3.2%
Accenture PLC, Class A (a)	273	22,236
Alliance Data Systems Corp. (a)(b)	23	5,889
Automatic Data Processing, Inc. (a)	206	16,414
Cognizant Technology Solutions Corp., Class A (a)(b)	260	12,639
Computer Sciences Corp. (a)	62	3,899
Fidelity National Information Services, Inc. (a)	125	6,769
Fiserv, Inc. (a)(b)	109	6,552

	Shares	Value
International Business Machines Corp. (a)	419	$77,247
Mastercard, Inc., Class A (a)	437	33,409
Paychex, Inc. (a)	139	5,714
Teradata Corp. (a)(b)	68	2,855
Total System Services, Inc. (a)	71	2,148
Visa, Inc., Class A (a)	217	46,618
Western Union Co. (a)	235	3,800
Xerox Corp. (a)	477	5,891

		252,080

Leisure Equipment & Products—0.1%
Hasbro, Inc. (a)	50	2,685
Mattel, Inc. (a)	146	5,669

		8,354

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc. (a)	143	8,142
PerkinElmer, Inc. (a)	48	2,159
Thermo Fisher Scientific, Inc. (a)	168	19,641
Waters Corp. (a)(b)	36	3,606

		33,548

Machinery—1.6%
Caterpillar, Inc. (a)	273	27,909
Cummins, Inc. (a)	74	11,317
Deere & Co. (a)	158	14,405
Dover Corp. (a)	73	6,364
Flowserve Corp. (a)	59	4,350
Illinois Tool Works, Inc. (a)	167	14,454
Ingersoll-Rand PLC (a)	111	6,640
Joy Global, Inc. (a)	43	2,457
PACCAR, Inc. (a)	152	9,631
Pall Corp. (a)	47	3,983
Parker Hannifin Corp. (a)	64	8,015
Pentair Ltd. (a)	85	6,344
Snap-on, Inc. (a)	25	2,932
Stanley Black & Decker, Inc. (a)	67	5,856
Xylem, Inc. (a)	79	2,946

		127,603

Media—3.4%
Cablevision Systems Corp., Class A (a)	92	1,622
CBS Corp., Class B (a)	236	14,068
Comcast Corp., Class A (a)	1,117	58,307
DIRECTV (a)(b)	203	16,735
Discovery Communications, Inc., Class A (a)(b)	95	7,311
Gannett Co., Inc. (a)	97	2,696
Interpublic Group of Cos., Inc. (a)	182	3,480
News Corp., Class A (a)(b)	213	3,634
Omnicom Group, Inc. (a)	111	7,898
Scripps Networks Interactive, Inc., Class A (a)	47	3,594
Time Warner Cable, Inc. (a)	119	16,798
Time Warner, Inc. (a)	382	26,675
Twenty-First Century Fox, Inc. (a)	832	29,461
Viacom, Inc., Class B (a)	171	14,591
Walt Disney Co. (a)	698	58,639

		265,509

Metals & Mining—0.5%
Alcoa, Inc. (a)	502	6,832
Allegheny Technologies, Inc. (a)	46	1,889
Freeport-McMoRan Copper & Gold, Inc. (a)	445	15,152
Newmont Mining Corp. (a)	213	4,876
Nucor Corp. (a)	136	6,886
U.S. Steel Corp. (a)	62	1,428

		37,063

	Shares	Value
Multi-line Retail—0.6%
Dollar General Corp. (a)(b)	126	$6,776
Dollar Tree, Inc. (a)(b)	89	4,720
Family Dollar Stores, Inc. (a)	41	2,402
Kohl’s Corp. (a)	86	4,682
Macy’s, Inc. (a)	158	9,463
Nordstrom, Inc. (a)	61	4,152
Target Corp. (a)	271	15,382

		47,577

Multi-Utilities—1.1%
Ameren Corp. (a)	104	4,092
CenterPoint Energy, Inc. (a)	184	4,438
CMS Energy Corp. (a)	114	3,392
Consolidated Edison, Inc. (a)	125	6,876
Dominion Resources, Inc. (a)	249	17,171
DTE Energy Co. (a)	76	5,785
Integrys Energy Group, Inc. (a)	34	1,972
NiSource, Inc. (a)	135	5,045
PG&E Corp. (a)	196	8,991
Public Service Enterprise Group, Inc. (a)	217	8,454
SCANA Corp. (a)	60	3,120
Sempra Energy (a)	97	9,734
TECO Energy, Inc. (a)	88	1,520
Wisconsin Energy Corp. (a)	97	4,415

		85,005

Oil, Gas & Consumable Fuels—8.0%
Anadarko Petroleum Corp. (a)	216	22,218
Apache Corp. (a)	169	15,754
Cabot Oil & Gas Corp. (a)	181	6,559
Chesapeake Energy Corp. (a)	217	6,232
Chevron Corp. (a)	818	100,442
ConocoPhillips (a)	525	41,969
CONSOL Energy, Inc. (a)	98	4,329
Denbury Resources, Inc. (a)	153	2,584
Devon Energy Corp. (a)	164	12,120
EOG Resources, Inc. (a)	234	24,757
EQT Corp. (a)	65	6,947
Exxon Mobil Corp. (a)	1,851	186,081
Hess Corp. (a)	117	10,682
Kinder Morgan, Inc. (a)	287	9,583
Marathon Oil Corp. (a)	299	10,961
Marathon Petroleum Corp. (a)	126	11,263
Murphy Oil Corp. (a)	74	4,564
Newfield Exploration Co. (a)(b)	58	2,116
Noble Energy, Inc. (a)	154	11,099
Occidental Petroleum Corp. (a)	341	33,994
ONEOK, Inc. (a)	89	5,740
Peabody Energy Corp. (a)	116	1,875
Phillips 66 (a)	252	21,367
Pioneer Natural Resources Co. (a)	61	12,820
QEP Resources, Inc. (a)	77	2,459
Range Resources Corp. (a)	70	6,507
Southwestern Energy Co. (a)(b)	151	6,866
Spectra Energy Corp. (a)	287	11,646
Tesoro Corp. (a)	56	3,147
Valero Energy Corp. (a)	228	12,779
Williams Cos., Inc. (a)	293	13,759

		623,219

Paper & Forest Products—0.1%
International Paper Co. (a)	188	8,954

Personal Products—0.1%
Avon Products, Inc. (a)	186	2,658
Estee Lauder Cos., Inc., Class A (a)	110	8,428

		11,086

Pharmaceuticals—5.8%
AbbVie, Inc. (a)	681	36,999
Actavis PLC (a)(b)	75	15,865

132	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
Allergan, Inc. (a)	128	$21,435
Bristol-Myers Squibb Co. (a)	704	35,017
Eli Lilly & Co. (a)	422	25,261
Forest Laboratories, Inc. (a)(b)	102	9,668
Hospira, Inc. (a)(b)	71	3,491
Johnson & Johnson (a)	1,212	122,969
Merck & Co., Inc. (a)	1,260	72,904
Mylan, Inc. (a)(b)	159	7,925
Perrigo Co. PLC (a)	57	7,877
Pfizer, Inc. (a)	2,735	81,038
Zoetis, Inc. (a)	214	6,570

		447,019

Professional Services—0.2%
Dun & Bradstreet Corp. (a)	16	1,652
Equifax, Inc. (a)	52	3,681
Nielsen NV (a)	122	5,888
Robert Half International, Inc. (a)	59	2,690

		13,911

Real Estate Investment Trust—2.1%
American Tower Corp. (a)	169	15,147
Apartment Investment & Management Co., Class A (a)	63	1,983
AvalonBay Communities, Inc. (a)	52	7,376
Boston Properties, Inc. (a)	66	7,965
Crown Castle International Corp. (a)	143	10,972
Equity Residential (a)	144	8,899
Essex Property Trust, Inc. (a)	26	4,705
General Growth Properties, Inc. (a)	223	5,314
HCP, Inc. (a)	196	8,183
Health Care REIT, Inc. (a)	124	7,840
Host Hotels & Resorts, Inc. (a)	324	7,151
Kimco Realty Corp. (a)	176	4,034
Macerich Co. (a)	60	3,962
Plum Creek Timber Co., Inc. (a)	76	3,428
Prologis, Inc. (a)	214	8,883
Public Storage (a)	62	10,688
Simon Property Group, Inc. (a)	135	22,472
Ventas, Inc. (a)	126	8,417
Vornado Realty Trust (a)	75	8,031
Washington Prime Group, Inc. (b)	68	1,343
Weyerhaeuser Co. (a)	250	7,855

		164,648

Real Estate Management & Development—0.0%
CBRE Group, Inc., Class A (a)(b)	119	3,551

Road & Rail—0.9%
CSX Corp. (a)	432	12,701
Kansas City Southern (a)	47	5,053
Norfolk Southern Corp. (a)	133	13,400
Ryder System, Inc. (a)	23	1,996
Union Pacific Corp. (a)	195	38,858

		72,008

Semiconductors & Semiconductor Equipment—2.1%
Altera Corp. (a)	136	4,506
Analog Devices, Inc. (a)	134	7,019
Applied Materials, Inc. (a)	519	10,479
Avago Technologies Ltd.	107	7,562
Broadcom Corp., Class A (a)	236	7,521
First Solar, Inc. (a)(b)	30	1,853
Intel Corp. (a)	2,130	58,192
KLA-Tencor Corp. (a)	71	4,652
Lam Research Corp. (a)(b)	70	4,343
Linear Technology Corp. (a)	101	4,662
Microchip Technology, Inc. (a)	85	4,046
Micron Technology, Inc. (a)(b)	455	13,008
NVIDIA Corp. (a)	237	4,503

	Shares	Value
Texas Instruments, Inc. (a)	465	$21,846
Xilinx, Inc. (a)	114	5,353

		159,545

Software—3.3%
Adobe Systems, Inc. (a)(b)	199	12,843
Autodesk, Inc. (a)(b)	97	5,080
CA, Inc. (a)	138	3,959
Citrix Systems, Inc. (a)(b)	70	4,338
Electronic Arts, Inc. (a)(b)	133	4,672
Intuit, Inc. (a)	121	9,594
Microsoft Corp. (a)	3,236	132,482
Oracle Corp. (a)	1,484	62,358
Red Hat, Inc. (a)(b)	81	4,060
Salesforce.com, Inc. (a)(b)	240	12,631
Symantec Corp. (a)	296	6,509

		258,526

Specialty Retail—1.9%
AutoNation, Inc. (a)(b)	27	1,544
AutoZone, Inc. (a)(b)	14	7,455
Bed Bath & Beyond, Inc. (a)(b)	91	5,537
Best Buy Co., Inc. (a)	117	3,236
CarMax, Inc. (a)(b)	96	4,254
GameStop Corp., Class A (a)	50	1,892
Gap, Inc. (a)	113	4,659
Home Depot, Inc. (a)	603	48,379
L Brands, Inc. (a)	104	5,969
Lowe’s Cos., Inc. (a)	448	21,092
O’Reilly Automotive, Inc. (a)(b)	46	6,806
PetSmart, Inc. (a)	44	2,529
Ross Stores, Inc. (a)	92	6,297
Staples, Inc. (a)	279	3,139
Tiffany & Co. (a)	47	4,672
TJX Cos., Inc. (a)	305	16,607
Tractor Supply Co. (a)	60	3,901
Urban Outfitters, Inc. (a)(b)	44	1,475

		149,443

Technology Hardware, Storage & Peripherals—4.2%
Apple, Inc. (a)	382	241,806
EMC Corp. (a)	868	23,054
Hewlett-Packard Co. (a)	812	27,202
NetApp, Inc. (a)	142	5,255
SanDisk Corp. (a)	97	9,373
Seagate Technology PLC (a)	141	7,576
Western Digital Corp. (a)	90	7,907

		322,173

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc. (a)	119	4,845
Fossil Group, Inc. (a)(b)	21	2,200
Michael Kors Holdings Ltd. (a)(b)	77	7,267
NIKE, Inc., Class B (a)	319	24,534
PVH Corp. (a)	35	4,607
Ralph Lauren Corp. (a)	25	3,837
Under Armour, Inc., Class A (b)	69	3,505
V.F. Corp. (a)	151	9,516

		60,311

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc. (a)	204	1,993
People’s United Financial, Inc. (a)	133	1,911

		3,904

Tobacco—1.5%
Altria Group, Inc. (a)	854	35,492
Lorillard, Inc. (a)	155	9,636
Philip Morris International, Inc. (a)	679	60,119
Reynolds American, Inc. (a)	133	7,931

		113,178

	Shares	Value
Trading Companies & Distributors—0.2%
Fastenal Co. (a)	117	$5,704
WW Grainger, Inc. (a)	26	6,717

		12,421

Total Common Stock (cost—$5,857,617)		7,351,158

	Principal Amount (000s)
Repurchase Agreements—5.2%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $402,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $414,067 including accrued interest
(cost—$402,000)	$402	402,000

	Contracts
Options Purchased (b)(c)—0.3%
Put Options—0.3%
S&P 500 Index, strike price $1,745.00, expires 6/21/14	20	1,200
strike price $1,725.00, expires 9/30/14	18	25,380

Total Options Purchased (cost—$127,412)		26,580

Total Investments, before options written (cost—$6,387,029)—100.2%		7,779,738

Options Written (b)(c)—(0.2)%
Call Options—(0.2)%
S&P 500 Index, strike price $1,960.00, expires 6/30/14 (premiums received—$19,624)	38	(19,760)

Total Investments, net of options written (cost—$6,367,405)—100.0%		7,759,978

Other assets less other liabilities—0.0%		1,574

Net Assets—100.0%		$7,761,552

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for option written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	133

Schedule of Investments

May 31, 2014 (Unaudited)

AllianzGI U.S. Small-Cap Growth Fund

	Shares	Value
Common Stock—97.0%
Aerospace & Defense—1.0%
Curtiss-Wright Corp.	5,672	$377,925

Air Freight & Logistics—0.8%
XPO Logistics, Inc. (b)	11,012	276,732

Airlines—1.1%
Spirit Airlines, Inc. (b)	7,011	414,140

Auto Components—2.9%
Gentherm, Inc. (b)	10,046	413,192
Motorcar Parts of America, Inc. (b)	9,637	229,553
Tower International, Inc. (b)	12,901	395,287

		1,038,032

Banks—3.9%
Cathay General Bancorp	12,008	288,552
First Financial Holdings, Inc.	4,452	262,089
PrivateBancorp, Inc.	12,691	338,977
Umpqua Holdings Corp.	11,716	194,134
Western Alliance Bancorp (b)	14,945	341,942

		1,425,694

Biotechnology—3.6%
Cubist Pharmaceuticals, Inc. (b)	3,338	222,311
Insys Therapeutics, Inc. (b)	6,305	162,921
Keryx Biopharmaceuticals, Inc. (b)	15,348	202,594
Ligand Pharmaceuticals, Inc., Class B (b)	5,002	333,683
NPS Pharmaceuticals, Inc. (b)	11,760	366,089

		1,287,598

Capital Markets—0.8%
ICG Group, Inc. (b)	15,570	300,812

Chemicals—2.7%
Chemtura Corp. (b)	10,232	255,595
Kraton Performance Polymers, Inc. (b)	11,401	283,543
PolyOne Corp.	10,550	423,372

		962,510

Commercial Services & Supplies—0.4%
Tetra Tech, Inc.	4,779	127,169

Communications Equipment—4.1%
ARRIS Group, Inc. (b)	12,723	421,259
EchoStar Corp., Class A (b)	6,119	312,497
Finisar Corp. (b)	9,720	230,850
Polycom, Inc. (b)	20,333	259,246
Ubiquiti Networks, Inc. (b)	7,225	252,586

		1,476,438

Construction & Engineering—3.0%
Dycom Industries, Inc. (b)	9,898	294,465
Primoris Services Corp.	12,549	363,545
Tutor Perini Corp. (b)	14,129	432,771

		1,090,781

Construction Materials—0.8%
Eagle Materials, Inc.	3,113	270,738

Consumer Finance—0.7%
Portfolio Recovery Associates, Inc. (b)	4,685	261,376

Distributors—1.1%
Core-Mark Holding Co., Inc.	4,891	404,388

Diversified Telecommunication Services—1.1%
8x8, Inc. (b)	18,784	141,256

	Shares	Value
Vonage Holdings Corp. (b)	68,394	$259,897

		401,153

Electrical Equipment—0.1%
PowerSecure International, Inc. (b)	5,271	42,642

Electronic Equipment, Instruments & Components—1.8%
Control4 Corp. (b)	12,527	212,583
Methode Electronics, Inc.	6,686	208,269
Newport Corp. (b)	12,442	230,550

		651,402

Energy Equipment & Services—1.5%
ION Geophysical Corp. (b)	63,814	266,104
Parker Drilling Co. (b)	43,484	281,342

		547,446

Food Products—1.5%
B&G Foods, Inc.	7,784	266,680
Boulder Brands, Inc. (b)	20,353	276,190

		542,870

Health Care Equipment & Supplies—3.1%
Anika Therapeutics, Inc. (b)	6,475	303,224
Antares Pharma, Inc. (b)	50,442	148,804
Cynosure, Inc., Class A (b)	9,439	205,582
Endologix, Inc. (b)	14,135	184,603
Globus Medical, Inc., Class A (b)	11,800	285,324

		1,127,537

Health Care Providers & Services—4.5%
Acadia Healthcare Co., Inc. (b)	7,614	324,661
Centene Corp. (b)	4,831	360,006
ExamWorks Group, Inc. (b)	6,731	199,372
Hanger, Inc. (b)	7,195	218,584
MWI Veterinary Supply, Inc. (b)	1,311	182,898
Team Health Holdings, Inc. (b)	6,907	350,668

		1,636,189

Hotels, Restaurants & Leisure—4.2%
Cheesecake Factory, Inc.	6,342	290,908
Marriott Vacations Worldwide Corp. (b)	5,560	314,974
Pinnacle Entertainment, Inc. (b)	11,236	277,304
Six Flags Entertainment Corp.	8,900	360,094
Sonic Corp. (b)	13,622	283,338

		1,526,618

Insurance—1.0%
Hilltop Holdings, Inc. (b)	16,902	350,717

Internet Software & Services—2.6%
Borderfree, Inc. (b)	7,085	105,708
Constant Contact, Inc. (b)	9,484	280,157
Global Eagle Entertainment, Inc. (b)	18,179	202,332
Web.com Group, Inc. (b)	9,992	344,125

		932,322

IT Services—2.4%
Convergys Corp.	10,288	224,484
MAXIMUS, Inc.	7,450	332,866
WEX, Inc. (b)	3,174	305,625

		862,975

Life Sciences Tools & Services—2.8%
Albany Molecular Research, Inc. (b)	17,238	272,188
Fluidigm Corp. (b)	4,767	132,236
ICON PLC (b)	7,784	329,030

	Shares	Value
PAREXEL International Corp. (b)	5,338	$269,302

		1,002,756

Machinery—2.8%
Manitowoc Co., Inc.	8,504	230,033
Meritor, Inc. (b)	15,502	214,082
Middleby Corp. (b)	740	176,727
TriMas Corp. (b)	3,616	126,958
Wabash National Corp. (b)	17,907	245,147

		992,947

Media—1.2%
Cumulus Media, Inc., Class A (b)	51,716	326,845
Lions Gate Entertainment Corp.	3,594	93,911

		420,756

Metals & Mining—1.6%
Kaiser Aluminum Corp.	3,896	266,759
Worthington Industries, Inc.	7,671	309,141

		575,900

Oil, Gas & Consumable Fuels—7.6%
Bonanza Creek Energy, Inc. (b)	6,432	344,884
Carrizo Oil & Gas, Inc. (b)	7,011	402,852
Diamondback Energy, Inc. (b)	5,560	419,669
Matador Resources Co. (b)	15,124	376,285
Oasis Petroleum, Inc. (b)	6,566	325,017
Penn Virginia Corp. (b)	18,108	274,879
Sanchez Energy Corp. (b)	10,120	348,432
Synergy Resources Corp. (b)	20,601	241,856

		2,733,874

Paper & Forest Products—1.7%
Boise Cascade Co. (b)	9,422	246,479
KapStone Paper and Packaging Corp. (b)	13,016	378,115

		624,594

Pharmaceuticals—3.2%
Horizon Pharma, Inc. (b)	19,092	270,915
Nektar Therapeutics (b)	20,577	241,368
Pacira Pharmaceuticals, Inc. (b)	5,672	440,204
Salix Pharmaceuticals Ltd. (b)	1,710	195,077

		1,147,564

Professional Services—1.8%
Huron Consulting Group, Inc. (b)	5,226	354,741
On Assignment, Inc. (b)	8,341	294,020

		648,761

Real Estate Management & Development—0.5%
Kennedy-Wilson Holdings, Inc.	7,037	174,307

Road & Rail—5.5%
ArcBest Corp.	7,797	333,478
Genesee & Wyoming, Inc., Class A (b)	3,002	292,245
Roadrunner Transportation Systems, Inc. (b)	11,236	293,484
Ryder System, Inc.	4,452	386,389
Saia, Inc. (b)	6,677	290,984
Swift Transportation Co. (b)	15,237	377,268

		1,973,848

Semiconductors & Semiconductor Equipment—3.6%
GT Advanced Technologies, Inc. (b)	19,625	330,878
Kulicke & Soffa Industries, Inc. (b)	19,238	271,063

134	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2014 (Unaudited)

	Shares	Value
SunEdison, Inc. (b)	12,849	$252,997
Synaptics, Inc. (b)	6,404	435,984

		1,290,922

Software—7.5%
ACI Worldwide, Inc. (b)	4,637	251,835
Aspen Technology, Inc. (b)	9,401	404,149
Cadence Design Systems, Inc. (b)	16,902	282,094
Guidewire Software, Inc. (b)	5,313	200,672
Mentor Graphics Corp. (a)	17,013	360,506
PTC, Inc. (b)	8,900	327,520
Synchronoss Technologies, Inc. (b)	10,120	321,310
Ultimate Software Group, Inc. (b)	2,109	268,117
Verint Systems, Inc. (b)	6,581	304,898

		2,721,101

Technology Hardware, Storage & Peripherals—0.9%
Electronics for Imaging, Inc. (b)	8,231	334,919

Textiles, Apparel & Luxury Goods—0.7%
Deckers Outdoor Corp. (b)	3,493	269,974

Thrifts & Mortgage Finance—1.5%
BofI Holding, Inc. (b)	2,855	219,350
EverBank Financial Corp.	16,741	318,916

		538,266

Trading Companies & Distributors—2.5%
Air Lease Corp.	9,123	376,415
Aircastle Ltd.	17,013	285,478
H&E Equipment Services, Inc. (b)	7,451	258,177

		920,070

Transportation Infrastructure—0.9%
Macquarie Infrastructure Co. LLC	5,560	341,829

Total Common Stock (cost—$25,333,400)		35,048,592

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $702,000; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $719,687 including accrued interest
(cost—$702,000)	$702	702,000

Total Investments (cost—$26,035,400)—98.9%		35,750,592

Other assets less liabilities—1.1%		393,552

Net Assets—100.0%		$36,144,144

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	135

Statements of Assets and Liabilities

May 31, 2014 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Assets:
Investments, at value	$2,465,202	$4,477,581	$5,316,831	$5,600,837	$4,740,165
Investments in Affiliates, at value	26,330,207	45,290,544	51,766,974	53,913,509	44,541,134
Repurchase agreements, at value	—	379,000	553,000	490,000	403,000
Cash	16,346	617	546	293	282
Receivable for investments in Affiliates sold	174,817	—	—	—	—
Receivable for investments sold	11,373	—	—	—	—
Dividends receivable from Affiliates	7,802	12,881	10,220	7,355	4,408
Receivable for Fund shares sold	1,835	9,336	5,966	7,655	9,928
Receivable from Investment Manager	—	—	—	—	—
Prepaid expenses	—	—	—	—	—
Total Assets	29,007,582	50,169,959	57,653,537	60,019,649	49,698,917
Liabilities:
Payable for investments in Affiliates purchased	—	—	—	—	—
Payable for Fund shares redeemed	151	9	5	23,223	2,107
Servicing fees payable	2,314	4,557	5,212	4,669	3,300
Administration fees payable	2,134	4,582	5,304	2,723	2,124
Distribution fees payable	1,794	2,152	2,505	2,687	2,468
Accrued expenses	—	—	—	—	—
Total Liabilities	6,393	11,300	13,026	33,302	9,999
Net Assets	$29,001,189	$50,158,659	$57,640,511	$59,986,347	$49,688,918
Net Assets Consist of:
Paid-in-capital	$27,048,473	$47,449,674	$54,958,135	$55,474,445	$46,155,601
Undistributed (dividends in excess of) net investment income	180,430	273,370	269,467	264,733	159,393
Accumulated net realized gain (loss)	(100,081)	(346,829)	(596,144)	120,801	66,806
Net unrealized appreciation	1,872,367	2,782,444	3,009,053	4,126,368	3,307,118
Net Assets	$29,001,189	$50,158,659	$57,640,511	$59,986,347	$49,688,918
Cost of Investments	$2,269,330	$4,157,109	$4,916,377	$5,109,724	$4,328,658
Cost of Investments in Affiliates	$24,653,712	$42,828,572	$49,158,375	$50,278,254	$41,645,523
Cost of Repurchase Agreements	$—	$379,000	$553,000	$490,000	$403,000

136	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$4,018,406	$2,358,412	$1,884,317	$627,778	$2,673,770	$20,147,583	$655,614
38,024,062	22,169,908	17,935,208	6,024,979	27,694,594	197,877,273	5,909,846
395,000	264,000	239,000	—	282,000	582,000	—
914	739	523	77,139	736	597	55,521
—	—	—	—	—	—	—
—	—	—	—	—	—	—
2,823	—	—	—	8,961	—	—
11,757	5,973	8,786	4,712	2,247	21,529	622
—	—	329	356	—	3,966	24,375
—	—	—	—	—	43,256	39,943
42,452,962	24,799,032	20,068,163	6,734,964	30,662,308	218,676,204	6,685,921

—	—	—	—	—	150,696	—
1,491	1	4	6,079	3,510	535,432	150,551
3,166	1,831	915	146	2,277	29,609	646
1,340	554	—	—	1,758	—	—
1,743	488	660	148	3,258	43,506	1,122
—	—	—	—	—	182,535	41,019
7,740	2,874	1,579	6,373	10,803	941,778	193,338
$42,445,222	$24,796,158	$20,066,584	$6,728,591	$30,651,505	$217,734,426	$6,492,583

$38,026,710	$22,414,367	$17,246,478	$5,708,101	$28,330,062	$190,419,322	$5,018,631
94,710	37,897	21,045	8,051	115,661	(34,442)	(13,891)
541,378	192,017	453,183	166,522	252,023	(1,263,905)	418,283
3,782,424	2,151,877	2,345,878	845,917	1,953,759	28,613,451	1,069,560
$42,445,222	$24,796,158	$20,066,584	$6,728,591	$30,651,505	$217,734,426	$6,492,583
$3,600,323	$2,124,038	$1,670,779	$551,857	$2,436,703	$18,101,575	$577,269
$34,659,721	$20,252,405	$15,802,868	$5,254,983	$25,977,902	$171,309,830	$4,918,631
$395,000	$264,000	$239,000	$—	$282,000	$582,000	$—

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	137

Statements of Assets and Liabilities (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Net Assets:
Class A	$9,176,318	$19,778,126	$23,431,510	$19,542,004	$14,709,183
Class B	—	—	—	—	—
Class C	1,451,376	455,188	—	724,986	—
Class D	111,664	365,052	—	678,659	—
Class R	200,314	1,088,980	1,068,944	1,320,230	1,045,218
Class P	4,547,641	12,866,095	13,546,024	18,244,642	14,362,799
Institutional Class	—	—	—	—	—
Class R6	9,956,822	8,332,152	8,303,817	10,844,180	8,458,280
Administrative Class	3,557,054	7,273,066	11,290,216	8,631,646	11,113,438
Shares Issued and Outstanding:
Class A	460,356	1,000,703	1,350,444	924,140	791,462
Class B	—	—	—	—	—
Class C	73,526	23,081	—	34,505	—
Class D	5,563	18,384	—	31,908	—
Class R	9,981	55,055	61,819	62,246	56,327
Class P	225,932	643,541	775,784	850,993	767,552
Institutional Class	—	—	—	—	—
Class R6	494,181	416,230	475,288	504,781	451,432
Administrative Class	177,166	365,844	648,072	403,854	595,526
Net Asset Value and Redemption Price Per Share:*
Class A	$19.93	$19.76	$17.35	$21.15	$18.58
Class B	—	—	—	—	—
Class C	19.74	19.72	—	21.01	—
Class D	20.07	19.86	—	21.27	—
Class R	20.07	19.78	17.29	21.21	18.56
Class P	20.13	19.99	17.46	21.44	18.71
Institutional Class	—	—	—	—	—
Class R6	20.15	20.02	17.47	21.48	18.74
Administrative Class	20.08	19.88	17.42	21.37	18.66

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

138	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$13,179,288	$8,273,519	$3,420,532	$631,770	$5,069,108	$70,164,700	$1,212,871
—	—	—	—	—	2,223,439	—
369,072	—	135,790	—	4,263,756	65,953,678	1,424,841
208,629	—	285,012	—	1,035,925	1,558,155	219,720
1,340,238	414,061	572,185	105,926	204,642	17,457	136,528
11,957,775	8,793,948	5,329,943	997,526	7,544,377	1,916,927	43,552
—	—	—	—	—	75,867,093	3,434,521
10,090,860	5,627,497	9,034,119	4,705,463	10,540,334	—	—
5,299,360	1,687,133	1,289,003	287,906	1,993,363	32,977	20,550

597,610	430,576	154,478	33,336	259,348	5,707,866	54,317
—	—	—	—	—	177,294	—
16,846	—	6,181	—	220,490	5,302,303	64,771
9,445	—	12,838	—	52,733	127,297	9,903
60,969	21,599	25,872	5,601	10,158	1,427	6,147
537,201	454,877	238,162	52,304	381,005	155,934	1,951
—	—	—	—	—	6,232,028	153,538
452,581	290,622	402,802	246,214	542,667	—	—
239,156	87,564	57,815	15,148	100,900	2,621	921

$22.05	$19.22	$22.14	$18.95	$19.55	$12.29	$22.33
—	—	—	—	—	12.54	—
21.91	—	21.97	—	19.34	12.44	22.00
22.09	—	22.20	—	19.64	12.24	22.19
21.98	19.17	22.12	18.91	20.15	12.24	22.21
22.26	19.33	22.38	19.07	19.80	12.29	22.32
—	—	—	—	—	12.17	22.37
22.30	19.36	22.43	19.11	19.42	—	—
22.16	19.27	22.30	19.01	19.76	12.58	22.30

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	139

Statements of Assets and Liabilities (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Global Equity Fund	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Global Fundamental Strategy
Assets:
Investments, at value	$81,323,042	$35,420,247	$3,637,723	$2,579,633,419	$22,706,751
Investments in Affiliates, at value	—	144,635	377,974	—	—
Repurchase agreements, at value	—	465,000	—	37,807,000	2,465,000
Cash	—	331	94,496	436	372
Foreign currency, at value	—	23,417	1,227	—	12,342
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	12,031
Dividends and interest receivable (net of foreign taxes)	168,472	121,929	20,155	10,540,310	199,565
Receivable for investments sold	238,978	—	—	28,703,377	—
Deposits with brokers for derivatives collateral	—	587,206	—	—	116,897
Receivable for Fund shares sold	38,016	—	100	3,828,593	—
Receivable from Investment Manager	—	14,037	18,719	—	—
Deferred offering costs	—	65,990	—	—	13,242
Tax reclaims receivable	122	12,189	—	—	6,238
Dividends receivable from Affiliates	—	312	6,754	—	—
Receivable for variation margin on futures contracts	—	38,446	—	—	—
Prepaid expenses and other assets	15,048	1,066	69,021	65,415	23,991
Total Assets	81,783,678	36,894,805	4,226,169	2,660,578,550	25,556,429
Liabilities:
Payable for investments purchased	—	—	—	40,071,594	1,114,339
Payable for Fund shares redeemed	40,401	10,141	—	2,353,111	195
Payable to custodian for cash overdraft	3,936	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	44,838
Investment management fees payable	13,355	—	—	1,247,712	2,102
Distribution fees payable	235	—	27	86,772	7
Servicing fees payable	2,206	—	79	150,955	446
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	464
Due to Investment Manager	—	49,893	—	—	13,242
Accrued expenses	31,798	18,053	33,910	357,279	36,725
Total Liabilities	91,931	78,087	34,016	44,267,423	1,212,358
Net Assets	$81,691,747	$36,816,718	$4,192,153	$2,616,311,127	$24,344,071

140	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value

$17,764,110	$305,047,472	$441,282,757	$87,456,994	$40,708,432	$2,798,349	$9,505,514
—	6,867,581	—	19,101,311	378,484	3,353,852	—
225,000	15,757,000	19,808,000	2,070,000	419,000	—	—
64	448	143	620	972	67,690	58,957
3,450	487,614	—	447,530	—	817	231,919
—	—	—	—	—	—	—
63,833	693,412	7,985,159	287,033	4,753	6,685	35,894
—	—	635,254	342,491	578,797	—	319,955
—	—	—	—	—	11,509	—
—	1,978,719	679,800	39,901	114,774	—	—
15,373	—	—	—	—	20,394	17,920
—	—	—	—	—	—	—
7,943	257,129	—	75,351	—	87	—
—	42,903	—	—	1,862	—	—
—	—	—	—	—	12,431	—
26,024	22,434	24,997	19,750	17,722	26,341	23,851
18,105,797	331,154,712	470,416,110	109,840,981	42,224,796	6,298,155	10,194,010

4	—	7,467,720	61,960	254,270	—	270,947
2,651	266,728	2,916,056	13,349	79,571	—	70,330
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	264,556	185,317	57,836	32,719	—	—
116	44,607	23,990	656	—	58	27
79	50,747	33,858	1,575	843	48	325
—	—	—	—	—	—	—
—	—	—	—	—	—	—
51,246	167,559	127,917	206,945	54,923	43,068	52,803
54,096	794,197	10,754,858	342,321	422,326	43,174	394,432
$18,051,701	$330,360,515	$459,661,252	$109,498,660	$41,802,470	$6,254,981	$9,799,578

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	141

Statements of Assets and Liabilities (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Global Equity Fund	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Global Fundamental Strategy
Net Assets Consist of:
Paid-in-capital	$68,247,301	$34,204,591	$4,210,025	$2,115,308,105	$22,802,394
Undistributed (dividends in excess of) net investment income	399,501	473,189	(8,733)	7,719,170	130,201
Accumulated net realized gain (loss)	3,470,789	191,599	(48,199)	122,284,049	166,464
Net unrealized appreciation	9,574,156	1,947,339	39,060	370,999,803	1,245,012
Net Assets	$81,691,747	$36,816,718	$4,192,153	$2,616,311,127	$24,344,071
Cost of Investments	$71,748,886	$33,517,401	$3,540,267	$2,208,633,616	$21,429,552
Cost of Investments in Affiliates	$—	$138,257	$436,366	$—	$—
Cost of Repurchase Agreements	$—	$465,000	$—	$37,807,000	$2,465,000
Cost of Foreign Currency	$—	$23,451	$1,227	$—	$12,316
Net Assets:
Class A	$9,701,530	$—	$128,831	$483,918,061	$10,852
Class C	385,837	—	32,948	135,599,355	10,777
Class D	303,403	—	201,497	118,535,411	2,094,078
Class R	—	—	—	1,295,344	—
Class P	18,018	—	12,418	221,327,312	10,867
Institutional Class	71,282,959	—	3,816,459	1,651,273,276	22,217,497
Administrative Class	—	—	—	4,362,368	—
Class R6	—	36,816,718	—	—	—
Shares Issued and Outstanding:
Class A	407,305	—	8,233	13,305,619	675
Class C	16,463	—	2,114	3,726,817	672
Class D	12,757	—	12,816	3,262,367	130,164
Class R	—	—	—	35,670	—
Class P	752	—	783	6,096,866	675
Institutional Class	2,978,591	—	244,813	45,539,784	1,379,324
Administrative Class	—	—	—	120,134	—
Class R6	—	2,297,484	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$23.82	$—	$15.65	$36.37	$16.09
Class C	23.44	—	15.59	36.38	16.04
Class D	23.78	—	15.72	36.33	16.09
Class R	—	—	—	36.31	—
Class P	23.96	—	15.86	36.30	16.10
Institutional Class	23.93	—	15.59	36.26	16.11
Administrative Class	—	—	—	36.31	—
Class R6	—	16.02	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

142	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value

$15,509,177	$289,627,065	$442,590,037	$81,886,454	$32,486,451	$5,825,506	$9,381,781
135,317	1,068,991	(2,577,346)	450,610	(682,766)	(8,785)	74,170
801,244	(13,439,762)	(1,869,738)	8,511,701	(3,712,214)	(30,419)	55,450
1,605,963	53,104,221	21,518,299	18,649,895	13,710,999	468,679	288,177
$18,051,701	$330,360,515	$459,661,252	$109,498,660	$41,802,470	$6,254,981	$9,799,578
$16,158,272	$252,747,322	$419,764,458	$73,632,273	$27,241,317	$2,729,287	$9,215,739
$—	$6,064,842	$—	$14,280,487	$134,600	$2,966,589	$—
$225,000	$15,757,000	$19,808,000	$2,070,000	$419,000	$—	$—
$3,450	$486,612	$—	$445,331	$—	$819	$231,272

$156,650	$151,277,261	$59,167,350	$5,003,489	$4,150,824	$116,889	$28,685
183,329	72,004,515	26,054,911	1,064,198	—	112,116	43,236
122,062	22,310,798	74,880,304	1,451,779	—	29,748	1,496,439
—	—	3,007,130	81,259	—	—	—
13,326	60,880,843	86,750,807	30,725,956	2,133,202	10,979	10,859
17,576,334	23,887,098	174,619,893	71,171,979	35,518,444	5,985,249	8,220,359
—	—	35,180,857	—	—	—	—
—	—	—	—	—	—	—

8,700	11,439,382	5,712,526	126,764	275,252	7,250	1,815
10,404	5,590,033	2,519,599	27,203	—	7,010	2,752
6,783	1,692,361	7,448,434	36,070	—	1,842	94,465
—	—	299,661	2,067	—	—	—
736	4,575,878	8,647,084	783,687	141,213	679	685
971,300	1,821,863	17,356,084	1,767,535	2,340,244	370,309	518,467
—	—	3,511,556	—	—	—	—
—	—	—	—	—	—	—

$18.01	$13.22	$10.36	$39.47	$15.08	$16.12	$15.80
17.62	12.88	10.34	39.12	—	15.99	15.71
18.00	13.18	10.05	40.25	—	16.15	15.84
—	—	10.04	39.32	—	—	—
18.11	13.30	10.03	39.21	15.11	16.16	15.84
18.10	13.11	10.06	40.27	15.18	16.16	15.86
—	—	10.02	—	—	—	—
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	143

Statements of Assets and Liabilities (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return
Assets:
Investments, at value	$72,759,728	$21,317,364	$30,460,579	$710,232,357	$13,038,293
Investments in Affiliates, at value	—	125,417	—	—	—
Repurchase agreements, at value	1,170,000	—	3,620,000	15,596,000	3,638,000
Cash	351	31,465	797	171,261	300
Foreign currency, at value	209,053	134,640	34,014	—	—
Dividends and interest receivable (net of foreign taxes)	467,941	105,072	163,879	10,941,615	—
Receivable for investments sold	—	—	6,492	8,585,195	—
Deposits with brokers for derivatives collateral	—	—	—	—	164,030
Receivable for Fund shares sold	45,666	30,731	10,000	2,567,233	6,916
Receivable from Investment Manager	—	5,854	75	—	49,569
Tax reclaims receivable	9,607	13,435	13,878	—	—
Prepaid expenses	39,722	71,030	17,017	43,837	14,934
Total Assets	74,702,068	21,835,008	34,326,731	748,137,498	16,912,042
Liabilities:
Payable for investments purchased	—	—	3,041,311	21,641,263	—
Payable for Fund shares redeemed	8,437	21,595	—	1,488,485	44,921
Options written, at value	—	—	—	—	48,354
Investment management fees payable	32,118	—	—	303,915	—
Distribution fees payable	3,724	750	30	17,558	69
Servicing fees payable	3,911	1,117	37	67,727	758
Accrued expenses	52,398	51,261	28,801	157,880	11,198
Total Liabilities	100,588	74,723	3,070,179	23,676,828	105,300
Net Assets	$74,601,480	$21,760,285	$31,256,552	$724,460,670	$16,806,742
Net Assets Consist of:
Paid-in-capital	$62,104,341	$18,295,784	$28,616,155	$723,836,374	$16,468,959
Undistributed (dividends in excess of) net investment income	962,161	181,559	326,421	(4,829,594)	(112,759)
Accumulated net realized gain (loss)	4,098,666	941,143	223,507	(623,272)	234,864
Net unrealized appreciation	7,436,312	2,341,799	2,090,469	6,077,162	215,678
Net Assets	$74,601,480	$21,760,285	$31,256,552	$724,460,670	$16,806,742
Cost of Investments	$65,320,557	$19,017,591	$28,370,765	$704,155,195	$13,168,437
Cost of Investments in Affiliates	$—	$83,836	$—	$—	$—
Cost of Repurchase Agreements	$1,170,000	$—	$3,620,000	$15,596,000	$3,638,000
Cost of Foreign Currency	$211,687	$134,302	$34,000	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—	$394,176

144	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Ultra Micro Cap	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth

$132,808,429	$7,377,738	$34,688,086
—	—	360,506
642,000	402,000	702,000
772	732	114
—	—	—
28,950	14,776	11,601
763,579	19,724	362,819
—	2,773	—
86,878	—	39,514
—	17,634	—
—	10	—
14,302	14,961	33,448
134,344,910	7,850,348	36,198,088

618,808	—	—
248,527	—	20,661
—	19,760	—
186,753	—	8,226
—	110	416
15,850	426	1,275
27,272	68,500	23,366
1,097,210	88,796	53,944
$133,247,700	$7,761,552	$36,144,144

$110,704,907	$6,879,866	$23,808,266
(1,973,989)	27,126	(274,039)
(2,049,586)	(538,013)	2,894,725
26,566,368	1,392,573	9,715,192
$133,247,700	$7,761,552	$36,144,144
$106,242,061	$5,985,029	$25,137,422
$—	$—	$195,978
$642,000	$402,000	$702,000
$—	$—	$—
$—	$19,624	$—

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	145

Statements of Assets and Liabilities (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return
Net Assets:
Class A	$11,877,386	$2,759,021	$106,520	$207,334,490	$2,260,987
Class C	5,932,697	1,224,451	48,353	84,328,784	117,396
Class D	837,719	1,108,647	14,030	37,432,463	1,159,694
Class R	—	—	—	—	—
Class P	1,909,707	23,593	24,034	166,996,062	61,596
Institutional Class	54,043,971	16,644,573	31,063,615	228,368,871	13,207,069
Shares Issued and Outstanding:
Class A	536,649	123,534	5,541	13,020,305	146,713
Class C	271,369	55,265	2,535	5,305,980	7,712
Class D	37,474	49,480	729	2,351,205	75,150
Class R	—	—	—	—	—
Class P	85,788	1,041	1,246	10,491,596	3,989
Institutional Class	2,453,450	738,334	1,610,005	14,328,687	853,925
Net Asset Value and Redemption Price Per Share:*
Class A	$22.13	$22.33	$19.22	$15.92	$15.41
Class C	21.86	22.16	19.07	15.89	15.22
Class D	22.35	22.41	19.24	15.92	15.43
Class R	—	—	—	—	—
Class P	22.26	22.66	19.29	15.92	15.44
Institutional Class	22.03	22.54	19.29	15.94	15.47

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

146	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Ultra Micro Cap	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth

$74,572,330	$1,541,666	$5,348,595
—	175,215	653,225
—	317,060	94,839
—	—	26,208
1,436,930	12,045	149,499
57,238,440	5,715,566	29,871,778

3,128,333	87,504	302,541
—	10,068	37,957
—	17,907	5,357
—	—	1,494
60,098	678	8,374
2,385,992	322,260	1,667,296

$23.84	$17.62	$17.68
—	17.40	17.21
—	17.71	17.70
—	—	17.55
23.91	17.75	17.85
23.99	17.74	17.92

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	147

Statements of Operations

Six Months ended May 31, 2014 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Investment Income:
Dividends from investments in Affiliates	$330,840	$541,428	$596,539	$693,123	$521,385
Dividends	30,792	48,265	50,350	52,459	39,540
Contribution from Investment Manager (see Note 6)	—	—	—	2,557	1,615
Total Investment Income	361,632	589,693	646,889	748,139	562,540
Expenses:
Investment management	7,021	11,487	12,578	13,375	10,460
Administration	24,670	45,793	52,031	50,605	39,041
Distribution — Class B	—	—	—	—	—
Distribution — Class C	5,175	1,660	—	2,733	—
Distribution — Class R	240	1,290	1,365	1,558	1,248
Administrative servicing — Class P	—	—	—	—	—
Servicing — Class A	11,289	23,047	27,742	22,708	16,930
Servicing — Class B	—	—	—	—	—
Servicing — Class C	1,725	553	—	911	—
Servicing — Class D	207	387	—	818	—
Servicing — Class R	240	1,290	1,365	1,558	1,248
Distribution and/or servicing — Administrative Class	4,563	9,071	13,608	11,027	13,279
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class B	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class D	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Excise tax	—	—	—	—	—
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Legal	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Total Expenses	55,130	94,578	108,689	105,293	82,206
Less: Fee Waiver/Reimbursement from Investment Manager	(19,248)	(32,415)	(36,253)	(47,015)	(36,538)
Net Expenses	35,882	62,163	72,436	58,278	45,668
Net Investment Income	325,750	527,530	574,453	689,861	516,872

148	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$475,110	$234,466	$199,356	$70,090	$353,352	$2,991,510	$82,679
31,986	16,514	15,618	5,535	32,727	229,369	8,431
2,922	1,746	4,058	2,239	600	—	—
510,018	252,726	219,032	77,864	386,679	3,220,879	91,110

9,388	5,108	4,357	1,466	7,544	907,496	27,980
33,799	18,812	11,403	2,571	26,122	—	—
—	—	—	—	—	9,228	—
1,243	—	474	—	15,646	249,736	5,180
1,546	476	656	105	203	21	157
—	—	—	—	—	1,029	21
15,287	9,495	3,515	579	7,298	86,846	1,641
—	—	—	—	—	3,076	—
414	—	158	—	5,215	83,245	1,727
266	—	404	—	1,308	1,783	427
1,546	476	656	105	203	21	157
6,397	2,011	1,508	310	2,718	31	25
—	—	—	—	—	41,632	231
—	—	—	—	—	4,191	—
—	—	—	—	—	24,507	160
—	—	—	—	—	673	214
—	—	—	—	—	—	17
—	—	—	—	—	38,223	13
—	—	—	—	1,281	—	—
—	—	—	—	—	13,591	524
—	—	—	—	—	25,069	29,965
—	—	—	—	—	16,223	6,810
—	—	—	—	—	34,370	4,853
—	—	—	—	—	15,715	6,729
—	—	—	—	—	6,267	3,361
—	—	—	—	—	18,607	14,256
—	—	—	—	—	47,086	38,134
—	—	—	—	—	2,911	2,992
69,886	36,378	23,131	5,136	67,538	1,631,577	145,574
(33,402)	(19,421)	(13,969)	(3,858)	(22,510)	(1,041,229)	(131,452)
36,484	16,957	9,162	1,278	45,028	590,348	14,122
473,534	235,769	209,870	76,586	341,651	2,630,531	76,988

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	149

Statements of Operations (cont’d)

Six Months ended May 31, 2014 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$4,943	$4,453	$6,665	$13,925	$7,557
Investments in Affiliates	246,417	52,154	(205,290)	285,005	108,411
Net capital gain distributions received from underlying funds	2,889	4,248	3,864	4,581	3,032
Net capital gain distributions received from underlying Affiliated funds	111,474	189,927	243,090	330,608	292,363
Net change in unrealized appreciation/depreciation of:
Investments	124,606	245,299	328,337	361,635	324,804
Investments in Affiliates	426,072	1,148,165	1,647,947	1,165,183	1,173,833
Net Realized and Change in Unrealized Gain	916,401	1,644,246	2,024,613	2,160,937	1,910,000
Net Increase in Net Assets Resulting from Investment Operations	$1,242,151	$2,171,776	$2,599,066	$2,850,798	$2,426,872

150	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$595	$774	$5,547	$8,831	$1,246	$42,180	$27,558
421,406	29,653	308,927	52,427	325,234	6,657,460	346,239
2,606	1,267	1,614	610	3,475	22,692	1,598
300,911	173,758	164,810	58,385	124,698	1,861,747	63,306

308,864	179,650	137,587	37,183	137,500	1,126,244	20,698
786,321	726,340	280,632	127,194	307,079	(2,623,746)	(211,182)
1,820,703	1,111,442	899,117	284,630	899,232	7,086,577	248,217
$2,294,237	$1,347,211	$1,108,987	$361,216	$1,240,883	$9,717,108	$325,205

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	151

Statements of Operations (cont’d)

Period or Six Months ended May 31, 2014 (Unaudited)

	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Global Equity Fund (1)	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Global Fundamental Strategy
Investment Income:
Interest, net of foreign withholding taxes*	$—	$—	$—	$18,216,312	$184,578
Dividends, net of foreign withholding taxes*	666,524	532,408	25,313	9,796,522	167,447
Dividends from investments in Affiliates	—	1,327	7,315	—	—
Miscellaneous	2	—	—	—	—
Total Investment Income	666,526	533,735	32,628	28,012,834	352,025
Expenses:
Investment management	143,962	44,541	23,268	7,326,289	81,342
Distribution — Class C	1,261	—	184	486,868	39
Distribution — Class R	—	—	—	1,270	—
Administrative servicing — Class P	9	—	6	120,863	—
Servicing — Class A	11,459	—	160	498,798	13
Servicing — Class C	420	—	61	162,289	13
Servicing — Class D	280	—	264	163,966	584
Servicing — Class R	—	—	—	1,270	—
Distribution and/or servicing — Administrative Class	—	—	—	13,461	—
Sub-transfer agent — Class A	223	—	83	95,691	—
Sub-transfer agent — Class C	40	—	19	32,469	—
Sub-transfer agent — Class D	311	—	5,658	53,054	—
Sub-transfer agent — Class R	—	—	—	583	—
Sub-transfer agent — Institutional Class	72	—	20	49,097	2
Sub-transfer agent — Administrative Class	—	—	—	204	—
Legal	6,358	6,094	5,256	71,985	4,155
Trustees	3,616	2,061	307	150,364	1,373
Audit and tax services	13,099	15,876	13,077	33,782	16,251
Registration	42,194	4,278	24,432	262,790	20,160
Custodian and accounting agent	49,193	82,686	44,579	118,186	41,313
Shareholder communications	7,838	11,840	6,153	63,093	2,804
Transfer agent	4,576	3,828	2,815	58,682	2,548
Organizational	—	30,000	—	—	—
Offering	—	64,206	—	—	77,746
Excise tax	—	1,158	—	—	—
Recoupment expense	—	—	—	4,802	—
Insurance	3,892	—	3,115	28,414	3,145
Miscellaneous	2,180	2,222	2,119	6,994	1,360
Total Expenses	290,983	268,790	131,576	9,805,264	252,848
Less: Fee Waiver/Reimbursement from Investment Manager	(78,506)	(208,244)	(100,127)	—	(143,666)
Net Expenses	212,477	60,546	31,449	9,805,264	109,182
Net Investment Income (Loss)	454,049	473,189	1,179	18,207,570	242,843

(1)	Commencement of operations December 2, 2013.

152	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value

$—	$—	$15,709,084	$—	$—	$10,660	$—
235,247	3,296,610	—	843,453	72,937	30,761	170,230
—	105,541	—	229,209	4,138	10,980	—
1	—	46,013	—	—	—	846
235,248	3,402,151	15,755,097	1,072,662	77,075	52,401	171,076

33,232	1,363,813	1,068,200	538,529	276,681	21,650	42,899
676	231,230	99,756	3,239	—	313	135
—	—	3,688	57	—	—	—
6	25,546	40,081	16,146	1,201	—	—
150	165,656	73,600	6,025	3,455	76	25
225	77,076	33,252	1,080	—	104	45
65	24,583	101,399	1,214	—	19	1,650
—	—	3,688	57	—	—	—
—	—	42,292	—	—	—	—
56	48,266	16,631	2,074	215	10	1
18	24,888	8,025	26	—	8	—
67	7,847	43,091	17	—	5,250	4,540
—	—	2,019	7	—	—	—
15	1,226	9,565	4,439	17,474	4	341
—	—	3,060	—	—	—	—
5,156	10,526	19,359	7,326	4,887	16,005	3,830
1,093	15,601	29,020	7,440	2,858	391	526
16,251	22,926	23,699	17,942	16,448	14,755	16,250
32,159	54,927	112,241	60,998	23,680	32,345	30,436
68,849	76,241	45,355	128,242	34,933	44,226	86,122
7,134	19,503	19,472	8,338	7,099	8,327	7,897
3,343	12,442	21,650	9,152	4,749	2,344	2,407
—	—	—	—	—	—	—
—	—	—	—	—	6,226	3,794
—	—	46,272	—	—	—	65
—	24,577	28,707	90	—	—	—
3,356	6,057	7,995	4,835	3,388	3,162	3,177
2,441	2,662	3,538	3,152	2,130	2,369	2,750
174,292	2,215,593	1,905,655	820,425	399,198	157,584	206,890
(123,177)	—	(508)	(144,040)	(55,597)	(139,747)	(149,198)
51,115	2,215,593	1,905,147	676,385	343,601	17,837	57,692
184,133	1,186,558	13,849,950	396,277	(266,526)	34,564	113,384

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	153

Statements of Operations (cont’d)

Period or Six Months ended May 31, 2014 (Unaudited)

	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Global Equity Fund (1)	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Global Fundamental Strategy
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$3,455,359	$107,037	$61,390	$96,085,731	$151,156
Investments in Affiliates	—	(3,744)	144,059	—	—
Futures contracts	—	91,663	—	—	(8,361)
Options written	—	—	—	—	35,097
Foreign currency transactions	—	(3,357)	(18)	—	(14,771)
Payments from Affiliates (See Note 13)	—	—	—	475,282	—
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	59,273	1,902,846	(286,588)	63,683,510	789,415
Investments in Affiliates	—	6,378	(216,309)	—	—
Futures contracts	—	38,446	—	—	(39,099)
Options written	—	—	—	—	12,316
Foreign currency transactions	—	(331)	(4)	—	12,690
Net Realized and Change in Unrealized Gain (Loss)	3,514,632	2,138,938	(297,470)	160,244,523	938,443
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	3,968,681	2,612,127	$(296,291)	$178,452,093	$1,181,286
* Foreign withholding taxes	312	32,578	1,273	—	20,217

(1)	Commencement of operations, December 2, 2013

154	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value

$666,727	$6,929,983	$(1,945,327)	$4,942,493	$2,283,339	$(39,269)	$221,502
—	—	—	2,274,291	155,127	440	—
—	—	—	—	—	(4,572)	—
—	—	—	—	—	—	—
(2,977)	(69,588)	—	(63,874)	—	(4)	(6,264)
—	—	174,513	—	—	—	—
—	—	—	—	—	18,182	—

209,349	12,141,843	6,314,622	(4,350,028)	(2,383,868)	182,888	105,565
—	(1,347,250)	—	(1,310,657)	36,589	221,152	—
—	—	—	—	—	(1,330)	—
—	—	—	—	—	—	—
268	(12,392)	—	5,443	—	(48)	1,553
873,367	17,642,596	4,543,808	1,497,668	91,187	377,439	322,356
$1,057,500	$18,829,154	$18,393,758	$1,893,945	$(175,339)	$412,003	$435,740
13,232	322,502	—	97,317	816	1,680	20,130

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	155

Statements of Operations (cont’d)

Six Months ended May 31, 2014 (Unaudited)

	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return
Investment Income:
Interest	$1	$—	$—	$14,547,634	$3,094
Dividends, net of foreign withholding taxes*	1,657,709	346,730	598,401	—	—
Dividends from investments in Affiliates	—	1,619	—	—	—
Miscellaneous	—	—	—	600,338	—
Total Investment Income	1,657,710	348,349	598,401	15,147,972	3,094
Expenses:
Investment management	288,116	91,875	72,293	1,519,228	84,517
Distribution — Class C	21,605	3,531	175	90,808	413
Distribution — Class R	—	—	—	—	—
Administrative servicing — Class P	908	—	7	71,817	—
Servicing — Class A	13,863	3,134	131	226,689	2,053
Servicing — Class C	7,202	1,177	58	90,808	137
Servicing — Class D	969	1,272	16	32,241	1,641
Servicing — Class R	—	—	—	—	—
Sub-transfer agent — Class A	1,614	104	15	29,395	349
Sub-transfer agent — Class C	1,444	173	17	12,489	22
Sub-transfer agent — Class D	22	4,834	—	15,616	5,109
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	1,354	183	—	9,440	168
Legal	5,815	4,986	2,284	20,641	51,529
Trustees	4,888	811	352	34,335	756
Audit and tax services	16,251	13,952	17,499	17,262	15,905
Registration	23,422	26,673	22,984	98,431	21,986
Custodian and accounting agent	55,401	78,671	48,721	48,486	65,948
Shareholder communications	8,590	5,694	6,742	27,082	6,488
Transfer agent	7,393	3,338	2,462	30,712	2,439
Offering	—	—	—	—	795
Recoupment expense	—	—	—	36,771	—
Insurance	4,275	3,245	3,116	9,486	3,231
Miscellaneous	2,463	2,516	2,176	1,756	3,481
Total Expenses	465,595	246,169	179,048	2,423,493	266,967
Less: Fee Waiver/Reimbursement from Investment Manager	(77,496)	(120,955)	(92,814)	(17,531)	(151,114)
Net Expenses	388,099	125,214	86,234	2,405,962	115,853
Net Investment Income (Loss)	1,269,611	223,135	512,167	12,742,010	(112,759)

156	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Ultra Micro Cap	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth

$—	$—	$—
288,717	72,113	63,629
—	—	2,602
—	—	—
288,717	72,113	66,231

1,097,943	26,163	167,290
—	634	2,393
—	—	32
690	—	64
97,533	1,842	6,610
—	211	798
—	365	111
—	—	32
13,736	267	142
—	31	79
—	5,076	7
—	—	3
3,658	30	928
9,830	6,280	5,957
6,620	483	2,443
16,450	13,881	13,453
44,200	21,855	42,284
45,661	78,237	44,159
13,059	6,098	6,845
7,383	2,435	6,498
—	782	—
147,056	—	—
4,137	3,144	3,711
2,368	2,552	2,618
1,510,324	170,366	306,457
—	(129,968)	(79,160)
1,510,324	40,398	227,297
(1,221,607)	31,715	(161,066)

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	157

Statements of Operations (cont’d)

Six Months ended May 31, 2014 (Unaudited)

	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$2,871,587	$863,281	$203,215	$2,387,723	$(1,032,654)
Investments in Affiliates	—	—	—	—	—
Options written	—	—	—	—	1,314,585
Foreign currency transactions	5,831	(2,187)	6,931	—	—
Payments from Affiliates (See Note 13)	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(795,321)	683,360	1,331,686	269,288	(102,741)
Investments in Affiliates	—	6,305	—	—	—
Options written	—	—	—	—	231,360
Foreign currency transactions	(3,792)	1,473	560	—	—
Net Realized and Change in Unrealized Gain (Loss)	2,078,305	1,552,232	1,542,392	2,657,011	410,550
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$3,347,916	$1,775,367	$2,054,559	$15,399,021	$297,791
* Foreign withholding taxes	95,387	27,575	43,695	—	—

158	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Ultra Micro Cap	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth

$(1,964,388)	$(221,986)	$1,809,509
—	—	6,173
—	8,302	—
—	—	—
—	317	—

(697,852)	513,071	(2,035,098)
—	—	90,612
—	(758)	—
—	—	—
(2,662,240)	298,946	(128,804)
$(3,883,847)	$330,661	$(289,870)
—	—	125

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	159

Statements of Changes in Net Assets

	AllianzGI Retirement 2015		AllianzGI Retirement 2020

	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013
Increase in Net Assets from:

Investment Operations:
Net investment income	$325,750	$550,150	$527,530	$741,668
Net realized gain (loss)	365,723	(35,747)	250,782	(330,343)
Net change in unrealized appreciation/depreciation	550,678	71,953	1,393,464	542,205
Net increase in net assets resulting from investment operations	1,242,151	586,356	2,171,776	953,530
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(202,351)	(151,229)	(376,596)	(216,157)
Class C	(14,041)	(38,226)	(4,276)	(2,686)
Class D	(2,326)	(36,338)	(5,007)	(6,077)
Class R	(1,465)	(13,152)	(14,740)	(22,640)
Class P	(84,782)	(110,299)	(154,714)	(124,213)
Class R6	(178,596)	(219,816)	(160,647)	(176,616)
Administrative Class	(73,602)	(397)	(138,300)	(3,255)
Net realized capital gains:
Class A	—	—	—	(20,593)
Class C	—	—	—	(926)
Class D	—	—	—	(647)
Class R	—	—	—	(2,281)
Class P	—	—	—	(12,116)
Class R6	—	—	—	(16,558)
Administrative Class	—	—	—	(1,258)
Total dividends and distributions to shareholders	(557,163)	(569,457)	(854,280)	(606,023)
Fund Share Transactions:
Net proceeds from the sale of shares	15,324,020	14,415,003	20,304,848	27,968,920
Issued in reinvestment of dividends and distributions	556,498	563,101	854,232	606,023
Cost of shares redeemed	(9,573,278)	(10,695,386)	(5,509,387)	(11,330,116)
Net increase from Fund share transactions	6,307,240	4,282,718	15,649,693	17,244,827
Total increase in net assets	6,992,228	4,299,617	16,967,189	17,592,334
Net Assets:
Beginning of period	22,008,961	17,709,344	33,191,470	15,599,136
End of period*	$29,001,189	$22,008,961	$50,158,659	$33,191,470
* Including undistributed net investment income of:	$180,430	$208,894	$273,370	$600,120

160	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2025		AllianzGI Retirement 2030		AllianzGI Retirement 2035

Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013

$574,453	$665,521	$689,861	$870,675	$516,872	$535,740
48,329	(416,905)	634,119	(136,941)	411,363	(178,620)
1,976,284	786,392	1,526,818	1,586,487	1,498,637	1,557,091
2,599,066	1,035,008	2,850,798	2,320,221	2,426,872	1,914,211

(426,739)	(236,114)	(428,196)	(221,948)	(300,338)	(101,742)
—	—	(10,033)	(10,874)	—	—
—	—	(13,222)	(10,072)	—	—
(18,248)	(21,077)	(21,599)	(29,886)	(16,445)	(19,990)
(80,183)	(92,938)	(184,881)	(144,236)	(113,126)	(102,453)
(108,975)	(106,062)	(258,616)	(263,982)	(137,282)	(127,515)
(200,811)	(233)	(200,325)	(420)	(224,389)	(260)

—	(24,277)	—	(16,870)	—	(13,242)
—	—	—	(1,227)	—	—
—	—	—	(845)	—	—
—	(2,419)	—	(2,202)	—	(2,812)
—	(9,853)	—	(10,688)	—	(13,606)
—	(11,103)	—	(19,278)	—	(16,780)
—	(904)	—	(562)	—	(1,181)
(834,956)	(504,980)	(1,116,872)	(733,090)	(791,580)	(399,581)

26,830,617	28,907,362	25,365,464	27,480,286	20,803,207	20,515,998
829,681	496,764	1,113,004	730,493	788,966	396,954
(5,594,929)	(7,000,861)	(8,425,540)	(16,818,734)	(3,048,242)	(3,148,704)
22,065,369	22,403,265	18,052,928	11,392,045	18,543,931	17,764,248
23,829,479	22,933,293	19,786,854	12,979,176	20,179,223	19,278,878

33,811,032	10,877,739	40,199,493	27,220,317	29,509,695	10,230,817
$57,640,511	$33,811,032	$59,986,347	$40,199,493	$49,688,918	$29,509,695
$269,467	$529,970	$264,733	$691,744	$159,393	$434,101

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	161

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2040		AllianzGI Retirement 2045

	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$473,534	$547,945	$235,769	$261,082
Net realized gain	725,518	90,776	205,452	74,538
Net change in unrealized appreciation/depreciation	1,095,185	1,818,068	905,990	952,639
Net increase in net assets resulting from investment operations	2,294,237	2,456,789	1,347,211	1,288,259
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(299,358)	(100,875)	(181,709)	(62,334)
Class C	(4,849)	(4,540)	—	—
Class D	(4,271)	(5,385)	—	—
Class R	(22,265)	(22,878)	(6,954)	(7,644)
Class P	(113,845)	(64,785)	(56,921)	(43,843)
Class R6	(262,190)	(214,057)	(115,794)	(101,568)
Administrative Class	(116,327)	(654)	(36,633)	(308)
Net realized capital gains:
Class A	—	(7,682)	—	(12,389)
Class C	—	(439)	—	—
Class D	—	(476)	—	—
Class R	—	(1,677)	—	(1,606)
Class P	—	(4,871)	—	(8,687)
Class R6	—	(15,947)	—	(19,921)
Administrative Class	—	(212)	—	(343)
Return of Capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(823,105)	(444,478)	(398,011)	(258,643)
Fund Share Transactions:
Net proceeds from the sale of shares	19,762,687	16,759,032	11,512,061	7,291,721
Issued in reinvestment of dividends and distributions	821,263	441,636	397,833	258,522
Cost of shares redeemed	(6,532,761)	(5,635,221)	(1,146,991)	(1,178,869)
Net increase (decrease) from Fund share transactions	14,051,189	11,565,447	10,762,903	6,371,374
Total increase (decrease) in net assets	15,522,321	13,577,758	11,712,103	7,400,990
Net Assets:
Beginning of period	26,922,901	13,345,143	13,084,055	5,683,065
End of period*	$42,445,222	$26,922,901	$24,796,158	$13,084,055
* Including undistributed net investment income of:	$94,710	$444,281	$37,897	$200,139

162	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2050		AllianzGI Retirement 2055		AllianzGI Retirement Income

Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013

$209,870	$274,886	$76,586	$114,335	$341,651	$744,927
480,898	168,103	120,253	96,730	454,653	311,964
418,219	1,054,220	164,377	383,798	444,579	(278,951)
1,108,987	1,497,209	361,216	594,863	1,240,883	777,940

(68,062)	(16,717)	(14,622)	(842)	(43,408)	(179,152)
(2,510)	(1,272)	—	—	(14,168)	(167,944)
(8,335)	(5,883)	—	—	(6,476)	(52,448)
(10,670)	(11,240)	(1,766)	(1,333)	(716)	(3,837)
(37,456)	(24,444)	(6,860)	(2,203)	(62,745)	(208,689)
(245,688)	(208,847)	(124,091)	(124,983)	(84,779)	(402,626)
(30,843)	(511)	(6,128)	(386)	(15,482)	(27,354)

—	(1,929)	(1,662)	(448)	—	(23,086)
—	(214)	—	—	—	(28,517)
—	(724)	—	—	—	(7,188)
—	(1,290)	(239)	(698)	—	(554)
—	(2,680)	(765)	(1,113)	—	(24,955)
—	(22,716)	(13,839)	(59,925)	—	(46,558)
—	(118)	(712)	(249)	—	(1,013)

—	—	—	—	—	(7,402)
—	—	—	—	—	(8,593)
—	—	—	—	—	(2,420)
—	—	—	—	—	(205)
—	—	—	—	—	(9,769)
—	—	—	—	—	(15,564)
—	—	—	—	—	(2,004)
(403,564)	(298,585)	(170,684)	(192,180)	(227,774)	(1,219,878)

8,182,692	5,500,024	1,535,570	908,455	9,926,189	10,247,332
403,508	298,585	170,684	192,180	227,712	1,202,902
(2,713,996)	(2,709,799)	(223,711)	(77,253)	(6,838,452)	(14,307,606)
5,872,204	3,088,810	1,482,543	1,023,382	3,315,449	(2,857,372)
6,577,627	4,287,434	1,673,075	1,426,065	4,328,558	(3,299,310)

13,488,957	9,201,523	5,055,516	3,629,451	26,322,947	29,622,257
$20,066,584	$13,488,957	$6,728,591	$5,055,516	$30,651,505	$26,322,947
$21,045	$214,739	$8,051	$84,932	$115,661	$1,784

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	163

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Allocation		AllianzGI Global Growth Allocation

	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$2,630,531	$5,183,796	$76,988	$170,061
Net realized gain (loss)	8,584,079	10,540,301	438,701	832,100
Net change in unrealized appreciation/depreciation	(1,497,502)	7,007,440	(190,484)	176,941
Net increase (decrease) in net assets resulting from investment operations	9,717,108	22,731,537	325,205	1,179,102
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(918,926)	(2,664,819)	(39,156)	(23,226)
Class B	(22,362)	(115,538)	—	—
Class C	(629,790)	(2,114,389)	(30,091)	(28,575)
Class D	(18,801)	(13,156)	(11,558)	(3,362)
Class R	(211)	(563)	(3,379)	(517)
Class P	(29,991)	(55,750)	(1,268)	(513)
Institutional Class	(1,044,588)	(2,475,717)	(99,671)	(156,839)
Administrative Class	(304)	(54,859)	(568)	(487)
Net realized capital gains:
Class A	—	—	(149,637)	(8,641)
Class C	—	—	(157,668)	(13,353)
Class D	—	—	(43,047)	(1,183)
Class R	—	—	(12,794)	(236)
Class P	—	—	(4,617)	(179)
Institutional Class	—	—	(363,860)	(50,786)
Administrative Class	—	—	(2,184)	(171)
Total dividends and distributions to shareholders	(2,664,973)	(7,494,791)	(919,498)	(288,068)
Fund Share Transactions:
Net proceeds from the sale of shares	17,885,007	30,248,337	592,199	1,723,271
Issued in reinvestment of dividends and distributions	2,388,805	6,677,559	918,399	288,068
Cost of shares redeemed	(22,651,066)	(45,728,016)	(1,103,432)	(3,525,932)
Net increase (decrease) from Fund share transactions	(2,377,254)	(8,802,120)	407,166	(1,514,593)
Total increase (decrease) in net assets	4,674,881	6,434,626	(187,127)	(623,559)
Net Assets:
Beginning of period	213,059,545	206,624,919	6,679,710	7,303,269
End of period*	$217,734,426	$213,059,545	$6,492,583	$6,679,710
* Including undistributed (dividends in excess of) net investment income of:	$(34,442)	$—	$(13,891)	$94,812

**	Commencement of operations.

164	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Behavioral Advantage Large Cap		AllianzGI Best Styles Global Equity Fund	AllianzGI China Equity

Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Period from December 2, 2013** through May 31, 2014 (Unaudited)	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013

$454,049	$513,865	$473,189	$1,179	$50,999
3,455,359	2,100,176	191,599	205,431	(23,662)
59,273	7,931,802	1,947,339	(502,901)	599,575
3,968,681	10,545,843	2,612,127	(296,291)	626,912

(90,468)	(538)	—	(596)	(2,022)
—	—	—	—	—
(1,785)	(753)	—	(1)	(1)
(454)	(3,323)	—	(1)	(11,196)
—	—	—	—	—
(111)	(187)	—	—	(226)
(412,898)	(298,276)	—	(29,159)	(76,243)
—	—	—	—	—

(306,253)	(2,833)	—	—	—
(8,823)	(3,716)	—	—	—
(6,512)	(3,966)	—	—	—
—	—	—	—	—
(603)	(733)	—	—	—
(1,758,815)	(1,029,278)	—	—	—
—	—	—	—	—
(2,586,722)	(1,343,603)	—	(29,757)	(89,688)

31,969,325	34,306,842	31,348,406	75,254	896,237
2,232,454	1,342,737	—	29,757	89,688
(11,183,827)	(4,876,491)	(2,143,815)	(84,667)	(1,094,747)
23,017,952	30,773,088	29,204,591	20,344	(108,822)
24,399,911	39,975,328	31,816,718	(305,704)	428,402

57,291,836	17,316,508	5,000,000	4,497,857	4,069,455
$81,691,747	$57,291,836	$36,816,718	$4,192,153	$4,497,857
$399,501	$451,168	$473,189	$(8,733)	$19,845

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	165

Statements of Changes in Net Assets (cont’d)

	AllianzGI Convertible		AllianzGI Global Fundamental Strategy

	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Period from July 1, 2013** through November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$18,207,570	$29,827,103	$242,843	$104,947
Net realized gain (loss)	96,561,013	106,379,772	163,121	51,753
Net change in unrealized appreciation/depreciation	63,683,510	213,706,272	775,322	469,690
Net increase in net assets resulting from investment operations	178,452,093	349,913,147	1,181,286	626,390
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,206,205)	(2,361,786)	(78)	—
Class C	(1,372,489)	(461,374)	(40)	—
Class D	(1,835,823)	(829,104)	(78)	—
Class R	(9,542)	(2,662)	—	—
Class P	(3,925,258)	(1,432,561)	(86)	—
Institutional Class	(26,509,214)	(19,878,839)	(183,029)	—
Administrative Class	(191,580)	(106,752)	—	—
Net realized capital gains:
Class A	(4,018,964)	—	(41)	—
Class C	(1,431,664)	—	(41)	—
Class D	(1,565,855)	—	(41)	—
Class R	(4,891)	—	—	—
Class P	(3,104,927)	—	(41)	—
Institutional Class	(19,542,203)	—	(82,562)	—
Administrative Class	(160,290)	—	—	—
Total dividends and distributions to shareholders	(68,878,905)	(25,073,078)	(266,037)	—
Fund Share Transactions:
Net proceeds from the sale of shares	744,092,840	1,660,827,670	2,475,182	56,000
Issued in reinvestment of dividends and distributions	46,018,849	15,664,611	266,037	—
Cost of shares redeemed	(687,159,760)	(625,119,587)	(34,787)	—
Net increase (decrease) from Fund share transactions	102,951,929	1,051,372,694	2,706,432	56,000
Total increase (decrease) in net assets	212,525,117	1,376,212,763	3,621,681	682,390
Net Assets:
Beginning of period	2,403,786,010	1,027,573,247	20,722,390	20,040,000
End of period*	$2,616,311,127	$2,403,786,010	$24,344,071	$20,722,390
* Including undistributed (dividends in excess of) net investment income of:	$7,719,170	$28,561,711	$130,201	$70,669

**	Commencement of operations.

166	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Managed Volatility		AllianzGI Global Water		AllianzGI High Yield Bond

Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013

$184,133	$444,751	$1,186,558	$838,937	$13,849,950	$25,667,127
663,750	619,199	6,860,395	3,254,498	(1,770,814)	4,650,471
209,617	762,994	10,782,201	30,353,142	6,314,622	3,318,437
1,057,500	1,826,944	18,829,154	34,446,577	18,393,758	33,636,035

(3,851)	(1,861)	(269,464)	(679,198)	(1,970,792)	(6,143,161)
(5,765)	(2,023)	(44)	(121,278)	(791,808)	(1,688,305)
(1,625)	(1,690)	(27,063)	(75,427)	(2,832,310)	(4,839,632)
—	—	—	—	(98,356)	(159,730)
(427)	(392)	(164,700)	(186,883)	(2,852,785)	(2,457,369)
(539,014)	(55,613)	(175,053)	(56,569)	(5,793,523)	(9,203,696)
—	—	—	—	(1,184,974)	(2,036,554)

(2,166)	(493)	—	—	(611,065)	(145,971)
(3,464)	(468)	—	—	(225,704)	(37,627)
(1,049)	(385)	—	—	(931,903)	(105,921)
—	—	—	—	(24,613)	(3,114)
(231)	(100)	—	—	(662,779)	(18,364)
(282,476)	(133,935)	—	—	(1,204,907)	(175,436)
—	—	—	—	(283,544)	(41,582)
(840,068)	(697,477)	(636,324)	(1,119,355)	(19,469,063)	(27,056,462)

3,326,436	3,589,444	94,352,525	139,501,638	130,986,226	365,187,121
839,874	697,477	446,287	655,954	15,429,046	20,848,984
(859,242)	(5,585,663)	(27,150,709)	(40,240,156)	(147,729,318)	(285,089,695)
3,307,068	(1,298,742)	67,648,103	99,917,436	(1,314,046)	100,946,410
3,524,500	(169,275)	85,840,933	133,244,658	(2,389,351)	107,525,983

14,527,201	14,696,476	244,519,582	111,274,924	462,050,603	354,524,620
$18,051,701	$14,527,201	$330,360,515	$244,519,582	$459,661,252	$462,050,603
$135,317	$501,866	$1,068,991	$518,757	$(2,577,346)	$(902,748)

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	167

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Small-Cap		AllianzGI Micro Cap

	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$396,277	$485,853	$(266,526)	$(393,228)
Net realized gain (loss)	7,152,910	22,157,689	2,438,466	5,183,506
Net change in unrealized appreciation/depreciation	(5,655,242)	9,127,239	(2,347,279)	9,903,699
Net increase (decrease) in net assets resulting from investment operations	1,893,945	31,770,781	(175,339)	14,693,977
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(52,727)	(5)	—	—
Class C	(2,372)	(323)	—	—
Class D	(5,303)	(11)	—	—
Class R	(338)	(153)	—	—
Class P	(339,167)	(314,004)	—	—
Institutional Class	(616,345)	(835,561)	—	—
Administrative Class***	(143)	(1)	—	—
Net realized capital gains:
Class A	(330,077)	—	(55,508)	(13,432)
Class C	(50,491)	—	—	—
Class D	(23,504)	—	—	—
Class R	(1,948)	—	—	—
Class P	(2,400,832)	—	(110,432)	(31,638)
Institutional Class	(4,844,051)	—	(2,112,388)	(2,184,800)
Administrative Class***	(1,090)	—	—	—
Total dividends and distributions to shareholders	(8,668,388)	(1,150,058)	(2,278,328)	(2,229,870)
Fund Share Transactions:
Net proceeds from the sale of shares	19,750,960	38,103,115	10,267,702	13,526,507
Issued in reinvestment of dividends and distributions	8,355,332	1,138,431	2,274,870	2,215,649
Cost of shares redeemed	(22,935,161)	(79,496,990)	(13,256,034)	(11,046,819)
Net increase (decrease) from Fund share transactions	5,171,131	(40,255,444)	(713,462)	4,695,337
Total increase (decrease) in net assets	(1,603,312)	(9,634,721)	(3,167,129)	17,159,444
Net Assets:
Beginning of period	111,101,972	120,736,693	44,969,599	27,810,155
End of period*	$109,498,660	$111,101,972	$41,802,470	$44,969,599
* Including undistributed (dividends in excess of) net investment income of:	$450,610	$1,070,728	$(682,766)	$(416,240)

**	Commencement of operations.
***	The Administrative Class of AllianzGI International Small-Cap liquidated on May 21, 2014.

168	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Multi-Asset Real Return		AllianzGI NFJ Emerging Markets Value		AllianzGI NFJ Global Dividend Value

Six Months ended May 31, 2014 (Unaudited)	Period from December 17, 2012** through November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Period from December 18, 2012** through November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013

$34,564	$59,725	$113,384	$149,989	$1,269,611	$1,899,401
(25,223)	1,210	215,238	(158,705)	2,877,418	3,737,570
402,662	67,838	107,118	181,059	(799,113)	8,506,884
412,003	128,773	435,740	172,343	3,347,916	14,143,855

(799)	—	(272)	(258)	(145,298)	(198,998)
(1,271)	—	(315)	(99)	(54,749)	(60,674)
(164)	—	(15,551)	(4,846)	(9,880)	(11,466)
—	—	—	—	—	—
(180)	—	(153)	(122)	(25,239)	(29,012)
(103,079)	—	(95,709)	(73,371)	(761,964)	(1,218,754)
—	—	—	—	—	—

(51)	—	—	—	(289,188)	(15,289)
(93)	—	—	—	(156,211)	(8,154)
(12)	—	—	—	(20,067)	(958)
—	—	—	—	—	—
(12)	—	—	—	(47,916)	(2,174)
(6,240)	—	—	—	(1,403,066)	(86,720)
—	—	—	—	—	—
(111,901)	—	(112,000)	(78,696)	(2,913,578)	(1,632,199)

592,783	137,728	2,395,315	5,003,054	10,489,445	22,951,780
111,901	—	112,000	78,696	2,650,906	1,512,963
(51,072)	(5,234)	(642,226)	(604,648)	(9,154,601)	(18,882,275)
653,612	132,494	1,865,089	4,477,102	3,985,750	5,582,468
953,714	261,267	2,188,829	4,570,749	4,420,088	18,094,124

5,301,267	5,040,000	7,610,749	3,040,000	70,181,392	52,087,268
$6,254,981	$5,301,267	$9,799,578	$7,610,749	$74,601,480	$70,181,392
$(8,785)	$62,144	$74,170	$72,786	$962,161	$689,680

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	169

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ International Small-Cap Value		AllianzGI NFJ International Value II

	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$223,135	$184,098	$512,167	$85,369
Net realized gain (loss)	861,094	417,518	210,146	191,143
Net change in unrealized appreciation/depreciation	691,138	1,265,550	1,332,246	468,866
Net increase (decrease) in net assets resulting from investment operations	1,775,367	1,867,166	2,054,559	745,378
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(28,504)	(20,797)	(1,680)	(668)
Class C	(11,996)	(1,215)	(811)	(115)
Class D	(7,957)	(5,602)	(272)	(136)
Class P	(133)	(128)	(282)	(143)
Institutional Class	(188,554)	(45,319)	(238,666)	(57,743)
Net realized capital gains:
Class A	(40,040)	(5,301)	(2,506)	(70)
Class C	(9,712)	(57)	(1,594)	(16)
Class D	(16,838)	(607)	(442)	(16)
Class P	(251)	(57)	(442)	(16)
Institutional Class	(215,346)	(17,772)	(138,919)	(6,282)
Total dividends and distributions to shareholders	(519,331)	(96,855)	(385,614)	(65,205)
Fund Share Transactions:
Net proceeds from the sale of shares	5,945,932	11,135,989	24,985,131	341,684
Issued in reinvestment of dividends and distributions	518,387	96,234	385,614	65,204
Cost of shares redeemed	(1,590,890)	(2,078,411)	(101,359)	(1,246,435)
Net increase (decrease) from Fund share transactions	4,873,429	9,153,812	25,269,386	(839,547)
Total increase (decrease) in net assets	6,129,465	10,924,123	26,938,331	(159,374)
Net Assets:
Beginning of period	15,630,820	4,706,697	4,318,221	4,477,595
End of period*	$21,760,285	$15,630,820	$31,256,552	$4,318,221
* Including undistributed (dividends in excess of) net investment income of:	$181,559	$195,568	$326,421	$55,965

**	Commencement of operations.

170	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Short Duration High Income		AllianzGI Structured Return		AllianzGI Ultra Micro Cap

Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Period from December 3, 2012** through November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013

$12,742,010	$15,626,920	$(112,759)	$(126,988)	$(1,221,607)	$(716,570)
2,387,723	(1,886,608)	281,931	508,983	(1,964,388)	263,637
269,288	3,327,579	128,619	87,059	(697,852)	24,719,725
15,399,021	17,067,891	297,791	469,054	(3,883,847)	24,266,792

(4,289,355)	(6,075,369)	—	—	(102)	—
(1,645,585)	(2,115,400)	—	—	—	—
(621,121)	(739,149)	—	—	—	—
(3,569,436)	(4,408,587)	—	—	—	—
(5,260,064)	(5,527,917)	—	—	—	—

—	(27,576)	(24,284)	—	(133,608)	(16,345)
—	(9,938)	(4,872)	—	—	—
—	(3,477)	(60,855)	—	—	—
—	(18,635)	(2,607)	—	(1,822)	(314)
—	(13,278)	(336,705)	—	(131,893)	(22,004)
(15,385,561)	(18,939,326)	(429,323)	—	(267,425)	(38,663)

295,757,817	501,029,596	7,822,501	4,819,307	51,334,167	114,937,995
12,616,458	15,566,518	429,323	—	262,278	36,319
(136,468,245)	(172,942,850)	(1,359,687)	(1,282,224)	(39,220,992)	(30,589,080)
171,906,030	343,653,264	6,892,137	3,537,083	12,375,453	84,385,234
171,919,490	341,781,829	6,760,605	4,006,137	8,224,181	108,613,363

552,541,180	210,759,351	10,046,137	6,040,000	125,023,519	16,410,156
$724,460,670	$552,541,180	$16,806,742	$10,046,137	$133,247,700	$125,023,519
$(4,829,594)	$(2,186,043)	$(112,759)	$—	$(1,973,989)	$(752,280)

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	171

Statements of Changes in Net Assets (cont’d)

	AllianzGI U.S. Equity Hedged		AllianzGI U.S. Small-Cap Growth

	Six Months ended May 31, 2014 (Unaudited)	Period from December 3, 2012** through November 30, 2013	Six Months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013
Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$31,715	$47,172	$(161,066)	$(161,572)
Net realized gain (loss)	(213,367)	(228,900)	1,815,682	3,685,227
Net change in unrealized appreciation/depreciation	512,313	880,477	(1,944,486)	8,171,710
Net increase (decrease) in net assets resulting from investment operations	330,661	698,749	(289,870)	11,695,365
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(13,056)	—	—	—
Class C	(1,801)	—	—	—
Class D	(1,167)	—	—	—
Class P	(47)	—	—	—
Institutional Class	(36,196)	—	—	—
Net realized capital gains:
Class A	(18,994)	—	(332,389)	(31,876)
Class C	(2,235)	—	(40,221)	(4,670)
Class D	(3,490)	—	(4,379)	(1,186)
Class R	—	—	(1,768)	(232)
Class P	(152)	—	(6,673)	(477)
Institutional Class	(70,875)	—	(1,863,982)	(440,662)
Total dividends and distributions to shareholders	(148,013)	—	(2,249,412)	(479,103)
Fund Share Transactions:
Net proceeds from the sale of shares	669,909	3,572,078	8,963,363	16,516,133
Issued in reinvestment of dividends and distributions	148,013	—	1,990,519	451,442
Cost of shares redeemed	(449,054)	(100,791)	(7,167,195)	(15,100,256)
Net increase from Fund share transactions	368,868	3,471,287	3,786,687	1,867,319
Total increase in net assets	551,516	4,170,036	1,247,405	13,083,581
Net Assets:
Beginning of period	7,210,036	3,040,000	34,896,739	21,813,158
End of period*	$7,761,552	$7,210,036	$36,144,144	$34,896,739
* Including undistributed (dividends in excess of) net investment income of:	$27,126	$47,678	$(274,039)	$(112,973)

**	Commencement of operations.

172	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	173

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2015:
Class A
5/31/2014+	$19.56	$0.22	$0.55	$0.77	$(0.40)	$—
11/30/2013	19.52	0.49	0.10	0.59	(0.55)	—
11/30/2012	18.86	0.48	1.27	1.75	(0.70)	(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.85	3.38	—	—
Class C
5/31/2014+	$19.23	$0.14	$0.56	$0.70	$(0.19)	$—
11/30/2013	19.15	0.38	0.05	0.43	(0.35)	—
11/30/2012	18.53	0.35	1.24	1.59	(0.58)	(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.40	2.85	3.25	—	—
Class D
5/31/2014+	$19.54	$0.21	$0.56	$0.77	$(0.24)	$—
11/30/2013	19.52	0.88	(0.32)	0.56	(0.54)	—
11/30/2012	18.87	0.41	1.34	1.75	(0.71)	(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.87	3.40	—	—
Class R
5/31/2014+	$19.48	$0.18	$0.56	$0.74	$(0.15)	$—
11/30/2013	19.50	0.46	0.05	0.51	(0.53)	—
11/30/2012	18.85	0.19	1.51	1.70	(0.66)	(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.47	2.88	3.35	—	—
Class P
5/31/2014+	$19.74	$0.24	$0.58	$0.82	$(0.43)	$—
11/30/2013	19.66	0.51	0.14	0.65	(0.57)	—
11/30/2012	18.97	0.34	1.49	1.83	(0.75)	(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.90	3.43	—	—
Class R6
5/31/2014+	$19.77	$0.25	$0.58	$0.83	$(0.45)	$—
11/30/2013	19.68	0.54	0.12	0.66	(0.57)	—
11/30/2012	18.99	0.54	1.31	1.85	(0.77)	(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.55	2.90	3.45	—	—
Administrative Class
5/31/2014+	$19.68	$0.22	$0.58	$0.80	$(0.40)	$—
11/30/2013	19.60	0.22	0.37	0.59	(0.51)	—
11/30/2012	18.94	0.48	1.29	1.77	(0.72)	(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.51	2.89	3.40	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

174	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.40)	$19.93	4.04%	$9,176	0.40	%(d)	0.60	%(d)	2.25	%(d)	61%
(0.55)	19.56	3.10	4,900	0.40		0.60		2.55		94
(1.09)	19.52	9.88	1,798	0.40		0.60		2.57		70
(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24
—	18.38	22.53	78	0.50	(d)	9.98	(d)	3.36	(d)	21

$(0.19)	$19.74	3.68%	$1,451	1.15	%(d)	1.35	%(d)	1.45	%(d)	61%
(0.35)	19.23	2.29	1,445	1.15		1.35		2.01		94
(0.97)	19.15	9.08	2,049	1.15		1.35		1.91		70
(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24
—	18.25	21.67	71	1.25	(d)	8.61	(d)	2.61	(d)	21

$(0.24)	$20.07	3.99%	$112	0.50	%(d)	0.60	%(d)	2.14	%(d)	61%
(0.54)	19.54	2.95	191	0.50		0.60		4.52		94
(1.10)	19.52	9.82	1,290	0.50		0.60		2.19		70
(1.01)	18.87	3.20	251	0.50		2.22		3.07		108
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24
—	18.40	22.67	91	0.50	(d)	8.84	(d)	3.36	(d)	21

$(0.15)	$20.07	3.90%	$200	0.75	%(d)	0.85	%(d)	1.81	%(d)	61%
(0.53)	19.48	2.71	227	0.75		0.85		2.39		94
(1.05)	19.50	9.50	469	0.75		0.85		1.01		70
(0.97)	18.85	2.94	14	0.75		2.46		2.91		108
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24
—	18.35	22.33	12	0.75	(d)	7.76	(d)	3.11	(d)	21

$(0.43)	$20.13	4.22%	$4,548	0.10	%(d)	0.20	%(d)	2.40	%(d)	61%
(0.57)	19.74	3.39	3,925	0.10		0.20		2.65		94
(1.14)	19.66	10.27	3,845	0.10		0.20		1.78		70
(1.04)	18.97	3.44	14	0.25		2.00		3.41		108
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24
—	18.43	22.87	12	0.30	(d)	6.52	(d)	3.56	(d)	21

$(0.45)	$20.15	4.27%	$9,957	—	%(d)	0.10	%(d)	2.54	%(d)	61%
(0.57)	19.77	3.52	7,675	—		0.12		2.77		94
(1.16)	19.68	10.31	8,243	—		0.15		2.84		70
(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24
—	18.45	23.00	4,306	0.20	(d)	6.42	(d)	3.66	(d)	21

$(0.40)	$20.08	4.12%	$3,557	0.35	%(d)	0.45	%(d)	2.23	%(d)	61%
(0.51)	19.68	3.08	3,646	0.35		0.45		1.13		94
(1.11)	19.60	9.97	15	0.35		0.45		2.57		70
(1.01)	18.94	3.23	14	0.42		2.17		3.23		108
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24
—	18.40	22.67	12	0.45	(d)	6.67	(d)	3.41	(d)	21

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	175

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
5/31/2014+	$19.32	$0.21	$0.61	$0.82	$(0.38)	$—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.05	3.58	—	—
Class C
5/31/2014+	$19.16	$0.14	$0.60	$0.74	$(0.18)	$—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.40	3.06	3.46	—	—
Class D
5/31/2014+	$19.37	$0.20	$0.62	$0.82	$(0.33)	$—
11/30/2013	19.16	0.49	0.20	0.69	(0.43)	(0.05)
11/30/2012	18.84	0.39	1.36	1.75	(0.68)	(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.06	3.59	—	—
Class R
5/31/2014+	$19.27	$0.18	$0.61	$0.79	$(0.28)	$—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.47	3.08	3.55	—	—
Class P
5/31/2014+	$19.53	$0.23	$0.63	$0.86	$(0.40)	$—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.54	3.08	3.62	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

176	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.38)	$19.76	4.33%	$19,778	0.40	%(d)	0.60	%(d)	2.23	%(d)	44%
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23
—	18.58	23.87	40	0.53	(d)	10.16	(d)	3.38	(d)	25

$(0.18)	$19.72	3.92%	$456	1.15	%(d)	1.35	%(d)	1.45	%(d)	44%
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23
—	18.46	23.07	30	1.28	(d)	10.57	(d)	2.63	(d)	25

$(0.33)	$19.86	4.24%	$365	0.50	%(d)	0.60	%(d)	2.07	%(d)	44%
(0.48)	19.37	3.67	319	0.50		0.60		2.58		86
(1.43)	19.16	10.02	266	0.48		0.60		2.12		55
(1.12)	18.84	2.85	115	0.52		2.91		3.80		56
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23
—	18.59	23.93	65	0.53	(d)	10.35	(d)	3.38	(d)	25

$(0.28)	$19.78	4.14%	$1,089	0.75	%(d)	0.85	%(d)	1.84	%(d)	44%
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23
—	18.55	23.67	12	0.78	(d)	8.76	(d)	3.13	(d)	25

$(0.40)	$19.99	4.48%	$12,866	0.10	%(d)	0.20	%(d)	2.33	%(d)	44%
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23
—	18.62	24.13	13	0.33	(d)	6.56	(d)	3.58	(d)	25

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	177

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020 (cont’d)
Class R6
5/31/2014+	$19.57	$0.25	$0.62	$0.87	$(0.42)	$—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.55	3.09	3.64	—	—
Administrative Class
5/31/2014+	$19.42	$0.22	$0.61	$0.83	$(0.37)	$—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.52	3.08	3.60	—	—
AllianzGI Retirement 2025:
Class A
5/31/2014+	$16.92	$0.19	$0.56	$0.75	$(0.32)	$—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
5/31/2014+	$16.84	$0.16	$0.56	$0.72	$(0.27)	$—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
5/31/2014+	$17.02	$0.18	$0.60	$0.78	$(0.34)	$—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
5/31/2014+	$17.04	$0.21	$0.58	$0.79	$(0.36)	$—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
5/31/2014+	$16.98	$0.19	$0.57	$0.76	$(0.32)	$—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

178	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.42)	$20.02	4.53%	$8,332	—	%(d)	0.10	%(d)	2.58	%(d)	44%
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86
(1.50)	19.32	10.62	7,708	—	(e)	0.15		2.98		55
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23
—	18.64	24.27	3,654	0.23	(d)	6.46	(d)	3.68	(d)	25

$(0.37)	$19.88	4.36%	$7,273	0.35	%(d)	0.45	%(d)	2.24	%(d)	44%
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23
—	18.60	24.00	12	0.48	(d)	6.71	(d)	3.43	(d)	25

$(0.32)	$17.35	4.52%	$23,432	0.40	%(d)	0.60	%(d)	2.28	%(d)	44%
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.27)	$17.29	4.31%	$1,069	0.75	%(d)	0.85	%(d)	1.96	%(d)	44%
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.34)	$17.46	4.67%	$13,546	0.10	%(d)	0.20	%(d)	2.15	%(d)	44%
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.36)	$17.47	4.72%	$8,304	—	%(d)	0.10	%(d)	2.53	%(d)	44%
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(e)	0.15	(d)	2.94	(d)	55

$(0.32)	$17.42	4.56%	$11,290	0.35	%(d)	0.45	%(d)	2.30	%(d)	44%
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	179

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
5/31/2014+	$20.66	$0.26	$0.70	$0.96	$(0.47)	$—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.95	4.36	—	—
Class C
5/31/2014+	$20.42	$0.18	$0.69	$0.87	$(0.28)	$—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.28	4.00	4.28	—	—
Class D
5/31/2014+	$20.74	$0.25	$0.71	$0.96	$(0.43)	$—
11/30/2013	19.84	0.52	0.90	1.42	(0.48)	(0.04)
11/30/2012	19.82	0.52	1.36	1.88	(0.69)	(1.17)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.99	4.40	—	—
Class R
5/31/2014+	$20.65	$0.22	$0.70	$0.92	$(0.36)	$—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.34	4.03	4.37	—	—
Class P
5/31/2014+	$20.93	$0.25	$0.76	$1.01	$(0.50)	$—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	4.04	4.45	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

180	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.47)	$21.15	4.71%	$19,542	0.35	%(d)	0.60	%(d)	2.57	%(d)	46%
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33
—	19.36	29.07	179	0.63	(d)	9.16	(d)	2.47	(d)	11

$(0.28)	$21.01	4.37%	$725	1.10	%(d)	1.35	%(d)	1.77	%(d)	46%
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33
—	19.28	28.53	78	1.38	(d)	9.74	(d)	1.72	(d)	11

$(0.43)	$21.27	4.71%	$679	0.45	%(d)	0.60	%(d)	2.40	%(d)	46%
(0.52)	20.74	7.34	643	0.45		0.60		2.60		79
(1.86)	19.84	10.48	519	0.39		0.60		2.69		47
(1.41)	19.82	1.89	377	0.48		2.51		2.59		52
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33
—	19.40	29.33	123	0.63	(d)	8.98	(d)	2.47	(d)	11

$(0.36)	$21.21	4.59%	$1,320	0.70	%(d)	0.85	%(d)	2.16	%(d)	46%
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33
—	19.37	29.13	13	0.88	(d)	7.74	(d)	2.22	(d)	11

$(0.50)	$21.44	4.92%	$18,244	0.05	%(d)	0.20	%(d)	2.40	%(d)	46%
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79
(1.91)	20.02	10.97	5,103	—	(e)	0.20		2.06		47
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33
—	19.45	29.67	13	0.43	(d)	6.37	(d)	2.67	(d)	11

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	181

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030 (cont’d)
Class R6
5/31/2014+	$20.98	$0.31	$0.70	$1.01	$(0.51)	$—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.43	4.04	4.47	—	—
Administrative Class
5/31/2014+	$20.87	$0.27	$0.70	$0.97	$(0.47)	$—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.39	4.04	4.43	—	—
AllianzGI Retirement 2035:
Class A
5/31/2014+	$18.09	$0.23	$0.66	$0.89	$(0.40)	$—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
5/31/2014+	$18.00	$0.19	$0.67	$0.86	$(0.30)	$—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
5/31/2014+	$18.20	$0.20	$0.72	$0.92	$(0.41)	$—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
5/31/2014+	$18.23	$0.25	$0.68	$0.93	$(0.42)	$—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
5/31/2014+	$18.15	$0.23	$0.67	$0.90	$(0.39)	$—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

182	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.51)	$21.48	4.97%	$10,844	—	%(d)(e)	0.10	%(d)	2.95	%(d)	46%
(0.60)	20.98	7.87	10,854	—	(e)	0.12		3.05		79
(1.92)	20.04	11.07	9,182	—	(e)	0.15		3.14		47
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33
—	19.47	29.80	4,163	0.33	(d)	6.27	(d)	2.77	(d)	11

$(0.47)	$21.37	4.78%	$8,632	0.30	%(d)	0.45	%(d)	2.59	%(d)	46%
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33
—	19.43	29.53	13	0.58	(d)	6.52	(d)	2.52	(d)	11

$(0.40)	$18.58	5.00%	$14,709	0.35	%(d)	0.60	%(d)	2.53	%(d)	40%
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.30)	$18.56	4.81%	$1,045	0.70	%(d)	0.85	%(d)	2.11	%(d)	40%
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.41)	$18.71	5.18%	$14,363	0.05	%(d)	0.20	%(d)	2.18	%(d)	40%
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.42)	$18.74	5.29%	$8,458	—	%(d)(e)	0.10	%(d)	2.79	%(d)	40%
(0.48)	18.23	10.24	5,850	—	(e)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—	(d)(e)	0.15	(d)	3.00	(d)	38

$(0.39)	$18.66	5.05%	$11,114	0.30	%(d)	0.45	%(d)	2.52	%(d)	40%
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	183

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
5/31/2014+	$21.45	$0.27	$0.84	$1.11	$(0.51)	$—
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.30	4.78	5.08	—	—
Class C
5/31/2014+	$21.21	$0.17	$0.86	$1.03	$(0.33)	$—
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.19	4.73	4.92	—	—
Class D
5/31/2014+	$21.42	$0.25	$0.85	$1.10	$(0.43)	$—
11/30/2013	19.61	0.56	1.74	2.30	(0.45)	(0.04)
11/30/2012	20.16	0.41	1.44	1.85	(0.68)	(1.72)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.32	4.73	5.05	—	—
Class R
5/31/2014+	$21.31	$0.22	$0.85	$1.07	$(0.40)	$—
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.26	4.77	5.03	—	—
Class P
5/31/2014+	$21.63	$0.23	$0.93	$1.16	$(0.53)	$—
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.33	4.79	5.12	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

184	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.51)	$22.05	5.26%	$13,179	0.34	%(d)	0.60	%(d)	2.53	%(d)	38%
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44
—	20.08	33.87	23	0.56	(d)	11.53	(d)	1.93	(d)	13

$(0.33)	$21.91	4.94%	$369	1.09	%(d)	1.35	%(d)	1.63	%(d)	38%
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44
—	19.92	32.80	42	1.31	(d)	11.89	(d)	1.18	(d)	13

$(0.43)	$22.09	5.28%	$209	0.44	%(d)	0.60	%(d)	2.33	%(d)	38%
(0.49)	21.42	11.94	229	0.45		0.60		2.76		61
(2.40)	19.61	10.42	245	0.38		0.60		2.16		45
(1.97)	20.16	0.77	187	0.46		3.00		3.57		53
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44
—	20.05	33.67	45	0.56	(d)	10.43	(d)	1.93	(d)	13

$(0.40)	$21.98	5.11%	$1,340	0.69	%(d)	0.85	%(d)	2.05	%(d)	38%
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44
—	20.03	33.53	14	0.81	(d)	10.01	(d)	1.68	(d)	13

$(0.53)	$22.26	5.45%	$11,958	0.04	%(d)	0.20	%(d)	2.12	%(d)	38%
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61
(2.45)	19.82	10.99	2,343	—	(e)	0.20		2.00		45
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44
—	20.12	34.13	13	0.36	(d)	6.43	(d)	2.13	(d)	13

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	185

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040 (cont’d)
Class R6
5/31/2014+	$21.66	$0.32	$0.86	$1.18	$(0.54)	$—
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.35	4.78	5.13	—	—
Administrative Class
5/31/2014+	$21.53	$0.27	$0.85	$1.12	$(0.49)	$—
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.31	4.78	5.09	—	—
AllianzGI Retirement 2045:
Class A
5/31/2014+	$18.67	$0.23	$0.77	$1.00	$(0.45)	$—
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
5/31/2014+	$18.57	$0.19	$0.77	$0.96	$(0.36)	$—
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
5/31/2014+	$18.77	$0.16	$0.87	$1.03	$(0.47)	$—
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
5/31/2014+	$18.80	$0.25	$0.78	$1.03	$(0.47)	$—
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
5/31/2014+	$18.71	$0.23	$0.77	$1.00	$(0.44)	$—
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

186	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.54)	$22.30	5.50%	$10,091	—	%(d)(e)	0.10	%(d)	2.97	%(d)	38%
(0.58)	21.66	12.51	9,939	—	(e)	0.12		2.93		61
(2.47)	19.83	11.04	7,782	—	(e)	0.15		2.95		45
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44
—	20.13	34.20	4,100	0.26	(d)	6.33	(d)	2.23	(d)	13

$(0.49)	$22.16	5.32%	$5,299	0.29	%(d)	0.45	%(d)	2.50	%(d)	38%
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44
—	20.09	33.93	13	0.51	(d)	6.58	(d)	1.98	(d)	13

$(0.45)	$19.22	5.38%	$8,274	0.33	%(d)	0.60	%(d)	2.44	%(d)	20%
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.36)	$19.17	5.23%	$414	0.68	%(d)	0.85	%(d)	2.01	%(d)	20%
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(0.47)	$19.33	5.58%	$8,794	0.03	%(d)	0.20	%(d)	1.77	%(d)	20%
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(e)	0.20	(d)	2.46	(d)	38

$(0.47)	$19.36	5.60%	$5,627	—	%(d)(e)	0.10	%(d)	2.72	%(d)	20%
(0.55)	18.80	13.80	4,587	—	(e)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(e)	0.15	(d)	3.23	(d)	38

$(0.44)	$19.27	5.44%	$1,687	0.28	%(d)	0.45	%(d)	2.44	%(d)	20%
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	187

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
5/31/2014+	$21.55	$0.24	$0.92	$1.16	$(0.57)	$—
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.31	4.76	5.07	—	—
Class C
5/31/2014+	$21.34	$0.17	$0.90	$1.07	$(0.44)	$—
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.18	4.78	4.96	—	—
Class D
5/31/2014+	$21.58	$0.25	$0.89	$1.14	$(0.52)	$—
11/30/2013	19.48	0.45	2.28	2.73	(0.56)	(0.07)
11/30/2012	20.15	0.48	1.37	1.85	(0.73)	(1.79)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.32	4.77	5.09	—	—
Class R
5/31/2014+	$21.46	$0.21	$0.90	$1.11	$(0.45)	$—
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.26	4.80	5.06	—	—
Class P
5/31/2014+	$21.77	$0.18	$1.02	$1.20	$(0.59)	$—
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.33	4.81	5.14	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

188	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.57)	$22.14	5.49%	$3,421	0.31	%(d)	0.60	%(d)	2.22	%(d)	28%
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37
—	20.07	33.80	30	0.56	(d)	9.92	(d)	1.91	(d)	11

$(0.44)	$21.97	5.11%	$136	1.06	%(d)	1.35	%(d)	1.56	%(d)	28%
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37
—	19.96	33.07	13	1.31	(d)	10.64	(d)	1.16	(d)	11

$(0.52)	$22.20	5.41%	$285	0.41	%(d)	0.60	%(d)	2.34	%(d)	28%
(0.63)	21.58	14.42	333	0.40		0.60		2.21		54
(2.52)	19.48	10.51	202	0.36		0.60		2.55		47
(2.11)	20.15	0.75	189	0.44		3.02		2.74		51
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37
—	20.09	33.93	91	0.56	(d)	11.64	(d)	1.91	(d)	11

$(0.45)	$22.12	5.34%	$572	0.66	%(d)	0.85	%(d)	1.96	%(d)	28%
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37
—	20.06	33.73	13	0.81	(d)	10.14	(d)	1.66	(d)	11

$(0.59)	$22.38	5.63%	$5,330	0.01	%(d)	0.20	%(d)	1.68	%(d)	28%
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54
(2.57)	19.64	11.00	762	—	(e)	0.20		1.98		47
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37
—	20.14	34.27	14	0.36	(d)	7.10	(d)	2.11	(d)	11

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	189

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050 (cont’d)
Class R6
5/31/2014+	$21.80	$0.30	$0.92	$1.22	$(0.59)	$—
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.34	4.82	5.16	—	—
Administrative Class
5/31/2014+	$21.69	$0.26	$0.91	$1.17	$(0.56)	$—
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.30	4.81	5.11	—	—
AllianzGI Retirement 2055:
Class A
5/31/2014+	$18.51	$0.24	$0.78	$1.02	$(0.52)	$(0.06)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
5/31/2014+	$18.42	$0.17	$0.81	$0.98	$(0.43)	$(0.06)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
5/31/2014+	$18.61	$0.16	$0.89	$1.05	$(0.53)	$(0.06)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
5/31/2014+	$18.64	$0.25	$0.81	$1.06	$(0.53)	$(0.06)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
5/31/2014+	$18.55	$0.21	$0.82	$1.03	$(0.51)	$(0.06)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

190	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.59)	$22.43	5.71%	$9,034	—	%(d)(e)	0.10	%(d)	2.78	%(d)	28%
(0.70)	21.80	14.94	8,935	—	(e)	0.12		2.68		54
(2.60)	19.66	11.06	6,431	—	(e)	0.15		3.03		47
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37
—	20.16	34.40	3,963	0.26	(d)	7.00	(d)	2.21	(d)	11

$(0.56)	$22.30	5.46%	$1,289	0.26	%(d)	0.45	%(d)	2.42	%(d)	28%
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37
—	20.11	34.07	14	0.51	(d)	7.25	(d)	1.96	(d)	11

$(0.58)	$18.95	5.63%	$632	0.30	%(d)	0.60	%(d)	2.60	%(d)	26%
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(0.49)	$18.91	5.45%	$106	0.65	%(d)	0.85	%(d)	1.82	%(d)	26%
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(0.59)	$19.07	5.82%	$998	—	%(d)	0.20	%(d)	1.71	%(d)	26%
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(e)	0.20	(d)	2.77	(d)	31

$(0.59)	$19.11	5.87%	$4,705	—	%(d)(e)	0.10	%(d)	2.77	%(d)	26%
(0.90)	18.64	15.06	4,388	—	(e)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(e)	0.15	(d)	3.21	(d)	31

$(0.57)	$19.01	5.66%	$288	0.25	%(d)	0.45	%(d)	2.27	%(d)	26%
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	191

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
5/31/2014+	$18.96	$0.22	$0.51	$0.73	$(0.14)	$—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—
Class C
5/31/2014+	$18.76	$0.14	$0.51	$0.65	$(0.07)	$—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—
Class D
5/31/2014+	$19.05	$0.20	$0.51	$0.71	$(0.12)	$—
11/30/2013	19.29	0.45	0.05	0.50	(0.63)	(0.08)
11/30/2012	18.36	0.30	1.41	1.71	(0.58)	(0.20)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—
Class R
5/31/2014+	$19.53	$0.18	$0.54	$0.72	$(0.10)	$—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—
Class P
5/31/2014+	$19.20	$0.23	$0.53	$0.76	$(0.16)	$—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—
Class R6
5/31/2014+	$18.83	$0.24	$0.52	$0.76	$(0.17)	$—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—
Administrative Class
5/31/2014+	$19.15	$0.22	$0.52	$0.74	$(0.13)	$—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

192	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimburse ment (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimburse ment (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$—	$(0.14)	$19.55	3.85%	$5,069	0.38	%(d)	0.60	%(d)	2.26	%(d)	51%
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51
—	(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74
—	(0.81)	18.52	8.86	595	0.52		5.29		2.65		22
—	(0.43)	17.81	21.95	256	0.52	(d)	8.79	(d)	3.42	(d)	26

$—	$(0.07)	$19.34	3.50%	$4,264	1.13	%(d)	1.35	%(d)	1.46	%(d)	51%
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51
—	(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74
—	(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22
—	(0.30)	17.83	21.11	133	1.27	(d)	10.38	(d)	2.67	(d)	26

$—	$(0.12)	$19.64	3.80%	$1,036	0.48	%(d)	0.60	%(d)	2.11	%(d)	51%
(0.03)	(0.74)	19.05	2.70	1,111	0.49		0.60		2.37		81
—	(0.78)	19.29	9.53	1,553	0.50		0.60		1.59		51
—	(0.86)	18.36	3.42	326	0.51		2.21		2.65		74
—	(0.76)	18.60	8.89	179	0.52		5.75		2.75		22
—	(0.41)	17.83	21.93	73	0.52	(d)	8.81	(d)	3.42	(d)	26

$—	$(0.10)	$20.15	3.64%	$205	0.73	%(d)	0.85	%(d)	1.85	%(d)	51%
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85		2.36		81
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51
—	(0.54)	18.77	3.18	17	0.76		4.59		2.82		74
—	(0.63)	18.73	8.61	15	0.77		5.62		2.70		22
—	(0.35)	17.86	21.72	12	0.77	(d)	7.31	(d)	3.17	(d)	26

$—	$(0.16)	$19.80	3.98%	$7,544	0.09	%(d)	0.21	%(d)	2.33	%(d)	51%
(0.03)	(0.83)	19.20	3.12	4,427	0.09		0.20		2.42		81
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51
—	(0.58)	18.49	3.69	14	0.26		4.47		3.38		74
—	(1.00)	18.41	9.13	13	0.32		5.13		3.20		22
—	(0.43)	17.85	22.19	12	0.32	(d)	6.06	(d)	3.62	(d)	26

$—	$(0.17)	$19.42	4.05%	$10,540	—	%(d)(e)	0.10	%(d)	2.59	%(d)	51%
(0.03)	(0.84)	18.83	3.23	9,487	—	(e)	0.12		2.96		81
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51
—	(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74
—	(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22
—	(0.44)	17.85	22.30	3,779	0.22	(d)	5.96	(d)	3.72	(d)	26

$—	$(0.13)	$19.76	3.85%	$1,994	0.33	%(d)	0.45	%(d)	2.23	%(d)	51%
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51
—	(0.56)	18.46	3.49	14	0.44		4.65		3.21		74
—	(0.96)	18.40	8.94	13	0.47		5.28		3.05		22
—	(0.43)	17.83	22.03	12	0.47	(d)	6.21	(d)	3.47	(d)	26

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	193

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI Global Allocation:
Class A
5/31/2014+	$11.90	$0.16	$0.39	$0.55	$(0.16)	$—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—
7/1/2009** - 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	(0.09)
Class B
5/31/2014+	$12.13	$0.13	$0.39	$0.52	$(0.11)	$—
11/30/2013	11.27	0.26	0.94	1.20	(0.34)	—
11/30/2012	10.48	0.21	0.81	1.02	(0.23)	—
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—
7/1/2009** - 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	(0.08)
Class C
5/31/2014+	$12.04	$0.12	$0.39	$0.51	$(0.11)	$—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—
7/1/2009** - 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	(0.08)
Class D
5/31/2014+	$11.85	$0.14	$0.41	$0.55	$(0.16)	$—
11/30/2013	11.03	0.23	1.03	1.26	(0.44)	—
11/30/2012	10.27	0.24	0.84	1.08	(0.32)	—
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	(0.01)

+	Unaudited
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

194	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimburse ment (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimburse ment (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.16)	$—		$12.29	4.66%	$70,165	0.40%		1.39%		2.62%		28%
(0.43)	—		11.90	11.79	69,565	0.41		1.36		2.68		45
(0.32)	—		11.07	10.64	70,312	0.43		1.38		2.32		57
(0.39)	—		10.30	0.95	73,816	0.47		1.35		2.32		64
(0.37)	—		10.58	11.56	72,415	0.51		1.42		2.58		46
(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
(0.49)	—	(f)	8.45	(15.51)	47,224	0.63		0.76		3.51		69

$(0.11)	$—		$12.54	4.32%	$2,223	1.11%		2.36%		2.07%		28%
(0.34)	—		12.13	10.84	2,874	1.14		2.18		2.25		45
(0.23)	—		11.27	9.90	4,307	1.19		2.09		1.96		57
(0.28)	—		10.48	0.15	9,467	1.22		2.10		1.95		64
(0.23)	—		10.74	10.86	18,030	1.26		2.19		2.13		46
(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
(0.41)	—	(f)	8.53	(16.12)	29,177	1.39		1.50		2.67		69

$(0.11)	$—		$12.44	4.39%	$65,954	1.13%		2.09%		1.93%		28%
(0.34)	—		12.04	10.81	68,756	1.14		2.10		1.98		45
(0.24)	—		11.19	9.90	71,375	1.18		2.11		1.59		57
(0.30)	—		10.41	0.15	78,367	1.22		2.09		1.64		64
(0.24)	—		10.69	10.65	87,546	1.26		2.16		1.93		46
(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
(0.41)	—	(f)	8.50	(16.21)	80,857	1.39		1.50		2.74		69

$(0.16)	$—		$12.24	4.72%	$1,558	0.37%		1.37%		2.37%		28%
(0.44)	—		11.85	11.70	1,189	0.37		1.39		1.99		45
(0.32)	—		11.03	10.68	266	0.46		1.33		2.25		57
(0.40)	—		10.27	0.95	197	0.45		1.38		1.56		64
(0.37)	—		10.56	11.48	34	0.51		1.41		2.28		46
(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	195

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI Global Allocation (cont’d)
Class R
5/31/2014+	$11.84	$0.15	$0.40	$0.55	$(0.15)	$—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—
7/1/2009** - 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	(0.01)
Class P
5/31/2014+	$11.90	$0.17	$0.39	$0.56	$(0.17)	$—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	(0.01)
Institutional Class
5/31/2014+	$11.78	$0.17	$0.39	$0.56	$(0.17)	$—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—
7/1/2009** - 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	(0.10)
Administrative Class
5/31/2014+	$12.17	$0.16	$0.41	$0.57	$(0.16)	$—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	(0.01)

+	Unaudited
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

196	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.15)	$—		$12.24	4.60%	$17	0.56%		1.53%		2.46%		28%
(0.41)	—		11.84	11.44	17	0.59		1.54		2.42		45
(0.29)	—		11.02	10.44	15	0.67		1.56		2.02		57
(0.36)	—		10.26	0.73	14	0.72		1.59		2.11		64
(0.35)	—		10.54	11.30	13	0.76		1.64		2.38		46
(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$(0.17)	$—		$12.29	4.79%	$1,917	0.16%		1.12%		2.81%		28%
(0.45)	—		11.90	11.92	1,960	0.19		1.13		2.81		45
(0.31)	—		11.07	10.91	1,340	0.25		1.37		2.75		57
(0.41)	—		10.28	1.13	1,996	0.27		1.22		2.52		64
(0.40)	—		10.56	11.77	6,433	0.31		1.39		2.54		46
(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$(0.17)	$—		$12.17	4.84%	$75,867	0.16%		1.13%		2.81%		28%
(0.46)	—		11.78	11.90	68,675	0.16		1.11		2.81		45
(0.34)	—		10.97	11.01	57,357	0.15		1.14		2.47		57
(0.41)	—		10.21	1.31	47,916	0.16		1.12		2.50		64
(0.41)	—		10.48	11.88	37,093	0.21		1.15		2.91		46
(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
(0.53)	—	(f)	8.38	(15.16)	16,150	0.13		0.30		3.89		69

$(0.16)	$—		$12.58	4.71%	$33	0.41%		1.27%		2.62%		28%
(0.41)	—		12.17	11.59	24	0.41		1.48		3.73		45
(0.31)	—		11.30	10.70	1,653	0.40		1.42		2.35		57
(0.39)	—		10.51	1.05	1,649	0.41		1.36		1.19		64
(0.18)	—		10.78	11.62	14	0.46		1.37		2.68		46
(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	197

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Growth Allocation:
Class A
5/31/2014+	$24.70	$0.27	$0.84	$1.11	$(0.72)	$(2.76)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class C
5/31/2014+	$24.28	$0.17	$0.84	$1.01	$(0.53)	$(2.76)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.09	4.78	4.87	—	—
Class D
5/31/2014+	$24.58	$0.29	$0.82	$1.11	$(0.74)	$(2.76)
11/30/2013	22.00	0.31	3.16	3.47	(0.67)	(0.22)
11/30/2012	20.78	0.37	1.85	2.22	(0.69)	(0.31)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class R
5/31/2014+	$24.62	$0.27	$0.81	$1.08	$(0.73)	$(2.76)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.14	4.79	4.93	—	—
Class P
5/31/2014+	$24.71	$0.28	$0.85	$1.13	$(0.76)	$(2.76)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.19	4.80	4.99	—	—
Institutional Class
5/31/2014+	$24.74	$0.28	$0.86	$1.14	$(0.75)	$(2.76)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.20	4.80	5.00	—	—
Administrative Class
5/31/2014+	$24.67	$0.26	$0.85	$1.11	$(0.72)	$(2.76)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.80	4.97	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

198	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(3.48)	$22.33	5.08%	$1,213	0.40	%(d)	4.38	%(d)	2.43	%(d)	31%
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66
—	19.96	33.07	41	0.54	(d)	6.46	(d)	1.57	(d)	6

$(3.29)	$22.00	4.65%	$1,425	1.18	%(d)	5.13	%(d)	1.61	%(d)	31%
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66
—	19.87	32.47	181	1.29	(d)	7.21	(d)	0.82	(d)	6

$(3.50)	$22.19	5.10%	$220	0.40	%(d)	4.40	%(d)	2.63	%(d)	31%
(0.89)	24.58	16.43	413	0.40		4.16		1.36		101
(1.00)	22.00	11.13	105	0.41		3.95		1.73		51
(1.40)	20.78	0.19	37	0.45		3.60		2.20		85
(0.47)	22.06	13.15	22	0.54		5.48		3.05		66
—	19.96	33.07	13	0.54	(d)	6.46	(d)	1.57	(d)	6

$(3.49)	$22.21	4.95%	$136	0.63	%(d)	4.65	%(d)	2.47	%(d)	31%
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66
—	19.93	32.87	13	0.79	(d)	6.71	(d)	1.32	(d)	6

$(3.52)	$22.32	5.16%	$44	0.23	%(d)	4.22	%(d)	2.53	%(d)	31%
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66
—	19.99	33.27	13	0.34	(d)	6.31	(d)	1.77	(d)	6

$(3.51)	$22.37	5.23%	$3,434	0.13	%(d)	4.14	%(d)	2.57	%(d)	31%
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66
—	20.00	33.33	3,920	0.24	(d)	6.21	(d)	1.87	(d)	6

$(3.48)	$22.30	5.07%	$21	0.38	%(d)	4.38	%(d)	2.38	%(d)	31%
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66
—	19.97	33.13	13	0.49	(d)	6.46	(d)	1.62	(d)	6

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	199

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Behavioral Advantage Large Cap:
Class A
5/31/2014+	$23.72	$0.12	$1.06	$1.18	$(0.24)	$(0.84)
11/30/2013	19.04	0.24	5.73	5.97	(0.20)	(1.09)
11/30/2012	16.05	0.29	2.76	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
5/31/2014+	$23.34	$0.03	$1.05	$1.08	$(0.14)	$(0.84)
11/30/2013	18.90	0.09	5.65	5.74	(0.21)	(1.09)
11/30/2012	16.02	0.16	2.74	2.90	(0.02)	—
9/8/2011* - 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
5/31/2014+	$23.50	$0.12	$1.06	$1.18	$(0.06)	$(0.84)
11/30/2013	19.04	0.23	5.68	5.91	(0.36)	(1.09)
11/30/2012	16.05	0.28	2.77	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
5/31/2014+	$23.74	$0.14	$1.07	$1.21	$(0.15)	$(0.84)
11/30/2013	19.09	0.29	5.71	6.00	(0.26)	(1.09)
11/30/2012	16.05	0.32	2.79	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
5/31/2014+	$23.74	$0.15	$1.07	$1.22	$(0.19)	$(0.84)
11/30/2013	19.10	0.30	5.73	6.03	(0.30)	(1.09)
11/30/2012	16.06	0.34	2.77	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.01	1.06	—	—
AllianzGI Best Styles Global Equity:
Class R6
12/2/2013* - 5/31/2014+	$15.00	$0.24	$0.78	$1.02	$—	$—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than 1%.

200	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.08)	$23.82	5.25%	$9,702	0.82	%(c)	1.03	%(c)	1.02	%(c)	50%
(1.29)	23.72	33.61	8,607	0.83		1.25		1.09		64
(0.06)	19.04	19.07	49	0.90		2.76		1.59		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(0.98)	$23.44	4.87%	$386	1.57	%(c)	1.79	%(c)	0.27	%(c)	50%
(1.30)	23.34	32.60	204	1.59		2.08		0.44		64
(0.02)	18.90	18.15	64	1.65		3.62		0.89		76
—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	— (d)

$(0.90)	$23.78	5.26%	$303	0.81	%(c)	1.30	%(c)	1.07	%(c)	50%
(1.45)	23.50	33.57	183	0.85		2.08		1.15		64
(0.06)	19.04	19.07	19	0.90		2.61		1.55		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(0.99)	$23.96	5.37%	$18	0.65	%(c)	0.87	%(c)	1.18	%(c)	50%
(1.35)	23.74	33.83	17	0.65		1.20		1.42		64
(0.07)	19.09	19.43	13	0.65		2.38		1.76		76
—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	— (d)

$(1.03)	$23.93	5.42%	$71,283	0.55	%(c)	0.77	%(c)	1.30	%(c)	50%
(1.39)	23.74	34.02	48,281	0.55		1.05		1.44		64
(0.07)	19.10	19.46	17,172	0.55		2.32		1.88		76
—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (d)

$—	$16.02	6.80%	$36,817	0.40	%(c)	1.48	%(c)	3.19	%(c)	21%

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	201

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI China Equity:
Class A
5/31/2014+	$16.85	$(0.01)	$(1.12)	$(1.13)	$(0.07)	$—
11/30/2013	14.78	0.15	2.13	2.28	(0.21)	—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (e)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
5/31/2014+	$16.78	$(0.11)	$(1.08)	$(1.19)	$— (e)	$—
11/30/2013	14.63	(0.03)	2.18	2.15	— (e)	—
11/30/2012	14.88	0.06	0.89	0.95	— (e)	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (e)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
5/31/2014+	$16.86	$(0.02)	$(1.12)	$(1.14)	$— (e)	$—
11/30/2013	14.91	0.07	2.23	2.30	(0.35)	—
11/30/2012	15.04	0.16	0.91	1.07	— (e)	(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
5/31/2014+	$16.99	$— (f)	$(1.13)	$(1.13)	$— (e)	$—
11/30/2013	14.78	0.23	2.11	2.34	(0.13)	—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
5/31/2014+	$16.82	$0.01	$(1.12)	$(1.11)	$(0.12)	$—
11/30/2013	14.81	0.20	2.13	2.33	(0.32)	—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.

202	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.07)	$15.65		(6.71)%	$129	1.72	%(c)	6.29	%(c)	(0.16	)%(c)	33%
(0.21)	16.85	(d)	15.58 (d)	137	1.73		5.88		0.96		36
(1.30)	14.78		8.35	137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)	191	1.73		5.29		3.25		132
—	19.81		32.07	239	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$— (e)	$15.59		(7.09)%	$33	2.53	%(c)	6.93	%(c)	(1.40	)%(c)	33%
— (e)	16.78	(d)	14.70 (d)	52	2.56		6.59		(0.20)		36
(1.20)	14.63		7.49	55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)	108	2.56		6.74		(0.56)		132
—	19.78		31.87	387	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$— (e)	$15.72		(6.76)%	$201	1.77	%(c)	11.52	%(c)	(0.24	)%(c)	33%
(0.35)	16.86	(d)	15.64 (d)	220	1.77		13.23		0.42		36
(1.20)	14.91		8.26	362	1.74		15.31		1.14		36
(0.83)	15.04		(20.40)	232	1.77		6.76		0.14		132
—	19.84		32.27	386	1.90	(c)	8.10	(c)	(0.91	)(c)	21

$— (e)	$15.86		(6.65)%	$12	1.51	%(c)	6.01	%(c)	0.03	%(c)	33%
(0.13)	16.99	(d)	15.93 (d)	13	1.51		5.73		1.53		36
(1.41)	14.78		8.51	25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)	124	1.51		8.18		0.79		132
—	19.87		32.47	13	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$(0.12)	$15.59		(6.62)%	$3,817	1.45	%(c)	5.92	%(c)	0.10	%(c)	33%
(0.32)	16.82	(d)	15.99 (d)	4,076	1.45		5.69		1.31		36
(1.41)	14.81		8.64	3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)	3,216	1.45		5.96		1.04		132
—	19.88		32.53	3,923	1.55	(c)	8.01	(c)	(0.08	)(c)	21

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	203

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
5/31/2014+	$34.91	$0.22	$2.19	$2.41	$(0.52)	$(0.43)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
5/31/2014+	$34.93	$0.09	$2.18	$2.27	$(0.39)	$(0.43)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (d)	—
Class D
5/31/2014+	$34.86	$0.22	$2.18	$2.40	$(0.50)	$(0.43)
11/30/2013	28.22	0.52	6.57	7.09	(0.45)	—
11/30/2012	28.08	0.51	1.95	2.46	(0.75)	(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
5/31/2014+	$34.87	$0.16	$2.19	$2.35	$(0.48)	$(0.43)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
5/31/2014+	$34.84	$0.25	$2.18	$2.43	$(0.54)	$(0.43)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
5/31/2014+	$34.80	$0.27	$2.18	$2.45	$(0.56)	$(0.43)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
4/1/2009** - 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)
Administrative Class
5/31/2014+	$34.84	$0.23	$2.19	$2.42	$(0.52)	$(0.43)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—

+	Unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

204	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.95)	$36.37	(f)	7.09	%(f)	$483,918	0.93	%(c)	0.93	%(c)	1.26	%(c)	45%
(0.49)	34.91		25.49		319,778	0.96		0.96		1.67		81
(2.32)	28.27		9.64		94,347	1.01		1.01		1.91		108
(0.66)	28.11		1.95		64,857	0.97		0.97		1.89		129
(0.21)	28.21		8.46		10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$(0.82)	$36.38	(f)	6.69	%(f)	$135,599	1.68	%(c)	1.68	%(c)	0.50	%(c)	45%
(0.27)	34.93		24.55		113,799	1.70		1.70		0.94		81
(2.13)	28.30		8.81		36,917	1.76		1.76		1.16		108
(0.52)	28.15		1.26		27,465	1.74		1.74		1.17		129
— (d)	28.30		7.94		227	1.77	(c)	1.77	(c)	1.40	(c)	116

$(0.93)	$36.33	(f)	7.05	%(f)	$118,536	0.96	%(c)	0.96	%(c)	1.22	%(c)	45%
(0.45)	34.86		25.41		121,663	1.02		1.02		1.60		81
(2.32)	28.22		9.57		35,886	1.06		1.06		1.85		108
(0.65)	28.08		1.99		30,176	0.98		0.98		1.83		129
(0.25)	28.16		8.46		2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$(0.91)	$36.31	(f)	6.91	%(f)	$1,295	1.25	%(c)	1.25	%(c)	0.92	%(c)	45%
(0.28)	34.87		24.86		394	1.51		1.51		1.06		81
(2.26)	28.20		9.25		210	1.36		1.36		1.58		108
(0.59)	28.08		1.76		37	1.22		1.22		1.67		129
(0.20)	28.17		8.29		11	1.25	(c)	1.26	(c)	1.97	(c)	116

$(0.97)	$36.30	(f)	7.18	%(f)	$221,327	0.73	%(c)	0.73	%(c)	1.44	%(c)	45%
(0.54)	34.84		25.76		251,377	0.75		0.75		1.96		81
(2.36)	28.20		9.84		53,368	0.80		0.86		2.12		108
(0.69)	28.04		2.14		37,551	0.80		0.83		2.07		129
(0.28)	28.12		18.34		21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$(0.99)	$36.26	(f)	7.25	%(f)	$1,651,273	0.64	%(c)	0.64	%(c)	1.54	%(c)	45%
(0.56)	34.80		25.88		1,583,824	0.65		0.65		1.93		81
(2.40)	28.16		10.00		804,646	0.67		0.67		2.26		108
(0.72)	28.00		2.24		521,854	0.70		0.70		2.16		129
(0.66)	28.08		20.46		471,226	0.77		0.80		2.42		116
(0.36)	23.92		27.85		64,996	1.00	(c)(e)	1.00	(c)	3.34	(c)	84
(0.57)	19.01		(21.30)		20,664	1.03	(e)	1.03		1.86		91

$(0.95)	$36.31	(f)	7.13	%(f)	$4,363	0.88	%(c)	0.88	%(c)	1.28	%(c)	45%
(0.48)	34.84		25.55		12,951	0.90		0.90		1.65		81
(2.33)	28.20		9.70		2,199	0.92		0.92		2.00		108
(0.66)	28.04		2.00		1,352	0.97		0.97		1.90		129
(0.28)	28.14		8.45		11	0.98	(c)	0.99	(c)	2.23	(c)	116

(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99% and 0.98% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.
(f)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	205

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Fundamental Strategy:
Class A
5/31/2014+	$15.45	$0.15	$0.67	$0.82	$(0.12)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
5/31/2014+	$15.40	$0.09	$0.67	$0.76	$(0.06)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class D
5/31/2014+	$15.45	$0.29	$0.53	$0.82	$(0.12)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class P
5/31/2014+	$15.46	$0.16	$0.67	$0.83	$(0.13)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
5/31/2014+	$15.47	$0.17	$0.67	$0.84	$(0.14)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—
AllianzGI Global Managed Volatility:
Class A
5/31/2014+	$17.96	$0.16	$0.80	$0.96	$(0.58)	$(0.33)
11/30/2013	16.68	0.39	1.63	2.02	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class C
5/31/2014+	$17.62	$0.10	$0.77	$0.87	$(0.54)	$(0.33)
11/30/2013	16.56	0.24	1.64	1.88	(0.67)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.33	1.23	1.56	—	—
Class D
5/31/2014+	$17.88	$0.15	$0.81	$0.96	$(0.51)	$(0.33)
11/30/2013	16.68	0.45	1.58	2.03	(0.68)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class P
5/31/2014+	$18.06	$0.18	$0.80	$0.98	$(0.60)	$(0.33)
11/30/2013	16.71	0.48	1.61	2.09	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.48	1.23	1.71	—	—
Institutional Class
5/31/2014+	$18.06	$0.19	$0.80	$0.99	$(0.62)	$(0.33)
11/30/2013	16.73	0.50	1.60	2.10	(0.62)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.49	1.24	1.73	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.

206	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$16.09	5.37%	$11	1.25	%(c)	2.20	%(c)	1.95	%(c)	6%
—	15.45	3.00	10	1.25	(c)	2.41	(c)	0.96	(c)	2

$(0.12)	$16.04	4.99%	$11	2.00	%(c)	2.95	%(c)	1.19	%(c)	6%
—	15.40	2.67	10	2.00	(c)	3.16	(c)	0.21	(c)	2

$(0.18)	$16.09	5.37%	$2,094	1.25	%(c)	2.25	%(c)	3.77	%(c)	6%
—	15.45	3.00	10	1.25	(c)	2.41	(c)	0.97	(c)	2

$(0.19)	$16.10	5.44%	$11	1.10	%(c)	1.96	%(c)	2.09	%(c)	6%
—	15.46	3.07	10	1.10	(c)	2.16	(c)	1.12	(c)	2

$(0.20)	$16.11	5.49%	$22,217	1.00	%(c)	1.97	%(c)	2.21	%(c)	6%
—	15.47	3.13	20,682	1.00	(c)	2.14	(c)	1.23	(c)	2

$(0.91)	$18.01	5.75%	$157	0.95	%(c)	2.42	%(c)	1.91	%(c)	43%
(0.74)	17.96	12.66	117	0.95		2.63		2.28		92
—	16.68	11.20	50	0.95	(c)	3.24	(c)	2.56	(c)	92

$(0.87)	$17.62	5.33%	$183	1.63	%(c)	3.10	%(c)	1.19	%(c)	43%
(0.82)	17.62	11.90	184	1.64		3.26		1.40		92
—	16.56	10.40	12	1.70	(c)	4.02	(c)	2.18	(c)	92

$(0.84)	$18.00	5.74%	$122	0.90	%(c)	2.61	%(c)	1.82	%(c)	43%
(0.83)	17.88	12.74	57	0.90		2.84		2.61		92
—	16.68	11.20	38	0.95	(c)	3.37	(c)	2.63	(c)	92

$(0.93)	$18.11	5.85%	$13	0.70	%(c)	2.16	%(c)	2.13	%(c)	43%
(0.74)	18.06	13.03	13	0.70		2.38		2.78		92
—	16.71	11.40	11	0.70	(c)	3.11	(c)	3.19	(c)	92

$(0.95)	$18.10	5.90%	$17,577	0.60	%(c)	2.08	%(c)	2.23	%(c)	43%
(0.77)	18.06	13.09	14,156	0.60		2.32		2.92		92
—	16.73	11.53	14,585	0.60	(c)	2.98	(c)	3.22	(c)	92

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	207

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Water:
Class A
5/31/2014+	$12.41	$0.06	$0.78	$0.84	$(0.03)
11/30/2013	10.26	0.07	2.20	2.27	(0.12)
11/30/2012	8.89	0.12	1.30	1.42	(0.05)
11/30/2011	8.75	0.06	0.08	0.14	— (e)
11/30/2010	7.99	0.03	0.74	0.77	(0.01)
11/30/2009	6.28	0.06	1.84	1.90	(0.19)
Class C
5/31/2014+	$12.11	$0.01	$0.76	$0.77	$— (e)
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)
11/30/2012	8.70	0.05	1.27	1.32	— (e)
11/30/2011	8.62	(0.01)	0.09	0.08	— (e)
11/30/2010	7.93	(0.03)	0.72	0.69	— (e)
11/30/2009	6.24	0.01	1.84	1.85	(0.16)
Class D
5/31/2014+	$12.38	$0.05	$0.77	$0.82	$(0.02)
11/30/2013	10.25	0.07	2.19	2.26	(0.13)
11/30/2012	8.87	0.10	1.32	1.42	(0.04)
11/30/2011	8.73	0.04	0.10	0.14	— (e)
11/30/2010	7.98	0.03	0.73	0.76	(0.01)
11/30/2009	6.27	0.04	1.86	1.90	(0.19)
Class P
5/31/2014+	$12.49	$0.08	$0.78	$0.86	$(0.05)
11/30/2013	10.30	0.09	2.21	2.30	(0.11)
11/30/2012	8.93	0.14	1.30	1.44	(0.07)
11/30/2011	8.77	0.07	0.09	0.16	— (e)
11/30/2010	7.99	0.05	0.74	0.79	(0.01)
11/30/2009	6.29	0.08	1.83	1.91	(0.21)
Institutional Class
5/31/2014+	$12.37	$0.08	$0.77	$0.85	$(0.11)
11/30/2013	10.25	0.09	2.21	2.30	(0.18)
11/30/2012	8.88	0.12	1.32	1.44	(0.07)
11/30/2011	8.71	0.08	0.09	0.17	— (e)
11/30/2010	7.94	0.05	0.74	0.79	(0.02)
11/30/2009	6.29	0.09	1.82	1.91	(0.26)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.

208	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$13.22	6.77%	$151,277	1.43	%(d)	1.43	%(d)	0.94	%(d)	17%
—		12.41	22.31	118,252	1.54		1.54		0.63		28
—		10.26	16.12	59,611	1.57		1.60		1.27		73
—		8.89	1.62	27,101	1.68		1.68		0.60		73
—		8.75	9.63	22,774	1.80		1.80		0.41		40
—	(f)	7.99	30.93	23,787	2.04		2.04		0.90		47

$—		$12.88	6.36%	$72,005	2.21	%(d)	2.21	%(d)	0.17	%(d)	17%
—		12.11	21.41	51,767	2.33		2.33		(0.18)		28
—		10.02	15.17	25,870	2.33		2.41		0.48		73
—		8.70	0.93	20,842	2.44		2.44		(0.15)		73
—		8.62	8.70	22,225	2.56		2.60		(0.37)		40
—	(f)	7.93	30.19	22,393	2.79		2.79		0.15		47

$—		$13.18	6.62%	$22,311	1.60	%(d)	1.60	%(d)	0.74	%(d)	17%
—		12.38	22.30	17,624	1.60		1.60		0.62		28
—		10.25	16.09	5,869	1.64		2.25		1.02		73
—		8.87	1.60	5,214	1.72		2.00		0.47		73
—		8.73	9.70	1,157	1.84		2.74		0.34		40
—	(f)	7.98	31.11	156	2.40		2.40		0.55		47

$—		$13.30	6.89%	$60,881	1.20	%(d)	1.20	%(d)	1.19	%(d)	17%
—		12.49	22.58	42,448	1.34		1.34		0.81		28
—		10.30	16.22	16,820	1.41		1.47		1.49		73
—		8.93	1.85	16,118	1.49		1.52		0.79		73
—		8.77	9.95	10,432	1.56		1.64		0.62		40
—	(f)	7.99	31.26	12,016	1.78		1.78		1.16		47

$—		$13.11	6.90%	$23,887	1.11	%(d)	1.11	%(d)	1.22	%(d)	17%
—		12.37	22.77	14,429	1.19		1.19		0.77		28
—		10.25	16.44	3,105	1.29		1.29		1.28		73
—		8.88	1.99	1,267	1.37		1.39		0.91		73
—		8.71	9.96	1,378	1.46		1.48		0.61		40
—	(f)	7.94	31.42	544	1.68		1.68		1.26		47

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	209

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
5/31/2014+	$10.36	$0.32	$0.12	$0.44	$(0.35)	$(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
5/31/2014+	$10.35	$0.28	$0.11	$0.39	$(0.31)	$(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
5/31/2014+	$10.08	$0.30	$0.11	$0.41	$(0.35)	$(0.09)
11/30/2013	9.91	0.64	0.22	0.86	(0.68)	(0.01)
11/30/2012	9.47	0.70	0.60	1.30	(0.73)	(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
5/31/2014+	$10.05	$0.29	$0.12	$0.41	$(0.33)	$(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
5/31/2014+	$10.05	$0.32	$0.11	$0.43	$(0.36)	$(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
5/31/2014+	$10.08	$0.32	$0.11	$0.43	$(0.36)	$(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
4/1/2009** - 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—
Administrative Class
5/31/2014+	$10.04	$0.31	$0.11	$0.42	$(0.35)	$(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

+	Unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

210	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.44)	$10.36(e	)	4.26	%(e)	$59,167	0.93	%(c)	0.93	%(c)	6.14	%(c)	30%
(0.69)	10.36		8.98		73,920	0.91		0.91		6.49		67
(0.86)	10.16		14.34		109,668	0.89		0.90		7.21		86
(0.78)	9.69		4.29		61,339	1.05		1.05		7.19		168
(0.30)	10.03		7.07		1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.40)	$10.34(e	)	3.78	%(e)	$26,055	1.70	%(c)	1.70	%(c)	5.38	%(c)	30%
(0.61)	10.35		8.14		27,525	1.70		1.70		5.68		67
(0.79)	10.15		13.54		30,692	1.68		1.68		6.43		86
(0.70)	9.68		3.53		12,443	1.82		1.87		6.56		168
(0.27)	10.02		6.73		311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.44)	$10.05(e	)	4.07	%(e)	$74,880	1.02	%(c)	1.02	%(c)	6.02	%(c)	30%
(0.69)	10.08		8.92		108,011	1.00		1.02		6.40		67
(0.86)	9.91		14.33		43,921	0.96		1.07		7.14		86
(0.76)	9.47		4.42		20,378	1.07		1.12		7.36		168
(0.52)	9.79		7.09		169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.42)	$10.04(e	)	4.17	%(e)	$3,007	1.22	%(c)	1.26	%(c)	5.86	%(c)	30%
(0.67)	10.05		8.72		2,851	1.15		1.32		6.24		67
(0.84)	9.88		14.05		2,111	1.15		1.25		6.95		86
(0.75)	9.45		4.02		342	1.33		1.37		7.23		168
(0.50)	9.80		6.97		11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.45)	$10.03(e	)	4.30	%(e)	$86,751	0.72	%(c)	0.72	%(c)	6.35	%(c)	30%
(0.71)	10.05		9.27		77,649	0.74		0.74		6.64		67
(0.87)	9.87		14.48		19,497	0.74		0.79		7.39		86
(0.79)	9.44		4.57		11,096	0.88		0.88		7.49		168
(0.54)	9.78		7.22		11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.45)	$10.06(e	)	4.33	%(e)	$174,620	0.63	%(c)	0.63	%(c)	6.45	%(c)	30%
(0.72)	10.08		9.35		139,306	0.62		0.62		6.76		67
(0.89)	9.90		14.68		121,362	0.63		0.63		7.47		86
(0.80)	9.46		4.66		70,174	0.61		0.77		7.65		168
(0.81)	9.80		16.23		93,782	0.63		0.93		8.65		144
(0.52)	9.17		31.50		69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
(0.77)	7.40		(13.01)		49,233	0.64		0.64	(d)	8.56		55

$(0.44)	$10.02(e	)	4.23	%(e)	$35,181	0.90	%(c)	0.90	%(c)	6.18	%(c)	30%
(0.70)	10.04		9.02		32,789	0.90		0.91		6.49		67
(0.87)	9.87		14.54		27,274	0.90		1.14		8.92		86
(0.77)	9.43		4.27		11	1.03		1.03		7.25		168
(0.53)	9.78		7.12		11	1.12	(c)	1.28	(c)	7.98	(c)	144

(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61% and 0.61% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	211

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
5/31/2014+	$42.30	$0.11	$0.50	$0.61	$(0.44)	$(3.00)
11/30/2013	31.89	0.09	10.32	10.41	— (d)	—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
5/31/2014+	$41.78	$(0.01)	$0.48	$0.47	$(0.13)	$(3.00)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
5/31/2014+	$43.24	$0.22	$0.41	$0.63	$(0.62)	$(3.00)
11/30/2013	32.60	0.05	10.59	10.64	— (d)	—
11/30/2012	28.33	0.24	4.03	4.27	— (d)	—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
5/31/2014+	$42.23	$0.20	$0.37	$0.57	$(0.48)	$(3.00)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
5/31/2014+	$41.97	$0.13	$0.51	$0.64	$(0.40)	$(3.00)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
4/1/2009** - 11/30/2009	16.29	0.14	9.43	9.57	—	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)
Institutional Class
5/31/2014+	$42.94	$0.16	$0.52	$0.68	$(0.35)	$(3.00)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—
4/1/2009** - 11/30/2009	16.93	0.17	9.81	9.98	—	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)

+	Unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41% and 1.17% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26% and 1.01% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.

212	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(3.44)	$39.47	1.81%	$5,004	1.45	%(c)	1.80	%(c)	0.54	%(c)	47%
— (d)	42.30	32.64	4,569	1.45		1.83		0.23		92
(0.64)	31.89	15.13	2,773	1.50		1.76		0.53		117
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66
—	31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$(3.13)	$39.12	1.43%	$1,064	2.20	%(c)	2.48	%(c)	(0.03	)%(c)	47%
(0.02)	41.78	31.67	702	2.20		2.43		(0.46)		92
(0.23)	31.75	14.26	531	2.26		2.37		(0.24)		117
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66
—	31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$(3.62)	$40.25	1.83%	$1,452	1.45	%(c)	1.76	%(c)	1.09	%(c)	47%
— (d)	43.24	32.65	339	1.45		1.73		0.13		92
— (d)	32.60	15.07	112	1.56		5.66		0.77		117
(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66
—	31.37	10.85	38	1.66	(c)	1.83	(c)	0.22	(c)	57

$(3.48)	$39.32	1.71%	$81	1.70	%(c)	2.03	%(c)	1.02	%(c)	47%
(0.36)	42.23	32.29	27	1.70		1.96		0.05		92
(0.20)	32.25	14.86	12	1.74		1.90		0.26		117
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66
—	31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$(3.40)	$39.21	1.90%	$30,726	1.29	%(c)	1.56	%(c)	0.65	%(c)	47%
(0.35)	41.97	32.86	33,574	1.30		1.52		0.45		92
(0.19)	31.92	15.32	28,996	1.31		1.52		0.68		117
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57
—	25.86	58.75	66,137	1.41	(c)	1.41	(c)(e)	0.90	(c)	64
(4.70)	16.29	(48.16)	39,680	1.44		1.44	(e)	1.14		106

$(3.35)	$40.27	1.94%	$71,172	1.21	%(c)	1.47	%(c)	0.79	%(c)	47%
(0.31)	42.94	32.96	71,875	1.21		1.44		0.46		92
(0.37)	32.60	15.50	88,301	1.20		1.38		0.80		117
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57
—	26.91	58.95	14,224	1.26	(c)	1.26	(c)(f)	1.09	(c)	64
(4.70)	16.93	(48.08)	6,828	1.29		1.29	(f)	1.27		106

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	213

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
5/31/2014+	$16.06	$(0.11)	$(0.05)	$(0.16)	$—	$(0.82)
11/30/2013	11.62	(0.20)	5.57	5.37	—	(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85	1.78	—	—
Class P
5/31/2014+	$16.08	$(0.09)	$(0.06)	$(0.15)	$—	$(0.82)
11/30/2013	11.61	(0.17)	5.57	5.40	—	(0.93)
11/30/2012	12.20	(0.10)	1.47	1.37	—	(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—	(0.21)
Institutional Class
5/31/2014+	$16.15	$(0.09)	$(0.06)	$(0.15)	$—	$(0.82)
11/30/2013	11.65	(0.15)	5.58	5.43	—	(0.93)
11/30/2012	12.22	(0.10)	1.49	1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—	—
4/1/2009** - 11/30/2009	7.58	(0.07)	2.93	2.86	—	—
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	—	— (e)
AllianzGI Multi-Asset Real Return:
Class A
5/31/2014+	$15.34	$0.08	$0.99	$1.07	$(0.27)	$(0.02)
12/17/2012* - 11/30/2013	15.00	0.12	0.22	0.34	—	—
Class C
5/31/2014+	$15.24	$0.02	$0.99	$1.01	$(0.24)	$(0.02)
12/17/2012* - 11/30/2013	15.00	(0.03)	0.27	0.24	—	—
Class D
5/31/2014+	$15.34	$0.07	$1.01	$1.08	$(0.25)	$(0.02)
12/17/2012* - 11/30/2013	15.00	0.14	0.20	0.34	—	—
Class P
5/31/2014+	$15.36	$0.09	$1.00	$1.09	$(0.27)	$(0.02)
12/17/2012* - 11/30/2013	15.00	0.16	0.20	0.36	—	—
Institutional Class
5/31/2014+	$15.37	$0.09	$1.01	$1.10	$(0.29)	$(0.02)
12/17/2012* - 11/30/2013	15.00	0.18	0.19	0.37	—	—

+	Unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63% and 0.91% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.
(e)	Less than $(0.01) per share.
(f)	Does not include expenses of the investment companies in which the Fund invests.

214	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.82)	$15.08	(0.85)%	$4,151	1.71	%(c)	2.01	%(c)	(1.42	)%(c)	22%
(0.93)	16.06	50.11	1,065	1.80		2.07		(1.45)		63
—	11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$(0.82)	$15.11	(0.78)%	$2,133	1.57	%(c)	1.80	%(c)	(1.21	)%(c)	22%
(0.93)	16.08	50.42	2,192	1.63		1.90		(1.25)		63
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$(0.82)	$15.18	(0.78)%	$35,518	1.54	%(c)	1.79	%(c)	(1.19	)%(c)	22%
(0.93)	16.15	50.51	41,713	1.54		2.01		(1.10)		63
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
—	13.80	32.18	57,591	1.57		1.64		(1.25)		112
—	10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
— (e)	7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104

$(0.29)	$16.12	7.11%	$117	0.85	%(c)(f)	5.51	%(c)(f)	1.06	%(c)(f)	10%
—	15.34	2.27	45	0.86	(c)(f)	8.42	(c)(f)	0.83	(c)(f)	46

$(0.26)	$15.99	6.71%	$112	1.60	%(c)(f)	6.20	%(c)(f)	0.21	%(c)(f)	10%
—	15.24	1.60	81	1.60	(c)(f)	9.55	(c)(f)	(0.17	)(c)(f)	46

$(0.27)	$16.15	7.11%	$30	0.85	%(c)(f)	76.06	%(c)(f)	0.94	%(c)(f)	10%
—	15.34	2.27	10	0.86	(c)(f)	19.52	(c)(f)	0.96	(c)(f)	46

$(0.29)	$16.16	7.20%	$11	0.70	%(c)(f)	5.15	%(c)(f)	1.11	%(c)(f)	10%
—	15.36	2.40	10	0.71	(c)(f)	7.75	(c)(f)	1.11	(c)(f)	46

$(0.31)	$16.16	7.27%	$5,985	0.60	%(c)(f)	5.15	%(c)(f)	1.21	%(c)(f)	10%
—	15.37	2.47	5,155	0.61	(c)(f)	7.74	(c)(f)	1.21	(c)(f)	46

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	215

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
5/31/2014+	$15.42	$0.19	$0.41	$0.60	$(0.22)	$—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
5/31/2014+	$15.35	$0.13	$0.42	$0.55	$(0.19)	$—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class D
5/31/2014+	$15.45	$0.18	$0.43	$0.61	$(0.22)	$—
12/18/2012* - 11/30/2013	15.00	0.25	0.36	0.61	(0.16)	—
Class P
5/31/2014+	$15.45	$0.18	$0.44	$0.62	$(0.23)	$—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
5/31/2014+	$15.46	$0.20	$0.43	$0.63	$(0.23)	$—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—
AllianzGI NFJ Global Dividend Value:
Class A
5/31/2014+	$22.08	$0.36	$0.56	$0.92	$(0.28)	$(0.59)
11/30/2013	18.27	0.54	3.75	4.29	(0.44)	(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—
Class C
5/31/2014+	$21.82	$0.27	$0.56	$0.83	$(0.20)	$(0.59)
11/30/2013	18.05	0.37	3.72	4.09	(0.28)	(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—
Class D
5/31/2014+	$22.30	$0.36	$0.56	$0.92	$(0.28)	$(0.59)
11/30/2013	18.44	0.52	3.80	4.32	(0.42)	(0.04)
11/30/2012	17.38	0.60	1.05	1.65	(0.25)	(0.34)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

216	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.22)	$15.80	4.02%	$29	1.55	%(c)	4.92	%(c)	2.50	%(c)	50%
(0.20)	15.42	4.14	19	1.55	(c)	17.07	(c)	2.41	(c)	67

$(0.19)	$15.71	3.66%	$43	2.30	%(c)	5.59	%(c)	1.76	%(c)	50%
(0.15)	15.35	3.40	25	2.30	(c)	19.41	(c)	1.00	(c)	67

$(0.22)	$15.84	4.09%	$1,497	1.55	%(c)	5.59	%(c)	2.39	%(c)	50%
(0.16)	15.45	4.10	1,086	1.55	(c)	8.48	(c)	1.75	(c)	67

$(0.23)	$15.84	4.13%	$11	1.40	%(c)	4.66	%(c)	2.42	%(c)	50%
(0.18)	15.45	4.25	11	1.41	(c)	7.72	(c)	2.49	(c)	67

$(0.23)	$15.86	4.22%	$8,220	1.30	%(c)	4.62	%(c)	2.70	%(c)	50%
(0.19)	15.46	4.38	6,470	1.30	(c)	7.78	(c)	2.70	(c)	67

$(0.87)	$22.13	4.48%	$11,877	1.20	%(c)	1.44	%(c)	3.41	%(c)	20%
(0.48)	22.08	23.80	10,705	1.21		1.51		2.68		43
(0.74)	18.27	9.98	7,355	1.32		1.71		3.13		41
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66
(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40
(0.03)	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.79)	$21.86	4.07%	$5,932	1.99	%(c)	2.21	%(c)	2.60	%(c)	20%
(0.32)	21.82	22.88	5,720	2.00		2.27		1.83		43
(0.63)	18.05	9.03	3,948	2.07		2.46		2.34		41
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66
(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40
— (d)	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.87)	$22.35	4.40%	$838	1.29	%(c)	1.41	%(c)	3.37	%(c)	20%
(0.46)	22.30	23.72	753	1.31		1.55		2.53		43
(0.59)	18.44	9.83	480	1.38		3.04		3.31		41
(0.86)	17.38	1.91	558	1.50		3.74		3.27		66
(1.11)	17.86	4.68	203	1.50		4.53		2.44		40
(0.02)	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	217

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value (cont’d)
Class P
5/31/2014+	$22.21	$0.38	$0.56	$0.94	$(0.30)	$(0.59)
11/30/2013	18.36	0.57	3.78	4.35	(0.46)	(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—
Institutional Class
5/31/2014+	$21.98	$0.39	$0.56	$0.95	$(0.31)	$(0.59)
11/30/2013	18.18	0.60	3.73	4.33	(0.49)	(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—
AllianzGI NFJ International Small-Cap Value:
Class A
5/31/2014+	$21.06	$0.23	$1.67	$1.90	$(0.26)	$(0.37)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
5/31/2014+	$21.04	$0.17	$1.65	$1.82	$(0.33)	$(0.37)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class D
5/31/2014+	$21.04	$0.22	$1.69	$1.91	$(0.17)	$(0.37)
11/30/2013	17.11	0.42	3.95	4.37	(0.35)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.13	1.98	2.11	—	—
Class P
5/31/2014+	$21.27	$0.26	$1.69	$1.95	$(0.19)	$(0.37)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
5/31/2014+	$21.28	$0.26	$1.69	$1.95	$(0.32)	$(0.37)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.17	1.95	2.12	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.

218	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.89)	$22.26	4.55%	$1,910	1.04	%(c)	1.26	%(c)	3.60	%(c)	20%
(0.50)	22.21	24.06	1,685	1.05		1.32		2.77		43
(0.79)	18.36	10.11	1,089	1.12		1.51		3.32		41
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66
(1.19)	17.82	4.90	13	1.30		4.45		2.63		40
(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.90)	$22.03	4.62%	$54,044	0.95	%(c)	1.16	%(c)	3.65	%(c)	20%
(0.53)	21.98	24.16	51,318	0.96		1.21		2.96		43
(0.80)	18.18	10.19	39,215	1.02		1.40		3.38		41
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66
(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40
(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

$(0.63)	$22.33	9.34%	$2,759	1.45	%(c)	2.66	%(c)	2.15	%(c)	21%
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.70)	$22.16	8.98%	$1,224	2.20	%(c)	3.43	%(c)	1.58	%(c)	21%
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(0.54)	$22.41	9.38%	$1,109	1.45	%(c)	3.60	%(c)	2.09	%(c)	21%
(0.44)	21.04	26.03	951	1.45		6.56		2.17		50
—	17.11	14.07	84	1.45	(c)	7.85	(c)	1.59	(c)	19

$(0.56)	$22.66	9.47%	$24	1.30	%(c)	2.38	%(c)	2.38	%(c)	21%
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(0.69)	$22.54	9.50%	$16,644	1.20	%(c)	2.40	%(c)	2.39	%(c)	21%
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	219

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
5/31/2014+	$19.17	$0.36	$0.71	$1.07	$(0.38)	$(0.64)
11/30/2013	16.36	0.34	2.71	3.05	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
5/31/2014+	$19.04	$0.29	$0.69	$0.98	$(0.31)	$(0.64)
11/30/2013	16.32	0.18	2.73	2.91	(0.17)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class D
5/31/2014+	$19.20	$0.36	$0.70	$1.06	$(0.38)	$(0.64)
11/30/2013	16.36	0.33	2.73	3.06	(0.20)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.34	1.28	1.62	(0.26)	—
Class P
5/31/2014+	$19.24	$0.37	$0.71	$1.08	$(0.39)	$(0.64)
11/30/2013	16.38	0.36	2.73	3.09	(0.21)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
5/31/2014+	$19.26	$0.52	$0.57	$1.09	$(0.42)	$(0.64)
11/30/2013	16.38	0.36	2.76	3.12	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—
AllianzGI Short Duration High Income:
Class A
5/31/2014+	$15.92	$0.31	$0.07	$0.38	$(0.38)	$—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
5/31/2014+	$15.89	$0.29	$0.07	$0.36	$(0.36)	$—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class D
5/31/2014+	$15.92	$0.31	$0.07	$0.38	$(0.38)	$—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.65	0.67	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.

220	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.02)	$19.22	6.03%	$107	1.20	%(c)	3.05	%(c)	3.97	%(c)	12%
(0.24)	19.17	18.89	75	1.23		7.16		1.93		20
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$(0.95)	$19.07	5.60%	$48	1.95	%(c)	3.85	%(c)	3.14	%(c)	12%
(0.19)	19.04	18.02	47	1.97		8.26		1.02		20
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(1.02)	$19.24	6.00%	$14	1.20	%(c)	3.02	%(c)	3.92	%(c)	12%
(0.22)	19.20	18.93	13	1.23		7.04		1.87		20
(0.26)	16.36	10.97	11	1.30	(c)	10.07	(c)	2.20	(c)	22

$(1.03)	$19.29	6.11%	$24	1.03	%(c)	2.90	%(c)	4.09	%(c)	12%
(0.23)	19.24	19.10	13	1.05		6.87		2.05		20
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(1.06)	$19.29	6.14%	$31,064	0.95	%(c)	1.97	%(c)	5.69	%(c)	12%
(0.24)	19.26	19.25	4,170	0.95		6.77		2.06		20
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

$(0.38)	$15.92	2.40%	$207,335	0.85	%(c)	0.85	%(c)	3.93	%(c)	54%
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.36)	$15.89	2.29%	$84,329	1.10	%(c)	1.11	%(c)	3.69	%(c)	54%
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.38)	$15.92	2.41%	$37,432	0.85	%(c)	0.94	%(c)	3.96	%(c)	54%
(0.77)	15.92	4.61	18,902	0.85		1.08		3.99		63
(0.67)	15.97	8.78	10,018	0.90		1.18		4.16		51
(0.05)	15.32	2.50	65	0.95	(c)	2.88	(c)	4.95	(c)	10

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	221

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income (cont’d)
Class P
5/31/2014+	$15.92	$0.32	$0.07	$0.39	$(0.39)	$—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
5/31/2014+	$15.94	$0.33	$0.07	$0.40	$(0.40)	$—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—
AllianzGI Structured Return:
Class A
5/31/2014+	$15.87	$(0.14)	$0.36	$0.22	$—	$(0.68)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
5/31/2014+	$15.73	$(0.19)	$0.36	$0.17	$—	$(0.68)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class D
5/31/2014+	$15.89	$(0.14)	$0.36	$0.22	$—	$(0.68)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.17	0.89	—	—
Class P
5/31/2014+	$15.89	$(0.13)	$0.36	$0.23	$—	$(0.68)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
5/31/2014+	$15.90	$(0.12)	$0.37	$0.25	$—	$(0.68)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—

+	Unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.

222	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.39)	$15.92	2.49%	$166,996	0.70	%(c)	0.70	%(c)	4.09	%(c)	54%
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.40)	$15.94	2.53%	$228,369	0.60	%(c)	0.60	%(c)	4.19	%(c)	54%
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

$(0.68)	$15.41	1.41%	$2,261	1.90	%(c)	4.16	%(c)	(1.86	)%(c)	N/A
—	15.87	5.80	517	1.90	(c)	7.34	(c)	(1.86	)(c)	N/A

$(0.68)	$15.22	1.03%	$117	2.65	%(c)	4.76	%(c)	(2.60	)%(c)	N/A
—	15.73	4.87	74	2.65	(c)	6.91	(c)	(2.60	)(c)	N/A

$(0.68)	$15.43	1.41%	$1,160	1.90	%(c)	4.64	%(c)	(1.85	)%(c)	N/A
—	15.89	5.93	1,416	1.90	(c)	6.29	(c)	(1.85	)(c)	N/A

$(0.68)	$15.44	1.47%	$62	1.75	%(c)	3.69	%(c)	(1.70	)%(c)	N/A
—	15.89	5.93	61	1.75	(c)	5.97	(c)	(1.69	)(c)	N/A

$(0.68)	$15.47	1.60%	$13,207	1.65	%(c)	3.81	%(c)	(1.60	)%(c)	N/A
—	15.90	6.00	7,978	1.65	(c)	5.64	(c)	(1.60	)(c)	N/A

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	223

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Ultra Micro Cap:
Class A
5/31/2014+	$24.34	$(0.21)	$(0.24)	$(0.45)	$—	$(0.05)
11/30/2013	15.53	(0.29)	9.11	8.82	—	(0.01)
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—	—
Class P
5/31/2014+	$24.40	$(0.20)	$(0.24)	$(0.44)	$—	$(0.05)
11/30/2013	15.54	(0.24)	9.11	8.87	—	(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	—	(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	—	(0.03)
Institutional Class
5/31/2014+	$24.49	$(0.20)	$(0.25)	$(0.45)	$—	$(0.05)
11/30/2013	15.59	(0.26)	9.17	8.91	—	(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	—	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	—	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—	—
4/1/2009** - 11/30/2009	5.78	(0.10)	3.25	3.15	—	—
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—	—
AllianzGI U.S. Equity Hedged:
Class A
5/31/2014+	$17.26	$0.06	$0.68	$0.74	$(0.15)	$(0.23)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class C
5/31/2014+	$17.14	$(0.01)	$0.68	$0.67	$(0.18)	$(0.23)
12/3/2012* - 11/30/2013	15.00	— (e)	2.14	2.14	—	—
Class D
5/31/2014+	$17.26	$0.06	$0.70	$0.76	$(0.08)	$(0.23)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class P
5/31/2014+	$17.29	$0.07	$0.69	$0.76	$(0.07)	$(0.23)
12/3/2012* - 11/30/2013	15.00	0.15	2.14	2.29	—	—
Institutional Class
5/31/2014+	$17.31	$0.08	$0.69	$0.77	$(0.11)	$(0.23)
12/3/2012* - 11/30/2013	15.00	0.17	2.14	2.31	—	—

+	Unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22% and 2.31% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.
(e)	Less than $(0.01) per share.
(f)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.01%, respectively.

224	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return(b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.05)	$23.84		(1.84)%		$74,572	2.12	%(c)	2.12	%(c)	(1.72	)%(c)	34%
(0.01)	24.34		56.82		61,525	2.20		2.30		(1.41)		59
—	15.53		21.14		6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

$(0.05)	$23.91		(1.80)%		$1,437	2.00	%(c)	2.00	%(c)	(1.60	)%(c)	34%
(0.01)	24.40		57.10		858	2.01		2.07		(1.19)		59
(0.23)	15.54		19.26		252	2.18		3.08		(1.38)		114
(0.03)	13.26		(3.64)		230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$(0.05)	$23.99		(1.83)%		$57,239	2.00	%(c)	2.00	%(c)	(1.61	)%(c)	34%
(0.01)	24.49		57.18		62,641	2.00		2.00		(1.24)		59
(0.23)	15.59		19.37		9,296	2.08		3.15		(1.32)		114
(0.75)	13.29		6.04		9,757	2.24		3.53		(2.06)		101
—	13.25		48.38		4,629	2.29		5.40		(1.99)		123
—	8.93		54.50		1,781	2.31	(c)	2.31	(c)(d)	(1.81	)(c)	87
—	5.78		(37.72)		1,084	2.40		2.40	(d)	(2.05)		109

$(0.38)	$17.62	(f)	4.41	%(f)	$1,542	1.25	%(c)	4.61	%(c)	0.68	%(c)	3%
—	17.26		15.07		1,416	1.25	(c)	9.81	(c)	0.74	(c)	6

$(0.41)	$17.40	(f)	4.07	%(f)	$175	2.00	%(c)	5.36	%(c)	(0.06	)%(c)	3%
—	17.14		14.27		122	2.00	(c)	11.10	(c)	(0.01	)(c)	6

$(0.31)	$17.71	(f)	4.40	%(f)	$317	1.25	%(c)	8.05	%(c)	0.68	%(c)	3%
—	17.26		15.07		265	1.25	(c)	9.77	(c)	0.76	(c)	6

$(0.30)	$17.75	(f)	4.47	%(f)	$12	1.10	%(c)	4.31	%(c)	0.83	%(c)	3%
—	17.29		15.27		12	1.11	(c)	8.71	(c)	0.96	(c)	6

$(0.34)	$17.74	(f)	4.56	%(f)	$5,716	1.00	%(c)	4.32	%(c)	0.93	%(c)	3%
—	17.31		15.40		5,395	1.00	(c)	8.82	(c)	1.05	(c)	6

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	225

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI U.S. Small-Cap Growth:
Class A
5/31/2014+	$19.09	$(0.10)	$(0.08)	$(0.18)	$(1.23)
11/30/2013	13.25	(0.15)	6.27	6.12	(0.28)
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class C
5/31/2014+	$18.68	$(0.16)	$(0.08)	$(0.24)	$(1.23)
11/30/2013	13.07	(0.25)	6.14	5.89	(0.28)
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—
Class D
5/31/2014+	$19.11	$(0.09)	$(0.09)	$(0.18)	$(1.23)
11/30/2013	13.25	(0.11)	6.25	6.14	(0.28)
11/30/2012	13.34	(0.09)	0.99	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class R
5/31/2014+	$18.98	$(0.12)	$(0.08)	$(0.20)	$(1.23)
11/30/2013	13.19	(0.17)	6.24	6.07	(0.28)
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—
Class P
5/31/2014+	$19.25	$(0.08)	$(0.09)	$(0.17)	$(1.23)
11/30/2013	13.32	(0.11)	6.32	6.21	(0.28)
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—
Institutional Class
5/31/2014+	$19.30	$(0.07)	$(0.08)	$(0.15)	$(1.23)
11/30/2013	13.35	(0.08)	6.31	6.23	(0.28)
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)
11/30/2011	12.84	(0.07)	0.62	0.55	—
11/30/2010	10.05	(0.06)	2.85	2.79	—
4/1/2009** - 11/30/2009	6.59	(0.03)	3.49	3.46	—
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—

+	Unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16% and 0.90% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.

226	Semiannual Report	| May 31, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$17.68	(0.80)%	$5,349	1.47	%(c)	1.85	%(c)	(1.11	)%(c)	35%
19.09	47.16	4,971	1.50		1.91		(0.90)		81
13.25	7.67	1,359	1.50		2.45		(0.59)		92
13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$17.21	(1.16)%	$653	2.21	%(c)	2.61	%(c)	(1.85	)%(c)	35%
18.68	46.03	606	2.21		2.73		(1.57)		81
13.07	6.99	228	2.22		3.16		(1.35)		92
13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$17.70	(0.80)%	$95	1.42	%(c)	1.87	%(c)	(1.05	)%(c)	35%
19.11	47.32	68	1.44		2.00		(0.71)		81
13.25	7.67	57	1.49		2.36		(0.65)		92
13.34	(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

$17.55	(0.92)%	$26	1.66	%(c)	2.12	%(c)	(1.30	)%(c)	35%
18.98	46.99	26	1.67		2.16		(1.03)		81
13.19	7.44	10	1.70		2.60		(0.84)		92
13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$17.85	(0.74)%	$149	1.25	%(c)	1.70	%(c)	(0.90	)%(c)	35%
19.25	47.60	110	1.25		1.74		(0.69)		81
13.32	7.97	19	1.25		2.25		(0.27)		92
13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$17.92	(0.62)%	$29,872	1.16	%(c)	1.59	%(c)	(0.80	)%(c)	35%
19.30	47.64	29,116	1.16		1.69		(0.48)		81
13.35	8.05	20,140	1.15		2.09		(0.29)		92
13.39	4.28	20,862	1.15		1.99		(0.53)		111
12.84	27.76	20,079	1.19		1.71		(0.57)		168
10.05	52.50	13,942	1.18	(c)	1.18	(c)(d)	(0.53	)(c)	97
6.59	(42.45)	6,591	1.21		1.21	(d)	(0.34)		146

See accompanying Notes to Financial Statements	| May 31, 2014 |	Semiannual Report	227

Notes to Financial Statements

May 31, 2014 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. As of May 31, 2014, the Trust consisted of thirty-two separate investment series, (each a “Fund” and collectively the “Funds”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) serves as the Funds’ investment manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager, and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) (collectively the “Sub-Advisers”) serve as the Funds’ sub-advisers. The Investment Manager, AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares: A, C, D, P, R, R6, Administrative and Institutional. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments.

The following Funds (except for AllianzGI Best Styles Global Equity and AllianzGI Global Fundamental Strategy) sold and issued shares of beneficial interest to AAM during the period ended May 31, 2014 and the year ended November 30, 2013. AllianzGI Best Styles Global Equity and AllianzGI Global Fundamental Strategy sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”).

AllianzGI Best Styles Global Equity Fund
Class	Date	Shares	Amount
Class R6	12/2/13	333,333	$5,000,000

AllianzGI Global Fundamental Strategy
Class	Date	Shares	Amount
A	7/2/13	667	$10,000
C	7/2/13	667	10,000
D	7/2/13	666	10,000
P	7/2/13	667	10,000
Institutional	7/2/13	1,333,333	20,000,000
		1,336,000	$20,040,000

AllianzGI Multi-Asset Real Return
Class	Date	Shares	Amount
A	12/17/12	666	$10,000
C	12/17/12	667	10,000
D	12/17/12	667	10,000
P	12/17/12	667	10,000
Institutional	12/17/12	333,333	5,000,000
		336,000	$5,040,000

AllianzGI NFJ Emerging Markets Value
Class	Date	Shares	Amount
A	12/18/12	667	$10,000
C	12/18/12	667	10,000
D	12/18/12	666	10,000
P	12/18/12	667	10,000
Institutional	12/18/12	200,000	3,000,000
		202,667	$3,040,000

AllianzGI Structured Return
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	400,000	6,000,000
		402,667	$6,040,000

AllianzGI U.S. Equity Hedged
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	200,000	3,000,000
		202,667	$3,040,000

On March 1, 2013, AAM transferred all shares of beneficial interest it held in the Funds to AFI, an indirect, wholly-owned subsidiary of Allianz SE.

The investment objective of each of AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050 and AllianzGI Retirement 2055 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. AllianzGI Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. AllianzGI Global Allocation’s investment objective is to seek after-inflation capital appreciation and current income. The investment objective of AllianzGI Global Growth Allocation is to seek after-inflation capital appreciation and, secondarily, current income. AllianzGI Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of AllianzGI Behavioral Advantage Large Cap, AllianzGI Best Styles Global Equity, AllianzGI China Equity, AllianzGI Global Managed Volatility, AllianzGI Global Water, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II and AllianzGI Structured Return is to seek long-term capital appreciation. AllianzGI Global Fundamental Strategy’s investment objective is to seek to generate positive real absolute returns through

228	May 31, 2014 |	Semiannual Report

a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes. AllianzGI High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of AllianzGI Short Duration High Income is to seek a high level of current income. The investment objective of AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Ultra Micro Cap and AllianzGI U.S. Small-Cap Growth is to seek maximum long-term capital appreciation. AllianzGI NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income. The investment objective of AllianzGI Multi-Asset Real Return is to seek long-term capital appreciation emphasizing inflation-adjusted returns. The investment objective of AllianzGI U.S. Equity Hedged is to seek capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share (“NAV”) of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized

Semiannual Report	| May 31, 2014	229

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended May 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the

230	May 31, 2014 |	Semiannual Report

extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at May 31, 2014 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(a), 7(b) and 7(c) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2015:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$24,506,301	—	—	$24,506,301
Exchange-Traded Funds	4,289,108	—	—	4,289,108
Totals	$28,795,409	—	—	$28,795,409

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$42,461,398	—	—	$42,461,398
Exchange-Traded Funds	7,306,727	—	—	7,306,727
Repurchase Agreements	—	$379,000	—	379,000
Totals	$49,768,125	$379,000	—	$50,147,125

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$50,306,859	—	—	$50,306,859
Exchange-Traded Funds	6,776,946	—	—	6,776,946
Repurchase Agreements	—	$553,000	—	553,000
Totals	$57,083,805	$553,000	—	$57,636,805

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$53,953,844	—	—	$53,953,844
Exchange-Traded Funds	5,560,502	—	—	5,560,502
Repurchase Agreements	—	$490,000	—	490,000
Totals	$59,514,346	$490,000	—	$60,004,346

Semiannual Report	| May 31, 2014	231

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$45,083,089	—	—	$45,083,089
Exchange-Traded Funds	4,198,210	—	—	4,198,210
Repurchase Agreements	—	$403,000	—	403,000
Totals	$49,281,299	$403,000	—	$49,684,299

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$38,564,723	—	—	$38,564,723
Exchange-Traded Funds	3,477,745	—	—	3,477,745
Repurchase Agreements	—	$395,000	—	395,000
Totals	$42,042,468	$395,000	—	$42,437,468

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$23,225,512	—	—	$23,225,512
Exchange-Traded Funds	1,302,808	—	—	1,302,808
Repurchase Agreements	—	$264,000	—	264,000
Totals	$24,528,320	$264,000	—	$24,792,320

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$18,845,386	—	—	$18,845,386
Exchange-Traded Funds	974,139	—	—	974,139
Repurchase Agreements	—	$239,000	—	239,000
Totals	$19,819,525	$239,000	—	$20,058,525

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$6,329,591	—	—	$6,329,591
Exchange-Traded Funds	323,166	—	—	323,166
Totals	$6,652,757	—	—	$6,652,757

AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$25,416,922	—	—	$25,416,922
Exchange-Traded Funds	4,951,442	—	—	4,951,442
Repurchase Agreements	—	$282,000	—	282,000
Totals	$30,368,364	$282,000	—	$30,650,364

232	May 31, 2014 |	Semiannual Report

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$207,695,099	—	—	$207,695,099
Exchange-Traded Funds	10,329,757	—	—	10,329,757
Repurchase Agreements	—	$582,000	—	582,000
Totals	$218,024,856	$582,000	—	$218,606,856

AllianzGI Global Growth Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$6,176,937	—	—	$6,176,937
Exchange-Traded Funds	388,523	—	—	388,523
Totals	$6,565,460	—	—	$6,565,460

AllianzGI Behavioral Advantage Large Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock	$81,323,042	—	—	$81,323,042

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock:
Australia	—	$217,708	—	$217,708
Austria	—	105,236	—	105,236
Belgium	$19,404	144,773	—	164,177
China	15,250	849,197	$9,996	874,443
Denmark	—	105,255	—	105,255
Finland	48,289	111,169	—	159,458
France	—	921,668	—	921,668
Germany	—	1,237,576	—	1,237,576
Hong Kong	9,955	194,274	—	204,229
Indonesia	—	98,582	—	98,582
Ireland	20,681	181,187	—	201,868
Italy	—	311,783	—	311,783
Japan	—	3,949,250	—	3,949,250
Korea (Republic of)	409,536	344,419	—	753,955
Malaysia	—	67,990	—	67,990
Netherlands	79,511	338,155	—	417,666
New Zealand	—	11,707	—	11,707
Norway	21,601	266,965	—	288,566
Philippines	—	89,796	—	89,796
Poland	—	16,886	—	16,886
Singapore	—	28,959	—	28,959
South Africa	—	104,690	—	104,690
Spain	—	215,814	—	215,814
Sweden	—	421,107	—	421,107
Switzerland	163,738	593,702	—	757,440

Semiannual Report	| May 31, 2014	233

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Taiwan	—	$371,452	—	$371,452
Thailand	—	37,097	$62,298	99,395
Turkey	—	213,991	—	213,991
United Kingdom	$122,823	2,229,398	—	2,352,221
All Other	20,368,021	—	—	20,368,021
Preferred Stock:
Brazil	213,278	—	—	213,278
All Other	—	220,715	—	220,715
Repurchase Agreements	—	465,000	—	465,000
	21,492,087	14,465,501	72,294	36,029,882
Other Financial Instruments* – Assets
Market Price	39,093	—	—	39,093
Other Financial Instruments* – Liabilities
Market Price	(647)	—	—	(647)
Totals	$21,530,533	$14,465,501	$72,294	$36,068,328

AllianzGI China Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock:
China	$218,797	$3,098,839	$95,751	$3,413,387
Hong Kong	125,423	476,887	—	602,310
Totals	$344,220	$3,575,726	$95,751	$4,015,697

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Convertible Bonds	—	$2,184,906,077	—	$2,184,906,077
Convertible Preferred Stock:
Aerospace & Defense	$36,219,281	—	—	36,219,281
Banks	32,084,018	32,003,530	—	64,087,548
Insurance	49,842,279	—	—	49,842,279
Machinery	2,890,012	32,102,255	—	34,992,267
Telecommunications	6,878,555	—	—	6,878,555
All Other	—	202,707,412	—	202,707,412
Repurchase Agreements	—	37,807,000	—	37,807,000
Totals	$127,914,145	$2,489,526,274	—	$2,617,440,419

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Corporate Bonds & Notes	—	$8,413,563	—	$8,413,563
Common Stock:
Norway	$223,774	244,297	—	468,071
United States	3,060,757	—	—	3,060,757
All Other	—	4,830,120	—	4,830,120

234	May 31, 2014 |	Semiannual Report

AllianzGI Global Fundamental Strategy (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Sovereign Debt Obligations	—	$5,675,598	—	$5,675,598
Exchange-Traded Funds	$229,770	—	—	229,770
Repurchase Agreements	—	2,465,000	—	2,465,000
Options Purchased:
Market Price	28,872	—	—	28,872
	3,543,173	21,628,578	—	25,171,751
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	12,031	—	12,031
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(464)	—	(464)
Interest Rate Contracts	(2,115)	—	—	(2,115)
Market Price	(42,723)	—	—	(42,723)
	(44,838)	(464)	—	(45,302)
Totals	$3,498,335	$21,640,145	—	$25,138,480

AllianzGI Global Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock:
Australia	—	$196,433	—	$196,433
China	—	490,323	—	490,323
France	$136,748	93,918	—	230,666
Germany	—	259,928	—	259,928
Hong Kong	—	724,665	—	724,665
Israel	—	640,076	—	640,076
Japan	—	711,351	—	711,351
Netherlands	—	116,766	—	116,766
Norway	70,885	62,711	—	133,596
Singapore	142,952	514,639	—	657,591
Switzerland	—	235,036	—	235,036
United Kingdom	—	1,075,625	—	1,075,625
All Other	12,292,054	—	—	12,292,054
Repurchase Agreements	—	225,000	—	225,000
Totals	$12,642,639	$5,346,471	—	$17,989,110

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock:
Brazil	$6,999,243	—	—	$6,999,243
Italy	6,487,413	—	—	6,487,413
Switzerland	18,349,596	$29,478,129	—	47,827,725
United States	98,035,413	—	—	98,035,413
All Other	—	152,565,259	—	152,565,259
Repurchase Agreements	—	15,757,000	—	15,757,000
Totals	$129,871,665	$197,800,388	—	$327,672,053

Semiannual Report	| May 31, 2014	235

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Corporate Bonds & Notes	—	$441,282,757	—	$441,282,757
Repurchase Agreements	—	19,808,000	—	19,808,000
Totals	—	$461,090,757	—	$461,090,757

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock:
Australia	$467,383	$1,584,739	—	$2,052,122
Finland	2,225,925	1,204,335	—	3,430,260
Ireland	1,495,884	—	—	1,495,884
Sweden	78,310	7,599,027	—	7,677,337
Taiwan	193,176	1,862,915	—	2,056,091
All Other	—	89,846,611	—	89,846,611
Repurchase Agreements	—	2,070,000	—	2,070,000
Totals	$4,460,678	$104,167,627	—	$108,628,305

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock	$41,086,916	—	—	$41,086,916
Repurchase Agreements	—	$419,000	—	419,000
Totals	$41,086,916	$419,000	—	$41,505,916

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Mutual Funds	$3,353,852	—	—	$3,353,852
Common Stock:
Australia	—	$136,055	—	136,055
France	—	70,180	—	70,180
Hong Kong	—	198,889	—	198,889
Japan	—	195,791	—	195,791
Netherlands	—	7,507	—	7,507
Singapore	—	66,817	—	66,817
Switzerland	—	8,846	—	8,846
United Kingdom	—	64,521	—	64,521
All Other	779,875	—	—	779,875
U.S. Treasury Obligations	—	687,882	—	687,882
Exchange-Traded Funds	581,709	—	—	581,709
Warrants	277	—	—	277
	4,715,713	1,436,488	—	6,152,201
Other Financial Instruments* – Assets
Interest Rate Contracts	7,618	—	—	7,618
Market Price	8,491	—	—	8,491
	16,109	—	—	16,109

236	May 31, 2014 |	Semiannual Report

AllianzGI Multi-Asset Real Return (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Other Financial Instruments* – Liabilities
Interest Rate Contracts	$(3,678)	—	—	$(3,678)
Totals	$4,728,144	$1,436,488	—	$6,164,632

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock:
Brazil	$588,550	—	—	$588,550
Chile	179,976	—	—	179,976
China	258,888	$1,475,983	—	1,734,871
Czech Republic	61,021	—	—	61,021
Egypt	60,306	66,227	—	126,533
Hong Kong	56,484	245,864	—	302,348
India	150,221	553,356	—	703,577
Korea (Republic of)	67,282	1,062,031	—	1,129,313
Mexico	270,898	—	—	270,898
Peru	64,179	—	—	64,179
Russian Federation	113,049	—	$492,676	605,725
South Africa	187,793	375,101	—	562,894
Taiwan	72,904	921,849	—	994,753
Thailand	61,931	157,889	206,453	426,273
All Other	—	1,252,359	—	1,252,359
Preferred Stock:
Brazil	338,972	—	—	338,972
Russian Federation	—	—	55,016	55,016
Equity-Linked Securities	—	108,256	—	108,256
Totals	$2,532,454	$6,218,915	$754,145	$9,505,514

AllianzGI NFJ Global Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock:
China	—	$2,881,856	—	$2,881,856
France	—	3,018,811	—	3,018,811
Germany	—	1,475,246	—	1,475,246
Hong Kong	—	1,387,115	—	1,387,115
Israel	$1,433,916	1,300,027	—	2,733,943
Japan	—	4,356,709	—	4,356,709
Korea (Republic of)	—	3,052,601	—	3,052,601
Spain	—	3,225,591	—	3,225,591
Switzerland	—	2,820,875	—	2,820,875
United Kingdom	—	5,793,305	—	5,793,305
All Other	42,013,676	—	—	42,013,676
Repurchase Agreements	—	1,170,000	—	1,170,000
Totals	$43,447,592	$30,482,136	—	$73,929,728

Semiannual Report	| May 31, 2014	237

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock:
Belgium	$208,971	—	—	$208,971
Brazil	497,129	—	—	497,129
Canada	1,700,045	—	—	1,700,045
Finland	144,990	$144,484	—	289,474
Greece	226,408	—	—	226,408
Hong Kong	435,709	901,832	—	1,337,541
Israel	137,280	—	—	137,280
Panama	213,920	—	—	213,920
Russian Federation	116,955	—	—	116,955
South Africa	188,802	249,023	—	437,825
Switzerland	348,855	314,632	—	663,487
United Kingdom	546,102	3,198,269	—	3,744,371
United States	102,816	—	—	102,816
All Other	—	11,271,310	—	11,271,310
Preferred Stock:
Brazil	202,475	—	—	202,475
Germany	154,854	137,902	—	292,756
Rights	18	—	—	18
Totals	$5,225,329	$16,217,452	—	$21,442,781

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock:
Brazil	$864,123	—	—	$864,123
Canada	2,482,674	—	—	2,482,674
Hong Kong	637,935	$1,558,818	—	2,196,753
India	794,584	—	—	794,584
Israel	676,570	—	—	676,570
Mexico	322,811	—	—	322,811
Norway	287,710	1,277,582	—	1,565,292
Russian Federation	1,410,941	—	—	1,410,941
South Africa	337,740	—	—	337,740
Taiwan	400,568	—	—	400,568
Turkey	360,003	—	—	360,003
United Kingdom	476,772	6,765,907	—	7,242,679
United States	200,108	—	—	200,108
All Other	—	11,605,733	—	11,605,733
Repurchase Agreements	—	3,620,000	—	3,620,000
Totals	$9,252,539	$24,828,040	—	$34,080,579

238	May 31, 2014 |	Semiannual Report

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Corporate Bonds & Notes	—	$583,703,781	—	$583,703,781
Senior Loans	—	126,528,576	—	126,528,576
Repurchase Agreements	—	15,596,000	—	15,596,000
Totals	—	$725,828,357	—	$725,828,357

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Short-Term Investments	—	$16,637,207	—	$16,637,207
Options Purchased:
Market Price	$25,936	13,150	—	39,086
	25,936	16,650,357	—	16,676,293
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(40,402)	(7,952)	—	(48,354)
Totals	$(14,466)	$16,642,405	—	$16,627,939

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock	$132,808,429	—	—	$132,808,429
Repurchase Agreements	—	$642,000	—	642,000
Totals	$132,808,429	$642,000	—	$133,450,429

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock	$7,351,158	—	—	$7,351,158
Repurchase Agreements	—	$402,000	—	402,000
Options Purchased:
Market Price	26,580	—	—	26,580
	7,377,738	402,000	—	7,779,738
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(19,760)	—	—	(19,760)
Totals	$7,357,978	$402,000	—	$7,759,978

AllianzGI U.S. Small-Cap Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/14
Common Stock	$35,048,592	—	—	$35,048,592
Repurchase Agreements	—	$702,000	—	702,000
Totals	$35,048,592	$702,000	—	$35,750,592

Semiannual Report	| May 31, 2014	239

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

At May 31, 2014, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI China Equity	$16,519	(a)	$161,590	(b)
AllianzGI Convertible	32,102,255	(c)	—
AllianzGI Global Fundamental Strategy	—		223,774	(b)
AllianzGI Global Managed Volatility	—		142,952	(b)
AllianzGI Global Water	8,274,350	(a)	—
AllianzGI International Small-Cap	5,779,109	(a)	—
AllianzGI Multi-Asset Real Return	4,750	(a)	7,181	(b)
AllianzGI NFJ Emerging Markets Value	304,600	(a)	326,170	(b)
AllianzGI NFJ International Small-Cap Value	453,619	(a)	372,604	(b)
AllianzGI NFJ International Value II	384,760	(a)	287,710	(b)

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at November 30, 2013, which was applied on May 31, 2014.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at November 30, 2013, which was not applied on May 31, 2014.
(c)	This transfer was a result of securities with an exchange-traded closing price at November 30, 2013, which was not available on May 31, 2014.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period or six months ended May 31, 2014, was as follows:

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 12/2/13**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/14
Common Stock:
China	—	$13,106	—	—	—	$(3,110)	—	—	$9,996
Thailand	—	63,228	—	—	—	(930)	—	—	62,298
Totals	—	$76,334	—	—	—	$(4,040)	—	—	$72,294

AllianzGI China Equity:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3***	Transfers out of Level 3	Ending Balance 5/31/14
Common Stock:
China	—	—	—	—	—	—	$95,751	—	$95,751

AllianzGI Global Water:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/14
Common Stock:
Hong Kong	$41,766	—	$(63,609)	—	$(286,541)	$308,384	—	—	—

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3****	Ending Balance 5/31/14
Common Stock:
Australia	$35,913	$594,662	$(112,832)	—	$21,616	$253,191	—	$(792,550)	—

240	May 31, 2014 |	Semiannual Report

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/14
Common Stock:
Hong Kong	$550	$760	$(852)	—	$92	$(550)	—	—	—

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/14
Common Stock:
Russian Federation	$426,579	$144,905	$(84,588)	—	$(1,852)	$7,632	—	—	$492,676
Thailand	360,118	53,867	(190,197)	—	(42,148)	24,813	—	—	206,453
Preferred Stock	48,596	11,300	—	—	—	(4,880)	—	—	55,016
Totals	$835,293	$210,072	$(274,785)	—	$(44,000)	$27,565	—	—	$754,145

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/14
Senior Loans:
Energy Equipment & Services	$675,000	—	$(675,000)	—	—	—	—	—	—

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at May 31, 2014:

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Ending Balance at 5/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$9,996	Last Exchange-Traded Closing Price	Trading Volume	HKD 1.25
	$62,298	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 18.94-229.39

AllianzGI China Equity:
Investments in Securities – Assets	Ending Balance at 5/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$95,751	Last Exchange-Traded Closing Price	Trading Volume	HKD 7.07

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 5/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$492,676	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$1.24-$64.72
	$206,453	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 34.07-153.64
Preferred Stock	$55,016	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$2,292.34

HKD – Hong Kong Dollar

THB – Thai Baht

*	Other financial instruments are derivatives, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Commencement of operations.
***	Transferred out of Level 2 into Level 3 because an exchange-traded closing price was not available at May 31, 2014.
****	Transferred out of Level 3 into Level 2 because the value of a security trading outside the U.S. was adjusted by the application of a modeling tool at May 31, 2014.

Semiannual Report	| May 31, 2014	241

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Best Styles Global Equity, AllianzGI China Equity and AllianzGI NFJ Emerging Markets Value held at May 31, 2014 was $(4,040), $(26,666) and $7,272, respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of May 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange

242	May 31, 2014 |	Semiannual Report

rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at May 31, 2014.

(i) Equity-Linked Securities.  Certain Funds purchase equity-linked securities, also known as participation notes. Participatory notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue participation notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending

Semiannual Report	| May 31, 2014	243

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(m) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible

244	May 31, 2014 |	Semiannual Report

imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055 and AllianzGI Retirement Income (collectively the “Target Date Funds”) and AllianzGI Global Allocation and AllianzGI Global Growth Allocation invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series, PIMCO Funds and PIMCO sponsored exchange-traded Funds (“ETFs”) (together, “Underlying Funds”). AllianzGI Multi-Asset Real Return and AllianzGI Global Fundamental Strategy may invest their assets partially, significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements

Semiannual Report	| May 31, 2014	245

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Each of AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement Income, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Investment Manager has registered with the CFTC as a Commodity Pool Operator, AllianzGI U.S. has registered with the CFTC as a Commodity Trading Adviser, and both entities are members of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement Income, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return. Compliance with the CFTC’s regulatory requirements could increase these Funds’ expenses, adversely affecting their total returns.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

246	May 31, 2014 |	Semiannual Report

The effect of derivatives on the Statements of Assets and Liabilities at May 31, 2014:

AllianzGI Best Styles Global Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$38,446

*	Included in net unrealized appreciation of $38,446 on futures contracts as reported in Note 7(b).

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$28,872	—	—	$28,872
Unrealized appreciation of forward foreign currency contracts	—	—	$12,031	12,031
Total asset derivatives	$28,872	—	$12,031	$40,903
Liability derivatives:
Payable for variation margin on futures contracts*	$(42,723)	$(2,115)	—	$(44,838)
Unrealized depreciation of forward foreign currency contracts	—	—	$(464)	(464)
Total liability derivatives	$(42,723)	$(2,115)	$(464)	$(45,302)

*	Included in net unrealized depreciation of $44,838 on futures contracts as reported in Note 7(b).

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$8,491	$3,940	$12,431

*	Included in net unrealized appreciation of $12,431 on futures contracts as reported in Note 7(b).

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$39,086
Liability derivatives:
Options written, at value	$(48,354)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$26,580
Liability derivatives:
Options written, at value	$(19,760)

The effect of derivatives on the Statements of Operations for the period or six months ended May 31, 2014:

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$91,663	—	$91,663
Foreign currency transactions (forward foreign currency contracts)	—	$(329)	(329)
Total net realized gain (loss)	$91,663	$(329)	$91,334
Net change in unrealized appreciation/depreciation of:
Futures contracts	$38,446	—	$38,446

Semiannual Report	| May 31, 2014	247

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(48)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	—	$(8,361)	—	$(8,361)
Options written	$35,097	—	—	35,097
Foreign currency transactions (forward foreign currency contracts)	—	—	$(17,637)	(17,637)
Total net realized gain (loss)	$35,097	$(8,361)	$(17,637)	$9,099
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$4,780	—	—	$4,780
Futures contracts	(42,723)	$3,624	—	(39,099)
Options written	12,316	—	—	12,316
Foreign currency transactions (forward foreign currency contracts)	—	—	$11,487	11,487
Total net change in unrealized appreciation/depreciation	$(25,627)	$3,624	$11,487	$(10,516)

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(2,577)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(59)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Total
Net realized gain (loss) on:
Futures contracts	$4,740	$(9,312)	$(4,572)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(5,229)	$3,899	$(1,330)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$140

AllianzGI Structured Return:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(1,034,483)
Options written	1,314,585
Total net realized gain	$280,102
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(102,057)
Options written	231,360
Total net change in unrealized appreciation/depreciation	$129,303

248	May 31, 2014 |	Semiannual Report

AllianzGI U.S. Equity Hedged:
Location	Market Price
Investments (options purchased)	$(255,187)
Options written	8,302
Total net realized gain (loss)	$(246,885)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$101,444
Options written	(758)
Total net change in unrealized appreciation/depreciation	$100,686

The average volume (measured at each fiscal quarter-end) of derivative activity during the period or six months ended May 31, 2014:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)
			Purchased	Sold	Long	Short
AllianzGI Best Styles Global Equity	—	—	—	—	36	—
AllianzGI Global Fundamental Strategy	20	85	$326,392	$2,288,263	3	9
AllianzGI Multi-Asset Real Return	—	—	—	—	5	12
AllianzGI Structured Return	1,126	1,102	—	—	—	—
AllianzGI U.S. Equity Hedged	37	37	—	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at May 31, 2014 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at May 31, 2014:

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$12,031	$(464)	—	$11,567

Financial Liabilities and Derivative Liabilities, and Collateral Received at May 31, 2014:

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$464	$(464)	—	—

Semiannual Report	| May 31, 2014	249

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR

Investment Management Fee.  Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining payable for offering costs paid by the Investment Manager.

The Investment Manager has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Advisers are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Sub-Adviser(s)	Funds
AllianzGI U.S.	AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Global Growth Allocation, AllianzGI Best Styles Global Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Global Fundamental Strategy, AllianzGI Global Managed Volatility, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Short Duration High Income, AllianzGI Structured Return, AllianzGI Ultra Micro Cap, AllianzGI U.S. Equity Hedged, AllianzGI U.S. Small-Cap Growth
Fuller & Thaler	AllianzGI Behavioral Advantage Large Cap
NFJ	NFJ Emerging Markets Value, NFJ Global Dividend Value, NFJ International Small-Cap Value, NFJ International Value II

Administration Fee.  The Investment Manager provides administrative services to the Target Date Funds and also bears the cost of most third-party administrative services required by the Target Date Funds, and in return it receives from each share class of each Target Date Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes		Class A,C,D and R	Class P and Administrative	Class R6
	Management Fee	Effective Management Fee	Administration Fee
AllianzGI Retirement 2015	0.05%	0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2020	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2025	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement Income	0.05	0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.85	0.15	N/A	N/A	N/A
AllianzGI Global Growth Allocation	0.85	0.15	N/A	N/A	N/A
AllianzGI Behavioral Advantage Large Cap	0.40	0.40	N/A	N/A	N/A
AllianzGI Best Styles Global Equity Fund	0.30	0.30	N/A	N/A	N/A
AllianzGI China Equity	1.10	1.10	N/A	N/A	N/A
AllianzGI Convertible	0.57	0.57	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75	0.75	N/A	N/A	N/A
AllianzGI Global Managed Volatility	0.40	0.40	N/A	N/A	N/A
AllianzGI Global Water	0.95	0.95	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48	0.48	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00	1.00	N/A	N/A	N/A
AllianzGI Micro Cap	1.25	1.25	N/A	N/A	N/A
AllianzGI Multi-Asset Real Return	0.75	0.75	N/A	N/A	N/A

250	May 31, 2014 |	Semiannual Report

	All Classes				Class A,C,D and R	Class P and Administrative	Class R6
	Management Fee		Effective Management Fee		Administration Fee
AllianzGI NFJ Emerging Markets Value	1.00%		1.00%		N/A	N/A	N/A
AllianzGI NFJ Global Dividend Value	0.80		0.80		N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.95		0.95		N/A	N/A	N/A
AllianzGI NFJ International Value II	0.80		0.80		N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48		N/A	N/A	N/A
AllianzGI Structured Return	1.25	*	1.25	*	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50		1.50		N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70		N/A	N/A	N/A
AllianzGI U.S. Small-Cap Growth	0.90		0.90		N/A	N/A	N/A

*	Effective July 1, 2014, the management fee rate was decreased to 0.60% (See Note 14).

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers (with the exception of Fuller & Thaler), serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C (with the exception of Class C for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended May 31, 2014, the Distributor received $245,786, representing commissions (sales charges) and CDSC.

6.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Class R6		Institutional Class	Administrative Class
AllianzGI Retirement 2015(2)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%	0.57%		N/A	0.92%
AllianzGI Retirement 2020(2)	N/A	0.99	N/A	1.74	1.09	1.34	0.69	0.59		N/A	0.94
AllianzGI Retirement 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71	0.61		N/A	0.96
AllianzGI Retirement 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73	0.63	*	N/A	0.98
AllianzGI Retirement 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76	0.66	*	N/A	1.01
AllianzGI Retirement 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79	0.69	*	N/A	1.04
AllianzGI Retirement 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	0.70	*	N/A	1.05
AllianzGI Retirement 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80	0.70	*	N/A	1.05
AllianzGI Retirement 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	0.70	*	N/A	1.05
AllianzGI Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65	0.55	*	N/A	0.90
AllianzGI Global Allocation(3)	0.70%	0.40	1.11%	1.13	0.40	0.56	0.16	N/A		0.16%	0.41
AllianzGI Global Growth Allocation(3)	0.70	0.40	N/A	1.18	0.40	0.63	0.23	N/A		0.13	0.38

Semiannual Report	| May 31, 2014	251

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

		Expense Limitation
	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Class R6	Institutional Class	Administrative Class
AllianzGI Behavioral Advantage Large Cap(4)	N/A	0.81%	N/A	1.57%	0.81%	N/A	0.65%	N/A	0.55%	N/A
AllianzGI Best Styles Global Equity(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.40%	N/A	N/A
AllianzGI China Equity(4)	N/A	1.70	N/A	2.45	1.77	N/A	1.51	N/A	1.45	N/A
AllianzGI Convertible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy(4)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	N/A	1.00	N/A
AllianzGI Global Managed Volatility(4)	N/A	0.94	N/A	1.62	0.94	N/A	0.69	N/A	0.60	N/A
AllianzGI Global Water	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI International Small-Cap(4)	N/A	1.45	N/A	2.19	1.45	1.70%	1.28	N/A	1.21	N/A
AllianzGI Micro Cap(4)	N/A	1.62	N/A	N/A	N/A	N/A	1.44	N/A	1.54	N/A
AllianzGI Multi-Asset Real Return(7)	N/A	0.85	N/A	1.60	0.85	N/A	0.70	N/A	0.60	N/A
AllianzGI NFJ Emerging Markets Value(4)	N/A	1.55	N/A	2.30	1.55	N/A	1.39	N/A	1.30	N/A
AllianzGI NFJ Global Dividend Value(4)	N/A	1.20	N/A	1.99	1.28	N/A	1.04	N/A	0.95	N/A
AllianzGI NFJ International Small-Cap Value(4)	N/A	1.45	N/A	2.20	1.45	N/A	1.30	N/A	1.20	N/A
AllianzGI NFJ International Value II(4)	N/A	1.20	N/A	1.95	1.20	N/A	1.00	N/A	0.95	N/A
AllianzGI Short Duration High Income(4)	N/A	0.85	N/A	1.10	0.85	N/A	0.70	N/A	0.61	N/A
AllianzGI Structured Return(5)	N/A	1.90	N/A	2.65	1.90	N/A	1.75	N/A	1.65	N/A
AllianzGI Ultra Micro Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged(4)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	N/A	1.00	N/A
AllianzGI U.S. Small-Cap Growth(4)	N/A	1.40	N/A	2.20	1.42	1.65	1.25	N/A	1.16	N/A

(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2015. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management and administrative fees and reimburse any additional other expenses or acquired fund fees and expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(3)	Effective April 1, 2014, the Investment Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(4)	Effective April 1, 2014, the Investment Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(5)	Effective April 1, 2014, the Investment Manager had contractually agreed, until March 31, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Effective July 1, 2014, the Investment Manager has contractually agreed, until July 31, 2015, to waive its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class D shares, 1.00% for Class P shares and 0.90% for Institutional Class shares. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. (See Note 14) The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(6)	The Investment Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(7)	The Investment Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
*	As a result of reimbursing expenses inclusive of acquired fund expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

252	May 31, 2014 |	Semiannual Report

The Investment Manager, as per expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. During the six months ended May 31, 2014, the Investment Manager recouped a total of $242,003 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of May 31, 2014.

	Unrecouped Expenses Waived/Reimbursed through Year ended November 30,
	2011	2012	2013	Total
AllianzGI Retirement 2015	$115,844	$18,532	$30,313	$164,689
AllianzGI Retirement 2020	111,506	14,067	41,366	166,939
AllianzGI Retirement 2025	—	7,439	40,739	48,178
AllianzGI Retirement 2030	114,098	30,870	64,152	209,120
AllianzGI Retirement 2035	—	10,573	39,569	50,142
AllianzGI Retirement 2040	117,868	20,733	40,074	178,675
AllianzGI Retirement 2045	—	9,262	21,258	30,520
AllianzGI Retirement 2050	114,967	19,237	24,243	158,447
AllianzGI Retirement 2055	—	8,988	9,226	18,214
AllianzGI Retirement Income	113,571	35,421	45,280	194,272
AllianzGI Global Allocation	467,765	529,000	529,090	1,525,855
AllianzGI Global Growth Allocation	207,323	211,891	215,351	634,565
AllianzGI Behavioral Advantage Large Cap	132,104	235,009	179,849	546,962
AllianzGI Best Styles Global Equity	—	—	—	—
AllianzGI China Equity	211,250	217,554	198,512	627,316
AllianzGI Convertible	—	—	—	—
AllianzGI Global Fundamental Strategy	—	—	172,001	172,001
AllianzGI Global Managed Volatility	—	286,597	263,268	549,865
AllianzGI Global Water	—	7,801	—	7,801
AllianzGI High Yield Bond	143,147	10,221	16,069	169,437
AllianzGI International Small-Cap	210,861	266,569	259,712	737,142
AllianzGI Micro Cap	64,375	131,890	162,476	358,741
AllianzGI Multi-Asset Real Return	—	—	366,103	366,103
AllianzGI NFJ Emerging Markets Value	—	—	385,249	385,249
AllianzGI NFJ Global Dividend Value	162,039	171,065	175,973	509,077
AllianzGI NFJ International Small-Cap Value	—	175,822	311,827	487,649
AllianzGI NFJ International Value II	—	302,633	242,764	545,397
AllianzGI Short Duration High Income	51,803	149,011	149,472	350,286
AllianzGI Structured Return	—	—	317,508	317,508
AllianzGI Ultra Micro Cap	1,323	119,979	266	121,568
AllianzGI U.S. Equity Hedged	—	—	375,759	375,759
AllianzGI U.S. Small-Cap Growth	177,572	197,501	158,039	533,112

7.	INVESTMENTS IN SECURITIES

For the period or six months ended May 31, 2014, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2015	$22,824,147	$16,665,587
AllianzGI Retirement 2020	35,386,509	19,934,362
AllianzGI Retirement 2025	43,136,765	21,386,582
AllianzGI Retirement 2030	41,679,879	23,901,248
AllianzGI Retirement 2035	34,600,955	16,225,646

	Purchases	Sales
AllianzGI Retirement 2040	$27,626,255	$13,907,125
AllianzGI Retirement 2045	14,614,228	4,044,800
AllianzGI Retirement 2050	10,522,348	4,785,376
AllianzGI Retirement 2055	2,940,463	1,521,790
AllianzGI Retirement Income	18,572,846	15,162,094
AllianzGI Global Allocation	60,469,055	61,511,127
AllianzGI Global Growth Allocation	2,032,316	2,285,691
AllianzGI Behavioral Advantage Large Cap	56,932,121	36,258,896

Semiannual Report	| May 31, 2014	253

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

	Purchases		Sales
AllianzGI Best Styles Global Equity Fund	$39,803,238		$6,318,992
AllianzGI China Equity	1,382,437		1,518,657
AllianzGI Convertible	1,187,348,582		1,094,596,041
AllianzGI Global Fundamental Strategy	3,843,899		1,144,831
AllianzGI Global Managed Volatility	9,653,549		6,989,292
AllianzGI Global Water	110,966,526		46,137,357
AllianzGI High Yield Bond	126,553,236		129,770,035
AllianzGI International Small-Cap	50,207,283		54,431,675
AllianzGI Micro Cap	9,404,607		12,105,040
AllianzGI Multi-Asset Real Return	1,130,087		572,307
AllianzGI NFJ Emerging Markets Value	5,949,809		4,107,367
AllianzGI NFJ Global Dividend Value	15,763,157		14,111,980
AllianzGI NFJ International Small-Cap Value	8,676,046		4,024,817
AllianzGI NFJ International Value II	26,810,417		2,196,992
AllianzGI Short Duration High Income	537,750,146		332,228,643
AllianzGI Structured Return	142,416	*	147,981	*
AllianzGI Ultra Micro Cap	63,965,786		47,868,207
AllianzGI U.S. Equity Hedged	560,509		180,068
AllianzGI U.S. Small-Cap Growth	14,168,281		12,572,933

*	Exclusive for the purposes of delivery on written options.

Sales in U.S. government obligations for AllianzGI Multi-Asset Real Return were $396,301.

(a) Transactions in options written for the six months ended May 31, 2014:

	AllianzGI Global Fundamental Strategy:
	Contracts	Premiums
Options outstanding, November 30, 2013	244	$16,203
Options written	80	21,380
Options terminated in closing transactions	(55)	(19,507)
Options expired	(269)	(18,076)
Options outstanding, May 31, 2014	—	—

	AllianzGI Structured Return:
	Contracts	Premiums
Options outstanding, November 30, 2013	876	$295,248
Options written	6,574	2,612,541
Options terminated in closing transactions	(2,244)	(686,053)
Options expired	(4,447)	(1,823,978)
Options exercised	(32)	(3,582)
Options outstanding, May 31, 2014	727	$394,176

	AllianzGI U.S. Equity Hedged:
	Contracts	Premiums
Options outstanding, November 30, 2013	36	$17,842
Options written	228	135,582
Options terminated in closing transactions	(76)	(45,032)
Options expired	(150)	(88,768)
Options outstanding, May 31, 2014	38	$19,624

(b) Futures contracts outstanding at May 31, 2014:

AllianzGI Best Styles Global Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	7	$673	6/20/14	$21,746
Euro STOXX 50 Index	4	177	6/20/14	8,784
FTSE 100 Index	1	114	6/20/14	4,649
Mini MSCI Emerging Markets Index	2	102	6/20/14	3,914
TOPIX Index	1	118	6/12/14	(647)
				$38,446

AllianzGI Global Fundamental Strategy:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short: 10-Year U.S. Treasury Note Futures	(3)	$(376)	9/19/14	$(2,115)
E-mini S&P 500 Index	(3)	(288)	6/20/14	(14,895)
Euro STOXX 50 Index	(10)	(442)	6/20/14	(27,828)
				$(44,838)

254	May 31, 2014 |	Semiannual Report

AllianzGI Multi-Asset Real Return:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Dow Jones U.S. Real Estate Index	1	$28	6/20/14	$497
Euro-Bund 10-Year Bond	1	171	6/6/14	7,618
Mini MSCI Emerging Markets Index	2	102	6/20/14	7,994
Short: 10-Year U.S. Treasury Note Futures	(7)	(879)	9/19/14	(3,678)
				$12,431

(c) Forward foreign currency contracts outstanding at May 31, 2014:

AllianzGI Global Fundamental Strategy:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
400,000 Euro settling 8/29/14	State Street Bank	$545,180	$545,261	$81
28,000,000 Indian Rupee settling 4/6/15	State Street Bank	433,996	443,075	9,079
Sold:
250,000 British Pound settling 8/29/14	State Street Bank	420,668	418,768	1,900
500,000 Euro settling 8/29/14	State Street Bank	681,373	681,576	(203)
1,000,000 Euro settling 8/29/14	State Street Bank	1,364,123	1,363,152	971
487,994 Swiss Franc settling 8/29/14	State Street Bank	545,180	545,441	(261)
				$11,567

At May 31, 2014, AllianzGI Best Styles Global Equity, AllianzGI Global Fundamental Strategy, AllianzGI Multi-Asset Real Return, AllianzGI Structured Return and AllianzGI U.S. Equity Hedged pledged $587,206, $116,897, $11,509, $164,030 and $2,773, respectively, in cash as collateral for derivatives.

Glossary:

FTSE— Financial Times Stock Exchange

MSCI— Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

8.	INCOME TAX INFORMATION

At May 31, 2014, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2015	$27,129,337	$1,678,203	$12,131	$1,666,072
AllianzGI Retirement 2020	47,621,651	2,556,084	30,610	2,525,474
AllianzGI Retirement 2025	54,867,414	2,805,216	35,825	2,769,391
AllianzGI Retirement 2030	56,124,424	3,923,728	43,806	3,879,922
AllianzGI Retirement 2035	46,490,596	3,219,311	25,608	3,193,703
AllianzGI Retirement 2040	38,889,271	3,551,253	3,056	3,548,197
AllianzGI Retirement 2045	22,708,719	2,085,583	1,982	2,083,601
AllianzGI Retirement 2050	17,854,049	2,204,703	227	2,204,476
AllianzGI Retirement 2055	5,815,619	837,235	97	837,138
AllianzGI Retirement Income	28,853,606	1,811,919	15,161	1,796,758
AllianzGI Global Allocation	191,408,477	27,228,002	29,623	27,198,379
AllianzGI Global Growth Allocation	5,542,038	1,023,422	—	1,023,422

Semiannual Report	| May 31, 2014	255

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Behavioral Advantage Large Cap	$71,790,971	$10,122,617	$590,546	$9,532,071
AllianzGI Best Styles Global Equity Fund	34,132,276	2,415,681	518,075	1,897,606
AllianzGI China Equity	3,996,128	413,303	393,734	19,569
AllianzGI Convertible	2,251,853,235	378,978,888	13,391,704	365,587,184
AllianzGI Global Fundamental Strategy	24,069,137	1,308,268	205,654	1,102,614
AllianzGI Global Managed Volatility	16,439,516	1,748,125	198,531	1,549,594
AllianzGI Global Water	274,914,387	54,018,944	1,261,278	52,757,666
AllianzGI High Yield Bond	441,902,185	21,832,710	2,644,138	19,188,572
AllianzGI International Small-Cap	90,088,579	21,095,526	2,555,800	18,539,726
AllianzGI Micro Cap	27,869,841	14,852,953	1,216,878	13,636,075
AllianzGI Multi-Asset Real Return	5,710,848	551,328	109,975	441,353
AllianzGI NFJ Emerging Markets Value	9,218,593	679,484	392,563	286,921
AllianzGI NFJ Global Dividend Value	66,811,260	11,047,188	3,928,720	7,118,468
AllianzGI NFJ International Small-Cap Value	19,101,774	2,970,480	629,473	2,341,007
AllianzGI NFJ International Value II	31,992,583	2,436,474	348,478	2,087,996
AllianzGI Short Duration High Income	723,751,658	4,408,547	2,331,848	2,076,699
AllianzGI Structured Return	16,806,437	1,693	131,837	(130,144)
AllianzGI Ultra Micro Cap	107,639,778	29,656,908	3,846,257	25,810,651
AllianzGI U.S. Equity Hedged	6,389,347	1,521,101	130,710	1,390,391
AllianzGI U.S. Small-Cap Growth	26,129,546	10,446,868	825,822	9,621,046

Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

256	May 31, 2014 |	Semiannual Report

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Semiannual Report	| May 31, 2014	257

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2015				AllianzGI Retirement 2020
	Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	313,643	$6,115,466	339,353	$6,590,045	601,099	$11,585,314	603,165	$11,502,340
Class C	11,787	229,335	9,440	180,334	902	17,337	14,893	283,810
Class D	—	—	5,336	103,137	2,880	56,443	4,872	91,607
Class R	540	10,585	2,422	46,614	3,109	60,055	5,741	108,954
Class P	160,610	3,100,289	72,831	1,426,157	299,250	5,716,849	309,334	5,912,317
Class R6	287,897	5,672,718	72,899	1,421,553	126,881	2,470,269	62,648	1,201,673
Administrative Class	9,996	195,627	236,281	4,647,163	20,574	398,581	457,658	8,868,219

Issued in reinvestment of dividends and distributions:
Class A	10,510	201,688	7,679	146,212	19,810	376,585	12,660	236,750
Class C	736	14,041	1,957	36,887	225	4,276	194	3,612
Class D	120	2,326	1,909	36,338	262	5,007	358	6,724
Class R	76	1,463	691	13,152	772	14,703	1,332	24,921
Class P	4,380	84,782	5,757	110,299	8,058	154,714	7,232	136,329
Class R6	9,220	178,596	11,467	219,816	8,358	160,647	10,236	193,174
Administrative Class	3,808	73,602	21	397	7,237	138,300	240	4,513

Cost of shares redeemed:
Class A	(114,309)	(2,221,842)	(188,595)	(3,639,746)	(91,298)	(1,752,217)	(196,186)	(3,738,689)
Class C	(14,110)	(271,061)	(43,276)	(822,629)	(904)	(17,286)	(11,623)	(219,671)
Class D	(4,309)	(84,800)	(63,597)	(1,225,620)	(1,208)	(23,241)	(2,636)	(50,334)
Class R	(2,294)	(44,557)	(15,487)	(301,376)	(1,892)	(35,804)	(3,012)	(56,238)
Class P	(137,917)	(2,705,973)	(75,304)	(1,455,480)	(55,099)	(1,079,542)	(201,003)	(3,841,134)
Class R6	(191,192)	(3,814,089)	(115,021)	(2,243,140)	(100,083)	(1,953,776)	(90,749)	(1,746,394)
Administrative Class	(21,841)	(430,956)	(51,879)	(1,007,395)	(33,220)	(647,521)	(87,446)	(1,677,656)
Net increase resulting from Fund share transactions	327,351	$6,307,240	214,884	$4,282,718	815,713	$15,649,693	897,908	$17,244,827

258	May 31, 2014 |	Semiannual Report

AllianzGI Retirement 2025				AllianzGI Retirement 2030
Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

691,190	$11,668,050	869,581	$14,411,889	507,331	$10,446,264	436,817	$8,660,866
—	—	—	—	1,420	28,996	14,764	291,091
—	—	—	—	1,501	30,356	18,337	367,695
32,520	545,499	16,658	275,121	7,714	158,686	28,801	576,076
631,238	10,486,837	131,727	2,202,601	505,377	10,289,071	223,730	4,460,149
204,371	3,464,176	39,346	655,355	189,584	3,947,112	149,676	3,028,841
39,297	666,055	672,665	11,362,396	22,375	464,979	495,163	10,095,568

25,283	421,464	15,518	252,174	21,055	427,836	12,325	238,512
—	—	—	—	495	10,033	604	11,625
—	—	—	—	637	13,023	549	10,676
1,097	18,248	1,448	23,496	896	18,290	1,572	30,514
4,784	80,183	6,306	102,792	8,988	184,881	7,920	154,924
6,502	108,975	7,183	117,165	12,548	258,616	14,466	283,260
11,996	200,811	69	1,137	9,758	200,325	50	982

(137,711)	(2,336,076)	(133,589)	(2,215,838)	(92,122)	(1,883,531)	(501,231)	(9,937,403)
—	—	—	—	(3,477)	(71,006)	(10,256)	(203,117)
—	—	—	—	(1,239)	(25,441)	(14,044)	(282,332)
(16,530)	(276,680)	(50,850)	(843,426)	(4,454)	(90,755)	(27,867)	(559,660)
(115,019)	(1,954,813)	(115,589)	(1,929,703)	(33,505)	(697,722)	(116,414)	(2,350,577)
(32,389)	(554,608)	(71,932)	(1,201,089)	(214,832)	(4,472,902)	(104,884)	(2,119,284)
(27,664)	(472,752)	(48,964)	(810,805)	(56,658)	(1,184,183)	(67,647)	1,366,361)
1,318,965	$22,065,369	1,339,577	$22,403,265	883,392	$18,052,928	562,431	$11,392,045

Semiannual Report	| May 31, 2014	259

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI Retirement 2035				AllianzGI Retirement 2040
	Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	453,281	$8,173,217	411,160	$7,045,369	395,456	$8,437,950	265,931	$5,292,401
Class C	—	—	—	—	2,319	49,491	5,701	115,381
Class D	—	—	—	—	715	15,359	2,510	50,598
Class R	4,360	78,550	8,199	141,502	7,003	149,406	13,107	265,360
Class P	535,259	9,476,744	107,100	1,859,117	358,133	7,529,264	153,985	3,118,212
Class R6	138,815	2,535,138	29,687	516,675	145,624	3,151,000	117,735	2,407,465
Administrative Class	29,793	539,558	624,137	10,953,335	20,116	430,217	268,154	5,509,615

Issued in reinvestment of dividends and distributions:
Class A	16,679	297,724	6,767	112,357	14,155	299,227	5,559	107,358
Class C	—	—	—	—	230	4,849	258	4,979
Class D	—	—	—	—	198	4,183	298	5,762
Class R	922	16,445	1,376	22,802	978	20,642	1,195	23,011
Class P	6,302	113,126	6,969	116,059	5,342	113,845	3,587	69,656
Class R6	7,644	137,282	8,659	144,295	12,292	262,190	11,830	230,004
Administrative Class	12,522	224,389	83	1,441	5,479	116,327	44	866

Cost of shares redeemed:
Class A	(62,036)	(1,120,831)	(40,516)	(704,143)	(69,061)	(1,478,109)	(111,633)	(2,233,984)
Class C	—	—	—	—	(662)	(13,901)	(1,010)	(20,868)
Class D	—	—	—	—	(2,172)	(46,564)	(4,608)	(92,574)
Class R	(2,345)	(42,562)	(9,070)	(155,978)	(1,752)	(37,701)	(2,746)	(55,701)
Class P	(67,001)	(1,211,792)	(61,753)	(1,071,313)	(43,742)	(945,166)	(58,310)	(1,208,528)
Class R6	(16,014)	(287,762)	(19,236)	(334,449)	(164,128)	(3,559,940)	(63,127)	(1,309,076)
Administrative Class	(21,257)	(385,295)	(50,437)	(882,821)	(21,196)	(451,380)	(34,293)	(714,490)
Net increase resulting from Fund share transactions	1,036,924	$18,543,931	1,023,125	$17,764,248	665,327	$14,051,189	574,167	$11,565,447

260	May 31, 2014 |	Semiannual Report

AllianzGI Retirement 2045				AllianzGI Retirement 2050
Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

225,987	$4,200,471	242,384	$4,226,932	109,419	$2,344,511	30,447	$610,616
—	—	—	—	479	10,119	2,441	50,382
—	—	—	—	1,266	27,166	6,501	131,630
2,246	41,691	4,475	78,591	2,320	49,640	7,563	151,084
344,556	6,262,649	58,550	1,030,558	190,685	4,024,716	36,217	734,226
43,334	810,532	22,228	394,677	74,049	1,598,956	128,943	2,638,528
10,537	196,718	88,050	1,560,963	5,926	127,584	57,615	1,183,558

9,861	181,542	4,486	74,602	3,210	68,062	980	18,646
—	—	—	—	119	2,510	79	1,486
—	—	—	—	392	8,335	347	6,607
377	6,943	557	9,250	500	10,614	660	12,530
3,077	56,921	3,149	52,530	1,750	37,456	1,415	27,124
6,249	115,794	7,280	121,489	11,459	245,688	12,077	231,563
1,984	36,633	38	651	1,445	30,843	33	629

(36,284)	(677,106)	(19,411)	(352,039)	(5,212)	(110,729)	(54,766)	(1,068,408)
—	—	—	—	—	—	(40)	(797)
—	—	—	—	(4,258)	(92,429)	(1,779)	(35,285)
(220)	(4,163)	(3,130)	(55,001)	(110)	(2,379)	(3,520)	(71,730)
(14,524)	(271,731)	(32,773)	(581,041)	(18,448)	(399,250)	(12,223)	(247,808)
(2,970)	(55,219)	(4,148)	(75,514)	(92,473)	(2,011,594)	(58,360)	(1,213,335)
(7,394)	(138,772)	(6,376)	(115,274)	(4,596)	(97,615)	(3,472)	(72,436)

586,816	$10,762,903	365,359	$6,371,374	277,922	$5,872,204	151,158	$3,088,810

Semiannual Report	| May 31, 2014	261

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI Retirement 2055				AllianzGI Retirement Income
	Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	34,988	$643,494	7,089	$123,004	156,915	$2,973,471	76,446	$1,456,041
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	19,602	371,642	30,550	575,686
Class D	—	—	—	—	2,870	55,356	31,610	606,234
Class R	1,852	33,996	1,870	32,596	3,166	62,319	1,521	29,649
Class P	39,948	724,041	10,234	178,050	251,703	4,798,349	168,171	3,226,547
Institutional Class	—	—	—	—	—	—	—	—
Class R6	3,737	69,090	20,476	363,504	80,729	1,527,579	85,636	1,611,604
Administrative Class	3,535	64,949	11,999	211,301	7,110	137,473	141,253	2,741,571

Issued in reinvestment of dividends and distributions:
Class A	899	16,284	79	1,290	2,282	43,360	10,998	207,020
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	751	14,168	10,949	204,425
Class D	—	—	—	—	338	6,462	3,276	61,972
Class R	111	2,005	124	2,031	37	716	237	4,597
Class P	419	7,625	202	3,316	3,259	62,745	12,790	243,413
Institutional Class	—	—	—	—	—	—	—	—
Class R6	7,562	137,930	11,280	184,908	4,492	84,779	24,141	451,103
Administrative Class	377	6,840	39	636	806	15,482	1,624	30,372

Cost of shares redeemed:
Class A	(9,827)	(178,197)	(569)	(10,028)	(128,068)	(2,452,747)	(113,932)	(2,155,720)
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	(32,283)	(607,803)	(174,179)	(3,264,397)
Class D	—	—	—	—	(8,813)	(169,057)	(57,101)	(1,074,324)
Class R	(296)	(5,421)	(343)	(6,079)	(824)	(16,098)	(3,238)	(63,934)
Class P	(962)	(17,963)	(992)	(17,648)	(104,516)	(2,031,672)	(194,801)	(3,706,715)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(512)	(9,367)	(1,691)	(29,665)	(46,318)	(877,312)	(197,843)	(3,758,560)
Administrative Class	(688)	(12,763)	(790)	(13,833)	(35,507)	(683,763)	(15,164)	(283,956)
Net increase (decrease) resulting from Fund share transactions	81,143	$1,482,543	59,007	$1,023,382	177,731	$3,315,449	(157,056)	$(2,857,372)

262	May 31, 2014 |	Semiannual Report

AllianzGI Global Allocation				AllianzGI Global Growth Allocation
Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

358,832	$4,277,641	650,172	$7,485,478	9,478	$204,746	29,219	$677,830
1,748	21,371	6,790	80,274	—	—	—	—
130,921	1,578,303	306,134	3,563,605	4,129	88,141	8,519	191,618
46,979	553,897	84,238	964,066	2,005	44,285	13,390	311,015
—	—	—	—	2,561	59,784	3,818	88,855
34,369	411,354	140,168	1,610,906	—	—	879	20,000
929,439	11,029,693	1,462,202	16,475,092	8,672	195,243	19,000	433,953
—	—	—	—	—	—	—	—
1,039	12,748	5,944	68,916	—	—	—	—

65,914	783,979	202,512	2,264,319	8,814	188,793	1,479	31,867
1,705	20,714	9,534	108,471	—	—	—	—
43,642	525,888	156,805	1,773,598	8,817	186,660	1,968	41,928
1,586	18,787	1,173	13,150	2,566	54,605	212	4,545
18	211	51	563	759	16,173	35	753
665	7,908	1,957	21,872	275	5,885	32	692
87,568	1,031,014	220,253	2,440,727	21,630	463,530	9,653	207,625
—	—	—	—	—	—	—	—
25	304	4,830	54,859	128	2,753	31	658

(564,426)	(6,747,384)	(1,358,968)	(15,588,863)	(18,395)	(401,241)	(14,440)	(330,565)
(63,080)	(763,062)	(161,681)	(1,874,028)	—	—	—	—
(585,062)	(7,079,033)	(1,129,703)	(13,058,303)	(8,085)	(179,764)	(9,425)	(213,799)
(21,591)	(259,673)	(9,214)	(105,094)	(11,465)	(251,467)	(1,572)	(36,382)
—	—	—	—	(1,674)	(40,504)	(1,097)	(24,512)
(43,830)	(529,754)	(98,504)	(1,120,655)	—	—	—	—
(613,040)	(7,266,962)	(1,084,456)	(12,213,671)	(9,983)	(230,456)	(122,046)	(2,920,674)
—	—	—	—	—	—	—	—
(432)	(5,198)	(155,060)	(1,767,402)	—	—	—	—

(187,011)	$(2,377,254)	(744,823)	$(8,802,120)	20,232	$407,166	(60,345)	$(1,514,593)

Semiannual Report	| May 31, 2014	263

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI Behavioral Advantage Large Cap				AllianzGI Best Styles Global Equity Fund
	Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Period from December 2, 2013** through May 31, 2014 (unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	92,071	$2,109,756	381,505	$8,441,306	—	$—
Class C	8,353	188,711	5,241	111,787	—	—
Class D	5,098	117,997	25,397	475,978	—	—
Class R	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	1,278,249	29,552,861	1,247,607	25,277,771	—	—
Administrative Class	—	—	—	—	—	—
Class R6	—	—	—	—	2,103,505	31,348,406

Issued in reinvestment of dividends and distributions:
Class A	1,899	42,703	139	2,505	—	—
Class C	468	10,358	250	4,469	—	—
Class D	313	6,966	406	7,289	—	—
Class R	—	—	—	—	—	—
Class P	32	714	51	920	—	—
Institutional Class	96,431	2,171,713	73,598	1,327,554	—	—
Administrative Class	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(49,574)	(1,147,712)	(21,301)	(478,932)	—	—
Class C	(1,081)	(24,566)	(162)	(3,571)	—	—
Class D	(441)	(10,188)	(19,009)	(388,643)	—	—
Class R	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	(429,609)	(10,001,361)	(186,572)	(4,005,345)	—	—
Administrative Class	—	—	—	—	—	—
Class R6	—	—	—	—	(139,354)	(2,143,815)
Net increase (decrease) resulting from Fund share transactions	1,002,209	$23,017,952	1,507,150	$30,773,088	1,964,151	$29,204,591

*	Actual amount rounds to less than 1.
**	Commencement of operations.

264	May 31, 2014 |	Semiannual Report

AllianzGI China Equity				AllianzGI Convertible
Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

970	$14,997	2,710	$41,971	6,163,843	$217,562,661	8,591,634	$280,372,826
312	5,166	2,030	32,377	646,006	22,613,630	2,204,183	72,452,081
1,075	17,788	46,920	725,761	1,400,577	49,509,927	5,516,035	178,731,349
—	—	—	—	26,124	914,732	9,446	291,603
—	—	—	—	1,455,030	50,634,451	6,525,498	215,786,524
2,432	37,303	6,213	96,128	11,382,103	402,032,568	28,046,811	896,431,887
—	—	—	—	23,577	824,871	512,078	16,761,400
—	—	—	—	—	—	—	—

37	596	133	2,022	252,801	8,646,602	65,158	2,055,284
— *	1	— *	1	50,768	1,727,888	8,104	254,332
— *	1	733	11,196	99,535	3,397,277	26,167	828,429
—	—	—	—	335	11,534	36	1,142
— *	— *	15	226	121,834	4,152,177	30,015	942,805
1,800	29,159	5,019	76,243	814,562	27,731,502	369,146	11,475,867
—	—	—	—	10,334	351,869	3,411	106,752

(879)	(13,725)	(4,000)	(62,748)	(2,272,213)	(80,126,492)	(2,833,097)	(90,812,118)
(1,285)	(19,677)	(2,705)	(40,672)	(227,847)	(8,086,060)	(258,945)	(8,315,914)
(1,280)	(20,715)	(58,913)	(908,783)	(1,727,310)	(60,693,508)	(3,324,374)	(105,812,204)
—	—	—	—	(2,101)	(74,843)	(5,624)	(175,584)
—	—	(955)	(15,129)	(2,695,980)	(96,208,453)	(1,231,953)	(39,106,476)
(1,827)	(30,550)	(4,470)	(67,415)	(12,172,276)	(431,810,344)	(11,470,946)	(373,729,722)
—	—	—	—	(285,473)	(10,160,060)	(221,785)	(7,167,569)
—	—	—	—	—	—	—	—
1,355	$20,344	(7,270)	$(108,822)	3,064,229	$102,951,929	32,560,998	$1,051,372,694

Semiannual Report	| May 31, 2014	265

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI Global Fundamental Strategy				AllianzGI Global Managed Volatility
	Six Months ended May 31, 2014 (unaudited)		Period from July 1, 2013** through November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—	2,260	$40,102	4,688	$84,338
Class C	—	—	—	—	—	—	9,622	161,779
Class D	129,490	2,053,320	—	—	4,667	83,000	5,587	96,532
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	27,104	421,862	3,670	56,000	186,215	3,203,334	187,391	3,246,795
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	8	119	—	—	356	6,017	145	2,354
Class C	5	81	—	—	545	9,036	155	2,491
Class D	8	119	—	—	159	2,674	128	2,075
Class R	—	—	—	—	—	—	—	—
Class P	8	127	—	—	39	658	30	492
Institutional Class	17,464	265,591	—	—	48,480	821,489	42,843	690,065
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	—	—	—	—	(452)	(7,782)	(1,278)	(22,099)
Class C	—	—	—	—	(594)	(9,956)	(79)	(1,301)
Class D	—	—	—	—	(1,208)	(20,368)	(4,834)	(83,610)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(2,247)	(34,787)	—	—	(47,283)	(821,136)	(318,308)	(5,478,653)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	171,840	$2,706,432	3,670	$56,000	193,184	$3,307,068	(73,910)	$(1,298,742)

**	Commencement of operations.

266	May 31, 2014 |	Semiannual Report

AllianzGI Global Water				AllianzGI High Yield Bond
Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,741,773	$35,159,870	5,512,444	$62,211,861	1,735,054	$17,934,835	9,935,430	$102,263,468
1,580,573	19,709,185	2,018,617	22,399,195	187,513	1,935,940	589,098	6,095,119
623,272	7,947,317	1,334,896	14,821,546	3,690,641	37,094,564	10,223,893	103,127,026
—	—	—	—	55,487	555,855	165,963	1,667,040
1,592,795	20,467,291	2,464,550	27,959,201	1,245,690	12,476,311	7,088,977	71,077,404
887,767	11,068,862	1,071,185	12,109,835	5,535,224	55,578,777	7,108,742	71,681,301
—	—	—	—	540,484	5,409,944	922,461	9,275,763

16,615	206,530	40,634	423,408	227,680	2,345,392	301,981	3,119,863
2	24	5,991	61,406	76,839	790,808	124,329	1,283,135
2,130	26,435	7,190	74,782	372,705	3,731,201	485,325	4,881,638
—	—	—	—	8,186	81,799	9,516	95,433
3,092	38,644	3,988	41,753	35,775	357,370	51,149	513,053
14,188	174,654	5,276	54,605	664,379	6,653,959	882,805	8,877,726
—	—	—	—	147,211	1,468,517	207,370	2,078,136

(845,015)	(10,740,990)	(1,838,617)	(20,625,299)	(3,385,623)	(34,850,102)	(13,899,036)	(143,273,425)
(264,808)	(3,318,673)	(332,044)	(3,662,680)	(404,935)	(4,179,648)	(1,078,374)	(11,147,242)
(357,046)	(4,578,667)	(490,851)	(5,488,667)	(7,332,776)	(73,390,525)	(4,425,118)	(44,596,498)
—	—	—	—	(47,596)	(477,233)	(105,584)	(1,059,461)
(417,422)	(5,329,928)	(704,028)	(8,054,166)	(361,386)	(3,619,010)	(1,388,602)	(13,947,242)
(246,827)	(3,182,451)	(212,810)	(2,409,344)	(2,667,761)	(26,781,110)	(6,427,655)	(64,748,671)
—	—	—	—	(442,617)	(4,431,690)	(627,488)	(6,317,156)
5,331,089	$67,648,103	8,886,421	$99,917,436	(119,826)	$(1,314,046)	10,145,182	$100,946,410

Semiannual Report	| May 31, 2014	267

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI International Small-Cap				AllianzGI Micro Cap
	Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	33,178	$1,302,900	103,722	$4,131,418	278,842	$4,383,147	74,399	$1,015,030
Class C	10,041	381,643	2,889	106,966	—	—	—	—
Class D	30,230	1,202,915	6,102	248,611	—	—	—	—
Class R	1,385	55,137	281	11,046	—	—	—	—
Class P	30,558	1,188,564	250,454	8,238,161	36,790	572,391	198,960	2,717,307
Institutional Class	389,821	15,619,801	691,638	25,366,913	335,474	5,312,164	740,624	9,794,170

Issued in reinvestment of dividends and distributions:
Class A	3,020	115,432	— *	5	3,648	53,258	1,001	11,489
Class C	1,312	49,492	9	309	—	—	—	—
Class D	735	28,741	— *	11	—	—	—	—
Class R	60	2,285	4	153	—	—	—	—
Class P	71,169	2,697,753	9,018	302,391	7,559	110,432	2,806	31,638
Institutional Class	140,495	5,460,396	25,211	835,561	143,813	2,111,180	199,097	2,172,522
Administrative Class***	32	1,233	— *	1	—	—	—	—

Cost of shares redeemed:
Class A	(17,460)	(684,456)	(82,662)	(3,357,604)	(73,539)	(1,109,872)	(20,683)	(284,391)
Class C	(951)	(36,898)	(2,842)	(100,112)	—	—	—	—
Class D	(2,725)	(109,414)	(1,704)	(66,604)	—	—	—	—
Class R	(22)	(868)	(4)	(132)	—	—	—	—
Class P	(118,072)	(4,571,959)	(367,738)	(12,280,239)	(39,477)	(605,681)	(94,040)	(1,282,966)
Institutional Class	(436,830)	(17,515,832)	(1,751,653)	(63,692,299)	(722,149)	(11,540,481)	(703,397)	(9,479,462)
Administrative Class***	(395)	(15,734)	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	135,581	$5,171,131	(1,117,275)	$(40,255,444)	(29,039)	$(713,462)	398,767	$4,695,337

*	Actual amount rounds to less than 1.
**	Commencement of operations.
***	The Administrative Class of AllianzGI International Small-Cap liquidated on May 21, 2014.

268	May 31, 2014 |	Semiannual Report

AllianzGI Multi-Asset Real Return				AllianzGI NFJ Emerging Markets Value
Six Months ended May 31, 2014 (unaudited)		Period from December 17, 2012** through November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Period from December 18, 2012** through November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,807	$91,410	2,254	$34,886	707	$10,875	659	$10,519
1,614	25,670	4,638	67,431	1,090	16,000	967	14,000
1,163	18,423	—	—	26,616	400,992	89,929	1,341,066
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
29,542	457,280	2,314	35,411	132,108	1,967,448	231,737	3,637,469

56	850	—	—	18	272	18	258
91	1,364	—	—	21	315	7	99
12	176	—	—	1,034	15,551	340	4,846
—	—	—	—	—	—	—	—
12	192	—	—	10	153	8	122
7,211	109,319	—	—	6,368	95,709	5,130	73,371
—	—	—	—	—	—	—	—

(1,533)	(23,764)	—	—	(154)	(2,275)	(100)	(1,553)
—	—	—	—	—	—	—	—
—	—	—	—	(3,472)	(51,639)	(20,648)	(323,055)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(1,743)	(27,308)	(348)	(5,234)	(38,592)	(588,312)	(18,284)	(280,040)
—	—	—	—	—	—	—	—

42,232	$653,612	8,858	$132,494	125,754	$1,865,089	289,763	$4,477,102

Semiannual Report	| May 31, 2014	269

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI NFJ Global Dividend Value				AllianzGI NFJ International Small-Cap Value
	Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	92,566	$1,966,027	156,809	$3,135,257	34,897	$756,406	47,080	$949,567
Class C	27,086	572,376	79,235	1,580,908	30,048	629,920	24,826	475,897
Class D	5,404	115,513	12,092	249,792	9,236	201,014	122,827	2,408,829
Class P	18,266	393,053	26,705	544,157	345	7,235	—	—
Institutional Class	354,066	7,442,476	889,070	17,441,666	204,755	4,351,357	364,978	7,301,696

Issued in reinvestment of dividends and distributions:
Class A	9,883	206,933	5,523	108,140	3,324	67,600	1,443	25,477
Class C	10,039	207,647	3,519	67,729	1,071	21,708	66	1,272
Class D	1,411	29,834	627	12,397	1,219	24,795	340	6,209
Class P	3,058	64,406	1,542	30,424	19	384	10	185
Institutional Class	102,810	2,142,086	66,335	1,294,273	19,676	403,900	3,582	63,091

Cost of shares redeemed:
Class A	(50,553)	(1,078,217)	(80,230)	(1,662,770)	(22,574)	(487,015)	(1,985)	(39,719)
Class C	(27,858)	(585,747)	(39,317)	(767,938)	(601)	(12,886)	(812)	(15,461)
Class D	(3,097)	(66,912)	(4,979)	(98,694)	(6,191)	(133,816)	(82,841)	(1,655,878)
Class P	(11,437)	(244,148)	(11,673)	(229,909)	—	—	—	—
Institutional Class	(338,023)	(7,179,577)	(777,516)	(16,122,964)	(43,974)	(957,173)	(18,106)	(367,353)
Net increase (decrease) resulting from Fund share transactions	193,621	$3,985,750	327,742	$5,582,468	231,250	$4,873,429	461,408	$9,153,812

270	May 31, 2014 |	Semiannual Report

AllianzGI NFJ International Value II				AllianzGI Short Duration High Income
Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

4,069	$73,508	918	$16,009	5,862,179	$93,381,555	9,245,767	$147,457,855
—	—	9,102	160,912	1,636,719	26,025,409	2,632,258	41,876,500
—	—	2	32	1,379,954	21,980,417	1,053,388	16,780,609
517	10,000	—	—	5,008,567	79,785,703	8,229,104	131,186,076
1,375,259	24,901,623	9,647	164,731	4,678,018	74,584,733	10,250,970	163,728,556

233	4,186	44	738	236,090	3,753,184	344,340	5,467,728
135	2,405	8	131	81,992	1,301,013	104,122	1,650,508
40	714	9	152	38,972	619,506	46,673	741,285
40	724	10	159	115,795	1,840,507	138,088	2,191,585
21,022	377,585	3,813	64,024	320,640	5,102,248	347,265	5,515,412

(2,666)	(47,672)	(60)	(1,050)	(3,664,237)	(58,373,570)	(4,076,260)	(64,767,196)
(84)	(1,514)	(7,301)	(129,878)	(419,804)	(6,676,229)	(521,072)	(8,275,135)
—	—	—	—	(255,246)	(4,064,906)	(539,985)	(8,594,224)
—	—	—	—	(2,282,088)	(36,344,278)	(4,033,691)	(64,067,265)
(2,782)	(52,173)	(65,288)	(1,115,507)	(1,945,242)	(31,009,262)	(1,715,578)	(27,239,030)
1,395,783	$25,269,386	(49,096)	$(839,547)	10,792,309	$171,906,030	21,505,389	$343,653,264

Semiannual Report	| May 31, 2014	271

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

	AllianzGI Structured Return				AllianzGI Ultra Micro Cap
	Six Months ended May 31, 2014 (unaudited)		Period from December 3, 2012** through November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	135,956	$2,057,966	34,359	$543,218	1,105,713	$27,549,559	2,454,435	$51,344,593
Class C	4,320	66,491	4,265	67,043	—	—	—	—
Class D	7,819	119,550	136,002	2,095,760	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	3,150	50,000	27,935	706,220	27,501	572,135
Institutional Class	368,177	5,578,494	134,593	2,063,286	921,002	23,078,388	3,066,770	63,021,267

Issued in reinvestment of dividends and distributions:
Class A	1,601	24,284	—	—	5,711	133,515	752	16,333
Class C	324	4,872	—	—	—	—	—	—
Class D	4,006	60,855	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	172	2,607	—	—	78	1,822	14	314
Institutional Class	22,151	336,705	—	—	5,397	126,941	901	19,672

Cost of shares redeemed:
Class A	(23,423)	(357,222)	(2,447)	(38,784)	(510,372)	(12,370,608)	(369,804)	(7,746,956)
Class C	(1,669)	(24,806)	(195)	(3,030)	—	—	—	—
Class D	(25,792)	(390,975)	(47,551)	(726,334)	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	(3,069)	(74,261)	(8,555)	(172,955)
Institutional Class	(38,019)	(586,684)	(32,977)	(514,076)	(1,098,652)	(26,776,123)	(1,105,860)	(22,669,169)
Net increase resulting from Fund share transactions	455,623	$6,892,137	229,199	$3,537,083	453,743	$12,375,453	4,066,154	$84,385,234

**	Commencement of operations.

272	May 31, 2014 |	Semiannual Report

AllianzGI U.S. Equity Hedged				AllianzGI U.S. Small-Cap Growth
Six Months ended May 31, 2014 (unaudited)		Period from December 3, 2012** through November 30, 2013		Six Months ended May 31, 2014 (unaudited)		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,867	$66,291	81,379	$1,326,639	70,020	$1,254,458	197,402	$3,210,872
2,695	46,001	6,465	108,500	6,353	112,593	19,720	317,722
3,659	63,350	15,315	239,042	2,877	51,117	1,225	20,872
—	—	—	—	1,194	21,578	927	15,557
—	—	—	—	53,868	966,695	4,343	72,862
28,587	494,267	117,315	1,897,897	357,054	6,556,922	822,774	12,878,248

1,900	32,050	—	—	4,405	75,899	347	4,676
241	4,036	—	—	2,385	40,144	357	4,669
276	4,657	—	—	235	4,055	90	1,186
—	—	—	—	103	1,768	18	232
11	199	—	—	384	6,673	35	477
6,328	107,071	—	—	106,826	1,861,980	33,018	440,202

(309)	(5,270)	—	—	(32,308)	(582,494)	(39,901)	(660,566)
—	—	—	—	(3,226)	(56,686)	(5,072)	(77,126)
(1,373)	(23,582)	(636)	(10,361)	(1,325)	(23,569)	(2,079)	(34,319)
—	—	—	—	(1,195)	(21,613)	(340)	(5,967)
—	—	—	—	(51,563)	(932,557)	(106)	(1,527)
(24,372)	(420,202)	(5,598)	(90,430)	(305,137)	(5,550,276)	(856,009)	(14,320,751)
21,510	$368,868	214,240	$3,471,287	210,950	$3,786,687	176,749	$1,867,319

Semiannual Report	| May 31, 2014	273

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

10.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At May 31, 2014, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI Global Allocation	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050
AllianzGI Retirement 2015	6	73%	11%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2020	5	83%	6%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2025	5	84%	5%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2030	5	82%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2035	5	79%	8%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2040	5	78%	7%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2045	4	67%	17%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2050	2	56%	23%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2055	2	22%	63%	—	—	—	—	—	—	—	—
AllianzGI Retirement Income	5	61%	14%	—	—	—	—	—	—	—	—
AllianzGI Global Allocation	7	76%	—	—	—	—	—	—	—	—	—
AllianzGI Global Growth Allocation	2	14%	51%	—	—	—	—	—	—	—	—
AllianzGI Behavioral Advantage Large Cap	4	42%	22%	11%	—	—	—	—	—	—	—
AllianzGI Best Styles Global Equity	—	—	15%	24%	5%	7%	9%	10%	9%	6%	5%
AllianzGI China Equity	—	—	89%	—	—	—	—	—	—	—	—
AllianzGI Convertible	7	70%	—	—	—	—	—	—	—	—	—
AllianzGI Global Fundamental Strategy	1	9%	90%	—	—	—	—	—	—	—	—
AllianzGI Global Managed Volatility	—	—	15%	36%	—	7%	8%	7%	6%	—	—
AllianzGI Global Water	8	84%	—	—	—	—	—	—	—	—	—
AllianzGI High Yield Bond	4	64%	—	—	—	—	—	—	—	—	—
AllianzGI International Small-Cap	3	59%	—	8%	—	—	—	—	—	—	—
AllianzGI Micro Cap	4	79%	—	—	—	—	—	—	—	—	—
AllianzGI Multi-Asset Real Return	1	8%	89%	—	—	—	—	—	—	—	—
AllianzGI NFJ Emerging Markets Value	1	59%	34%	—	—	—	—	—	—	—	—
AllianzGI NFJ Global Dividend Value	4	49%	—	16%	—	—	—	—	—	—	—
AllianzGI NFJ International Small-Cap Value	4	34%	22%	10%	—	—	—	—	—	—	—
AllianzGI NFJ International Value II	1	84%	14%	—	—	—	—	—	—	—	—
AllianzGI Short Duration High Income	6	69%	—	—	—	—	—	—	—	—	—
AllianzGI Structured Return	4	58%	39%	—	—	—	—	—	—	—	—
AllianzGI Ultra Micro Cap	7	87%	—	—	—	—	—	—	—	—	—
AllianzGI U.S. Equity-Hedged	3	50%	47%	—	—	—	—	—	—	—	—
AllianzGI U.S. Small-Cap Growth	3	77%	—	—	—	—	—	—	—	—	—

274	May 31, 2014 |	Semiannual Report

11.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the reporting period. The table below represents transactions in and earning from these affiliated issuers during the six months ended May 31, 2014.

AllianzGI Best Styles Global Equity:
	Market Value 12/2/2013*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
Andersons, Inc.	—	$13,412	$29	$(1,717)	$11,665	$50	$(1)
Group 1 Automotive, Inc.†	—	6,079	5,720	—	—	15	(359)
Home Loan Servicing Solutions Ltd.	—	14,260	—	(590)	13,670	564	—
Jenoptik AG	—	11,436	—	1,087	12,523	—	—
Ju Teng International Holdings Ltd.	—	5,462	5,536	—	—	—	74
Mentor Graphics Corp.	—	39,565	—	(1,402)	38,163	57	—
Olin Corp.	—	16,491	—	77	16,568	243	—
Sanderson Farms, Inc.	—	27,556	—	8,245	35,801	126	—
TAL International Group, Inc.†	—	22,648	18,602	—	—	—	(4,046)
Trelleborg AB	—	12,636	13,677	—	—	—	1,041
Universal Corp.†	—	5,439	5,993	—	—	55	554
Westjet Airlines†	—	5,242	4,235	—	—	34	(1,007)
j2 Global, Inc.	—	15,567	—	678	16,245	183	—
Totals	—	$195,793	$53,792	$6,378	$144,635	$1,327	$(3,744)

AllianzGI China Equity:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
Beijing Jingneng Clean Energy Co., Ltd.††	$47,043	$22,316	—	$1,653	$63,426	—	—
China Everbright International Ltd.†	276,691	19,188	$220,065	76,981	131,579	$561	$154,536
China Suntien Green Energy Corp. Ltd.	46,433	20,502	—	(7,065)	57,207	—	—
Digital China Holdings Ltd.	99,099	21,640	—	(63,452)	95,751	2,411	—
Qingling Motors Co., Ltd.	159,528	—	—	10,472	161,590	—	—
Tiangong International Co., Ltd.†	140,329	—	41,156	(18,897)	60,240	4,343	(10,477)
Totals	$769,123	$83,646	$261,221	$(308)	$569,793	$7,315	$144,059

AllianzGI Global Water:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
China Everbright International Ltd.†	$3,393,922	—	—	$1,916,852	$3,886,040	$19,618	—
Norma Group SE	—	$3,144,910	—	188,137	3,333,047	43,020	—
Spectris PLC	3,645,186	—	—	614,602	3,534,534	42,903	—
Totals	$7,039,108	$3,144,910	—	$2,719,591	$10,753,621	$105,541	—

AllianzGI International Small-Cap:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AMS AG††	—	$1,717,760	—	$112,232	$1,829,992	—	—
Aareal Bank AG	$1,576,887	57,878	$133,066	1,104,682	1,943,809	$30,922	$35,522
Aveva Group PLC	1,174,443	38,595	94,140	214,051	1,152,634	2,517	(13,406)
Bechtle AG††	—	1,698,865	—	130,453	1,829,317	—	—
Burckhardt Compression Holding AG†	1,593,121	65,308	1,923,372	—	—	—	584,671

Semiannual Report	| May 31, 2014	275

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI International Small-Cap (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
CANCOM SE††	—	$1,637,759	$44,804	$118,502	$1,711,863	—	$406
China Everbright International Ltd.†	$1,371,180	117,593	911,596	436,080	793,304	$3,631	543,367
GameLoft SE††	—	1,678,794	—	(59,307)	1,619,487	—	—
Ju Teng International Holdings Ltd.††	1,103,899	118,519	206,083	522,708	1,180,079	29,877	24,219
Schoeller-Bleckmann Oilfield Equipment AG††	1,721,478	63,343	142,233	499,285	1,860,298	24,342	(11,760)
SimCorp A/S	2,325,489	—	133,170	988,063	2,122,534	33,824	7,378
Spectris PLC†	1,026,442	34,637	1,021,172	—	—	—	57,968
Spirax-Sarco Engineering PLC†	2,314,457	80,729	189,824	653,488	2,211,631	31,888	(460)
Tiangong International Co., Ltd.†	411,665	—	336,973	—	—	—	(29,885)
Trelleborg AB	1,458,571	103,848	116,544	305,442	1,625,373	31,260	(3,272)
Unit 4 NV†	1,347,794	—	1,375,398	—	—	—	1,075,027
Vacon PLC	2,220,157	75,619	183,595	884,713	2,225,925	40,948	4,516
Totals	$19,645,583	$7,489,247	$6,811,970	$5,910,392	$22,106,246	$229,209	$2,274,291

AllianzGI Micro Cap:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
Arctic Cat, Inc.†,††	$315,112	$5,890	$239,433	—	—	$500	$141,024
Neenah Paper, Inc.	344,318	18,013	34,539	$243,884	$378,484	3,638	14,103
Totals	$659,430	$23,903	$273,972	$243,884	$378,484	$4,138	$155,127

AllianzGI NFJ International Small-Cap Value:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
Norma Group SE	$70,666	$48,446	—	$41,581	$125,417	$1,619	—

AllianzGI U.S. Small-Cap Growth:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
Arctic Cat, Inc.†,††	$191,318	$18,952	$155,799	—	—	$375	$7,240
Curtiss-Wright Corp.†	258,573	58,630	11,687	$145,839	$377,925	729	487
Mentor Graphics Corp.††	328,865	65,361	10,682	164,528	360,506	1,498	(1,554)
Totals	$778,756	$142,943	$178,168	$310,367	$738,431	$2,602	$6,173

†	Not affiliated at May 31, 2014.
††	Not affiliated at November 30, 2013.
*	Commencement of operations

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at May 31, 2014. The percentages and market values of the affiliated transactions represent below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

AllianzGI Best Styles Global Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Andersons, Inc.	8.47%	$11,665	0.03%
Home Loan Servicing Solutions Ltd.	6.85%	13,670	0.04%

276	May 31, 2014 |	Semiannual Report

AllianzGI Best Styles Global Equity (cont’d)
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
j2 Global, Inc.	5.05%	$16,245	0.04%
Jenoptik AG	5.16%	12,523	0.03%
Mentor Graphics Corp.	5.09%	38,163	0.10%
Olin Corp.	5.39%	16,568	0.05%
Sanderson Farms, Inc.	5.84%	35,801	0.10%
Totals		$144,635	0.39%

AllianzGI China Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Beijing Jingneng Clean Energy Co., Ltd.	6.35%	$63,426	1.51%
China Suntien Green Energy Corp. Ltd.	11.62%	57,207	1.36%
Digital China Holdings Ltd.	8.79%	95,751	2.28%
Qingling Motors Co., Ltd.	8.84%	161,590	3.85%
Totals		$377,974	9.00%

AllianzGI Global Water:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Norma Group SE	6.70%	$3,333,047	1.01%
Spectris PLC	5.49%	3,534,534	1.07%
Totals		$6,867,581	2.08%

AllianzGI International Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	7.60%	$1,943,809	1.78%
AMS AG	5.27%	1,829,992	1.67%
Aveva Group PLC	8.61%	1,152,634	1.05%
Bechtle AG	7.32%	1,829,317	1.67%
CANCOM SE	16.28%	1,711,863	1.56%
GameLoft SE	6.41%	1,619,487	1.48%
Ju Teng International Holdings Ltd.	7.85%	1,180,079	1.08%
Schoeller-Bleckmann Oilfield Equipment AG	5.76%	1,860,298	1.70%
SimCorp A/S	13.23%	2,122,534	1.94%
Trelleborg AB	6.00%	1,625,373	1.48%
Vacon PLC	6.16%	2,225,925	2.03%
Totals		$19,101,311	17.44%

AllianzGI Micro Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Neenah Paper, Inc.	6.17%	$378,484	0.91%

Semiannual Report	| May 31, 2014	277

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI NFJ International Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Norma Group SE	6.70%	$125,417	0.58%

AllianzGI U.S. Small-Cap Growth:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Mentors Graphics Corp.	5.09%	$360,506	1.00%

The tables below show the transactions in and earnings from affiliates for the six months ended May 31, 2014:

AllianzGI Retirement 2015:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$336,451	$447,493	$229,384	$57,772	$575,119	$3,306	$353
AllianzGI Best Styles Global Equity	—	1,303,771	352,236	86,623	1,042,229	—	4,071
AllianzGI Emerging Markets Opportunities	392,169	114,361	475,608	—	—	8,351	(1,646)
AllianzGI Global Managed Volatility	220,240	144,687	79,344	40,578	290,155	9,353	(769)
AllianzGI Global Natural Resources	280,678	188,559	269,339	75,886	230,916	2,446	20,684
AllianzGI Income & Growth	889,009	287,208	318,587	140,929	868,525	11,847	7,268
AllianzGI International Managed Volatility	—	335,696	75,929	27,986	289,897	—	2,144
AllianzGI International Small-Cap	292,230	175,617	182,804	39,177	270,836	2,383	4,089
AllianzGI NFJ Dividend Value	776,229	342,293	584,578	218,123	580,761	8,870	66,440
AllianzGI NFJ Global Dividend Value	329,686	103,193	146,510	69,781	289,244	3,930	14,642
AllianzGI NFJ International Small-Cap Value	110,071	69,634	44,327	9,846	144,949	2,033	500
AllianzGI NFJ International Value	554,557	370,346	236,510	89,495	722,258	3,912	1,221
AllianzGI NFJ Mid-Cap Value	204,907	548,810	218,161	95,587	579,463	6,649	3,695
AllianzGI NFJ Small-Cap Value	258,530	—	254,041	—	—	—	89,876
AllianzGI Short Duration High Income	658,875	1,276,108	341,328	6,899	1,593,301	35,683	(1,187)
AllianzGI U.S. Managed Volatility	329,212	771,380	267,804	68,448	871,401	5,830	1,222
PIMCO 1-5 Year U.S. TIPS Index	2,743,671	3,027,301	2,294,457	19,659	3,481,768	7,802	(9,286)
PIMCO CommoditiesPLUS® Strategy	440,214	194,147	234,090	28,813	431,598	682	(4,505)
PIMCO Commodity RealReturn Strategy	—	491,517	50,204	(9,944)	430,636	—	(733)
PIMCO Floating Income	983,990	1,084,385	639,841	21,455	1,456,233	30,778	(8,037)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	879,035	545,693	571,824	44,530	870,004	13,667	(1,135)
PIMCO Income	1,974,076	1,918,357	1,074,968	196,884	2,911,796	74,050	8,463
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	552,298	395,499	253,981	48,222	722,891	16,273	1,199
PIMCO Mortgage Opportunities	1,427,913	765,907	1,050,751	13,922	1,163,179	30,312	2,286
PIMCO Real Return	2,529,844	3,322,276	3,402,233	256,562	2,597,685	17,930	47,207
PIMCO Senior Floating Rate	—	1,954,664	352,847	(2,187)	1,597,406	23,074	(2,224)
PIMCO Short-Term	2,628,314	1,547,051	1,858,749	31,449	2,317,957	11,679	579
Totals	$19,792,199	$21,725,953	$15,860,435	$1,676,495	$26,330,207	$330,840	$246,417

278	May 31, 2014 |	Semiannual Report

AllianzGI Retirement 2020:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$629,058	$824,277	$264,053	$123,970	$1,234,531	$7,085	$1,174
AllianzGI Best Styles Global Equity	—	2,097,393	254,456	160,671	2,006,781	—	3,173
AllianzGI Emerging Markets Opportunities	669,346	247,354	862,541	—	—	14,905	(1,618)
AllianzGI Global Managed Volatility	492,989	293,245	45,939	67,941	753,828	22,538	(1,548)
AllianzGI Global Natural Resources	494,549	278,158	331,614	120,779	502,676	4,534	26,115
AllianzGI Income & Growth	1,327,442	297,369	139,189	162,129	1,504,268	19,279	2,233
AllianzGI International Managed Volatility	—	488,577	37,158	48,381	501,156	—	1,356
AllianzGI International Small-Cap	497,566	246,184	247,197	59,234	473,703	3,824	11,184
AllianzGI NFJ Dividend Value	1,157,014	502,923	735,146	291,024	1,003,794	14,616	68,371
AllianzGI NFJ Global Dividend Value	664,056	154,872	80,978	142,432	748,557	9,682	3,637
AllianzGI NFJ International Small-Cap Value	199,886	116,099	34,491	20,252	300,905	3,918	568
AllianzGI NFJ International Value	894,487	549,799	158,068	123,554	1,349,775	6,790	747
AllianzGI NFJ Mid-Cap Value	651,547	558,917	277,754	216,552	1,006,301	12,159	7,377
AllianzGI NFJ Small-Cap Value	144,102	—	141,600	—	—	—	58,016
AllianzGI Short Duration High Income	1,157,753	1,688,245	94,514	5,007	2,750,748	58,949	(781)
AllianzGI U.S. Managed Volatility	659,392	1,123,957	97,741	136,761	1,760,944	12,487	9
PIMCO 1-5 Year U.S. TIPS Index	4,121,751	5,205,250	3,582,189	26,762	5,747,950	12,881	(16,389)
PIMCO CommoditiesPLUS® Strategy	988,915	468,333	513,025	68,813	1,040,741	1,631	8,778
PIMCO Commodity RealReturn Strategy	—	1,066,111	—	(24,129)	1,041,982	—	—
PIMCO Floating Income	1,823,422	1,203,303	562,858	31,539	2,515,105	55,869	(10,956)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	729,928	1,056,468	316,432	54,895	1,502,173	19,032	(1,077)
PIMCO Income	2,986,303	2,571,207	1,160,388	202,604	4,530,641	111,812	(8,151)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	827,471	559,786	185,038	80,446	1,251,747	26,632	170
PIMCO Mortgage Opportunities	1,990,319	1,567,287	1,824,260	20,379	1,757,192	42,940	(4,322)
PIMCO Real Return	3,632,445	4,945,770	4,324,206	304,492	4,500,335	29,152	(97,321)
PIMCO Senior Floating Rate	—	2,866,717	104,179	(6,481)	2,755,484	37,898	(573)
PIMCO Short-Term	2,977,911	2,353,173	2,583,184	23,965	2,749,227	12,815	1,982
Totals	$29,717,652	$33,330,774	$18,958,198	$2,461,972	$45,290,544	$541,428	$52,154

AllianzGI Retirement 2025:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$1,178,110	$1,516,629	$723,432	$223,865	$2,033,305	$12,424	$2,261
AllianzGI Best Styles Global Equity	—	2,642,250	227,651	195,248	2,609,450	—	(397)
AllianzGI Emerging Markets Opportunities	856,660	280,162	1,073,747	—	—	18,676	(31,691)
AllianzGI Global Managed Volatility	736,362	596,533	96,993	87,812	1,267,530	33,138	(4,499)
AllianzGI Global Natural Resources	663,264	513,128	400,381	165,095	870,578	6,062	21,854
AllianzGI Income & Growth	1,356,132	528,397	172,536	116,888	1,732,715	21,078	55
AllianzGI International Managed Volatility	—	570,245	49,658	54,375	575,946	—	984
AllianzGI International Small-Cap	684,996	434,680	219,633	83,734	866,919	5,754	2,608
AllianzGI NFJ Dividend Value	1,189,139	644,534	778,907	282,709	1,148,404	15,244	40,507
AllianzGI NFJ Global Dividend Value	744,836	347,309	80,754	162,537	1,032,566	11,331	1,354
AllianzGI NFJ International Small-Cap Value	271,283	206,344	45,295	32,064	462,475	5,238	(9)
AllianzGI NFJ International Value	1,015,517	844,715	234,898	166,148	1,710,738	7,563	438
AllianzGI NFJ Mid-Cap Value	780,199	534,975	226,459	259,340	1,169,175	11,661	4,200
AllianzGI Short Duration High Income	1,522,853	1,714,668	101,505	2,745	3,136,614	64,317	(919)

Semiannual Report	| May 31, 2014	279

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI Retirement 2025 (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI U.S. Managed Volatility	$670,782	$1,704,591	$178,472	$163,420	$2,304,768	$12,519	$(571)
PIMCO 1-5 Year U.S. TIPS Index	3,031,318	5,329,906	3,790,115	13,689	4,560,853	10,220	(18,753)
PIMCO CommoditiesPLUS® Strategy	1,180,814	565,125	627,620	86,395	1,240,323	1,935	19,328
PIMCO Commodity RealReturn Strategy	—	1,275,503	13,796	(28,668)	1,232,856	—	(183)
PIMCO Floating Income	1,865,790	1,633,941	685,784	43,224	2,872,587	61,238	(13,585)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	845,846	1,210,354	373,233	29,178	1,713,555	20,339	(2,507)
PIMCO Income	2,703,734	3,165,584	1,121,074	148,111	4,888,949	115,758	(12,288)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	1,016,487	866,325	216,290	104,251	1,736,571	32,280	(1,967)
PIMCO Mortgage Opportunities	2,027,310	1,711,993	1,757,412	20,708	2,006,366	45,515	(10,897)
PIMCO Real Return	3,712,884	5,359,335	4,708,122	188,505	4,622,373	30,169	(202,264)
PIMCO Senior Floating Rate	—	3,243,431	95,526	(7,157)	3,140,217	41,793	(531)
PIMCO Short-Term	2,359,331	2,646,263	2,176,957	14,383	2,831,141	12,287	2,182
Totals	$30,413,647	$40,086,920	$20,176,250	$2,608,599	$51,766,974	$596,539	$(205,290)

AllianzGI Retirement 2030:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$1,384,263	$1,156,488	$464,334	$270,830	$2,135,066	$13,953	$(2,249)
AllianzGI Best Styles Global Equity	—	3,288,149	203,759	223,420	3,308,501	—	691
AllianzGI Emerging Markets Opportunities	1,421,222	423,212	1,194,266	129,876	592,329	29,356	(38,488)
AllianzGI Global Managed Volatility	878,025	665,039	70,511	116,883	1,502,980	42,335	(5,050)
AllianzGI Global Natural Resources	800,062	520,895	515,905	217,589	904,024	6,804	28,377
AllianzGI Income & Growth	1,811,917	1,083,046	506,587	170,722	2,401,885	28,189	12,563
AllianzGI International Managed Volatility	521,775	1,133,730	87,396	145,438	1,677,428	19,136	(570)
AllianzGI International Small-Cap	1,011,338	487,615	248,620	187,454	1,199,762	8,621	5,200
AllianzGI NFJ Dividend Value	1,604,348	927,104	1,334,880	380,623	1,321,171	19,646	102,276
AllianzGI NFJ Global Dividend Value	1,007,783	258,599	93,717	214,276	1,190,681	14,622	4,422
AllianzGI NFJ International Small-Cap Value	404,702	205,826	47,949	40,434	600,139	7,353	(22)
AllianzGI NFJ International Value	1,808,711	892,617	992,037	227,039	1,786,872	12,735	24,967
AllianzGI NFJ Mid-Cap Value	972,250	1,087,027	676,336	337,455	1,506,944	19,414	23,894
AllianzGI NFJ Small-Cap Value	314,934	—	309,466	—	—	—	128,715
AllianzGI Short Duration High Income	2,006,727	1,395,930	121,792	9,108	3,281,462	68,487	(1,343)
AllianzGI U.S. Managed Volatility	1,400,074	1,597,986	687,994	193,691	2,408,699	24,599	5,140
AllianzGI U.S. Small-Cap Growth	326,438	359,387	59,778	124,661	602,340	—	(1,506)
PIMCO 1-5 Year U.S. TIPS Index	2,006,566	4,058,973	2,768,820	(1,839)	3,282,079	7,355	(7,306)
PIMCO CommoditiesPLUS® Strategy	1,599,811	547,310	826,168	102,129	1,470,233	2,450	17,750
PIMCO Commodity RealReturn Strategy	200,547	1,555,249	254,016	(33,989)	1,470,052	—	(17,292)
PIMCO Floating Income	2,212,295	1,390,794	665,210	49,295	3,004,215	68,682	(13,594)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,006,020	829,374	365,861	52,253	1,497,431	19,416	1,418
PIMCO Income	3,220,368	2,815,786	1,078,675	198,821	5,104,510	122,483	(8,235)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	1,405,555	870,795	246,780	117,760	2,108,702	42,043	(1,654)
PIMCO Mortgage Opportunities	2,414,740	1,569,973	2,213,064	21,588	1,796,938	46,957	(6,631)
PIMCO Real Return	1,598,057	3,559,261	3,499,863	138,185	1,788,672	12,463	27,654
PIMCO Senior Floating Rate	—	3,424,704	128,966	(7,979)	3,287,048	44,135	(711)
PIMCO Short-Term	2,810,234	2,900,197	3,027,756	9,532	2,683,346	11,889	6,589
Totals	$36,148,762	$39,005,066	$22,690,506	$3,635,255	$53,913,509	$693,123	$285,005

280	May 31, 2014 |	Semiannual Report

AllianzGI Retirement 2035:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$1,288,627	$1,356,062	$585,712	$225,251	$2,104,930	$12,705	$12,893
AllianzGI Best Styles Global Equity	—	3,585,528	48,830	238,317	3,776,046	—	1,031
AllianzGI Disciplined Equity	147,300	—	145,604	—	—	—	37,820
AllianzGI Emerging Markets Opportunities	1,132,234	389,395	969,463	48,929	502,612	23,631	(48,799)
AllianzGI Global Managed Volatility	732,104	498,625	13,511	70,793	1,244,739	31,350	(1,077)
AllianzGI Global Natural Resources	587,046	523,671	443,442	142,855	750,648	5,045	20,350
AllianzGI Income & Growth	1,388,609	849,404	266,751	99,514	1,988,328	22,335	5,206
AllianzGI International Managed Volatility	589,014	1,019,561	55,518	144,673	1,662,479	21,827	(1,238)
AllianzGI International Small-Cap	1,068,568	524,742	309,725	142,054	1,232,253	8,303	7,673
AllianzGI NFJ Dividend Value	1,471,493	803,997	801,727	324,069	1,597,591	19,083	57,695
AllianzGI NFJ Global Dividend Value	1,183,158	836,864	60,775	240,639	2,002,661	22,316	(630)
AllianzGI NFJ International Small-Cap Value	356,346	229,566	24,254	38,539	597,887	6,542	202
AllianzGI NFJ International Value	1,533,641	795,123	890,109	194,189	1,500,342	10,911	11,974
AllianzGI NFJ Mid-Cap Value	1,180,593	605,969	401,026	348,227	1,497,220	16,884	17,764
AllianzGI Short Duration High Income	1,472,460	1,033,046	67,330	1,767	2,438,130	52,291	(821)
AllianzGI U.S. Managed Volatility	1,115,379	1,576,183	554,939	164,042	2,230,638	19,801	1,551
AllianzGI U.S. Small-Cap Growth	359,343	380,486	83,956	88,278	630,775	—	953
PIMCO 1-5 Year U.S. TIPS Index	1,470,225	2,772,919	2,265,402	(1,102)	1,967,213	4,408	(5,959)
PIMCO CommoditiesPLUS® Strategy	1,320,616	492,649	566,360	93,459	1,363,759	2,043	5,676
PIMCO Commodity RealReturn Strategy	294,307	1,217,566	169,989	(20,511)	1,332,454	—	(20,110)
PIMCO Floating Income	1,623,246	1,513,840	707,523	46,394	2,481,817	52,045	(13,504)
PIMCO Income	2,215,217	2,124,433	968,947	107,292	3,470,183	81,445	(16,112)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	1,178,659	890,227	125,434	102,901	2,018,239	35,867	169
PIMCO Mortgage Opportunities	1,476,133	1,548,734	1,560,271	16,815	1,482,944	31,086	(8,634)
PIMCO Real Return	—	2,399,332	1,479,985	41,269	999,367	5,276	38,751
PIMCO Senior Floating Rate	—	2,513,653	69,868	(3,996)	2,439,436	31,781	(353)
PIMCO Short-Term	1,325,591	1,689,760	1,785,906	954	1,228,443	4,410	5,940
Totals	$26,509,909	$32,171,335	$15,422,357	$2,895,611	$44,541,134	$521,385	$108,411

AllianzGI Retirement 2040:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$1,215,745	$1,531,718	$615,096	$241,903	$2,185,287	$13,473	$3,061
AllianzGI Best Styles Global Equity	—	3,255,328	69,214	232,923	3,419,029	—	(8)
AllianzGI Disciplined Equity	404,320	78,796	478,690	—	—	—	182,364
AllianzGI Emerging Markets Opportunities	1,172,234	393,429	882,892	145,232	636,387	26,030	(38,633)
AllianzGI Global Managed Volatility	669,848	391,536	20,890	82,254	1,060,421	30,670	(1,103)
AllianzGI Global Natural Resources	537,124	488,270	458,035	160,891	642,276	4,886	24,397
AllianzGI Income & Growth	1,486,763	471,294	75,097	191,906	1,905,578	23,572	(228)
AllianzGI International Managed Volatility	808,387	992,738	415,165	157,378	1,477,260	31,805	(4,825)
AllianzGI International Small-Cap	1,140,050	622,372	291,022	226,404	1,421,501	10,159	11,229
AllianzGI NFJ Dividend Value	1,481,021	872,071	1,109,966	408,609	1,358,471	18,758	73,961
AllianzGI NFJ Global Dividend Value	1,217,841	721,061	81,178	261,688	1,894,660	23,603	(574)
AllianzGI NFJ International Small-Cap Value	407,559	437,867	43,739	56,283	855,927	7,889	836
AllianzGI NFJ International Value	1,538,181	878,788	813,952	205,695	1,684,657	11,659	21,979
AllianzGI NFJ Mid-Cap Value	889,721	1,015,978	531,033	307,339	1,492,226	18,719	19,445

Semiannual Report	| May 31, 2014	281

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI Retirement 2040 (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI NFJ Small-Cap Value	$352,490	—	$346,370	—	—	—	$150,431
AllianzGI Short Duration High Income	1,347,229	$821,262	84,597	$6,123	$2,083,970	$47,183	(717)
AllianzGI U.S. Managed Volatility	1,074,220	1,429,569	469,060	202,695	2,119,571	20,335	1,430
AllianzGI U.S. Small-Cap Growth	356,150	462,367	148,020	133,385	649,318	—	2,733
PIMCO 1-5 Year U.S. TIPS Index	790,511	1,647,314	1,174,896	(706)	1,259,710	2,823	1,972
PIMCO CommoditiesPLUS® Strategy	1,208,304	505,373	467,269	93,790	1,364,704	1,976	7,909
PIMCO Commodity RealReturn Strategy	538,554	1,172,960	355,476	2,805	1,360,584	—	(41,754)
PIMCO Floating Income	1,350,158	1,164,663	454,223	34,949	2,104,283	46,005	(8,239)
PIMCO Income	1,756,671	1,072,147	581,641	84,181	2,311,411	54,687	(11,497)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	1,267,157	1,252,432	368,119	119,386	2,230,465	41,061	(5,906)
PIMCO Mortgage Opportunities	1,367,448	1,108,384	1,855,731	11,579	628,425	19,552	(4,845)
PIMCO Real Return	—	1,278,415	1,316,627	—	—	2,421	38,212
PIMCO Senior Floating Rate	—	1,292,239	36,635	(2,351)	1,253,029	17,579	(224)
PIMCO Short-Term	—	624,912	—	—	624,912	265	—
Totals	$24,377,686	$25,983,283	$13,544,633	$3,364,341	$38,024,062	$475,110	$421,406

AllianzGI Retirement 2045:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$739,855	$703,975	$238,388	$150,450	$1,240,344	$7,381	$(1,042)
AllianzGI Best Styles Global Equity	—	2,239,767	26,222	149,596	2,363,189	—	48
AllianzGI Disciplined Equity	196,454	—	194,192	—	—	—	50,441
AllianzGI Emerging Markets Opportunities	593,536	232,998	431,742	41,645	375,059	12,711	(19,086)
AllianzGI Global Managed Volatility	390,406	336,407	4,160	54,376	742,827	17,085	(332)
AllianzGI Global Natural Resources	271,611	338,978	161,181	87,697	497,951	2,406	4,298
AllianzGI Income & Growth	723,553	397,366	19,442	67,650	1,113,627	12,616	(214)
AllianzGI International Managed Volatility	444,175	611,884	244,190	100,905	866,890	16,850	(2,838)
AllianzGI International Small-Cap	660,718	390,517	32,827	115,400	986,205	5,805	637
AllianzGI NFJ Dividend Value	783,861	519,529	349,387	224,810	1,032,138	11,311	16,802
AllianzGI NFJ Global Dividend Value	630,515	542,213	22,414	154,617	1,181,294	12,563	137
AllianzGI NFJ International Small-Cap Value	198,194	277,101	10,985	32,704	495,658	3,713	43
AllianzGI NFJ International Value	785,510	521,614	143,482	157,354	1,225,403	5,718	1,327
AllianzGI NFJ Mid-Cap Value	591,983	468,896	19,893	227,838	1,112,491	8,626	49
AllianzGI Short Duration High Income	654,841	585,531	11,966	2,401	1,228,349	25,710	(123)
AllianzGI U.S. Managed Volatility	589,065	894,965	305,095	102,602	1,232,614	10,649	803
AllianzGI U.S. Small-Cap Growth	199,596	303,611	36,823	57,158	451,598	—	77
PIMCO CommoditiesPLUS® Strategy	612,280	386,698	240,362	55,839	827,531	969	6,204
PIMCO Commodity RealReturn Strategy	262,705	708,702	148,610	(761)	823,378	—	(22,644)
PIMCO Floating Income	656,517	669,503	238,074	28,516	1,111,758	23,917	(2,531)
PIMCO Income	656,430	468,226	159,139	35,473	992,078	22,697	(3,365)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	627,849	779,789	52,721	72,454	1,411,001	20,039	75
PIMCO Mortgage Opportunities	590,404	192,681	785,558	—	—	6,951	896
PIMCO Senior Floating Rate	—	495,296	2,626	(1,221)	491,440	6,592	(9)
PIMCO Short-Term	—	367,085	—	—	367,085	157	—
Totals	$11,860,058	$13,433,332	$3,879,479	$1,917,503	$22,169,908	$234,466	$29,653

282	May 31, 2014 |	Semiannual Report

AllianzGI Retirement 2050:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$741,199	$547,347	$195,098	$144,409	$1,119,873	$6,930	$1,345
AllianzGI Best Styles Global Equity	—	1,916,470	35,459	128,935	2,009,676	—	(270)
AllianzGI Disciplined Equity	268,357	—	265,267	—	—	—	126,739
AllianzGI Emerging Markets Opportunities	664,343	204,899	443,074	130,169	405,291	12,960	(14,153)
AllianzGI Global Managed Volatility	399,350	195,366	7,644	57,474	599,078	15,969	(568)
AllianzGI Global Natural Resources	293,556	290,635	185,876	109,811	439,274	2,304	6,274
AllianzGI Income & Growth	810,190	261,284	82,299	141,944	999,787	11,814	627
AllianzGI International Managed Volatility	467,639	442,437	252,590	84,858	700,363	15,820	608
AllianzGI International Small-Cap	681,498	298,589	142,995	185,469	805,283	5,677	9,194
AllianzGI NFJ Dividend Value	875,740	370,273	476,001	286,827	834,341	10,221	34,609
AllianzGI NFJ Global Dividend Value	671,616	326,755	23,124	158,985	993,944	11,774	(466)
AllianzGI NFJ International Small-Cap Value	228,596	174,332	10,587	27,586	418,339	3,922	30
AllianzGI NFJ International Value	800,521	354,226	110,578	132,542	1,091,466	5,266	1,402
AllianzGI NFJ Mid-Cap Value	293,815	663,011	24,639	146,634	998,807	8,763	7
AllianzGI NFJ Small-Cap Value	383,686	—	377,024	—	—	—	164,018
AllianzGI Short Duration High Income	321,682	504,925	34,307	3,186	792,012	17,490	(233)
AllianzGI U.S. Managed Volatility	669,891	722,039	380,571	128,800	1,054,069	11,010	1,633
AllianzGI U.S. Small-Cap Growth	249,068	247,892	80,111	107,496	401,706	—	1,608
PIMCO CommoditiesPLUS® Strategy	634,402	205,836	208,054	47,388	690,730	907	3,450
PIMCO Commodity RealReturn Strategy	270,807	573,907	160,549	(227)	685,083	—	(23,616)
PIMCO Floating Income	604,739	396,829	223,466	16,957	795,624	18,402	(1,945)
PIMCO Income	536,357	245,353	101,970	32,932	699,395	16,739	(1,457)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	671,855	542,438	52,878	60,165	1,203,658	18,940	(357)
PIMCO Mortgage Opportunities	536,645	88,549	626,543	—	—	4,365	448
PIMCO Short-Term	—	197,409	—	—	197,409	83	—
Totals	$12,075,552	$9,770,801	$4,500,704	$2,132,340	$17,935,208	$199,356	$308,927

AllianzGI Retirement 2055:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$282,983	$166,471	$76,483	$49,929	$380,535	$2,519	$2,884
AllianzGI Best Styles Global Equity	—	633,557	2,303	42,624	673,872	—	(6)
AllianzGI Disciplined Equity	100,885	—	99,724	—	—	—	25,903
AllianzGI Emerging Markets Opportunities	256,180	51,814	165,989	22,857	133,807	4,680	(564)
AllianzGI Global Managed Volatility	150,382	51,249	3,584	22,872	200,680	5,765	(247)
AllianzGI Global Natural Resources	108,828	87,606	60,882	29,876	148,291	830	1,650
AllianzGI Income & Growth	303,141	65,417	36,672	32,891	334,730	4,103	559
AllianzGI International Managed Volatility	177,042	127,556	84,316	37,142	233,469	5,716	1,902
AllianzGI International Small-Cap	255,363	100,438	62,992	54,795	281,198	2,053	5,799
AllianzGI NFJ Dividend Value	328,553	82,509	151,125	89,901	280,559	3,582	21,734
AllianzGI NFJ Global Dividend Value	251,212	93,919	18,068	70,866	332,002	4,165	(61)
AllianzGI NFJ International Small-Cap Value	85,549	48,513	330	8,839	141,970	1,416	2
AllianzGI NFJ International Value	303,979	77,156	30,738	71,609	364,263	1,901	410
AllianzGI NFJ Mid-Cap Value	252,539	70,495	7,338	104,106	336,106	3,164	142
AllianzGI Short Duration High Income	125,175	145,827	6,278	1,518	264,547	5,849	(41)
AllianzGI U.S. Managed Volatility	250,525	207,864	116,013	37,922	354,419	3,975	686

Semiannual Report	| May 31, 2014	283

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI Retirement 2055 (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI U.S. Small-Cap Growth	$91,381	$64,671	$14,888	$29,488	$135,463	—	$228
PIMCO CommoditiesPLUS® Strategy	235,179	55,931	80,689	16,352	229,521	$318	1,191
PIMCO Commodity RealReturn Strategy	101,072	185,378	57,743	(97)	228,838	—	(8,858)
PIMCO Floating Income	223,945	108,403	71,809	14,371	266,357	6,158	(350)
PIMCO Income	200,218	57,591	31,040	12,766	233,245	5,616	(346)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	250,886	151,142	9,826	19,369	405,041	6,761	(30)
PIMCO Mortgage Opportunities	200,039	21,022	221,464	—	—	1,492	(160)
PIMCO Short-Term	—	66,066	—	—	66,066	27	—
Totals	$4,535,056	$2,720,595	$1,410,294	$769,996	$6,024,979	$70,090	$52,427

AllianzGI Retirement Income:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$227,996	$585,646	$293,515	$54,559	$543,507	$2,330	$(1,663)
AllianzGI Best Styles Global Equity	—	1,038,653	188,889	81,407	932,965	—	1,794
AllianzGI Emerging Markets Opportunities	479,291	62,752	507,285	—	—	8,808	9,024
AllianzGI Global Managed Volatility	262,909	94,188	53,849	46,949	308,569	9,870	394
AllianzGI Global Natural Resources	261,957	92,682	223,993	58,646	155,745	1,985	35,482
AllianzGI Income & Growth	1,056,647	219,317	362,918	143,850	924,407	12,812	17,321
AllianzGI International Managed Volatility	—	328,653	53,580	29,694	307,581	—	2,814
AllianzGI International Small-Cap	261,105	153,325	123,393	40,172	277,464	2,521	1,225
AllianzGI NFJ Dividend Value	791,049	158,438	524,821	178,369	463,381	7,906	125,060
AllianzGI NFJ Global Dividend Value	397,723	78,874	172,626	76,733	306,372	4,221	27,487
AllianzGI NFJ International Small-Cap Value	132,242	44,921	32,065	10,805	155,716	2,146	746
AllianzGI NFJ International Value	556,351	194,780	166,597	88,865	612,904	3,466	1,827
AllianzGI NFJ Mid-Cap Value	99,450	451,392	122,105	57,161	465,365	5,363	3,216
AllianzGI NFJ Small-Cap Value	322,438	—	316,840	—	—	—	100,659
AllianzGI Short Duration High Income	790,527	1,053,374	177,381	12,231	1,668,056	35,515	(488)
AllianzGI U.S. Managed Volatility	395,076	470,450	128,409	72,885	771,179	6,153	1,507
PIMCO 1-5 Year U.S. TIPS Index	3,298,666	2,776,426	2,080,083	22,480	3,998,953	8,961	(10,983)
PIMCO CommoditiesPLUS® Strategy	525,669	77,754	188,920	29,198	451,372	718	(2,855)
PIMCO Commodity RealReturn Strategy	—	470,017	9,368	(10,535)	450,017	—	(96)
PIMCO Floating Income	661,020	1,289,754	444,164	23,969	1,530,097	25,896	(6,066)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,452,209	549,201	1,101,893	40,805	916,741	17,675	(1,942)
PIMCO Income	2,642,952	1,164,295	846,927	275,399	3,058,764	84,431	8,072
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	660,803	281,256	190,435	54,264	780,110	17,227	(551)
PIMCO Mortgage Opportunities	1,846,421	483,585	1,131,792	11,514	1,218,460	35,418	1,649
PIMCO Real Return	3,274,921	2,481,655	3,204,020	276,045	2,692,711	20,049	13,050
PIMCO Senior Floating Rate	—	1,832,732	155,334	(4,625)	1,671,623	24,671	(1,150)
PIMCO Short-Term	3,426,639	1,440,667	1,835,366	45,852	3,032,535	15,210	(299)
Totals	$23,824,061	$17,874,787	$14,636,568	$1,716,692	$27,694,594	$353,352	$325,234

284	May 31, 2014 |	Semiannual Report

AllianzGI Global Allocation:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$7,449,347	$2,681,922	$1,534,225	$1,318,898	$8,711,571	$60,680	$22,447
AllianzGI Best Styles Global Equity	—	8,750,203	675,269	664,905	8,749,900	—	10,061
AllianzGI Emerging Markets Opportunities	9,669,974	938,928	5,838,056	1,653,296	4,477,712	164,858	736,739
AllianzGI Global Managed Volatility	6,378,835	559,340	393,235	1,051,711	6,579,207	221,906	6,843
AllianzGI Global Natural Resources	4,203,259	320,124	498,128	1,568,476	4,366,184	29,618	28,645
AllianzGI Income & Growth	6,445,359	289,514	2,369,593	1,007,845	4,393,737	60,273	467,368
AllianzGI International Managed Volatility	6,440,234	2,584,076	806,573	1,902,170	8,680,774	192,695	31,599
AllianzGI International Small-Cap	10,755,532	2,595,766	4,249,123	2,625,331	8,574,773	76,394	269,078
AllianzGI NFJ Dividend Value	8,044,540	2,614,047	659,729	2,968,868	10,530,574	92,809	39,689
AllianzGI NFJ Global Dividend Value	11,764,227	1,295,086	1,164,127	2,882,709	11,957,740	171,423	34,945
AllianzGI NFJ International Small-Cap Value	2,142,374	112,171	196,272	139,387	2,186,221	32,431	3,663
AllianzGI NFJ International Value	18,146,083	1,115,327	6,508,219	2,178,369	13,043,240	86,420	376,602
AllianzGI NFJ Mid-Cap Value	100	8,799,544	2,876,713	439,859	6,406,819	98,258	44,086
AllianzGI NFJ Small-Cap Value	8,629,862	—	8,531,466	—	—	—	3,975,885
AllianzGI Short Duration High Income	7,489,831	3,917,750	548,036	91,698	10,855,868	226,523	(557)
AllianzGI U.S. Managed Volatility	6,608,615	2,701,868	636,321	1,414,518	8,977,544	95,138	10,395
AllianzGI U.S. Small-Cap Growth	2,110,027	591,966	1,462,871	501,211	1,079,531	—	399,677
PIMCO CommoditiesPLUS® Strategy	6,409,958	692,507	1,228,526	382,678	6,371,914	7,924	(220,759)
PIMCO Floating Income	10,727,175	816,754	852,949	166,412	10,908,606	242,822	(13,196)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	6,417,119	794,712	4,025,560	476,350	3,259,644	73,609	266,845
PIMCO Income	21,427,275	2,169,022	6,770,369	2,049,647	17,342,995	465,000	153,081
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	10,746,258	1,175,851	1,214,928	864,204	10,979,000	255,119	18,709
PIMCO Mortgage Opportunities	10,720,198	1,178,036	5,439,854	64,243	6,555,347	165,424	(4,126)
PIMCO Senior Floating Rate	—	7,891,098	256,656	(29,623)	7,603,497	96,326	(1,322)
PIMCO Short-Term	14,906,740	2,142,214	1,780,386	184,281	15,284,875	75,860	1,063
Totals	$197,632,922	$56,727,826	$60,517,184	$26,567,443	$197,877,273	$2,991,510	$6,657,460

AllianzGI Global Growth Allocation:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Behavioral Advantage Large Cap	$435,813	$76,480	$193,215	$61,591	$319,931	$3,436	$16,848
AllianzGI Best Styles Global Equity	—	543,424	47,509	32,523	529,097	—	659
AllianzGI Emerging Markets Opportunities	336,314	33,664	209,775	67,179	152,086	5,650	59,531
AllianzGI Global Managed Volatility	264,473	29,484	30,274	42,475	265,004	9,119	746
AllianzGI Global Natural Resources	198,196	11,779	26,743	84,457	198,912	1,374	4,473
AllianzGI Income & Growth	167,161	15,529	19,027	44,238	165,252	2,337	849
AllianzGI International Managed Volatility	267,100	22,694	36,548	44,477	264,272	7,942	1,051
AllianzGI International Small-Cap	270,124	77,461	78,772	132,999	252,547	2,326	6,086
AllianzGI NFJ Dividend Value	134,361	6,802	16,930	67,190	132,327	1,527	4,975
AllianzGI NFJ Emerging Markets Value	270,162	17,750	217,221	5,689	66,046	3,880	(9,032)
AllianzGI NFJ Global Dividend Value	267,056	28,706	33,875	65,912	263,152	3,837	1,454
AllianzGI NFJ International Small-Cap Value	267,351	20,496	38,985	42,423	264,448	3,967	2,479
AllianzGI NFJ International Value	403,684	37,961	59,034	83,133	395,421	2,286	2,405
AllianzGI NFJ Large Cap Value	134,688	2,227	138,301	—	—	749	8,185
AllianzGI NFJ Mid-Cap Value	1,926	319,261	44,173	20,783	298,480	3,530	1,001
AllianzGI NFJ Small-Cap Value	540,579	—	534,415	—	—	—	236,341

Semiannual Report	| May 31, 2014	285

Notes to Financial Statements (cont’d)

May 31, 2014 (Unaudited)

AllianzGI Global Growth Allocation (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Short Duration High Income	$198,922	$23,036	$24,155	$3,223	$197,793	$4,939	$11
AllianzGI U.S. Managed Volatility	399,184	39,632	50,304	83,693	397,954	5,684	1,161
AllianzGI Ultra Micro Cap	240,816	106,196	112,991	24,102	231,761	—	4,809
PIMCO CommoditiesPLUS® Strategy	199,450	14,952	33,867	16,739	195,938	248	474
PIMCO Commodity RealReturn Strategy	66,612	6,418	12,404	3,564	65,222	—	(14)
PIMCO Income	186,227	67,360	28,307	25,060	231,908	5,690	638
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	399,319	44,474	57,366	36,339	396,033	9,467	1,172
PIMCO Mortgage Opportunities	132,607	15,089	17,242	1,293	132,009	2,647	(36)
PIMCO Short-Term	204,666	338,921	50,366	2,133	494,253	2,044	(27)
Totals	$5,986,791	$1,899,796	$2,111,799	$991,215	$5,909,846	$82,679	$346,239

AllianzGI Multi-Asset Real Return:
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Global Natural Resources	$1,579,890	$10,980	$20,000	$307,708	$1,698,193	$10,980	$440
PIMCO Commodity RealReturn Strategy	1,113,208	448,182	—	79,555	1,655,659	—	—
Totals	$2,693,098	$459,162	$20,000	$387,263	$3,353,852	$10,980	$440

12.	FUND EVENTS

(a) New Funds

On December 2, 2013, AllianzGI Best Styles Global Equity Fund commenced operations as a series of the Trust, offering Class R6 shares.

(b) Fund Closing

Effective January 16, 2014, shares of AllianzGI Convertible and shares of AllianzGI Ultra Micro Cap are no longer available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible or AllianzGI Ultra Micro Cap, with certain exceptions.

(c) Name Changes

Effective April 1, 2014, AllianzGI U.S. Emerging Growth Fund changed its name to AllianzGI U.S. Small-Cap Growth Fund. In connection with this change, changes to the Fund’s investment policies also took effect. Effective April 1, 2014, the Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with smaller market capitalizations.

(d) Policy Change

Effective April 1, 2014, the investment policy for AllianzGI International Value II was revised and is now as follows: The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in non-U.S. equity securities with market capitalizations greater than $1 billion.

(e) Liquidations

On May 16, 2014, AllianzGI Disciplined Equity Fund and AllianzGI Dynamic Emerging Multi-Asset Fund liquidated as series of the Trust.

On May 21, 2014, AllianzGI International Small-Cap Fund liquidated its Administrative Class shares.

On May 29, 2014, AllianzGI Redwood Fund liquidated as a series of the Trust.

13. PAYMENTS FROM AFFILIATES

During the six months ended May 31, 2014, AllianzGI U.S. reimbursed AllianzGI Convertible, AllianzGI High Yield and AllianzGI U.S. Equity Hedged $475,282, $174,513 and $317, respectively for realized losses resulting from trading errors.

14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

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On June 19, 2014, the following Funds declared per-share net investment income dividends to shareholders, payable June 19, 2014 to shareholders of record on June 18, 2014:

Fund Name	Class A	Class B	Class C	Class D	Class R	Class P	Class R6	Institutional Class	Administrative Class
AllianzGI Retirement Income	$0.11526	NA	$0.08250	$0.11211	$0.09977	$0.13150	$0.13569	NA	$0.11913
AllianzGI Global Allocation	0.04464	$0.02067	0.02169	0.04498	0.04009	0.05171	NA	$0.05211	0.04630
AllianzGI Convertible	0.12185	NA	0.04811	0.10655	0.09430	0.13516	NA	0.14380	0.06582
AllianzGI High Yield Bond	0.05734	NA	0.05059	0.05566	0.05104	0.05969	NA	0.06000	0.05653
AllianzGI NFJ Emerging Markets Value	0.08816	NA	0.02942	0.05979	NA	0.06430	NA	0.06594	NA
AllianzGI NFJ Global Dividend Value	0.27479	NA	0.23498	0.26843	NA	0.28221	NA	0.29183	NA
AllianzGI NFJ International Value II	0.12164	NA	0.09297	0.13018	NA	0.16335	NA	0.16426	NA
AllianzGI Short Duration High Income	0.06000	NA	0.05664	0.05992	NA	0.06351	NA	0.06378	NA

Effective July 1, 2014, AllianzGI Structured Alpha Fund changed its name to AllianzGI Structured Return Fund. In connection with this change, effective July 1, 2014, the Fund’s investment objective, principal investment strategies, management fee and operating expenses were revised as follows: The Fund seeks long-term capital appreciation. In pursuing its investment objective of long-term capital appreciation, the Fund combines long equity exposure with an in the-money short call overlay strategy. The management fee is now 0.60% and the expense limits are now 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class D shares, 1.00% for Class P shares and 0.90% for Institutional Class shares.

On July 17, 2014, the following Funds declared per-share net investment income dividends to shareholders, payable July 17, 2014, to shareholders of record on July 16, 2014:

Fund Name	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AllianzGI High Yield Bond	$0.05615	$0.05046	$0.05484	$0.05080	$0.05961	$0.06000	$0.05633
AllianzGI Short Duration High Income	0.06000	0.05785	0.06104	NA	0.06474	0.06499	NA

It is expected that on or around September 2, 2014 that AllianzGI Emerging Markets Debt Fund will commence operations as a series of the Trust, offering Class A, Class C, Class P and Institutional Class shares. The Fund will seek long-term capital appreciation and current income. The Fund will seek to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a diversified portfolio of debt instruments issued by Sovereign, Quasi-Sovereign or Corporate issuers of emerging market countries. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy. The instruments in which the Fund may invest may be denominated in non-U.S. currencies and the U.S. dollar.

There were no other subsequent events identified that require recognition or disclosure.

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) on behalf of each Renewal Fund (as defined below) with Allianz Global Investors Fund Management LLC (the “Investment Manager”), and (ii) the Sub-Advisory Agreements between the Investment Manager and the applicable sub-adviser for each Renewal Fund. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to herein as the “Agreements.” The sub-advisers for the Renewal Funds include Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), Fuller & Thaler Asset Management, Inc. (“F&T”) and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

The 1940 Act also requires that the Trustees and the Independent Trustees initially approve any new investment management or subadvisory agreement for a Fund (as defined below). New agreements approved for Funds covered by this report relate to the organization of AllianzGI Best Styles Global Equity Fund (the “Best Styles Global Equity Fund” or the “New Fund”). At an in-person meeting held on September 18, 2013, the Board and the Independent Trustees unanimously approved, for an initial two-year term, (i) the Investment Management Agreement on behalf of the Best Styles Global Equity Fund, a new series of the Trust, and the Sub-Advisory Agreement between the Investment Manager and AllianzGI U.S. for the Best Styles Global Equity Fund. The Best Styles Global Equity Fund commenced operations on December 2, 2013.

With respect to the Renewal Funds, the Independent Trustees had a pre-meeting on February 24, 2014 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewals. Representatives from Fund management attended portions of that meeting to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Lipper, Inc. (“Lipper”) for each Renewal Fund and its Lipper peer group.

At an in-person meeting held on March 10, 2014, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period from April 1, 2014 through March 31, 2015 with respect to AllianzGI Retirement 2015 Fund (the “2015 Fund”), AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”), AllianzGI Retirement Income Fund (the

“Retirement Income Fund” and, together with the 2015 Fund, the 2020 Fund, the 2025 Fund, the 2030 Fund, the 2035 Fund, the 2040 Fund, the 2045 Fund, the 2050 Fund and the 2055 Fund, the “Retirement Funds”), AllianzGI Global Allocation Fund (the “Global Allocation Fund”), AllianzGI Global Growth Allocation Fund (the “Global Growth Allocation Fund” and, together with the Global Allocation Fund, the “Allocation Funds”), AllianzGI China Equity Fund (the “China Equity Fund”), AllianzGI Convertible Fund (the “Convertible Fund”), AllianzGI Disciplined Equity Fund (the “Disciplined Equity Fund”)1, AllianzGI Dynamic Emerging Multi-Asset Fund (the “Dynamic Emerging Multi-Asset Fund”)1, AllianzGI Global Managed Volatility Fund (the “Global Managed Volatility Fund”), AllianzGI Global Water Fund (the “Global Water Fund”), AllianzGI High Yield Bond Fund (the “High Yield Bond Fund”), AllianzGI International Small-Cap Fund (the “International Small-Cap Fund”), AllianzGI Micro Cap Fund (the “Micro Cap Fund”), AllianzGI Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”), AllianzGI Redwood Fund (the “Redwood Fund”)2, AllianzGI Short Duration High Income Fund (the “Short Duration High Income Fund”), AllianzGI Structured Return Fund (the “Structured Return Fund”)3, AllianzGI Ultra Micro Cap Fund (the “Ultra Micro Cap Fund”), AllianzGI U.S. Emerging Growth Fund (the “U.S. Emerging Growth Fund”), AllianzGI U.S. Equity Hedged Fund (the “U.S. Equity Hedged Fund”, and, together with the China Equity Fund, the Convertible Fund, the Disciplined Equity Fund, the Dynamic Emerging Multi-Asset Fund, the Global Managed Volatility Fund, the Global Water Fund, the High Yield Bond Fund, the International Small-Cap Fund, the Micro Cap Fund, the Multi-Asset Real Return Fund, the Redwood Fund, the Short Duration High Income Fund, the Structured Return Fund, the Ultra Micro Cap Fund and the U.S. Emerging Growth Fund, the “AllianzGI Funds”), AllianzGI NFJ Emerging Markets Value Fund (the “NFJ Emerging Markets Value Fund”), AllianzGI NFJ Global Dividend Value Fund (the “NFJ Global Dividend Value Fund”), AllianzGI NFJ International Small-Cap Value Fund (the “NFJ International Small-Cap Value Fund”), AllianzGI NFJ International Value II Fund (the “NFJ International Value II Fund” and, together with the NFJ Emerging Markets Value Fund, the NFJ Global Dividend Fund and the NFJ International Small-Cap Value Fund, the “NFJ Funds”), and AllianzGI Behavioral Advantage Large Cap Fund (the “F&T Fund” and, together with the Retirement Funds, the Allocation Funds, the AllianzGI Funds and the NFJ Funds, the “Renewal Funds” and, together with the New Fund, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meetings.

1	Each of the Disciplined Equity Fund and Dynamic Emerging Multi-Asset Fund liquidated on May 16, 2014.
2	The Redwood Fund liquidated on May 29, 2014.
3	Effective July 1, 2014, the Fund changed its name from “AllianzGI Structured Alpha Fund” to “AllianzGI Structured Return Fund”.

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In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, an independent third party, for the Renewal Funds on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Renewal Funds identified by Lipper (the “Lipper performance universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Renewal Funds for various time periods; (ii) information compiled from Morningstar Direct (“Morningstar”), an independent third party, for the New Fund on the investment performance for various time periods, including annualized return performance information for certain time periods, of a group of funds with investment classifications and/or objectives comparable to those proposed for the New Fund; (iii) information on the New Fund’s management fees and other anticipated expenses and on the Renewal Funds’ management fees and other expenses and information compiled from Morningstar or provided by Lipper, as applicable, on the management fees and other expenses of comparable funds identified by Morningstar or Lipper, as applicable; (iv) to the extent applicable, information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and the Sub-Advisers, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Renewal Funds; (v) with respect to the New Fund, information regarding the fees of other accounts managed by the Investment Manager, AllianzGI U.S. or an affiliate with similar investment objective(s) and policies to those of the New Fund; (vi) an estimate of the profitability to the Investment Manager from its relationship with the New Fund during its first year and the estimated profitability to the Investment Manager from its relationship with the Renewal Funds for the twelve months ended December 31, 2013; (vii) descriptions of various functions performed or to be performed by the Investment Manager and the Sub-Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices; and (viii) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees recognized that the fee arrangements for the Renewal Funds are the result of years of review and discussion between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review. The Trustees also took into account that the Investment Manager had proposed the continuation of certain advisory fee waivers and expense caps for the Renewal Funds, with certain modifications for certain Renewal Funds and individual share classes, and had proposed to observe certain management fee waivers and/or expense limitations for the New Fund. The Trustees also considered the risk profiles of the Funds.

Performance Information

Fund-specific performance results for the Renewal Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. With respect to all Renewal Funds, the Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class (or, in the case of the Retirement Funds, Class R6) shares of the Renewal Funds against their respective Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Renewal Fund had been in existence) ended November 30, 2013. For Renewal Funds that commenced operations during the Trust’s fiscal year ended November 30, 2013, the Trustees reviewed comparative information showing performance for Class A and Institutional Class shares of the Renewal Funds against their respective Lipper performance universes for the period from the Renewal Fund’s inception through November 30, 2013. Institutional Class performance (or, in the case of the Retirement Funds, Class R6 performance) relative to the median for each Renewal Fund’s Lipper performance universe is described below, and for those Renewal Funds with performance that ranked below the median for their respective Lipper performance universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance.

Retirement Funds and Allocation Funds. For the 2015 Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods. For the 2020 Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods. For the 2025 Fund, performance was below median (in the fifth

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

quintile) for the one-year period. For the 2030 Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods. For the 2035 Fund, performance was below median (in the fifth quintile) for the one-year period. For the 2040 Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods. For the 2045 Fund, performance was below median (in the fifth quintile) for the one-year period. For the 2050 Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods. For the 2055 Fund, performance was below median (in the fifth quintile) for the one-year period. For the Retirement Income Fund, performance was below median for the one-year and three-year periods (in the fourth quintile and third quintile, respectively). For the Global Growth Allocation Fund, performance was above median for the one-year and three-year periods. For the Global Allocation Fund, performance was below median (in the fourth quintile) for the one-year and three-year periods and above median for the five-year and ten-year periods.

AllianzGI Funds. For the Convertible Fund, performance was above median for the one-year, three-year, five-year and ten-year periods. For the High Yield Bond Fund, performance was above median for the one-year, three-year, five-year and ten-year periods. For the Dynamic Emerging Multi-Asset Fund, performance was below median (in the fifth quintile) for the period since the Fund’s inception. For the Global Managed Volatility Fund, performance was below median (in the fifth quintile) for the one-year period. For the Micro Cap Fund, performance was above median for the one-year, three-year and five-year periods and at median (in the third quintile) for the ten-year period. For the Multi-Asset Real Return Fund, performance was below median (in the fourth quintile) in the period since the Fund’s inception. For the Structured Return Fund, performance was above median for the period since the Fund’s inception. For the Ultra Micro Cap Fund, performance was above median for the one-year, three-year and five-year periods. For the U.S. Emerging Growth Fund, performance was above median for the one-year, three-year, five-year and ten-year periods. For the U.S. Equity Hedged Fund, performance was above median for the period since the Fund’s inception. For the China Equity Fund, performance was below median (in the fourth quintile) for the one-year and three-year periods. For the Disciplined Equity Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods and above median for the five-year period. For the Global Water Fund, performance was above median for the one-year, three-year and five-year periods. For the International Small-Cap Fund, performance was above median for the one-year, three-year, five-year and ten-year periods. For the Redwood Fund, performance was above median for the one-year period. For the Short Duration High Income Fund, performance was below median (in the fifth quintile) for the one-year period.

NFJ Funds. For the NFJ Emerging Markets Value Fund, performance was above median for the period since the Fund’s inception. For the NFJ Global Dividend Value Fund, performance was above median for the one-year period and below median (in the third quintile) for the three-year period. For the NFJ International Small-Cap Value Fund, performance was above median for the one-year period. For the NFJ International Value II Fund, performance was below median (in the fifth quintile) for the one-year period.

F&T Fund. For the F&T Fund, performance was above median for the one-year period.

In addition, the Trustees considered matters bearing on the Renewal Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers or their affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Advisers. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services or expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Funds; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Renewal Funds and would be responsible for providing to the New Fund; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to each Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to meet and/or continue to meet any reasonably foreseeable obligations under each Agreement.

Fee and Expense Information

In assessing the reasonableness of the Renewal Funds’ fees and expenses under the Agreements, the Trustees considered, among other information, each Renewal Fund’s management fee (or, in the case of the Retirement Funds, each Retirement Fund’s advisory fee) and the Renewal Fund’s total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of peer groups of funds based on information provided by Lipper. The Trustees also noted the management fee waiver and/or expense limitation agreements observed by the Investment Manager for the Renewal Funds that cap fees or expenses of their various share classes.

In assessing the reasonableness of the New Fund’s proposed fees under the Agreements, the Trustees considered, among other information, the New Fund’s proposed management fee and its

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expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation arrangements that the Investment Manager would observe, and the advisory fees and net expense ratios of a peer group of funds based on information compiled from Morningstar.

The Trustees considered how the net expense ratio of the New Fund was expected to compare to its Morningstar peers, and considered comparisons of the New Fund’s proposed management fee with the advisory fees of the peer funds. The Trustees took into account that a comparison of the New Fund’s proposed management fee to the advisory fee of peer funds is complicated because the New Fund’s proposed management fee includes a component for administrative services while many peer funds have separate advisory and administration agreements with separate fees. The Trustees therefore placed significant emphasis on the estimated net expense ratio of the New Fund compared to the net expense ratios of the Morningstar peer funds, recognizing that the fees for investment advisory, administrative services and fund operating expenses would be subsumed within the net expense ratio of all funds.

In comparing the Renewal Funds to their respective Lipper peers, with respect to expenses, the Trustees noted that the Renewal Funds (other than the Retirement Funds) were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many peer funds in the Lipper categories have separate advisory and administration agreements with separate fees. The Trustees also took into account the “unitary” administrative fee structure applicable to the Retirement Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Retirement Funds, paid for by the Investment Manager out of the administrative fee.

The Trustees also considered information showing the advisory fees charged by the Investment Manager and Sub-Advisers to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Renewal Funds, if any. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Renewal Funds in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Renewal Funds, the greater entrepreneurial risk in managing retail mutual funds, and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Renewal Funds are subject in comparison to institutional or separate accounts.

With respect to the New Fund, the Trustees also considered the management fees charged by the Investment Manager, AllianzGI U.S. or an affiliate to other funds and accounts with similar investment strategies to the New Fund.

The Trustees reviewed information provided by Lipper comparing each Renewal Fund’s advisory fee or management fee, as applicable, and ratios of total expenses to net assets (“total expense ratios”) for two share classes (Class A and Institutional Class share classes (or, in the case of the Retirement Funds, Class R6)) to those of a group of comparable funds for the fiscal year ended November 30, 2013. Class A shares of the applicable Lipper-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class or Class R6 shares, as applicable, are referred to as the “institutional expense group.” The Trustees noted that the Lipper data takes into account any fee reductions or expense limitations that were in effect during a Renewal Fund’s last fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees. The Renewal Funds’ fee and expense rankings are discussed below relative to the median of the applicable Lipper-selected group of comparable funds. A Renewal Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Renewal Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Renewal Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Trustees by Lipper, in which case fund rankings are provided). For these purposes, higher fees and expenses result in a lower quintile ranking—with the first quintile being the highest and the fifth quintile being the lowest ranking. For example, a Renewal Fund with the highest fees and expenses relative to its peer group would rank in the fifth quintile, while a Renewal Fund with the lowest fees and expenses relative to its peer group would rank in the first quintile.

Retirement Funds and Allocation Funds. For the 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund and Retirement Income Fund, advisory fees and total expense ratios (taking the unitary administrative fee and any fee waivers into account) were below median for both the retail and institutional expense groups. For the 2055 Fund, advisory fees were below median for both the retail and institutional expense groups, and total expense ratios (taking the unitary administrative fee and any fee waivers into account) were above median (in the fourth quintile) for the retail expense group and below median for the institutional expense group. For the Global Growth Allocation Fund, management fees were above median (fifth out of five funds in the retail expense group and in the fifth quintile for the institutional expense group) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were at median for the retail expense group and above median (in the third quintile) for the institutional expense group. For the Global Allocation Fund, management fees were above median for both the retail and institutional expense groups (in the fifth quintile), and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups.

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Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

AllianzGI Funds. For the U.S. Emerging Growth Fund, the U.S. Equity Hedged Fund, the Global Managed Volatility Fund, the High Yield Bond Fund and the Multi-Asset Real Return Fund, management fees and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the Micro Cap Fund, management fees were above median for both the retail and institutional expense groups (in the fourth quintile and fifth quintile, respectively), and total expense ratios (taking fee waivers into account) were at median for the retail expense group and above median (in the fifth quintile) for the institutional expense group. For the Structured Return Fund, management fees were below median for the retail expense group and at median for the institutional expense group, and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the Convertible Fund, management fees were at median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the Dynamic Emerging Multi-Asset Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were above median (in the fourth quintile) for both the retail and institutional expense groups. For the Ultra Micro Cap Fund, management fees and total expense ratios (taking fee waivers into account) were above median (in the fifth quintile) for both the retail and institutional expense groups. For the Disciplined Equity Fund and the Short Duration High Income Fund, management fees and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the China Equity Fund, management fees were below median for the retail expense group and at median for the institutional expense group, and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the Global Water Fund, management fees were above median (in the fourth quintile and fifth quintile, respectively) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were at median for the retail expense group and above median (in the fourth quintile) for the institutional expense group. For the International Small-Cap Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were below median for the retail expense group and above median (in the fourth quintile) for the institutional expense group. For the Redwood Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were below median for the retail expense group and above median (fourth out of five funds) for the institutional expense group.

NFJ Funds. For the NFJ Emerging Markets Value Fund and the NFJ International Value II Fund, management fees and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the NFJ Global Dividend Value Fund, management fees were at median for the retail expense group and above median (in the third quintile) for the institutional expense group, and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the NFJ International Small-Cap Value Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were at median for the retail expense group and above median (in the third quintile) for the institutional expense group.

F&T Fund. For the F&T Fund, management fees and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups.

The Trustees considered the estimated profitability to the Investment Manager of its relationship with each Renewal Fund and the estimated profitability to the Investment Manager of its relationship with the New Fund and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager and Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. The Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waiver and expense limitation arrangements observed by the Investment Manager for applicable Funds. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Advisers’ responses and efforts relating to the investment performance of the Renewal Funds, including efforts to improve performance for underperforming Renewal Funds. With respect to the Renewal Funds, the Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Advisers, as the case may be, and should be continued. With respect to the New Fund, the Trustees also concluded the proposed fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager or the Sub-Adviser, as the case may be, and should be approved for an initial two-year period. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to the Renewal Funds and initial approval of the Agreements with respect to the New Fund were in the interests of the applicable Funds and their shareholders, and should be approved.

292	May 31, 2014 |	Semiannual Report

Allianz Multi-Strategy Funds

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Paul Koo

Assistant Secretary

Morley D. Campbell

Assistant Secretary

Thomas W. Oliver

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Fuller & Thaler Asset Management, Inc.(1)

411 Borel Avenue, Suite 300

San Mateo, CA 94402

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Class R6, Institutional Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C and R shares or (800) 498-5413 for Class P, Class R6, D Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Fuller & Thaler Asset Management, Inc. is an independently owned investment firm.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $493 billion in AUM.* With 23 offices in 17 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, Class R6, D Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

* Combined worldwide AUM as of March 31, 2014.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2014. For information about any product, contact your financial advisor.

us.allianzgi.com

©2014 Allianz Global Investors Distributors LLC	AZ750SA_053114

AGI-2014-06-02-9836

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION	OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11. CONTROLS	AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)	Not required in this filing.

(a) (2)	Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3)	Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: July 31, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

Date: July 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: July 31, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

Date: July 31, 2014